Execution Version AMENDMENT NO. 1 AND INCREMENTAL AMENDMENT AMENDMENT NO. 1 AND INCREMENTAL AMENDMENT, dated as of August 12, 2026 (this “Amendment”), to the Credit and Guarantee Agreement dated as of May 6, 2025 (as amended, supplemented, amended and restated or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, as amended by this Amendment, the “Amended Credit Agreement”) among STARZ ENTERTAINMENT CORP., a corporation organized under the laws of the province of British Columbia, Canada (the “Parent”), STARZ CAPITAL HOLDINGS LLC, a limited liability company organized under the laws of Delaware (the “Borrower”), each Guarantor party thereto, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and the other parties thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Existing Credit Agreement. WHEREAS, the Borrower desires, pursuant to Section 2.13 of the Existing Credit Agreement, to (i) effect an increase of Revolving Credit Commitments in an aggregate principal amount of $33,000,000 (the “2026 Incremental Revolving Commitments” and any Revolving Loans borrowed pursuant to such 2026 Incremental Revolving Commitments, the “2026 Incremental Revolving Loans”) under the Existing Credit Agreement under the same Class and having identical terms with and having the same rights and obligations under the Fundamental Documents as the existing Revolving Credit Commitments and (ii) incur commitments for Incremental Term Loans in the form of term “a” loans in an aggregate amount equal to $67,000,000 under the Existing Credit Agreement having substantially the same terms with and having the same rights and obligations under the Fundamental Documents as the existing Term Loans except as set forth in this Amendment and the Amended Credit Agreement (such commitments, the “2026 Incremental Term Commitments” and together with the 2026 Incremental Revolving Commitments, the “2026 Incremental Commitments”, and the Term Loans borrowed pursuant to such 2026 Incremental Term Commitments, the “2026 Incremental Term Loans” and together with any 2026 Incremental Revolving Loans and the 2026 Incremental Term Loans, the “2026 Incremental Loans”); WHEREAS, the Borrower may incur such 2026 Incremental Commitments and such 2026 Incremental Loans by entering into an Incremental Amendment with Lenders willing to provide such (i) 2026 Incremental Revolving Commitments (each such Lender, a “2026 Incremental Revolving Lender”) and (ii) 2026 Incremental Term Commitments (each such Lender, a “2026 Incremental Term Lender”, together with the 2026 Incremental Revolving Lenders, the “2026 Incremental Lenders”); WHEREAS, (x) each 2026 Incremental Revolving Lender listed on Schedule 1 hereby commits to provide 2026 Incremental Revolving Commitments in an aggregate principal amount not to exceed the amount of its “2026 Incremental Revolving Commitment” set forth next to such 2026 Incremental Revolving Lender’s name on Schedule 1 and (y) each 2026 Incremental Term Lender listed on Schedule 1 hereby commits to provide 2026 Incremental Term Loans in an aggregate principal amount not to exceed the amount of its “2026 Incremental Term Commitment” set forth next to such 2026 Incremental Term Lender’s name on Schedule 1; WHEREAS, pursuant to Section 2.13(f) and Section 11.12 of the Existing Credit Agreement, the Existing Credit Agreement may be amended as necessary or appropriate to effect the provisions of Section 2.13 of the Existing Credit Agreement with the consent of Borrower, Administrative Agent and 2026 Incremental Lenders; WHEREAS, the Credit Parties, the Administrative Agent and each 2026 Incremental Lender wish to amend the Existing Credit Agreement as set forth in the Amended Credit Agreement to give effect to the 2026 Incremental Commitments and 2026 Incremental Loans;

2 NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows: Section 1. 2026 Incremental Commitments and 2026 Incremental Loans. (a) 2026 Incremental Term Commitments and 2026 Incremental Term Loans. Subject to the terms and conditions set forth herein, each 2026 Incremental Term Lender will make 2026 Incremental Term Loans in the amount not to exceed the amount of its “2026 Incremental Term Commitment” set forth next to such 2026 Incremental Term Lender’s name on Schedule 1 on the Amendment No. 1 Effective Date to the Borrower in the manner contemplated by the Amended Credit Agreement, the proceeds of which will be used by the Borrower for working capital and other general corporate purposes. (b) 2026 Incremental Revolving Commitments and 2026 Incremental Revolving Loans. (1) Subject to the terms and conditions set forth herein, each 2026 Incremental Revolving Lender will make 2026 Incremental Revolving Commitments available in the amount not to exceed the amount of its “2026 Incremental Revolving Commitment” set forth next to such 2026 Incremental Revolving Lender’s name on Schedule 1 on the Amendment No. 1 Effective Date and commit to make 2026 Incremental Revolving Loans to, and participate in Letters of Credit issued to, the Borrower in the manner contemplated by the Amended Credit Agreement, which shall form part of the same Class and tranche as the Revolving Credit Commitments under the Existing Credit Agreement, and the proceeds of which shall be used for working capital and other general corporate purposes. (2) In accordance with Section 2.13(d) of the Existing Credit Agreement, on the Amendment No. 1 Effective Date, (A) each Revolving Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each 2026 Incremental Revolving Lender, and each 2026 Incremental Revolving Lender will automatically and without further act be deemed to have assumed a portion of such Revolving Lender’s Participating Interests such that, after giving effect to each deemed assignment and assumption of participations, all of the Revolving Lenders’ (including each 2026 Incremental Revolving Lender’s) Participating Interests shall be held on a pro rata basis on the basis of their Revolver Percentage (after giving effect to the Revolving Credit Commitment Increase) and (B) the existing Revolving Lenders shall assign Revolving Loans to certain other Revolving Lenders (including the 2026 Incremental Revolving Lenders providing the relevant Revolving Credit Commitment Increase), and such other Revolving Lenders (including the 2026 Revolving Lenders providing the relevant Revolving Credit Commitment Increase) shall purchase such Revolving Loans, in each case to the extent necessary so that all of the Revolving Lenders participate in each outstanding Borrowing of Revolving Loans pro rata on the basis of their Revolver Percentage (after giving effect to any Revolving Credit Commitment Increase); it being understood and agreed that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in the Existing Credit Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence. Section 2. Amendments to the Existing Credit Agreement. On and as of the Amendment No. 1 Effective Date (as defined below), the Credit Parties, the Administrative Agent and each 2026 Incremental Lender party hereto hereby consents to amend the Existing Credit Agreement as follows: delete the stricken text (indicated textually in the same manner as the following example: stricken text) and add the double-underlined text (indicated textually in the same

3 manner as the following example: double-underlined text) as set forth in the pages of the Amended Credit Agreement attached as Annex A hereto. Section 3. Representations and Warranties. Each Credit Party represents and warrants to the 2026 Incremental Lenders and the Administrative Agent as of the Amendment No. 1 Effective Date that: (a) Immediately before and after giving effect to this Amendment, each of the representations and warranties made by any Credit Party in or pursuant to the Fundamental Documents shall be true and correct in all material respects (or in all respects, if qualified by a materiality threshold) on and as of such date (except to the extent the same expressly relate to an earlier date). (b) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing. Section 4. Conditions to Effectiveness. This Amendment shall become effective on the date on which each of the following conditions is satisfied (the “Amendment No. 1 Effective Date”): (a) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (and, to the extent requested by the Administrative Agent, followed promptly by originals) unless otherwise specified: (1) counterparts of this Amendment executed by each of the Credit Parties, each 2026 Incremental Lender and the Administrative Agent; and (2) a Note executed by the Borrower in favor of each 2026 Incremental Lender requesting a Note at least two Business Days prior to the Amendment No. 1 Effective Date, if any. (b) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (and, to the extent requested by the Administrative Agent, followed promptly by originals) unless otherwise specified; (1) written opinion of Wachtell, Lipton, Rosen & Katz, special New York counsel to the Credit Parties addressed to the Administrative Agent and the 2026 Incremental Lenders which opinion shall be in form and substance reasonably satisfactory to the Administrative Agent; (2) a certificate of Responsible Officer of each Credit Party, dated the Amendment No. 1 Effective Date and certifying: (A) either (I) that the by-laws, articles or limited liability company agreement, as the case may be, of such party has not been amended since the Closing Date or (II) that attached thereto is a true and complete copy of the by-laws, articles or limited liability company agreement, as the case may be, of such party as in effect on the date of such certification; (B) that attached thereto is a true and complete copy of the resolutions adopted by the board of directors or equivalent body of such party authorizing the execution, delivery and performance in accordance with their respective terms of the

4 Amendment and Amended Credit Agreement and any other documents required or contemplated hereunder or thereunder, the security interests in the Collateral, and in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been amended, rescinded or supplemented and are currently in effect; (C) either (I) that the certificate of incorporation or organization or other similar organizational document of such party has not been amended since the Closing Date or (II) that attached thereto is a true and complete copy of such certificate or other organizational document including all amendments thereto; and (D) as to the incumbency and specimen signature of each officer of such party executing this Amendment or any other document delivered in connection herewith on behalf of such Credit Party; and (3) a certificate signed by a financial officer of the Parent certifying the representations in paragraphs (d), (e) and (f) of this Section 4 as of the Amendment No. 1 Effective Date and setting forth reasonably detailed calculations demonstrating compliance with clause (f) below. (c) All reasonable and documented out-of-pocket fees and expenses due to the Administrative Agent (including pursuant to Section 8 hereof) shall have been paid (or the Borrower shall have made arrangements reasonably satisfactory to the Administrative Agent for such payment). (d) At the time and immediately after giving effect to the incurrence of the 2026 Incremental Commitments and 2026 Incremental Loans to be made on the Amendment No. 1 Effective Date, no Default or Event of Default shall have occurred and be continuing. (e) Each of the representations and warranties of the Credit Parties set forth in the Amended Credit Agreement, Section 3 of this Amendment and in the other Fundamental Documents shall be and remain true and correct in all material respects (or in all respects, if qualified by a materiality threshold) as of the Amendment No. 1 Effective Date, except to the extent the same expressly relate to an earlier date. (f) At the time and immediately after giving effect to the incurrence of the 2026 Incremental Commitments and 2026 Incremental Loans to be made on the Amendment No. 1 Effective Date (and assuming such 2026 Incremental Revolving Commitments have been drawn in full), the Parent is in compliance, on a Pro Forma Basis, with the financial ratios set forth in Section 7.9(a), (b) and (c) of the Existing Credit Agreement for the relevant fiscal quarter. (g) The Administrative Agent shall have received at least three Business Days prior to the Amendment No. 1 Effective Date any information requested at least ten Business Days prior to the Amendment No. 1 Effective Date by the Administrative Agent that the Administrative Agent reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA Patriot Act. (h) The Administrative Agent shall have received the Borrowing Request required by Section 2.5 of the Existing Credit Agreement for any 2026 Incremental Loans to be made on the Amendment No. 1 Effective Date; provided that the Borrowing Request may be made conditional on the effectiveness of this Amendment. Section 5. Reaffirmation; Acknowledgments.

5 Each Credit Party hereby expressly acknowledges and agrees to the terms of this Amendment and reaffirms and confirms, as of the date hereof, (i) the covenants and agreements contained in each Fundamental Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and that on and after the Amendment No. 1 Effective Date each Fundamental Document remains in full force and effect, (ii) in its capacity as Guarantor, its guarantee of the Obligations (including, without limitation, the 2026 Incremental Commitments and 2026 Incremental Loans) pursuant to the Fundamental Documents and that on and after the Amendment No. 1 Effective Date its guarantee will extend to the Obligations as amended by this Amendment, and (iii) its grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Obligations with respect to the 2026 Incremental Commitments and 2026 Incremental Loans) pursuant to the Collateral Documents and that on and after the Amendment No. 1 Effective Date the Liens will continue to secure the Obligations as amended by this Agreement. In connection with the foregoing, each Credit Party, as a Grantor, hereby reaffirms its pledge, assignment and granting to the Administrative Agent, on behalf of and for the ratable benefit of the Secured Parties, of a security interest in the Collateral pursuant to the terms of the Pledge and Security Agreements and the other Collateral Documents, to secure the prompt and complete payment and performance, when due, of the Obligations (including, without limitation, the 2026 Incremental Commitments and 2026 Incremental Loans). Section 6. Entire Agreement. This Amendment, the Amended Credit Agreement and the other Fundamental Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein and except as reflected in the Amended Credit Agreement, this Amendment and the Amended Credit Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Existing Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Fundamental Document to the “Credit Agreement,” whether direct or indirect, shall hereafter be deemed to be a reference to the Amended Credit Agreement and that this Amendment and the Amended Credit Agreement is a “Fundamental Document” and an “Incremental Amendment”. Section 7. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except pursuant to a writing signed by each of the parties hereto. Section 8. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent, pursuant to the terms of Section 11.4 of the Amended Credit Agreement. Section 9. Counterparts.

6 This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. Section 10. Governing Law and Waiver of Right to Trial by Jury. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 11.8 AND SECTION 11.14 OF THE EXISTING CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY HERETO. Section 11. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. Section 12. Effect of Amendment; No Novation. Except as expressly set forth herein and except as reflected in the Amended Credit Agreement, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Fundamental Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or any other Fundamental Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein. The Administrative Agent acknowledges that this Amendment constitutes all notices required to be delivered under Section 2.13 of the Credit Agreement. Section 13. Titles. With respect to the 2026 Incremental Commitments and 2026 Incremental Loans, JPMorgan Chase Bank and BMO Bank, N.A. shall be the Joint Lead Arrangers and Joint Bookrunners. [Signature Pages Follow]

[Signature Page to Amendment No. 1] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written. STARZ ENTERTAINMENT CORP. as the Parent By /s/ Scott Macdonald_______________________ Name: Scott Macdonald Title: Chief Financial Officer STARZ CAPITAL HOLDINGS LLC as the Borrower By /s/ Scott Macdonald Name: Scott Macdonald Title: Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 1] GUARANTORS: ARIES PICTURES LLC STARZ CAPITAL HOLDINGS 1, INC STARZ ACQUISITION LLC STARZ BLACK SAMURAI PRODUCTIONS, LLC STARZ DOCU-SERIES PRODUCTIONS, LLC STARZ ENTERTAINMENT, LLC STARZ ENTITY HOLDING COMPANY, LLC STARZ FINANCE CORP. STARZ INDEPENDENT, LLC STARZ SAFARI PRODUCTIONS, LLC STARZ VENERY PRODUCTIONS, INC. STARZ, LLC By: /s/ Scott Macdonald Name: Scott Macdonald Title: Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 1] STARZPLAY CANADA GP, INC. By: /s/ Scott Macdonald Name: Scott Macdonald Title: President STARZPLAY CANADA, LP By its general partner, STARZPLAY CANADA GP, INC. By: /s/ Scott Macdonald Name: Scott Macdonald Title: President

[Signature Page to Amendment No. 1] JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and a 2026 Incremental Lender By: /s/ Patrick J. Minnick Name: Patrick J. Minnick Title: Executive Director

[Signature Page to Amendment No. 1] BMO Bank, N.A., as a 2026 Incremental Lender By: /s/ Victoria Zhu Name: Victoria Zhu Title: Vice President

[Signature Page to Amendment No. 1] National Bank of Canada, as a 2026 Incremental Lender By: /s/ Lina Ghandour Name: Lina Ghandour Title: Senior Manager

SCHEDULE 1 Lender 2026 Incremental Revolving Commitments 2026 Incremental Term Commitments JPMorgan Chase Bank, N.A. $1,650,000 $3,350,000 BMO Bank, N.A. $29,700,000 $60,300,000 National Bank of Canada $1,650,000 $3,350,000 TOTAL $33,000,000 $67,000,000

Annex A AMENDED CREDIT AGREEMENT [See Attached]

Execution VersionAnnex A CREDIT AND GUARANTEE AGREEMENT Dated as of May 6, 2025 among STARZ ENTERTAINMENT CORP., as the Parent STARZ CAPITAL HOLDINGS LLC, as the Borrower THE GUARANTORS REFERRED TO HEREIN THE LENDERS REFERRED TO HEREIN JPMORGAN CHASE BANK, N.A., as Administrative Agent and JPMORGAN CHASE BANK, N.A., CITIZENS BANK, N.A., CITIGROUP GLOBAL MARKETS INC. and PNC BANK, NATIONAL ASSOCIATION, as Co-Syndication Agents and MORGAN STANLEY SENIOR FUNDING, INC., RBC CAPITAL MARKETS1, EAST WEST BANK, COMERICA BANK and NATIONAL BANK OF CANADA, as Co-Documentation Agents JPMORGAN CHASE BANK, N.A. and CITIZENS BANK, N.A. as Joint Lead Arrangers and Joint Bookrunners 1 RBC Capital Markets is the global brand name of the corporate and investment banking business of Royal Bank of Canada and its affiliates.

TABLE OF CONTENTS

		Page
ARTICLE 1	DEFINITIONS	1
ARTICLE 2	THE LOANS	~~69~~70
SECTION 2.1.	The Term Loans	~~69~~70
SECTION 2.2.	Revolving Credit Commitments	~~69~~70
SECTION 2.3.	Letters of Credit	~~69~~70
SECTION 2.4.	Applicable Interest Rates	~~73~~74
SECTION 2.5.	Manner of Borrowing Loans and Designating Applicable Interest Rates	~~74~~75
SECTION 2.6.	Minimum Borrowing Amounts; Maximum Term Benchmark Loans	~~76~~77
SECTION 2.7.	Maturity of Loans	~~76~~77
SECTION 2.8.	Prepayments	~~76~~77
SECTION 2.9.	Place and Application of Payments	~~79~~81
SECTION 2.10.	Commitment Terminations	~~81~~82
SECTION 2.11.	Evidence of Indebtedness	~~81~~83
SECTION 2.12.	Fees	~~82~~83
SECTION 2.13.	Incremental Credit Extensions	~~83~~84
SECTION 2.14.	[Reserved]	~~85~~86
SECTION 2.15.	Refinancing Facilities	~~85~~87
SECTION 2.16.	Defaulting Lenders	~~88~~90
ARTICLE 3	CHANGES IN CIRCUMSTANCES, TAXES, INDEMNITY	~~90~~91
SECTION 3.1.	Alternate Rate of Interest	~~90~~91
SECTION 3.2.	Change in Legality	~~92~~93
SECTION 3.3.	Change in Circumstances	~~92~~93
SECTION 3.4.	Withholding Taxes	~~94~~95
SECTION 3.5.	Foreign Currency Conversion; Withholding	~~96~~98
SECTION 3.6.	Indemnity	~~97~~98
SECTION 3.7.	Replacement of Lenders	~~97~~98
SECTION 3.8.	Interest Adjustments	~~98~~99
ARTICLE 4	REPRESENTATIONS AND WARRANTIES OF CREDIT PARTIES	~~98~~99
SECTION 4.1.	Existence and Power	~~98~~99
SECTION 4.2.	Authority and No Violation	~~98~~100
SECTION 4.3.	Governmental Approval	~~99~~100
SECTION 4.4.	Binding Agreements	~~99~~100
SECTION 4.5.	Financial Statements	~~99~~101
SECTION 4.6.	No Material Adverse Change; No Default; Solvency	~~100~~101
SECTION 4.7.	Ownership of Subsidiaries, etc	~~100~~101
SECTION 4.8.	Title to Properties	~~100~~102
SECTION 4.9.	Litigation	~~101~~102
SECTION 4.10.	Federal Reserve Regulations	~~101~~103
SECTION 4.11.	Investment Company Act	~~101~~103
SECTION 4.12.	Taxes	~~101~~103
SECTION 4.13.	Compliance with ERISA; Labor Disputes	~~102~~103
SECTION 4.14.	Non-U.S. Plan Compliance	~~102~~104
SECTION 4.15.	Agreements	~~103~~104

i

TABLE OF CONTENTS (continued) Page ii SECTION 4.16. Creation, Validity and Perfection of Security Interest .................................. 103104 SECTION 4.17. Disclosure ...................................................................................................... 103104 SECTION 4.18. Distribution Rights and Product License Agreements .................................. 103105 SECTION 4.19. Environmental Liabilities .............................................................................. 104105 SECTION 4.20. Compliance with Laws .................................................................................. 104106 SECTION 4.21. Real Property ................................................................................................. 104106 SECTION 4.22. OFAC, FCPA, etc .......................................................................................... 104106 SECTION 4.23. Use of Proceeds ............................................................................................. 105106 ARTICLE 5 CONDITIONS PRECEDENT ..................................................................... 105107 SECTION 5.1. Conditions to Initial Credit Extension ........................................................... 105107 SECTION 5.2. Conditions to Each Credit Extension ............................................................ 108110 ARTICLE 6 AFFIRMATIVE COVENANTS ................................................................. 109110 SECTION 6.1. Financial Statements and Other Information ................................................. 109110 SECTION 6.2. Compliance Certificate and Other Information ............................................. 110111 SECTION 6.3. Taxes ............................................................................................................. 111112 SECTION 6.4. Corporate Existence ...................................................................................... 111112 SECTION 6.5. Maintenance of Properties and Insurance ...................................................... 111113 SECTION 6.6. Books and Records ........................................................................................ 111113 SECTION 6.7. Inspection Rights ........................................................................................... 112113 SECTION 6.8. Compliance with Laws .................................................................................. 112113 SECTION 6.9. [Reserved] ..................................................................................................... 112113 SECTION 6.10. ERISA Event Notice...................................................................................... 112114 SECTION 6.11. Non-U.S. Plan Compliance and Reports ....................................................... 112114 SECTION 6.12. Environmental Laws ...................................................................................... 113114 SECTION 6.13. Additional Guarantors ................................................................................... 113114 SECTION 6.14. Further Assurances ........................................................................................ 113115 SECTION 6.15. OFAC, FCPA ................................................................................................ 115116 SECTION 6.16. [Reserved] ..................................................................................................... 115117 SECTION 6.17. Post-Closing Actions ..................................................................................... 115117 SECTION 6.18. ERISA Matters .............................................................................................. 115117 ARTICLE 7 NEGATIVE COVENANTS ........................................................................ 116117 SECTION 7.1. Limitations on Indebtedness .......................................................................... 116117 SECTION 7.2. Limitations on Restricted Payments .............................................................. 120122 SECTION 7.3. Limitation on Liens ....................................................................................... 125126 SECTION 7.4. Limitation on Restrictions on Distribution from Restricted Subsidiaries ..... 125127 SECTION 7.5. Limitation on Affiliate Transactions ............................................................. 127128 SECTION 7.6. Limitation on Mergers and Consolidations ................................................... 129130 SECTION 7.7. Limitation on Lines of Business .................................................................... 131133 SECTION 7.8. Limitation on Sales of Assets ........................................................................ 131133 SECTION 7.9. Financial Covenants ...................................................................................... 132133 SECTION 7.10 Canadian Pension Plans ................................................................................. 132134 ARTICLE 8 EVENTS OF DEFAULT ............................................................................. 133134 SECTION 8.1. Events of Default ........................................................................................... 133134 SECTION 8.2. Non-Bankruptcy Defaults .............................................................................. 135137 SECTION 8.3. Bankruptcy Defaults ...................................................................................... 136137

TABLE OF CONTENTS
(continued)

		Page
SECTION 8.4.	Collateral for Undrawn Letters of Credit	~~136~~137
SECTION 8.5.	Right to Realize on Collateral and Enforce Guarantees	~~136~~138
SECTION 8.6.	Parent's Right to Cure	~~137~~138
ARTICLE 9	GUARANTEE	~~137~~139
SECTION 9.1.	Guarantee	~~137~~139
SECTION 9.2.	No Impairment of Guarantee, etc	~~138~~140
SECTION 9.3.	Continuation and Reinstatement, etc	~~139~~140
SECTION 9.4.	Limitation on Guaranteed Amount, etc	~~139~~141
SECTION 9.5.	Voluntary Arrangements	~~139~~141
SECTION 9.6.	Release of Guarantees	~~140~~142
SECTION 9.7.	Indemnity and Subrogation	~~141~~142
SECTION 9.8.	Contribution and Subrogation	~~141~~142
SECTION 9.9.	Subordination	~~141~~143
ARTICLE 10	THE ADMINISTRATIVE AGENT AND THE ISSUING BANKS	~~142~~143
SECTION 10.1.	Administration by the Administrative Agent	~~142~~143
SECTION 10.2.	Sharing of Setoffs	~~143~~144
SECTION 10.3.	Notice to the Lenders	~~143~~145
SECTION 10.4.	Liability of the Administrative Agent, Issuing Banks	~~144~~145
SECTION 10.5.	Reimbursement and Indemnification	~~145~~146
SECTION 10.6.	Rights of Administrative Agent	~~146~~148
SECTION 10.7.	Independent Investigation by Lenders	~~147~~148
SECTION 10.8.	Agreement of Required Lenders	~~147~~148
SECTION 10.9.	Notice of Transfer	~~147~~148
SECTION 10.10.	Successor Administrative Agent	~~147~~148
SECTION 10.11.	Administrative Agent May File Proofs of Claim	~~148~~149
SECTION 10.12.	Québec Security	~~148~~149
SECTION 10.13.	Other Agent Titles	~~148~~150
SECTION 10.14.	Certain ERISA Matters	~~149~~150
SECTION 10.15.	Posting of Communications	~~150~~151
SECTION 10.16.	Borrower Communications	~~151~~152
ARTICLE 11	MISCELLANEOUS	~~152~~153
SECTION 11.1.	Notices	~~152~~153
SECTION 11.2.	Termination, Survival of Agreement, Representations and Warranties, etc	~~153~~154
SECTION 11.3.	Successors and Assigns; Syndications; Loan Sales; Participations	~~153~~155
SECTION 11.4.	Expenses; Documentary Taxes	~~157~~158
SECTION 11.5.	Indemnification of the Administrative Agent, the Issuing Banks and the Lenders; Limitation of Liability	~~157~~159
SECTION 11.6.	Set-Off	~~158~~160
SECTION 11.7.	CHOICE OF LAW	~~159~~160
SECTION 11.8.	WAIVER OF JURY TRIAL	~~159~~160
SECTION 11.9.	WAIVER WITH RESPECT TO DAMAGES	~~159~~160
SECTION 11.10.	No Waiver	~~159~~161
SECTION 11.11.	Extension of Payment Date	~~159~~161
SECTION 11.12.	Amendments, etc	~~160~~161
SECTION 11.13.	Severability	~~162~~164
SECTION 11.14.	SERVICE OF PROCESS; SUBMISSION TO JURISDICTION	~~162~~164

iii

TABLE OF CONTENTS (continued) Page iv SECTION 11.15. Headings ........................................................................................................ 163164 SECTION 11.16. Execution in Counterparts ............................................................................. 163165 SECTION 11.17. USA Patriot Act, Beneficial Ownership Regulation and PCML Act ............ 164165 SECTION 11.18. Entire Agreement .......................................................................................... 164166 SECTION 11.19. Confidentiality ............................................................................................... 164166 SECTION 11.20. Judgment Currency ........................................................................................ 165167 SECTION 11.21. Lender Obligations Several ........................................................................... 166167 SECTION 11.22. Acknowledgement and Consent to Bail-In of Affected Financial Institutions ..................................................................................................... 166167 SECTION 11.23. Acknowledgement Regarding Any Supported QFCs .................................... 166168

v Schedules 1.1 Schedule of Commitments 1.2 Certain Excluded Assets 4.7(b) Unrestricted Subsidiaries 4.9 Litigation 6.17 Post-Closing Actions Exhibits A-1 Term Note A-2 Revolving Note B Form of Compliance Certificate C Form of Solvency Certificate D Form of Assignment and Assumption E Form of Joinder Agreement F-1 Form of First Lien/Second Lien Intercreditor Agreement F-2 Form of First Lien Pari Passu Intercreditor Agreement

CREDIT AND GUARANTEE AGREEMENT, dated as of May 6, 2025 (as it may be amended, restated, supplemented or otherwise modified, amended and restated, renewed or replaced from time to time, this “Credit Agreement”), among (i) STARZ ENTERTAINMENT CORP., a corporation organized under the laws of the province of British Columbia, Canada (the “Parent”), (ii) STARZ CAPITAL HOLDINGS LLC, a limited liability company organized under the laws of Delaware (the “Borrower”), (iii) the Guarantors referred to herein; (iv) the Lenders referred to herein; and (v) JPMorgan Chase Bank, N.A., as agent for the Lenders. PRELIMINARY STATEMENTS WHEREAS, the Borrower has requested that (i) the Initial Term Lenders extend the Initial Term Loans to the Borrower on the Closing Date in an aggregate principal amount of $300,000,000 pursuant to this Credit Agreement and, (ii) the Revolving Lenders provide the Revolving Facility to the Borrower from the Closing Date through the Revolving Credit Termination Date in an aggregate principal amount of up to $150,000,000 (as increased to $183,000,000 as of the Amendment No. 1 Effective Date) pursuant to this Credit Agreement and (iii) the 2026 Incremental Term Lenders extend the 2026 Incremental Term Loans to the Borrower on the Amendment No. 1 Effective Date in an aggregate principal amount of $67,000,000 pursuant to this Credit Agreement; and WHEREAS, the Lenders have indicated their willingness to lend on the terms and subject to the conditions set forth herein. NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE 1 DEFINITIONS (a) Definitions. The following terms when used herein shall have the following meanings (unless the context otherwise requires, any of the following terms may be used in the singular or the plural, depending on the reference): “2026 Incremental Revolving Commitment” shall mean the commitment of a Lender to make 2026 Incremental Revolving Loans to the Borrower pursuant to Section 2.2. The aggregate amount of the 2026 Incremental Revolving Commitments as of the Amendment No. 1 Effective Date is $33,000,000. “2026 Incremental Revolving Lender” shall mean a Lender holding 2026 Incremental Revolving Commitments or 2026 Incremental Revolving Loans. “2026 Incremental Revolving Loans” shall mean the Loans made by 2026 Incremental Revolving Lenders pursuant to Section 2.2 utilizing the 2026 Incremental Revolving Commitments. “2026 Incremental Term Facility” shall mean the 2026 Incremental Term Loan Commitments and any extension of credit made thereunder. “2026 Incremental Term Lender” shall mean a Lender holding 2026 Incremental Term Loan Commitments or 2026 Incremental Term Loans.

2 “2026 Incremental Term Loan Commitments” shall mean the commitment of a Lender to make a 2026 Incremental Term Loan to the Borrower pursuant to Section 2.1(b). The aggregate amount of the 2026 Incremental Term Loan Commitments as of the Amendment No. 1 Effective Date is $67,000,000. “2026 Incremental Term Loans” shall mean the Loans made by 2026 Incremental Term Lenders pursuant to Section 2.1(b) utilizing the 2026 Incremental Term Loan Commitments. “Additional Assets” shall mean: (1) any property, plant, equipment or other assets (excluding working capital or current assets for the avoidance of doubt) to be used by the Parent or a Restricted Subsidiary in a Related Business; or (2) an investment in any one or more businesses or Capital Expenditures (which, for purposes of this definition, shall include the acquisition of any item of Product) and any Permitted Investment, in each case used or useful to a Related Business. “Additional Lender” shall mean any Additional Revolving Lender or any Additional Term Lender, as applicable. “Additional Revolving Lender” shall mean, at any time, any bank or other financial institution that agrees to provide any portion of any Revolving Credit Commitment Increase or Incremental Revolving Credit Facility pursuant to an Incremental Amendment in accordance with Section 2.13; provided that the relevant Persons under Section 11.3 (including those specified in the definition of “Eligible Assignee”) shall have consented to such Additional Revolving Lender’s providing such Commitment Increases, if such consent would be required under Section 11.3 for an assignment of Revolving Credit Commitments to such Additional Revolving Lender. “Additional Term Lender” shall mean, at any time, any bank or other financial institution (including the 2026 Incremental Term Lenders) that agrees to provide any portion of any Term Commitment Increase or Incremental Term Loan (including the 2026 Incremental Term Loans) pursuant to an Incremental Amendment in accordance with Section 2.13; provided that the relevant Persons under Section 11.3 (including those specified in the definition of “Eligible Assignee”) shall have consented to such Additional Term Lender’s making such Incremental Term Loans, if such consent would be required under Section 11.3 for an assignment of Loans to such Additional Term Lender. “Adjusted EBITDA” shall mean, with respect to any Person for any period, the Consolidated Net Income of such Person for such period plus, without duplication, to the extent the same was deducted in calculating Consolidated Net Income, in each case as to such Person and its Restricted Subsidiaries on a consolidated basis: (1) Consolidated Taxes; plus (2) Consolidated Interest Expense; plus (3) Consolidated Adjusted Charges; plus (4) restructuring charges, reserves or expenses and one-time charges (which, for the avoidance of doubt, shall include, without limitation, retention, severance, systems establishment costs, contract termination costs, integration costs and future lease commitments); plus

3 (5) business optimization expenses; provided that any such business optimization expenses added back pursuant to this clause (5), together with any adjustments described in clause (b) of the definition of “Pro Forma Basis” (including, for the avoidance of doubt, any expense adjustments made in compliance with Regulation S-X, but excluding those that relate to or arise from the Transactions), shall not exceed 20% of Adjusted EBITDA for such period; plus (6) non-operating expenses (minus non-operating income); plus (7) charges, costs and expenses relating to any issuance or incurrence of Capital Stock, any incurrence or repayment of Indebtedness or the consummation of any Investment, acquisition or disposition, in each case permitted by this Credit Agreement and whether or not successful, including fees, charges and expenses relating to the Transactions; plus (8) other start-up costs in an aggregate amount not to exceed $15,000,000 for the relevant four-quarter reference period; plus (9) [reserved]; less, without duplication, (10) non-cash items increasing Consolidated Net Income for such period (excluding the recognition of deferred revenue or any items which represent the reversal of any accrual of, or cash reserve for, anticipated cash charges in any prior period and any items for which cash was received in a prior period); provided that effects of purchase accounting adjustments (including the effects of such adjustments pushed down to such Person and such Subsidiaries and including, without limitation, the effects of adjustments to (A) Finance Lease Obligations or (B) any other deferrals of income) in amounts required or permitted by GAAP, resulting from the application of purchase accounting or the amortization or write- off of any amounts thereof shall be excluded from the calculation of Adjusted EBITDA. “Adjusted Term SOFR” means, for any Interest Period, an interest rate per annum equal to Term SOFR for such Interest Period; provided that if Adjusted Term SOFR as so determined would be less than zero, such rate shall be deemed to be equal to zero for the purposes of this Credit Agreement. “Adjustment Date” shall have the meaning given to such term in the Applicable Pricing Grid. “Administrative Agent” shall mean JPMorgan Chase Bank, N.A., in its capacity as agent for the Lenders hereunder or such successor Administrative Agent as may be appointed pursuant to Section 10.10. “Administrative Agent Fee Letter” shall mean the Fee Letter dated as of May 6, 2025 among the Administrative Agent and the Borrower, as amended, supplemented or amended and restated from time to time. “Affected Financial Institution” shall mean (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” of any specified Person shall mean any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the

4 purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”) when used with respect to any Person means possession, directly or indirectly, of the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. “Affiliate Transaction” shall have the meaning given to such term in Section 7.5(a). “Affiliated Persons” mean, with respect to any specified Person, (a) such specified Person’s parents, spouse, siblings, descendants, step children, step grandchildren, nieces and nephews and their respective spouses, (b) the estate, legatees and devisees of such specified Person and each of the Persons referred to in clause (a), and (c) any company, partnership, trust or other entity or investment vehicle controlled by any of the Persons referred to in clause (a) or (b) or the holdings of which are for the primary benefit of any of such Persons. “Amendment No. 1” shall mean the Amendment No. 1 and Incremental Amendment, dated as of August 12, 2026 by and among the Parent, the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto. “Amendment No. 1 Effective Date” shall have the meaning given to such term in Amendment No. 1. “Ancillary Document” shall have the meaning given to such term in Section 11.16. “Anti-Corruption Laws” shall have the meaning given to such term in Section 4.22(c). “Anti-Money Laundering Laws” shall mean laws related to money laundering, anti- terrorism, proceeds of crime, or financial record keeping, including without limitation the Bank Secrecy Act, as amended by the USA Patriot Act and the PCML Act. “Applicable Law” shall mean all provisions of statutes, rules, regulations and orders of the United States or Canada, any state or province thereof or municipality therein or of any foreign governmental body or of any regulatory agency applicable to the Person in question, and all orders and decrees of all courts and arbitrators in proceedings or actions in which the Person in question is a party. “Applicable Margin” shall mean, (a) with respect to the Initial Term Loans and the Revolving Loans as of the Closing Date, (i) 3.00% per annum, in the case of a Term Benchmark Loan, and (ii) 2.00% per annum, in the case of a Base Rate Loan; provided that on and after the first Adjustment Date occurring after the completion of the first full fiscal quarter of the Parent after the Closing Date, the Applicable Margin with respect to the Term Loans and the Revolving Loans will be determined pursuant to the Applicable Pricing Grid. and (b) with respect to the 2026 Incremental Term Loans and the Revolving Loans as of the Amendment No. 1 Effective Date, (i) 3.00% per annum, in the case of a Term Benchmark Loan, and (ii) 2.00% per annum, in the case of a Base Rate Loan; provided that on and after the first Adjustment Date occurring after the completion of the first fiscal quarter of the Parent after the Amendment No. 1 Effective Date, the Applicable Margin with respect to the 2026 Incremental Term Loans and the Revolving Loans will be determined pursuant to the Applicable Pricing Grid. “Applicable Parties” shall have the meaning given to such term in Section 10.15(c). “Applicable Pricing Grid” shall mean, with respect to the Term Loans and the Revolving Loans, the table set forth below:

Net Total Leverage Ratio	Term Loans and Revolving Loans Applicable Margin per annum for Term Benchmark Loans	Term Loans and Revolving Loans Applicable Margin per annum for Base Rate Loans
Category 1 Equal to or Less than 2.75 to 1.00	2.75%	1.75%
Category 2 Equal to or less than 3.25 to 1.00 but greater than 2.75 to 1.00	3.00%	2.00%
Category 3 Greater than 3.25 to 1.00	3.25%	2.25%

For the purposes of the Applicable Pricing Grid, changes in the Applicable Margin resulting from changes in the Net Total Leverage Ratio shall become effective on the date (the "Adjustment Date") that is three Business Days after the date on which financial statements and the related Compliance Certificate are delivered to the Lenders pursuant to Section 6.1(a) and Section 6.1(b) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements or Compliance Certificate referred to above are not delivered within the time periods specified in Section 6.1(a) and Section 6.1(b), then, until the date that is three Business Days after the date on which such financial statements and Compliance Certificate are delivered, the highest rate set forth in each column of the Applicable Pricing Grid shall apply. In addition, at all times while an Event of Default shall have occurred and be continuing under Section 8.1(a), (f) or (g), the highest rate set forth in each column of the Applicable Pricing Grid shall apply.

In the event that any financial statements under Section 6.1(a) and Section 6.1(b) or the related Compliance Certificate is shown to be inaccurate at any time and such inaccuracy, if corrected, would have led to a higher Applicable Margin for any period (an "Applicable Period") than the Applicable Margin applied for such Applicable Period, then (i) the Parent shall promptly (and in no event later than five (5) Business Days thereafter) deliver to the Administrative Agent a correct Compliance Certificate for such Applicable Period, (ii) the Applicable Margin shall be determined by reference to the corrected Compliance Certificate, and (iii) the Borrower shall pay to the Administrative Agent promptly upon written demand (and in no event later than five (5) Business Days after written demand) any additional interest owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with the terms hereof.

"Application" shall have the meaning given to such term in Section 2.3(b).

"Approved Borrower Portal" shall have the meaning given to such term in Section 10.16(a).

"Approved Electronic Platform" shall mean IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other electronic platform chosen by the Administrative Agent to be its electronic transmission system.

"Approved Fund" shall mean any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

5

6 “Approved Jurisdiction” shall mean (1) the United States and Canada or any state (but not any territory) or province thereof or (2) if elected by the Parent, England and Wales or Luxembourg, or any other jurisdiction approved by the Administrative Agent. “Arranger” shall mean, collectively, the Joint Lead Arrangers and Joint Bookrunners identified on the cover page of this Credit Agreement. “Arranger Fee Letter” shall mean the Fee Letter, dated as of October 8, 2024, among the Borrower and JPMorgan Chase Bank, N.A., as amended, restated, supplemented or otherwise modified from time to time. “Asset Sale” shall mean any direct or indirect sale, lease, exclusive license, transfer, issuance or other disposition, or a series of related sales, leases, exclusive licenses, transfers, issuances or dispositions that are part of a common plan, including any Sale/Leaseback Transaction, of (x) shares of Capital Stock of a Subsidiary (other than directors’ qualifying shares) or (y) other than in the ordinary course of business, other property or other assets (each referred to for the purposes of this definition as a “disposition”) by the Parent or any of the Restricted Subsidiaries, including any disposition by means of a merger, amalgamation, consolidation or similar transaction; provided that transfers of assets of the type specified in the definition of “Receivables Financing” (or a fractional undivided interest therein), including by a Receivables Subsidiary in a Qualified Receivables Financing, shall not constitute Asset Sales; provided, further, that “Asset Sale” shall be deemed to include a “division” of or by a limited liability company that (a) results in assets that had formerly been held by a Restricted Subsidiary ceasing to be held by a Restricted Subsidiary, and (b) would have constituted an “Asset Sale” had such assets been sold to a third party, rather than transferred by way of a division. Notwithstanding the preceding, the following items shall not be deemed to be Asset Sales: (1) a disposition of assets by a Restricted Subsidiary to the Parent or by the Parent or a Restricted Subsidiary to a Restricted Subsidiary; provided that in the case of a sale by a Restricted Subsidiary to another Restricted Subsidiary, the Parent directly and/or indirectly owns an equal or greater percentage of the Common Stock of the transferee than of the transferor; provided that in the case of a disposition of Collateral, the transferee, if a Guarantor subject to the Collateral Documents, shall cause such amendments, supplements or other instruments to be executed, filed, and recorded in such jurisdictions as may be required by Applicable Law to preserve and protect the Lien on the Collateral owned by or transferred to the transferee, together with such financing statements or comparable documents as may be required to perfect any security interests in such Collateral which may be perfected by the filing of a financing statement or a similar document under the UCC, the applicable PPSA, the CCQ, or other similar statute or regulation of the relevant provinces, states or jurisdictions; (2) the sale of Cash Equivalents or tax credits; (3) a disposition of inventory, including without limitation, Product (not constituting the sale of a Product that in the aggregate would be considered a “library”), in the ordinary course of business; (4) a disposition of obsolete or worn out equipment or equipment that is no longer useful in the conduct of the business of the Parent and the Restricted Subsidiaries and that is disposed of in each case in the ordinary course of business (including without limitation (i) the abandonment of, or failure or decision not to preserve, protect or maintain, any intellectual property to the extent not prohibited in the Collateral Documents or (ii) the surrender or transfer of any

7 equipment or intellectual property having de minimis fair market value for no consideration) or otherwise as may be required pursuant to the terms of any lease, sublease, license or sublicense; (5) the disposition of all or substantially all of the assets of the Parent in a manner permitted under Section 7.6 or any disposition that constitutes a Change of Control; (6) an issuance of Capital Stock by a Restricted Subsidiary to the Parent or to a Wholly-Owned Subsidiary; (7) any Permitted Investment and any Restricted Payment that is permitted to be made, and is made, under Section 7.2; (8) dispositions of assets or issuance or sale of Capital Stock of a Restricted Subsidiary in a single transaction or series of related transactions with an aggregate Fair Market Value of less than $5,000,000; (9) the creation of a Permitted Lien and dispositions in connection with Permitted Liens (other than the licensing or sublicensing of intellectual property or other general intangibles and licenses, leases or subleases of other property which, for the avoidance of doubt, are addressed in clause (12) below); (10) dispositions of receivables in connection with the compromise, settlement or collection thereof in the ordinary course of business or in bankruptcy or insolvency or similar proceedings and exclusive of factoring or similar arrangements; (11) the issuance by a Restricted Subsidiary of Preferred Stock that is permitted under Section 7.1; (12) the licensing or sublicensing of intellectual property or other general intangibles and licenses, leases or subleases of other property, in each case, in the ordinary course of business, which do not materially interfere with the business of the Parent and the Restricted Subsidiaries; (13) foreclosure on assets; (14) any sale of Capital Stock in, Indebtedness or other securities of or Investments in, an Unrestricted Subsidiary; (15) any exchange of assets (including Capital Stock) (including a combination of assets and Cash Equivalents) for assets (including Capital Stock) related to a Related Business of comparable or greater market value or usefulness to the business of the Parent and its Restricted Subsidiaries as a whole, as determined in good faith by the Parent; (16) sales of Product outside of the ordinary course of business (including the sale of Product that in the aggregate would be considered a “library”) if sold for not less than Fair Market Value and not in excess of $25,000,000 in the aggregate from the Closing Date; (17) sales of all or a portion of an interest in a Foreign Subsidiary that is not a Credit Party; provided that the consideration received is not less than Fair Market Value; (18) [reserved];

8 (19) the creation of revenue participations of the type described in Section 7.1(c)(xvi); and (20) any sale, transfer or other distribution made pursuant to the Joint Proxy Statement/Prospectus entered into between Parent or any of its Subsidiaries and Lionsgate Studios Holdings Corp. or Lionsgate Studios Corp. or any of their respective Subsidiaries, in each case, in contemplation of the Separation Transaction. “Assignment and Assumption” shall mean an agreement substantially in the form of Exhibit D hereto or such other form as is acceptable to the Administrative Agent, executed by the assignor, assignee and other parties as contemplated thereby. “Available Tenor” shall mean, as of any date of determination and with respect to the then- current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Credit Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (e) of Section 3.1. “Average Life” shall mean, as of the date of determination, with respect to any Indebtedness or Preferred Stock, the quotient obtained by dividing (1) the sum of the products of the numbers of years from the date of determination to the dates of each successive scheduled principal payment of such Indebtedness or redemption or similar payment with respect to such Preferred Stock multiplied by the amount of such payment by (2) the sum of all such payments. “Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” shall mean (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” shall mean the Bankruptcy Reform Act of 1978, as heretofore and hereafter amended, as codified at 11 U.S.C. § 101 et seq. “Bankruptcy Law” shall mean the Bankruptcy Code, the Companies’ Creditors Arrangement Act (Canada), the Bankruptcy and Insolvency Act (Canada), the Winding-Up and Restructuring Act (Canada) or other U.S. federal or state law, Canadian federal or provincial law or the law of any other applicable jurisdiction relating to bankruptcy, insolvency, winding up, liquidation, reorganization or relief of debtors or plans of arrangement. “Base Rate” shall mean, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) Adjusted Term SOFR for a one month Interest Period as published two (2) U.S. Government Securities Business Days prior to such day (or, if such day is not a U.S. Government Securities Business Day, the immediately

9 preceding U.S. Government Securities Business Day) plus 1.0%; provided that for purposes of this definition, Adjusted Term SOFR for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m. Chicago time on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology). Any change in the Base Rate due to a change in the Prime Rate, the NYFRB Rate or Adjusted Term SOFR shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or Adjusted Term SOFR, respectively. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.1 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 3.1(b)), then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Base Rate as determined pursuant to the foregoing would be less than 1.0%, such rate shall be deemed to be 1.0% for purposes of this Credit Agreement. “Base Rate Loans” shall mean Loans the rate of interest applicable to which is based upon the Base Rate. “Benchmark” shall mean, initially, with respect to any Term Benchmark Loan, Term SOFR; provided that if a Benchmark Transition Event, and the related Benchmark Replacement Date have occurred with respect to Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) of Section 3.1. “Benchmark Replacement” shall mean, for any Available Tenor: the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities at such time in the United States and (b) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to the above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Credit Agreement and the other Fundamental Documents. “Benchmark Replacement Adjustment” shall mean, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Conforming Changes” shall mean, with respect to any Benchmark Replacement and/or any Term Benchmark Loan, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition

10 of “U.S. Government Securities Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of Borrowing Requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides after consultation with the Borrower in its reasonable discretion may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides in its reasonable discretion that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines in its reasonable discretion that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Credit Agreement and the other Fundamental Documents). “Benchmark Replacement Date” shall mean, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if such Benchmark (or component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” shall mean, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof);

11 (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” shall mean, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Fundamental Document in accordance with Section 3.1 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Fundamental Document in accordance with Section 3.1. “Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230. “Benefit Plan” shall mean any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan.” “BHC Act Affiliate” of a party shall mean an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Board” shall mean the Board of Governors of the Federal Reserve System of the United States of America.

12 “Board of Directors” shall mean, as to any Person, the board of directors or managers, as applicable, of such Person (or, if such Person is a partnership, the board of directors or other governing body of the general partner of such Person) or any duly authorized committee thereof. “Borrower” shall have the meaning given to such term in the introductory paragraph of this Credit Agreement. “Borrower Communications” shall have the meaning given to such term in Section 10.16(c). “Borrowing” shall mean the total of Loans of a single type advanced, continued for an additional Interest Period, or converted from a different type into such type by the Lenders under the applicable Facility on a single date and, in the case of Term Benchmark Loans, for a single Interest Period. Borrowings of Loans are made and maintained ratably from each of the Lenders under the applicable Facility according to their Percentages of such Facility. A Borrowing of Loans is “advanced” on the day Lenders advance funds comprising such Borrowing to the Borrower, is “continued” on the date a new Interest Period for the same type of Loans commences for such Borrowing, and is “converted” when such Borrowing is changed from one type of Loan to the other, all as requested by the Borrower pursuant to Section 2.5(a) hereof. Base Rate Loans and Term Benchmark Loans are each a “type” of Loan. “Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.5(a), which shall be substantially in the form approved by the Administrative Agent and separately provided to the Borrower. “Business Day” shall mean any day other than a Saturday, Sunday or other day on which banks are required or permitted to close in the State of New York, the State of California, the Province of British Columbia or the Province of Ontario; provided that in addition to the foregoing, a Business Day shall be, in relation to Loans referencing Adjusted Term SOFR and any interest rate settings, fundings, disbursements, settlements or payments of any such Loans referencing Adjusted Term SOFR or any other dealings of such Loans referencing Adjusted Term SOFR, any such day that is only a U.S. Government Securities Business Day. “Canadian DB Plan” means a “registered pension plan”, as such term is defined in subsection 248(1) of the ITAC, that contains a “defined benefit provision”, as such term is defined in section 147.1(1) of the ITAC, as amended from time to time. “Canadian Pension Plan” means each “registered pension plan” as such term is defined in subsection 248(1) of the ITAC that is established, maintained, administered or contributed to or required to be contributed to by any Credit Party for its employees or former employees or in respect of which any Credit Party has any liability, but does not include any Statutory Plans or Guild Pension Plans. “Canadian Pledge and Security Agreement” shall mean the Canadian Pledge and Security Agreement, dated as of the Closing Date (as amended, restated, supplemented or otherwise modified from time to time), among the Credit Parties party thereto and the Administrative Agent. “Capital Expenditures” shall mean, for any period, the aggregate of all expenditures by the Parent and the Restricted Subsidiaries for the acquisition or leasing (pursuant to a capital lease) of Product, fixed or capital assets, additions to equipment (including replacements, capitalized repairs and improvements during such period) or other assets that should be capitalized under GAAP on a consolidated balance sheet of the Parent and the Restricted Subsidiaries.

13 “Capital Stock” of any Person shall mean any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock and limited liability or partnership interests (whether general or limited), but excluding any Indebtedness convertible into such equity. “Cash Equivalents” shall mean: (1) Dollars, Canadian dollars, pound sterling, euros, the national currency of any member state of the European Union or, in the case of any Foreign Subsidiary, such other local currencies held by it from time to time in the ordinary course of business; (2) securities issued or directly and fully Guaranteed or insured by the United States, Canada, Switzerland, the United Kingdom or any country that is a member of the European Union, or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof), having maturities of not more than two years from the date of acquisition; (3) marketable general obligations issued by any State of the United States of America or any political subdivision thereof or any Canadian province or any public instrumentality thereof maturing within two years from the date of acquisition and, at the time of acquisition, having a credit rating of “A” or better from either S&P or Moody’s, or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of investments; (4) certificates of deposit, time deposits, eurodollar time deposits, overnight bank deposits or bankers’ acceptances having maturities of not more than two years from the date of acquisition thereof issued by any commercial bank having a short term deposit rating at the time of acquisition thereof at least “A-2” or the equivalent thereof by S&P, or “P-2” or the equivalent thereof by Moody’s, or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of investments; (5) repurchase obligations for underlying securities of the types described in clauses (2), (3) and (4) entered into with any bank meeting the qualifications specified in clause (4) above; (6) commercial paper rated at the time of acquisition thereof at least “A-2” or the equivalent thereof by S&P or “P-2” or the equivalent thereof by Moody’s, or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of investments and in any case maturing within one year after the date of acquisition thereof; (7) Indebtedness issued by Persons with a rating of “A” or higher from S&P or “A2” or higher from Moody’s (or reasonably equivalent ratings of another internationally recognized ratings agency) in each case with maturities not exceeding two years from the date of acquisition; (8) interests in any investment company or money market fund which invests 95% or more of its assets in instruments of the type specified in clauses (1) through (7) above; and (9) instruments equivalent to those referred to in clauses (1) through (8) above denominated in any foreign currency comparable in credit quality and tenor to those referred to above and commonly used by corporations for cash management purposes in any jurisdiction

14 outside the United States to the extent reasonably required in connection with any business conducted by any Subsidiary organized in such jurisdiction. “CCQ” shall mean the Civil Code of Québec as in effect in the province of Québec on the Closing Date (as amended from time to time). “Change in Law” shall mean the occurrence, after the Closing Date, of any of the following: (i) the adoption or taking effect of any law, rule, regulation or treaty, (ii) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (iii) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority, in each case not publicly announced before the Closing Date; provided that notwithstanding anything herein to the contrary, (a) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith, and (b) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued. “Change of Control” shall mean: (i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than any Permitted Holder, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that such person or group shall be deemed to have “beneficial ownership” of all shares that any such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Parent (or its successor by merger, amalgamation, consolidation, plan of arrangement or purchase of all or substantially all of its assets) (for the purposes of this clause, such person or group shall be deemed to beneficially own any Voting Stock of the Parent held by a parent entity, if such person or group “beneficially owns” (as defined above), directly or indirectly, more than 50% of the voting power of the Voting Stock of such parent entity); (ii) the first day on which Continuing Directors cease to constitute a majority of the members of the Board of Directors of the Parent or any Permitted Parent Holdco; (iii) the sale, assignment, lease, transfer, conveyance or other disposition (other than by way of merger, amalgamation, consolidation or plan of arrangement), in one or a series of related transactions, of all or substantially all of the assets of the Parent and the Restricted Subsidiaries taken as a whole, to any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than any Permitted Holder or a Restricted Subsidiary; (iv) the Parent (or its successor by merger, amalgamation, consolidation, plan of arrangement or purchase of all or substantially all of its assets) ceases to own, directly or indirectly, more than 50.0% of the voting power of the Voting Stock of the Borrower; or (v) any change of control as defined in the Senior Notes Indenture; provided that, the Separation Transaction and all transactions occurring on or before or substantially concurrently with the Separation Transaction and necessary to effectuate the Separation Transaction shall not constitute a Change of Control.

15 “Claiming Guarantor” shall have the meaning given to such term in Section 9.8. “Class” shall mean (a) with respect to Lenders, each of the following classes of Lenders: (i) Lenders having outstanding Term Loans and (ii) Lenders having Revolving Exposure and (b) with respect to Loans, each of the following classes of Loans: (i) Term Loans and (ii) Revolving Loans. “Closing Date” shall mean May 6, 2025. “Closing Date Refinancing” shall mean (i) the payment of all outstanding principal, fees, costs, expenses or other amounts outstanding under the Existing Credit Agreement, (ii) the termination of all commitments under the Existing Credit Agreement and (iii) the termination and/or release of any security interests and guarantees in connection with the Existing Credit Agreement. “CME Term SOFR Administrator” shall mean CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator). “Code” shall mean the Internal Revenue Code of 1986, as amended. “Collateral” shall mean all property and assets, whether now owned or hereafter acquired, in which Liens are, from time to time, purported to be granted to secure the Obligations pursuant to the Collateral Documents; provided that notwithstanding anything to the contrary herein or in any Fundamental Document, in no case shall the Collateral include any Excluded Assets. “Collateral Account” shall have the meaning given to such term in Section 8.4(b). “Collateral Documents” shall mean the Pledge and Security Agreements, the Copyright Security Agreements, the Copyright Security Agreement Supplements, the Patent Security Agreements, the Patent Security Agreement Supplements, the Trademark Security Agreements, the Trademark Security Agreement Supplements, any hypothec, and any other instruments and documents executed and delivered pursuant to this Credit Agreement or any of the foregoing, as the same may be amended, supplemented, reaffirmed or otherwise modified from time to time and pursuant to which Collateral is pledged, assigned or granted to or on behalf of the Administrative Agent for the ratable benefit of the Lenders. “Commitment Fee” shall have the meaning given to such term in Section 2.12(a). “Commitment Fee Rate” shall mean 0.375% per annum; provided that on and after the first Adjustment Date occurring after the completion of the first full fiscal quarter of the Parent after the Closing Date, the Commitment Fee Rate will be determined pursuant to the following grid: Net Total Leverage Ratio Commitment Fee Rate per annum Category 1 Equal to or less than 3.25 to 1.00 0.250% Category 2 Greater than 3.25 to 1.00 0.375% If any financial statements are not delivered within the time periods specified in Section 6.1(a) and Section 6.1(b), then, until the date that is three Business Days after the date on which such financial statements are delivered, the highest rate set forth in the grid shall apply. In addition, at all

16 times while an Event of Default shall have occurred and be continuing under Section 8.1(a), (f) or (g), the highest rate set forth in the grid shall apply. “Commitment Increase” shall have the meaning given to such term in Section 2.13(a). “Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Common Stock” shall mean with respect to any Person, any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or nonvoting) of such Person’s common stock whether or not outstanding on the Closing Date, and includes, without limitation, all series and classes of such common stock. “Communications” shall mean, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Credit Party pursuant to any Fundamental Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to Section 10.15, including through an Approved Electronic Platform. “Complete” or “Completed” or “Completion” shall mean with respect to any item of Product, that (1) either (a) sufficient elements have been delivered by the Parent or applicable Restricted Subsidiary to, and accepted, deemed or determined to be accepted and/or exploited by, a Person (other than the Parent or applicable Restricted Subsidiary or Affiliates thereof) to permit such Person to exhibit the item of Product in the theatrical or other medium for which the item of Product is intended for initial exploitation or (b) an independent laboratory has in its possession a complete final 35 mm or 70 mm (or other size which has become standard in the industry) composite positive print, video master or other equivalent master copy of the item of Product as finally cut, main and end titled, edited, scored and assembled with sound track printed thereon in perfect synchronization with the photographic action and fit and ready for exhibition and distribution in the theatrical or other medium for which the item of Product is intended for initial exploitation, and (2) if such item of Product was acquired by the Parent or a Restricted Subsidiary from an unaffiliated third party, the entire acquisition price or minimum advance shall have been paid to the extent then due and there is no condition or event (including, without limitation, the payment of money not yet due) the occurrence of which might result in the Parent or such Restricted Subsidiary losing any of its rights in such item of Product. “Completion Guarantee” shall mean, with respect to any item of Product, a completion guarantee, in customary form consistent with the Parent’s past practice or otherwise reasonable and customary for transactions of such nature, which (1) names the production financier to the extent such item of Product is financed in accordance with Section 7.1(a), Section 7.1(b) or Section 7.1(c)(xii) as a beneficiary thereof to the extent of the Parent’s or applicable Restricted Subsidiary’s financial interest in such item of Product and (2) guarantees that such item of Product will be Completed in a timely manner, or else payment may be made to such production financier of an amount of up to the aggregate amount expended on the production of such item of Product by, or for the account of, the Parent or applicable Restricted Subsidiary plus interest on, and other bank charges with respect to, such amount. “Compliance Certificate” shall mean the Compliance Certificate to be delivered pursuant to Section 6.2, substantially in the form of Exhibit B. “Consolidated Adjusted Charges” shall mean, with respect to any Person for any period, the sum, without duplication, of:

17 (a) depreciation; plus (b) amortization other than direct operating expenses, as calculated on the Closing Date; plus (c) other non-cash expenses (including, without limitation, stock based compensation expenses including for stock appreciation rights or write-off of deferred financing charges, and non-cash reductions of Consolidated Net Income attributable to consideration paid to any Person in Capital Stock) of such Person and its Restricted Subsidiaries reducing Consolidated Net Income of such Person for such period on a consolidated basis and otherwise determined in accordance with GAAP, (but for each of clauses (a)-(c) excluding any such charge which consists of or requires an accrual of, or cash reserve for, anticipated cash charges for any future period (other than accruals for stock appreciation rights)); plus (d) any non-cash accelerated amortization of content or programming costs and other intangibles. For the avoidance of doubt, the amortization of the allocation of the purchase price of a business to increase or decrease the carrying value of the assets and liabilities in accordance with GAAP is considered a non-cash expense. “Consolidated Applicable Interest Charge” shall mean, with respect to any Person for any period, the sum, without duplication, of: (1) consolidated interest expense of such Person and its Restricted Subsidiaries for such period, to the extent such expense was deducted in computing Consolidated Net Income ((x) including the interest component of Finance Lease Obligations and net payments and receipts (if any) pursuant to interest rate Hedging Obligations but (y) excluding amortization of original issue discount and deferred financing fees and expensing of any bridge or other financing fees and commissions, discounts, yield and other fees and charges related to any Qualified Receivables Financing); minus (2) interest income for such period (other than interest income attributable to the discounting of accounts receivable); minus (3) interest expense accrued as a result of Financial Accounting Standards Board Staff Position No. APB 14-1, to the extent such interest expense was included in clause (1) of this definition; it being understood for the avoidance of doubt that interest expense in respect of any Other Permitted Priority Indebtedness and Qualified Receivables Financing shall be excluded from the definition of Consolidated Applicable Interest Charge. “Consolidated Debt” shall mean, as of any date of determination, the sum of (without duplication) the principal amount of all Indebtedness of the type set forth in clauses (1), (2), (3) (other than to the extent undrawn), (5), (6), (7) (to the extent related to any Indebtedness that would otherwise constitute Consolidated Debt) and (8) (to the extent related to any Indebtedness that would otherwise constitute Consolidated Debt) of the definition of “Indebtedness” of the Parent and its Restricted Subsidiaries determined on a consolidated basis on such date; provided that the amount of any Indebtedness with respect

18 to which the applicable obligors have entered into currency hedging arrangements shall be calculated giving effect to such currency hedging arrangements and provided, further, that neither (i) unfunded commitments for Indebtedness nor (ii) Other Permitted Priority Indebtedness shall be included in the calculation of Consolidated Debt. “Consolidated Interest Expense” shall mean, with respect to any Person for any period, the sum, without duplication, of: (1) consolidated interest expense of such Person and its Restricted Subsidiaries for such period, to the extent such expense was deducted in computing Consolidated Net Income (including the interest component of Finance Lease Obligations and net payments and receipts (if any) pursuant to interest rate Hedging Obligations and including amortization of deferred financing fees, debt issuance costs and expensing of any bridge or other financing fees); minus (2) interest income for such period (other than interest income attributable to the discounting of accounts receivables). “Consolidated Net Income” shall mean, for any period, the net income (loss) of the Parent and its consolidated Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP; provided, however, that there will not be included in such Consolidated Net Income: (1) any net income (loss) of any Person if such Person is not a Restricted Subsidiary or that is accounted for by the equity method of accounting, except that, subject to the limitations contained in clauses (3) through (6) below, equity of the Parent or any Restricted Subsidiary in the net income of any such Person for such period will be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Parent or a Restricted Subsidiary as a dividend or other distribution, in each case, resulting from earned income (subject to the limitations in clause (2) below); (2) any net income (but not loss) of any Restricted Subsidiary (other than (i) a Guarantor, (ii) any other Restricted Subsidiary to the extent any such restriction relates to a Joint Venture, charter or other agreement or instrument entered into by the Parent or a Restricted Subsidiary with a minority shareholder to the extent the Parent has a call option on such minority shareholder’s Capital Stock and (iii) other than for purposes of any calculation under Section 7.2(a)(i)(C), any other Restricted Subsidiary of which more than 80.0% of the Capital Stock having voting control is owned or controlled, directly or indirectly, by the Parent or any other Restricted Subsidiary) if such Subsidiary is subject to prior governmental approval or other restrictions due to the operation of its charter or any agreement, instrument, judgment, decree, order, statute, rule or government regulation (which have not been waived), directly or indirectly, on the payment of dividends or the making of distributions by such Restricted Subsidiary, directly or indirectly, to the Parent, except that, subject to the limitations contained in clauses (3) through (6) below, the Parent’s equity in the net income of any such Restricted Subsidiary for such period will be included in such Consolidated Net Income up to the aggregate amount of cash that could have been distributed by such Restricted Subsidiary during such period to the Parent or another Restricted Subsidiary as a dividend, subject, in the case of a dividend to another Restricted Subsidiary, to the limitation contained in this clause; (3) any gain or loss (less all fees and expenses relating thereto) realized upon sales or other dispositions of any assets of the Parent or such Restricted Subsidiary, other than in the ordinary course of business, as determined in good faith by the Parent;

19 (4) any after-tax effect of income (loss) from the early extinguishment of Indebtedness or Hedging Obligations or other derivative instruments; (5) any extraordinary, nonrecurring or unusual gain or loss; and (6) the cumulative effect of a change in accounting principles; provided that notwithstanding any classification of any Person, business, assets or operations as discontinued operations because a definitive agreement for the sale, transfer or other disposition in respect thereof has been entered into, the Parent may elect to include for any purposes under this Credit Agreement any such net after-tax income or loss or any such net after-tax gains or losses attributable to such Person until such sale, transfer or other disposition has been consummated. “Consolidated Taxes” shall mean provision for taxes based on income, profits or capital, including, without limitation, state, franchise and similar taxes taken into account in calculating Consolidated Net Income. “Continuing Directors” shall mean, as of any date of determination, any member of the Board of Directors of the Parent or Permitted Parent Holdco, as the case may be, who: (1) was a member of such Board of Directors on the Closing Date (or, in the case of a Permitted Parent Holdco, the date such Permitted Parent Holdco acquired 100% of the Voting Stock of the Parent if the members of the Board of Directors of such Permitted Parent Holdco were approved for the purpose of this definition, on or prior to such date, by a majority of the Continuing Directors of the Parent); or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of the relevant Board of Directors at the time of such nomination or election. “Contributing Guarantor” shall have the meaning given to such term in Section 9.8 hereof. “Controlled Foreign Corporation” shall mean any Subsidiary that is a “controlled foreign corporation” as defined in Section 957(a) of the Code. “Copyright Security Agreement” shall have the meaning given to such term in any Pledge and Security Agreement. “Copyright Security Agreement Supplement” shall have the meaning given to such term in any Pledge and Security Agreement. “Corresponding Tenor” with respect to any Available Tenor shall mean, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Covered Entity” shall mean any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

20 “Covered Party” shall have the meaning given to such term in Section 11.23. “Credit Agreement” shall have the meaning given to such term in the introductory paragraph of this Credit Agreement. “Credit Extension” shall mean the advancing of any Loan or the issuance or extension of, or increase in the amount of, any Letter of Credit. “Credit Parties” shall mean the Borrower and the Guarantors and “Credit Party” shall mean any one of them. “Currency Agreement” shall mean in respect of a Person any foreign exchange contract, currency swap agreement, futures contract, option contract or other similar agreement as to which such Person is a party or a beneficiary. “Default” shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default. “Default Excess” shall have the meaning given to such term in Section 2.8(d) hereof. “Default Right” shall have the meaning given to such term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” shall mean any Lender, as reasonably determined by the Administrative Agent, that has (a) failed to fund any portion of its Loans within three (3) Business Days of the date required to be funded by it hereunder, unless determined by the Administrative Agent to be the subject of a good faith dispute, (b) notified the Administrative Agent, the Issuing Bank, any Lender (subject to such Lender having given notice thereof to the Administrative Agent) or the Borrower (subject to the Borrower having given notice thereof to the Administrative Agent) in writing that it does not intend to comply with any of its funding obligations under this Credit Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Credit Agreement or under other agreements in which it commits to extend credit, unless with respect to such other agreements, the Required Lenders determine there to be a good faith dispute, (c) failed, within three (3) Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Credit Agreement relating to its obligations to fund prospective Loans (provided that such Lender shall cease to be a Defaulting Lender solely pursuant to this clause (c) upon receipt by the Administrative Agent of such written confirmation from such Lender), (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three (3) Business Days of the date when due, unless determined by the Administrative Agent to be the subject of a good faith dispute, (e) (1) on or after the Closing Date, becomes or is insolvent or has a parent company that becomes or is insolvent, or (2) on or after the Closing Date, becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not become a Defaulting Lender pursuant to this clause (e) solely as a result of the acquisition or maintenance of an ownership interest in such Lender or Person controlling such Lender, or the exercise of control over such Lender or Person controlling such Lender, in each case by a Governmental Authority or instrumentality thereof, or (f) on or after the Closing Date, has, or has a direct or indirect parent company that has, become the subject of a Bail-In Action.

21 “Designated Non-Cash Consideration” shall mean the Fair Market Value of non-cash consideration received by the Parent or a Restricted Subsidiary in connection with an Asset Sale that is so designated as Designated Non-Cash Consideration pursuant to an Officer’s Certificate, setting forth such valuation, less the amount of Cash Equivalents received in connection with a subsequent sale of such Designated Non-Cash Consideration. “Disqualified Lender” shall mean (a) banks, financial institutions and other institutional lenders separately identified in writing by the Borrower to the Administrative Agent and made available to the Lenders prior to the Closing Date and otherwise specified in writing by the Borrower to the Administrative Agent and made available to the Lenders from time to time (it being understood that any update shall not apply retroactively to disqualify any Person that has previously acquired an assignment or participation interest in the Loans), (b) any competitors of the Parent or its Subsidiaries that were separately identified in writing by the Borrower to the Administrative Agent made available to the Lenders (it being understood that any update shall not apply retroactively to disqualify any Person that has previously acquired an assignment or participation interest in the Loans) and (c) in the case of each of the entities covered by clauses (a) and (b), any of their Affiliates (other than bona fide debt funds) that are either (i) identified in writing by the Borrower to the Administrative Agent and made available to the Lenders from time to time or (ii) clearly identifiable solely on the basis of the similarity of such Affiliate’s name to an entity so identified pursuant to clause (a) or (b). In no event shall the Administrative Agent be obligated to ascertain, monitor or inquire as to whether any prospective assignee, participant or other transferee is a Disqualified Lender or have any liability with respect to any assignment or participation made to a Disqualified Lender. The Administrative Agent shall have the right, and the Borrower hereby expressly authorizes the Administrative Agent, to provide a list of Disqualified Lenders to each Lender requesting the same. “Disqualified Stock” shall mean, with respect to any Person, any Capital Stock of such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event: (1) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise; (2) is convertible into or exchangeable for Indebtedness or Disqualified Stock (excluding Capital Stock which is convertible or exchangeable solely at the option of the Parent or a Restricted Subsidiary (it being understood that upon such conversion or exchange it shall be an Incurrence of such Indebtedness or Disqualified Stock)); or (3) is redeemable at the option of the holder of the Capital Stock in whole or in part, in each case on or prior to the date that is 91 days after the earlier of (a) the Final Maturity Date or (b) the date on which there are no Loans and no Revolving Credit Commitments outstanding, provided, however, that only the portion of Capital Stock which so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date will be deemed to be Disqualified Stock; provided, further, that any Capital Stock that would constitute Disqualified Stock solely because the holders thereof have the right to require the Parent or its Subsidiaries to repurchase such Capital Stock upon the occurrence of a change of control or asset sale (each defined in a substantially identical manner to the corresponding definitions in this Credit Agreement) shall not constitute Disqualified Stock if the terms of such Capital Stock (and all such securities into which it is convertible or for which it is ratable or exchangeable) provide that the Parent or its Subsidiaries, as applicable, may not repurchase or redeem any such Capital Stock (and all such securities into which it is convertible or for which it is ratable or exchangeable) pursuant to such provision prior to the termination of the Facilities.

22 “Distribution Agreements” shall mean (i) any and all agreements entered into by a Credit Party in the ordinary course of business pursuant to which such Credit Party has sold, leased, licensed or assigned distribution rights or other exploitation rights with respect to any item of Product to a Person that is not an Affiliate of such Credit Party (including, for the avoidance of doubt and notwithstanding anything herein to the contrary, those entered into prior to the Closing Date and prior to the closing of the Separation Transaction with entities that were Affiliates of such Credit Party at the time such agreements were entered into but which following the closing of the Separation Agreement and as of the Closing Date are no longer Affiliates of such Credit Party) and (ii) any and all agreements hereafter entered into in the ordinary course of business by a Credit Party pursuant to which such Credit Party sells, leases, licenses or assigns distribution rights or other exploitation rights to any item of Product to a Person that is not an Affiliate of such Credit Party (provided, however, and for the avoidance of doubt, that in no case does a Distribution Agreement sell, assign, transfer or disclaim ownership of the applicable Product). “Dollars” and “$” shall mean dollars in lawful currency of the United States of America. “EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” shall mean any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Signature” shall mean an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Eligible Assignee” shall mean: (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund, and (d) any other Person (other than a natural person or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person) approved in writing by (i) the Administrative Agent, (ii) in the case of any assignment of a Revolving Credit Commitment, the Issuing Banks, and (iii) unless an Event of Default described in Section 8.1(a), (f) or (g) has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that, notwithstanding the foregoing, (A) “Eligible Assignee” shall not include (x) any Disqualified Lenders, (y) any natural person or any holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or (z) except as provided in Section 11.3, the Parent or

23 any Subsidiary of the Parent and (B) in the case of assignments of Revolving Credit Commitments or Revolving Exposure, no Person shall be an Eligible Assignee pursuant to clause (a), (b) or (c) above unless such Person is, or is an Affiliate or an Approved Fund of, an existing Lender under the Revolving Facility. “Eligible Specified Agreement Counterparty” shall mean any entity that was a Lender, the Administrative Agent or an Affiliate of a Lender or the Administrative Agent at the time such relevant agreement was entered into or, if later, as of the Closing Date (or, if later, who becomes a Lender or an Affiliate of a Lender within 30 days after the Closing Date). “Environmental Laws” shall mean any and all federal, state, provincial, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements of any Governmental Authority regulating, relating to, or imposing liability or standards of conduct concerning, any Hazardous Material or environmental protection or health and safety, as now or at any time hereafter in effect, including without limitation, the Clean Water Act also known as the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq., the Clean Air Act, 42 U.S.C. §§ 7401 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. §§ 136 et seq., the Surface Mining Control and Reclamation Act, 30 U.S.C. §§ 1201 et seq., the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq., the Superfund Amendments and Reauthorization Act of 1986, Public Law 99-499, 100 Stat. 1613, the Emergency Planning and Community Right to Know Act, 42 U.S.C. § 11001 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq., the Occupational Safety and Health Act as amended, 29 U.S.C. § 655 and § 657, the Waste Management Act, R.S.B.C. 1996, c. 481, the Transportation of Dangerous Goods Act, R.S.B.C. 1996, c. 458 and other such laws relating to the storage, transportation, treatment and disposal of Hazardous Materials into the air, surface water, ground water, land surface, subsurface strata or any building or structure and, together, in each case, with any amendment thereto, and the regulations adopted pursuant thereto. “Equity Cure Period” shall have the meaning given to such term in Section 8.6. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as heretofore and hereafter amended, as codified at 29 U.S.C. § 1001 et seq. and the regulations promulgated thereunder. “ERISA Affiliate” shall mean any trade or business (whether or not incorporated) which is under common control with any Credit Party under Section 4001 of ERISA or which is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code. “ERISA Event” shall mean: (a) the failure of any Plan to be maintained and operated in all respects in accordance with all Applicable Laws, including ERISA; (b) the present value of all benefits under a Title IV Plan exceeds the actuarial value of the assets of such Title IV Plan allocable to such benefits (based on those assumptions used to fund such Title IV Plan) as of the last valuation date applicable thereto; (c) any event described in Section 4043(c) of ERISA with respect to a Title IV Plan (other than an event for which the thirty (30) day notice period is waived); (d) the imposition of any liability, or the existence of any circumstances pursuant to which any liability could be imposed, upon any Credit Party or any of their respective ERISA Affiliates under Chapter 43 of the Code with respect to any Title IV Plan or Multiemployer Plan, or with respect to

24 any Plan that provides post-retirement welfare coverage (other than as required pursuant to Section 4980B of the Code); (e) the withdrawal of any Credit Party or ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the complete or partial withdrawal of any Credit Party or any ERISA Affiliate from any Multiemployer Plan; (g) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination under Section 4041 of ERISA; (h) the termination of a Title IV Plan or Multiemployer Plan by the PBGC pursuant to Section 4042 of ERISA; (i) the failure by any Credit Party or ERISA Affiliate to make, when due, required contributions to a Multiemployer Plan or Title IV Plan; (j) the termination of a Multiemployer Plan under Section 4041A of ERISA or the insolvency of a Multiemployer Plan under Section 4245 of ERISA or a determination that a Multiemployer Plan is in “endangered,” “critical” or “critical and declining” status under the meaning of Section 432 of the Code or Section 304 or 305 of ERISA; (k) the termination of a Plan described in Section 4064 of ERISA; (l) the failure to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA), whether or not waived, with respect to any Title IV Plan; (m) a determination that any Title IV Plan is or is expected to be in “at risk” status (within the meaning of Section 430 of the Code or Section 303 of ERISA); (n) the incurrence by any Credit Party or any of its ERISA Affiliates of any liability under Title IV of ERISA (other than non-delinquent premiums payable to the PBGC under Sections 4006 and 4007 of ERISA); (o) the imposition of liability on any Credit Party or any ERISA Affiliate due to the cessation of operations at a facility under the circumstances described in Section 4062(e) of ERISA; and (p) the occurrence of a non-exempt “prohibited transaction” with respect to which any Credit Party or any of the Subsidiaries is a “disqualified person” (within the meaning of Section 4975 of the Code) or a “party in interest” (within the meaning of Section 406 of ERISA) or with respect to which any Credit Party or any such Subsidiary could otherwise be liable. “ERISA Lien” shall mean any Liens under ERISA or Section 412 of the Code. “EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Event of Default” shall have the meaning given to such term in Section 8.1.

25 “Event of Loss” shall mean, with respect to any property or other assets, any of the following: (a) any loss, destruction or damage of such property or other assets or (b) any condemnation, seizure, or taking, by exercise of the power of eminent domain or otherwise, of such property or other assets, or confiscation of such property or other assets, provided that to the extent that any property or assets subject to any such event would not have, if sold or disposed of immediately prior to such event, constituted an “Asset Sale” hereunder, such event will not constitute an “Event of Loss” for all purposes hereunder. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder. “Excluded Assets” shall mean: (1) the Fractional Aircraft Interest; (2) any Capital Stock or other equity interests (including, for the avoidance of doubt, Capital Stock or equity interests of any Unrestricted Subsidiary) owned by the Borrower or any Guarantor to the extent that, and for so long as, a pledge of such Capital Stock or other equity interests would violate Applicable Law or an enforceable contractual obligation binding on or relating to such Capital Stock or other equity interests; (3) rights of any of the Borrower or any Guarantor under any license, contract or agreement or any property subject to a purchase money security interest or similar arrangement to the extent that pursuant to the terms of such license, contract, agreement, purchase money arrangement or similar arrangement the granting of a security interest in such rights would result in a termination or right of termination of, or is otherwise prohibited under, such agreement by the other party thereto, but only to the extent such prohibition on assignment is enforceable; provided, however, that upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Person shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect; (4) any other assets to the extent that, and for so long as, taking a security interest in such assets would violate any Applicable Law or regulation or an enforceable contractual obligation binding on the assets that existed at the time of the acquisition thereof and was not created or made binding on the assets in contemplation of or in connection with the acquisition of such assets; (5) any leasehold interest in real property; (6) any fee interest in real property with a Fair Market Value of $25,000,000 or less individually; (7) motor vehicles and other assets subject to certificates of title; (8) assets to the extent a security interest in such assets would result in a material adverse tax consequence (including as a result of the operation of Section 956 of the Code or any similar law or regulation in any applicable jurisdiction) as reasonably determined by the Parent; (9) those assets as to which the Administrative Agent and the Parent reasonably agree that the cost of obtaining such a security interest or perfection thereof are excessive in relation to the benefit to the Secured Parties of the security to be afforded thereby, including those assets set forth on Schedule 1.2 hereto;

26 (10) any of the Capital Stock of Subsidiaries not owned directly by a Credit Party; (11) any governmental licenses or state or local franchises, charters and authorizations, to the extent security interests in such licenses, franchises, charters or authorizations are prohibited or restricted thereby after giving effect to the applicable anti-assignment provisions of the UCC; (12) any “intent-to-use” application for registration of a trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the ownership, validity or enforceability of any such application or any registration that issues from such intent-to-use application under any Applicable Law; (13) letter of credit rights (except to the extent a security interest therein can be perfected by the filing of UCC financing statements); (14) any commercial tort claim with a value not in excess of $15,000,000 individually; (15) voting equity interests (and any other interests constituting “stock entitled to vote” within the meaning of U.S. Treasury Regulations Section 1.956-2(c)(2)) in excess of 65% of all such voting equity interests (and “stock entitled to vote”) in (i) any Controlled Foreign Corporation, (ii) any FSHCO and (iii) any subsidiary that is a disregarded entity for U.S. federal income tax purposes and owns any equity interests (or any other interests constituting “stock entitled to vote” within the meaning of U.S. Treasury Regulations Section 1.956-2(c)(2)) in a Controlled Foreign Corporation or FSHCO; (16) any Production Account relating to an item of Product the production of which is being financed by an outside financing that is permitted under Section 7.1; (17) any Capital Stock or other equity interests owned by the Borrower or any Guarantor in a joint venture or entity not constituting a Subsidiary to the extent such Capital Stock or other equity interests are subject to transfer restrictions that extend to encumbrances on such Capital Stock or equity interests; provided that in the case of any Capital Stock or other equity interests in a joint venture or entity not constituting a Subsidiary that would otherwise constitute Collateral hereunder, there shall be no obligation to deliver certificated interests (if any) to the Administrative Agent if the value of any such certificated interest is not greater than $20 million; and (18) rights or interests of the Borrower or any Guarantor in any production incentive or tax credit owned by an Unrestricted Subsidiary or Special Purpose Producer (including the proceeds of such production incentive or tax credit and any refund or similar receipt attributable to such production incentive or tax credit). “Excluded Contributions” shall mean Net Cash Proceeds received by the Parent from: (1) contributions to its common equity capital; or (2) the sale (other than to a Subsidiary of the Parent or to any management equity plan or stock option plan or any other management or employee benefit plan or agreement of the Parent or any Subsidiary) of Capital Stock (other than Disqualified Stock) of the Parent;

27 in each case designated as Excluded Contributions pursuant to an Officer’s Certificate executed by the principal financial officer of the Parent on the date such capital contributions are made or the date such equity interests are sold, as the case may be. “Excluded Subsidiary” shall mean any of the following: (a) each Immaterial Subsidiary; (b) each Subsidiary that is not a Wholly-Owned Subsidiary (provided, that any Subsidiary that is a Credit Party shall not be released as a Credit Party and become an Excluded Subsidiary solely because such Subsidiary is no longer a Wholly-Owned Subsidiary unless such Subsidiary became a non-Wholly-Owned Subsidiary pursuant to a permitted transaction with a Person that is not an Affiliate (other than to the extent such Person becomes a non-Affiliate as a result of such transaction) for a bona fide business purpose (other than to release such Credit Party from its Guarantee)); (c) each Subsidiary that is prohibited from guaranteeing or granting Liens to secure the Obligations by any Applicable Law or that would require consent, approval, license or authorization of a Governmental Authority to guarantee or grant Liens to secure the Obligations (unless such consent, approval, license or authorization has been received); (d) each Subsidiary that is prohibited by any applicable contractual requirement (not created in contemplation of the acquisition by the Parent of such Subsidiary) from Guaranteeing or granting Liens to secure the Obligations on the Closing Date or at the time such Subsidiary becomes a Subsidiary not in violation of Section 7.4 (and for so long as such restriction or any replacement or renewal thereof is in effect); (e) (i) any Subsidiary which engages in no activities other than in connection with the financing of accounts receivable, and (ii) each Receivables Subsidiary; (f) any Foreign Subsidiary in which any Subsidiary organized in the United States, any state thereof, or the District of Columbia owns (within the meaning of Section 958(a) of the Code) any equity interest or Capital Stock; (g) any U.S. Subsidiary (i) that is an FSHCO or (ii) that is a Subsidiary of a Controlled Foreign Corporation; (h) any Foreign Subsidiary other than a Subsidiary which is organized in Canada or any province thereof; (i) any other Subsidiary with respect to which the Administrative Agent and the Parent reasonably agree that the cost or other consequences (including, without limitation, tax consequences (including as a result of the operation of Section 956 of the Code or any similar Applicable Law in any applicable jurisdiction)) of providing a guarantee of or granting Liens to secure the Obligations are likely to be excessive in relation to the value to be afforded thereby; (j) any other Subsidiary if in the reasonable good faith determination of the Parent in consultation with the Administrative Agent, a guarantee by such Subsidiary would result in materially adverse tax consequences to the Parent or any of its Subsidiaries; (k) each Unrestricted Subsidiary;

28 (l) any Subsidiary that is a “captive” insurance company; (m) not-for-profit Subsidiaries; and (n) Subsidiaries which are Special Purpose Producers to the extent that (i) such Special Purpose Producer (A) has incurred (or is reasonably expected in connection with the financing plan for such Special Purpose Producer to incur) production loans, tax credit loans or any Other Permitted Priority Indebtedness and/or (B)(I) was formed for the purpose of incurring a tax credit loan or holding or collecting tax credits in connection with the applicable production and (II) has guaranteed or granted liens on any of its assets to secure, or is reasonably expected to guarantee or grant liens on its assets to secure, the applicable production loan, tax credit loan or any Other Permitted Priority Indebtedness and (ii) some or all distribution and other exploitation rights in the relevant Product or the audio-visual product or live or location-based entertainment produced by such Special Purpose Producer are licensed to a Credit Party. “Excluded Swap Obligation” shall mean, with respect to any Credit Party, any obligation to pay or perform under any Hedging Obligation if, and to the extent that, and only for so long as, all or a portion of the guarantee of such Credit Party of, or the grant by such Credit Party of a security interest to secure, as applicable, such Hedging Obligations (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation, or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of (a) such Credit Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder or (b) in the case of a Hedging Obligation subject to a clearing requirement pursuant to Section 2(h) of the Commodity Exchange Act (or any successor provision thereto), because such Guarantor is a “financial entity,” as defined in Section 2(h)(7)(C)(i) of the Commodity Exchange Act (or any successor provision thereto), in each case the time the guarantee given by such Credit Party or the grant of such security interest, as applicable, becomes effective with respect to such Hedging Obligation. If a Hedging Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Hedging Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal. “Excluded Taxes” shall mean taxes imposed on or with respect to a Person or required to be withheld or deducted from a payment to a Person pursuant to this Credit Agreement or any other Fundamental Document (a “Recipient”): (1) where such Person is subject to such taxes by reason of its carrying on business (other than any taxes arising solely from such Lender having entered into this Credit Agreement) in the jurisdiction imposing such tax (the “Relevant Taxing Jurisdiction”), having a permanent establishment in the Relevant Taxing Jurisdiction, being organized under the laws of the Relevant Taxing Jurisdiction or a subdivision thereof, or being an actual or deemed resident in the Relevant Taxing Jurisdiction; (2) by reason of the failure of such Person to complete, execute and deliver to the Borrower or the applicable Guarantor any form or document to the extent applicable to such Person that may be required by law or by reason of administration of such law or which is reasonably requested in writing to be delivered to the Borrower or such Guarantor in order to enable the Borrower or such Guarantor to make any payments hereunder or under any other Fundamental Document without deduction or withholding for taxes, or with deduction or withholding of a lesser amount, which form or document shall be delivered prior to the date on which the relevant payment is made; (3) in respect of any taxes imposed under FATCA; or (4) if the Borrower is reincorporated, reorganized, continued or otherwise becomes an entity governed by the federal laws of Canada or the laws of a province or territory of Canada in accordance with Section 7.6(b)(ii) or any other provision in this Agreement, that would not have been imposed but for (i) a Recipient not dealing at arm’s length (within the meaning of the ITAC) with the Borrower or a Guarantor, (ii) a Recipient being a “specified shareholder” (as defined in subsection 18(5) of the ITAC) of the Borrower or not dealing at arm’s length with a “specified shareholder” (as defined in subsection 18(5) of the ITAC) of the Borrower for

29 purposes of the ITAC, or (iii) the Borrower being a “specified entity” (as defined in subsection 18.4(1) of the ITAC) in respect of a Recipient (except in the case of (i) to (iii) where (x) the non-arm’s length relationship, (y) the Recipient being a “specified shareholder” of the Borrower or not dealing at arm’s length with a “specified shareholder” of the Borrower, or (z) the Borrower being a “specified entity” in respect of the Recipient, as applicable, arises from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Fundamental Document, or sold or assigned an interest in any Loan or Fundamental Document). “Existing Credit Agreement” shall mean that certain Credit and Guarantee Agreement, dated as of December 8, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Closing Date), among the Parent (formerly known as Lions Gate Entertainment Corp.), the Borrower (formerly known as Lions Gate Capital Holdings LLC), the guarantors from time to time party thereto, each lender and other party from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent. “Facility” shall mean any of the Revolving Facility and any Term Facility. “Fair Market Value” shall mean, with respect to any asset or liability, the fair market value of such asset or liability as determined by the Parent in good faith. “FATCA” shall mean Sections 1471 through 1474 of the Code, as of the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof any agreements entered into pursuant to Section 1471(b)(1) of the Code and any intergovernmental agreements between the United States and any other jurisdiction entered into in connection with the foregoing (including any treaty, law, regulation or other official guidance adopted pursuant to any such intergovernmental agreement). “Federal Funds Rate” shall mean, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Credit Agreement. “Fee Letters” shall mean the Arranger Fee Letter and the Administrative Agent Fee Letter. “Fee Payment Date” shall mean (a) the fifteenth Business Day following the last day of each March, June, September and December and (b) the final maturity date for the Revolving Facility. “Final Maturity Date” shall mean, as at any date, the latest to occur of (a) the Term Termination Date and (b) the latest maturity date in respect of any Incremental Term Loans. “Final Revolving Credit Termination Date” shall mean, as at any date, the latest to occur of (a) the Revolving Credit Termination Date and (b) the latest termination date in respect of any Incremental Revolving Credit Facility. “Finance Lease Obligations” shall mean an obligation that is required to be classified and accounted for as a finance lease for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation will be the capitalized amount of such obligation at the time any determination thereof is to be made as determined in accordance with GAAP, and the Stated Maturity thereof will be the date of the last payment of rent or any other amount due under such lease prior to the

30 first date such lease may be terminated without penalty; provided that obligations of the Parent or the Restricted Subsidiaries, or of a special purpose or other entity not consolidated with the Parent and the Restricted Subsidiaries, either existing on the Closing Date or created thereafter that (a) initially were not included on the consolidated balance sheet of the Parent as finance leases and were subsequently characterized as finance leases or, in the case of such a special purpose or other entity becoming consolidated with the Parent and the Restricted Subsidiaries were required to be characterized as finance leases upon such consideration, in either case, due to a change in accounting treatment or otherwise, or (b) did not exist on such date and were required to be characterized as finance leases but would not have been required to be treated as finance leases on such date had they existed at that time, shall for all purposes not be treated as Finance Lease Obligations or Indebtedness. “Financial Officer” of any person shall mean the Chief Financial Officer, principal accounting officer, Treasurer, Assistant Treasurer, Controller or other executive responsible for the financial affairs of such person. “Fixed Amounts” shall have the meaning given to such term in Section 1(f). “Fixed Dollar Incremental Amount” shall have the meaning given to such term in Section 2.13(b). “Flood Insurance Laws” shall mean, collectively, (i) National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (ii) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute there-to and (iii) the Biggert- Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto. “Floor” shall mean the benchmark rate floor, if any, provided in this Credit Agreement initially (as of the execution of this Credit Agreement, the modification, amendment or renewal of this Credit Agreement or otherwise) with respect to the Adjusted Term SOFR. For the avoidance of doubt, the initial Floor for each of the Adjusted Term SOFR shall be 0.0%. “Foreign Subsidiary” shall mean any Restricted Subsidiary that is not organized under the laws of the United States of America or any state thereof or the District of Columbia and any Subsidiary of such Restricted Subsidiary. “Fractional Aircraft Interest” shall mean a fractional interest in an executive jet aircraft and/or a single purpose trust formed solely to hold such interest, with an acquisition cost for such interest or such trust which may not exceed $10,000,000. “FSHCO” shall mean any Subsidiary that owns no material assets (directly or through subsidiaries) other than equity interests (and any other interests constituting “stock entitled to vote” within the meaning of U.S. Treasury Regulations Section 1.956-2(c)(2)) of one or more Controlled Foreign Corporations. “Fundamental Documents” shall mean this Credit Agreement, the Notes, the Collateral Documents, Amendment No. 1 and each other amendment hereto (including without limitation each Refinancing Amendment and each Incremental Amendment). “GAAP” shall mean generally accepted accounting principles in the United States of America as in effect from time to time, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and

31 pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession, subject in all cases to paragraph (c) below of this Article 1. All ratios and computations based on GAAP contained in this Credit Agreement will be computed in conformity with GAAP, except that in the event the Parent is acquired in a transaction that is accounted for using purchase accounting, the effects of the application of purchase accounting shall be disregarded in the calculation of such ratios and other computations contained in this Credit Agreement. “Governmental Authority” shall mean any federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any court, in each case whether of the United States, Canada or any foreign jurisdiction. “Guarantee” shall mean any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person: (1) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise); or (2) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term “Guarantee” will not include endorsements for collection or deposit or for indemnification in the ordinary course of business. The term “Guarantee” used as a verb has a corresponding meaning. “Guarantors” shall mean the Parent and each Restricted Subsidiary which is a signatory of this Credit Agreement as a Guarantor and any other direct or indirect Restricted Subsidiary acquired or created after the date hereof which becomes a signatory to this Credit Agreement as a Guarantor pursuant to Section 6.13. “Guild Pension Plans” means retirement and savings plans that are registered pursuant to the ITAC that any Credit Party is required to contribute to on behalf of its employees or independent contractors who are members of guilds or unions, in the ordinary course of business pursuant to a collective bargaining agreements. “Hazardous Materials” shall mean any flammable materials, explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or similar materials defined in any Environmental Law. “Hedging Obligations” of any Person shall mean the obligations of such Person pursuant to any Interest Rate Agreement or Currency Agreement. “Hypothecary Representative” has the meaning set out in Section 10.12. “Immaterial Subsidiary” shall mean any Subsidiary that (a) did not, as of the last day of the fiscal quarter of the Parent most recently ended for which financial statements have been (or were required to be) delivered pursuant to Section 6.1(a) or 6.1(b), have assets with a value in excess of 2.5% of the Total Assets or revenues representing in excess of 2.5% of total revenues of the Parent and the Subsidiaries on a consolidated basis as of such date, and (b) taken together with all such Subsidiaries as of

32 such date, did not have assets with a value in excess of 5.0% of Total Assets or revenues representing in excess of 5.0% of total revenues of the Parent and the Subsidiaries on a consolidated basis as of such date. “Incremental Amendment” shall have the meaning given to such term in Section 2.13(a), and shall include, for the avoidance of doubt, Amendment No. 1. “Incremental Cap” shall have the meaning given to such term in Section 2.13(b). “Incremental Equivalent Debt” shall mean secured or unsecured loans or notes issued in lieu of Incremental Facilities; provided that such loans or notes, if secured (i) are secured only by the Collateral and on a pari passu or junior basis with the liens securing the Obligations and (ii) are subject to a customary Intercreditor Agreement reasonably satisfactory to the Administrative Agent and provided, further, that any such Incremental Equivalent Debt (w) otherwise satisfies clauses (A)(i), (B), (D), (F), (G) and (H) of Section 2.13(a) as if such Incremental Equivalent Debt were an Incremental Facility, (x) with respect to any Increment Equivalent Debt incurred as notes only, has a Stated Maturity no earlier than 91 days later than the latest Maturity Date for any then-outstanding Term Loans or Incremental Term Loans, (y) with respect to any Increment Equivalent Debt incurred as notes only, has terms and conditions no more restrictive, when taken as a whole, than those under any existing Term Facility (except for covenants or other provisions applicable only to periods after the latest Maturity Date of the relevant Term Loans existing at the time of the incurrence of such Incremental Equivalent Debt) and (z) together with any Incremental Facility, does not exceed the Incremental Cap. “Incremental Facility” shall mean, without duplication, (a) any Incremental Term Facility, (including the 2026 Incremental Term Facility), (b) any Incremental Revolving Credit Facility, (c) the commitments (if any) of Additional Revolving Lenders to make Incremental Revolving Loans in respect of any Revolving Credit Commitment Increase and the Incremental Revolving Loans in respect thereof and/or (d) the commitments (if any) of Additional Term Lenders to make Incremental Term Loans in respect of any Term Commitment Increase and the Incremental Term Loans in respect thereof. “Incremental Revolving Credit Facility” shall have the meaning given to such term in Section 2.13(a). “Incremental Revolving Loans” shall mean any revolving loans made under any Incremental Revolving Credit Facility or in respect of any Revolving Credit Commitment Increase. “Incremental Term Facility” shall mean the commitments (if any) of Additional Term Lenders to make Incremental Term Loans in accordance with Section 2.13 and the Incremental Term Loans in respect thereof. “Incremental Term Loans” small mean any term loans made pursuant to Section 2.13; provided that any incremental term A loans shall have no more than a 5 year maturity and no less than 2.5% average annual amortization per annum (except during any grace period or initial period). “Incur” shall mean issue, create, assume, Guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Restricted Subsidiary (whether by merger, amalgamation, consolidation, acquisition or otherwise) will be deemed to be Incurred by such Restricted Subsidiary at the time it becomes a Restricted Subsidiary; and the terms “Incurred”, “Incurring” and “Incurrence” have meanings correlative to the foregoing. “Incurrence Based Amounts” shall have the meaning given to such term in Section 1(f).

33 “Indebtedness” shall mean, with respect to any Person on any date of determination (without duplication): (1) the principal of and premium (if any) in respect of indebtedness of such Person for borrowed money; (2) the principal of and premium (if any) in respect of obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (3) the principal component of all obligations of such Person in respect of letters of credit, bankers’ acceptances or other similar instruments (including reimbursement obligations with respect thereto except to the extent such reimbursement obligation relates to a trade payable and such obligation is satisfied within 90 days of Incurrence); (4) the principal component of all obligations of such Person to pay the deferred and unpaid purchase price of property, which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto, except (a) any such balance that constitutes a trade payable or similar obligation to a trade creditor, in each case accrued in the ordinary course of business and (b) any earn-out obligation until the amount of such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP; (5) Finance Lease Obligations of such Person (whether or not such items would appear on the balance sheet of the guarantor or obligor); (6) the principal component or liquidation preference of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock or, with respect to any Subsidiary of the Parent that is not a Guarantor, any Preferred Stock; (7) the principal component of all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided, however, that the amount of such Indebtedness will be the lesser of (a) the Fair Market Value of such asset at such date of determination and (b) the amount of such Indebtedness of such other Persons; (8) the principal component of Indebtedness of other Persons to the extent Guaranteed by such Person (whether or not such items would appear on the balance sheet of the guarantor or obligor); and (9) to the extent not otherwise included in this definition, net obligations of such Person under Hedging Obligations (the amount of any such obligations to be equal at any time to the termination value of such agreement or arrangement giving rise to such Hedging Obligation that would be payable by such Person at such time). Notwithstanding anything in this Credit Agreement to the contrary, (x) Indebtedness shall not include, and shall be calculated without giving effect to, the effects of Financial Accounting Standards Board Accounting Standards Codification 825 and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose under this Credit Agreement as a result of accounting for any embedded derivatives created by the terms of such Indebtedness and any such amounts that would have constituted Indebtedness under this Credit Agreement but for the application of this sentence shall not be deemed an incurrence of Indebtedness under this Credit Agreement and (y) Indebtedness shall not include obligations under or in respect of any Qualified Receivables Financing.

34 “Indemnified Party” shall have the meaning given to such term in Section 11.5(a). “Initial Term Facility” shall mean the credit facility for the Initial Term Loans described in Section 2.1(a). “Initial Term Lender” shall mean each Lender that holds all or a portion of the Initial Term Facility. “Initial Term Loan” shall have the meaning given to such term in Section 2.1(a). “Initial Term Loan Commitment” shall mean, as to any Lender, the obligation of such Lender to make Initial Term Loans on the Closing Date pursuant to Section 2.1(a) hereof, in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 1.1 attached hereto and made a part hereof, as the same may be reduced pursuant to Section 2.10. The Borrower and the Initial Term Lenders acknowledge and agree that the Initial Term Loan Commitments of the Initial Term Lenders aggregated to $300,000,000 as of the Closing Date. “Initial Unrestricted Subsidiaries” shall mean each Subsidiary of the Parent set forth in Schedule 4.7(b) to this Credit Agreement. “Intercreditor Agreement” shall mean, with respect to junior Indebtedness, the First Lien/Second Lien Intercreditor Agreement substantially in the form attached hereto as Exhibit F-1, and with respect to Indebtedness that is pari passu, the First Lien Pari Passu Intercreditor Agreement substantially in the form attached hereto as Exhibit F-2, in each case with such changes as are reasonably acceptable to the Administrative Agent to be entered into from time to time with respect to Other Permitted Priority Indebtedness, Incremental Equivalent Debt, Refinancing Notes, Refinancing Term Loans, Replacement Revolving Facilities, and Indebtedness secured by Liens permitted by clauses (1), (16), (17), (18), (20), (24), (29), (30), (33), (38) or (39) of the definition of “Permitted Liens”, or other secured Indebtedness permitted hereunder. “Interest Coverage Ratio” shall mean, as of any date of determination, the ratio of: (1) Adjusted EBITDA of the Parent and its Restricted Subsidiaries, calculated on a Pro Forma Basis, for the most recently ended Test Period; to (2) Consolidated Applicable Interest Charge of the Parent and its Restricted Subsidiaries, calculated on a Pro Forma Basis, for such Test Period. “Interest Deficit” shall have the meaning given to such term in Section 3.8. “Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.5(a), which shall be substantially in the form approved by the Administrative Agent and separately provided to the Borrower. “Interest Payment Date” shall mean (a) as to any Base Rate Loan, the last day of each March, June, September and December to occur while such Loan is outstanding and the final maturity date of such Loan, (b) as to any Term Benchmark Loan having an Interest Period of three months or less, the last day of such Interest Period, (c) as to any Term Benchmark Loan having an Interest Period longer than three months, each day that is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period, and (d) as to any Loan (other than any Revolving Loan that is a Base Rate Loan), the date of any repayment or prepayment made in respect thereof.

35 “Interest Period” shall mean, as to any Term Benchmark Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Term Benchmark Loan and ending one, three or six (or, if agreed to by all Lenders under the relevant Facility twelve) (in each case, subject to the availability for the Benchmark applicable to the relevant Loan or Revolving Credit Commitment) months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Term Benchmark Loan and ending one, three or six (or, if agreed to by all Lenders under the relevant Facility twelve) months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not later than 11:00 A.M., New York City time, on the date that is three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that all of the foregoing provisions relating to Interest Periods are subject to the following: (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day; (ii) the Borrower may not select an Interest Period under a particular Facility that would extend beyond the applicable Maturity Date of such Facility; (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of a calendar month; and (iv) no tenor that has been removed from this definition pursuant to Section 3.1 shall be available for specification in such Borrowing Request or Interest Election Request. “Interest Rate Agreement” shall mean with respect to any Person any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement as to which such Person is party or a beneficiary. “Investment” shall mean, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the form of any direct or indirect advance, loan (other than advances or extensions of credit to customers in the ordinary course of business) or other extensions of credit (including by way of Guarantee or similar arrangement, but excluding any debt or extension of credit represented by a bank deposit other than a time deposit or indemnity provision) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by such other Person and all other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP; provided that none of the following will be deemed to be an Investment: (1) Hedging Obligations entered into in compliance with this Credit Agreement; (2) endorsements of negotiable instruments and documents in the ordinary course of business;

36 (3) an acquisition of assets, Capital Stock or other securities by the Parent or a Subsidiary for consideration to the extent such consideration consists of Common Stock of the Parent; (4) accounts receivable, trade credit and advances to customers in the ordinary course of business; (5) commission, travel and similar advances to officers, employees and consultants made in the ordinary course of business; and (6) any assets or securities received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss and any prepayments and other credits to suppliers made in the ordinary course of business. For purposes of Section 7.2 of this Credit Agreement, (a) “Investment” will include the portion (proportionate to the Parent’s equity interest in a Restricted Subsidiary to be designated as an Unrestricted Subsidiary) of the Fair Market Value of the net assets of such Restricted Subsidiary at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary; provided, however, that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Parent will be deemed to continue to have a permanent “Investment” in an Unrestricted Subsidiary in an amount (if positive) equal to (i) the Parent’s aggregate “Investment” in such Subsidiary as of the time of such redesignation less (ii) the portion (proportionate to the Parent’s equity interest in such Subsidiary) of the Fair Market Value of the net assets of such Subsidiary at the time that such Subsidiary is so re-designated a Restricted Subsidiary; (b) any property transferred to or from an Unrestricted Subsidiary will be valued at its Fair Market Value at the time of such transfer; (c) if the Parent or any Restricted Subsidiary sells or otherwise disposes of any Voting Stock of any Restricted Subsidiary such that, after giving effect to any such sale or disposition, such entity is no longer a Subsidiary of the Parent shall be deemed to have made an Investment on the date of any such sale or disposition equal to the Fair Market Value of the Capital Stock of such Subsidiary not sold or disposed of; and (d) the amount of any Investment outstanding at any time shall be the original cost of such Investment, without adjustment for subsequent increases or decreases in the value of such Investment, reduced by any dividend, distribution, interest payment, return of capital, repayment or other amount received in cash and Cash Equivalents by the Parent or a Restricted Subsidiary in respect of such Investment to the extent such amounts do not increase any other baskets under this Credit Agreement or cause the value of such Investment to be less than zero. “ISP” shall mean, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance). “Issuing Bank” shall mean (i) JPMorgan Chase Bank, N.A. acting through any of its affiliates or branches and (ii) any other Issuing Bank designated pursuant to Section 2.3(i) in each case in its capacity as an Issuing Bank, and its successors in such capacity as provided in Section 2.3(h). An Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by affiliates of such

37 Issuing Bank, in which case the term Issuing Bank shall include any such affiliates with respect to Letters of Credit issued by such Affiliate. Each reference herein to “the Issuing Bank” shall be deemed to be a reference to the relevant Issuing Bank. “ITAC” shall mean the Income Tax Act (Canada), as amended. “Joinder Agreement” shall mean the “Instrument of Assumption and Joinder”, substantially in the form attached hereto as Exhibit E. “Joint Proxy Statement/Prospectus” shall have the meaning given to such term in the definition of “Separation Transaction”. “Joint Venture” shall mean a joint venture or similar venture with one or more unrelated parties (whether structured as a corporation, partnership, limited liability company or other entity) in which the Parent or any of its Restricted Subsidiaries own Capital Stock and which is formed and operated to conduct a Related Business. “Judgment Conversion Date” shall have the meaning given to such term in Section 11.20. “L/C Backstop” shall mean, in respect of any Letter of Credit, (a) a letter of credit delivered to the Issuing Bank which may be drawn by the Issuing Bank to satisfy any obligations of the Borrower in respect of such Letter of Credit or (b) cash or Cash Equivalents deposited with the Issuing Bank to satisfy any obligation of the Borrower in respect of such Letter of Credit, in each case, in an amount not to exceed 103% of the undrawn face amount and any unpaid Reimbursement Obligations with respect to such Letter of Credit and on terms and pursuant to arrangements (including, if applicable, any appropriate reimbursement agreement) reasonably satisfactory to the respective Issuing Bank. “L/C Disbursement” shall mean a payment or disbursement made by an Issuing Bank pursuant to a Letter of Credit. “L/C Exposure” shall mean, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all L/C Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The L/C Exposure of any Lender at any time shall be its Revolver Percentage of the total L/C Exposure at such time. For all purposes of this Credit Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.13 or 3.14 of the ISP or Article 36 of the UCP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided that with respect to any Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. “L/C Obligations” shall mean the aggregate undrawn face amounts of all outstanding Letters of Credit and all unpaid Reimbursement Obligations. “L/C Sublimit” shall mean $50,000,000, as reduced pursuant to the terms hereof. “LCT Election” shall have the meaning given to such term in Section 1(e)(ii).

38 “LCT Test Date” shall have the meaning given to such term in Section 1(e)(ii). “Lender” and “Lenders” shall mean the several banks and other financial institutions and other lenders from time to time party to this Credit Agreement (excluding Disqualified Lenders), including each assignee Lender pursuant to Section 11.3. “Lender-Related Person” shall have the meaning given to such term in Section 11.5(b). “Lending Office” shall mean, with respect to any of the Lenders, the branch or branches (or affiliate or affiliates) from which such Lender’s Loans are made or maintained and for the account of which all payments of principal of, and interest on, such Lender’s Loans are made, as notified to the Administrative Agent from time to time. “Letter of Credit” shall have the meaning given to such term in Section 2.3(a). “Letter of Credit Commitment” shall have the meaning given to such term in Section 2.3(a). “Liabilities” shall mean any losses, claims (including intraparty claims), demands, damages or liabilities of any kind. “Lien” shall mean, with respect to any asset, any mortgage, lien (statutory or otherwise), pledge, hypothecation, charge, hypothec, security interest, preference, priority or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under Applicable Law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any other agreement to give a security interest in and any filing of or agreement to give any financing statement or similar documents as may be required under the applicable PPSA, the CCQ, or UCC (or equivalent statutes) of any jurisdiction; provided that in no event shall an operating lease be deemed to constitute a Lien. “Limited Condition Transaction” shall mean (x) any acquisition or investment (including by way of merger, amalgamation, consolidation or other business combination or the acquisition of Capital Stock or otherwise), by one or more of the Borrower and its Restricted Subsidiaries of or in any assets, business or Person, in each case, whose consummation is not conditioned on the availability of, or on obtaining, third-party financing or (y) any redemption, purchase, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Stock or Preferred Stock by one or more of the Borrower and its Subsidiaries requiring irrevocable notice in advance of such redemption, purchase, repurchase, defeasance, satisfaction and discharge or prepayment. “Loan” or “Loans” shall mean any Revolving Loan, Term Loan, any loan issued under any Incremental Facility, any loan issued pursuant to the final paragraph of Section 11.12(a) hereof or any Refinancing Term Loans or Loans under any Replacement Revolving Facility. “Majority Facility Lenders” shall mean, with respect to any Term Facility, the holders of more than 50% of the aggregate unpaid principal amount of the Term Loans under such Term Facility, and with respect to the Revolving Facility, the holders of Revolving Exposures and Unused Revolving Credit Commitments representing more than 50% of the sum of the total Revolving Exposures and Unused Revolving Credit Commitments at such time. “Material Adverse Effect” shall mean any change or effect that has a materially adverse effect on (a) the business, assets, properties, operations or financial condition of the Parent and its Restricted Subsidiaries, taken as a whole, (b) the legal right, power or authority of any material Credit Party to perform

39 its respective payment obligations under the Fundamental Documents to which it is a party or (c) the validity or enforceability of, or the rights, remedies or benefits available to the Lenders under, the Fundamental Documents, taken as a whole. “Material Indebtedness” shall mean Consolidated Debt of the Borrower and the Guarantors in an aggregate principal amount equal to or greater than $50,000,000. “Maturity Date” shall mean the Final Maturity Date or the Final Revolving Credit Termination Date, as applicable. “Moody’s” shall mean Moody’s Investors Service, Inc., and any successor-in-interest thereto. “Multiemployer Plan” shall mean a plan described in Section 4001(a)(3) of ERISA to which any Credit Party or ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the seven preceding plan years made or accrued an obligation to make contributions. “Negative Pick-up Obligation” shall mean a commitment to pay a certain sum of money or other Investment made by the Parent or any Restricted Subsidiary in order to obtain ownership, distribution rights or sales agency rights in any item of Product, including, for the avoidance of doubt, any item of Product produced by the Parent or any Restricted Subsidiary. Negative Pick-up Obligation includes both “traditional” negative pickup arrangements and indirect structures. “Net Available Cash” from an Asset Sale shall mean cash payments actually received (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable, but only as and when actually received, but excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations relating to the properties or assets that are the subject of such Asset Sale or received in any other non-cash form) therefrom, in each case net of: (1) all legal, accounting, investment banking, title and recording taxes, fees, expenses, commissions and other fees and expenses Incurred, and all Federal, state, provincial, foreign and local taxes required to be paid or accrued as a liability under GAAP or otherwise payable (in the good faith determination of the Parent) in connection with such Asset Sale (including any repatriation of the proceeds of such Asset Sale); (2) all payments made on any Indebtedness that is secured by any assets subject to such Asset Sale, in accordance with the terms of such Indebtedness, or which must by its terms, or in order to obtain a necessary consent to such Asset Sale, or by Applicable Law be repaid out of the proceeds from such Asset Sale; (3) all distributions and other payments required to be made to minority interest holders in Subsidiaries or Joint Ventures as a result of such Asset Sale; (4) the deduction of appropriate amounts to be provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the assets disposed of in such Asset Sale and retained by the Parent or any Restricted Subsidiary after such Asset Sale; and (5) in the case of any Asset Sale by a Subsidiary which is not a Wholly-Owned Subsidiary, a portion of the cash payments received by such Subsidiary equal to the portion of the economic interests in such Subsidiary which are not directly or indirectly owned by the Parent.

40 “Net Cash Proceeds,” with respect to any issuance or sale of Capital Stock or any Incurrence of Indebtedness, shall mean the cash proceeds of such issuance or sale or such Incurrence net of attorneys’ fees, accountants’ fees, underwriters’ or placement agents’ fees, listing fees, discounts or commissions and brokerage, consultant and other fees, expenses and charges actually Incurred in connection with such issuance or sale or such Incurrence and net of taxes paid or payable (in the good faith determination of the Parent) in connection with such issuance or sale or such Incurrence (including any repatriation of the proceeds of such sale or Incurrence). “Net First Lien Leverage Ratio” shall mean, as of any date of determination, the ratio of: (1) (A) the total principal amount of Secured Funded Indebtedness that would appear on a balance sheet of the Parent and its Restricted Subsidiaries as of such determination date, minus (B) Unrestricted Cash as of such determination date in an amount not to exceed $100,000,000, to (2) Adjusted EBITDA of the Parent and its Restricted Subsidiaries, calculated on a Pro Forma Basis, for the most recent Test Period. “Net Total Leverage Covenant” shall mean the Net Total Leverage Ratio as of the applicable date as set forth in Section 7.9(a). “Net Total Leverage Ratio” shall mean, as of any date of determination, the ratio of: (1) (A) the total principal amount of Consolidated Debt that would appear on a balance sheet of the Parent and its Restricted Subsidiaries as of such determination date, minus (B) Unrestricted Cash as of such determination date in an amount not to exceed $100,000,000, to (2) Adjusted EBITDA of the Parent and its Restricted Subsidiaries, calculated on a Pro Forma Basis, for the most recent Test Period. “Non-Credit Party Specified Cash Management Agreement” shall have the meaning given to such term in the definition of “Specified Cash Management Agreement”. “Non-Credit Party Specified Swap Agreement” shall have the meaning given to such term in the definition of “Specified Swap Agreement”. “Non-Guarantor Subsidiary” shall mean any Restricted Subsidiary that is not a Guarantor. “Non-U.S. Plan” shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established, contributed to (regardless of whether through direct contributions or through employee withholding) or maintained outside the United States by a Credit Party or one or more Subsidiaries of a Credit Party primarily for the benefit of employees of the Credit Party or such Subsidiaries residing outside the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code; provided, however, that “Non-U.S. Plan” shall not include any such plan, fund or program sponsored or maintained by a Governmental Authority. For the avoidance of doubt, Non-U.S. Plans include Canadian Pension Plans but excludes Statutory Plans and Guild Pension Plans. “Note” or “Notes” shall have the meaning given to such term in Section 2.11(d). “NYFRB” shall mean the Federal Reserve Bank of New York.

41 “NYFRB Rate” shall mean, for any day, the greater of (a) the Federal Funds Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Credit Agreement “NYFRB’s Website” shall mean the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “Obligations” shall mean (a) the obligation of the Borrower to make due and punctual payment of principal and interest on the Loans, the face amount of the Commitment Fees, any reimbursement obligations in respect of Letters of Credit, costs and attorneys’ fees and all other monetary obligations of the Borrower and the Guarantors to the Administrative Agent, the Issuing Banks or any Lender under this Credit Agreement, the Notes, any other Fundamental Document or the Fee Letters (including interest accruing after the maturity of the Loans and reimbursement obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to any Credit Party, whether or not a claim for post-filing or post- petition interest is allowed in such proceeding) and (b) all amounts payable under any Specified Swap Agreement or any Specified Cash Management Agreement, provided that (i) the Obligations of the Credit Parties under any Specified Swap Agreement and Specified Cash Management Agreements shall be secured and guaranteed pursuant to the Collateral Documents only to the extent that, and for so long as, the other Obligations are so secured and guaranteed and (ii) any release of Collateral or Guarantors effected in the manner permitted by this Credit Agreement or any Collateral Document shall not require the consent of any counterparty under such agreement pursuant to any Fundamental Document; and, provided, further, that notwithstanding anything to the contrary, for all purposes of the Fundamental Documents, the Obligations of any Guarantor shall exclude any Excluded Swap Obligation of such Guarantor. “OFAC” shall have the meaning given to such term in Section 4.22. “Officer” shall mean the Manager, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, Chief Strategic Officer, any President, any Executive Vice President, Senior Vice President or Vice President, the Treasurer or the Secretary of the Borrower. “Officer” of any Guarantor has a correlative meaning. “Officer’s Certificate” shall mean a certificate signed by an Officer of the Borrower or the Parent, as applicable. “Other Applicable Indebtedness” shall have the meaning given to such term in Section 2.8(c)(ii). “Other Permitted Priority Indebtedness” shall mean any Indebtedness which is (a) permitted to be Incurred after the Closing Date by Section 7.1(c)(xii), Section 7.1(c)(xviii) or Section 7.1(c)(xix) hereof or (b) incurred prior to the Closing Date but of any type described in the foregoing clause (a). “Overnight Bank Funding Rate” shall mean, for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in Dollars by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set

42 forth on the NYFRB’s Website from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate. “Parent” shall have the meaning given to such term in the introductory paragraph of this Credit Agreement. “Participant” shall have the meaning given to such term in Section 11.3(d) “Participant Register” shall have the meaning given to such term in Section 11.3(d). “Participating Interest” shall have the meaning given to such term in Section 2.3(d). “Participating Lender” shall have the meaning given to such term in Section 2.3(d). “Patent Security Agreement” shall have the meaning given to such term in any Pledge and Security Agreement. “Patent Security Agreement Supplement” shall have the meaning given to such term in any Pledge and Security Agreement. “Payment” shall have the meaning given to such term in Section 10.5(c). “payment default” shall have the meaning given to such term in Section 8.1(e). “Payment Notice” shall have the meaning given to such term in Section 10.5(c). “PBGC” shall mean the Pension Benefit Guaranty Corporation and its successors. “PCML Act” means the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), as amended. “Pension Plan” shall mean a Plan described in Section 3(2) of ERISA. “Percentage” shall mean for any Lender its Revolver Percentage or Term Loan Percentage, as applicable; and where the term “Percentage” is applied on an aggregate basis, such aggregate percentage shall be calculated by aggregating the separate components of the Revolver Percentage and Term Loan Percentage, and expressing such components on a single percentage basis. “Permitted Holder” shall mean, at any time, each of: (a) Mark H. Rachesky, M.D. and any Affiliate of such Person, or any Affiliated Person of such Person; (b) any group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision) of which any Person described in clause (a) hereof is a member, provided that Persons described in clause (a) hereof beneficially own a majority of the Voting Stock of the Parent beneficially owned by all members of such group; and (c) any Person (including the Parent upon a sale of all or substantially all of its assets to a Subsidiary thereof in a transaction permitted under Section 7.6) (x) that acquires (or otherwise holds), directly or indirectly, 100% of the voting power of the Voting Stock of the Parent and, immediately after giving effect to such acquisition and any related transactions, has no material

43 assets other than Capital Stock of the Parent and (y) of which no other Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision) other than any of the Permitted Holders specified in clauses (a) and (b) above, holds more than 50% of the total voting power of the Voting Stock thereof (any Person described in clause (c) hereof, a “Permitted Parent Holdco”). “Permitted Investment” shall mean: (1) an Investment by the Parent or any Restricted Subsidiary in the Parent or a Restricted Subsidiary; (2) an Investment by the Parent or any Restricted Subsidiary in a Person that is engaged in a Related Business if as a result of such Investment: (a) such Person becomes a Restricted Subsidiary; or (b) such Person, in one transaction or a series of related transactions, is merged, amalgamated, or consolidated with or into, or transfers or conveys all or substantially all of its assets to, or is liquidated into the Parent or a Restricted Subsidiary, and, in each case, any Investment held by such Person; provided that such Investment was not acquired by such Person in contemplation of such acquisition, merger, amalgamation, consolidation or transfer and provided that, at the time of and after giving effect to such Investment, no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; (3) cash and Cash Equivalents; (4) receivables owing to the Parent or any Restricted Subsidiary created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided, however, that such trade terms may include such concessionary trade terms as the Parent or any such Restricted Subsidiary deems reasonable under the circumstances; (5) payroll, travel, services (e.g., shared services arrangements) to the extent permitted by Section 7.5(b)(vii) and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business; (6) loans or advances to employees, officers or directors of the Parent or any Restricted Subsidiary not in excess of $10,000,000 at any time outstanding; (7) any Investment acquired by the Parent or any of its Restricted Subsidiaries: (a) in exchange for any other Investment or accounts receivable held by the Parent or any such Restricted Subsidiary in connection with or as a result of a bankruptcy, insolvency, workout, reorganization or recapitalization of the issuer of such other Investment or accounts receivable; or (b) as a result of a foreclosure (or similar remedy) by the Parent or any of its Restricted Subsidiaries with respect to any secured Investment or other transfer of title with respect to any secured Investment in default; (8) Investments made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with Section 7.8 or any other disposition of assets not constituting an Asset Sale;

44 (9) Investments in existence on the Closing Date and all exchanges, extensions, refinancings and renewals thereof; (10) Currency Agreements, Interest Rate Agreements and related Hedging Obligations, which transactions or obligations are Incurred in compliance with Section 7.1; (11) Guarantees and other Investments issued in accordance with Section 7.1 relating to Negative Pick-up Obligations, Product License Fee Obligations, Program Acquisition Guarantees, minimum guarantees to acquire items of Product or interests therein, or similar activities, in each case in the ordinary course of business; (12) Investments made in connection with the funding of contributions under any non- qualified retirement plan or similar employee compensation plan in an amount not to exceed the amount of compensation expense recognized by the Parent and its Restricted Subsidiaries in connection with such plans; (13) Investments made pursuant to investment commitments existing on the Closing Date in Joint Ventures in existence on the Closing Date; (14) with respect to the purchase price and/or construction costs expended by the Borrower and Guarantors for the Parent’s headquarters or any other real property of the Borrower and Guarantors, the portion of such purchase prices in excess of any mortgage related to such purchase price; (15) [reserved]; (16) Investments in Joint Ventures and Unrestricted Subsidiaries, in an amount, at any time outstanding, not to exceed the greater of $50,000,000 and 25% of Adjusted EBITDA for the most recently ended Test Period, calculated on a Pro Forma Basis; (17) Investments (including debt obligations) received in connection with the bankruptcy, insolvency or reorganization of suppliers, customers or other debtors or in settlement of delinquent obligations arising in the ordinary course of business; (18) nominal Investments in Special Purpose Producers; (19) Investments in and Guarantees of obligations of the Parent, any Restricted Subsidiary, or any of their respective direct or indirect Subsidiaries or Joint Ventures (which Subsidiaries or Joint Ventures may engage in business unrelated to such Investment to the extent otherwise permissible under this Credit Agreement) in connection with co-productions, co-ventures or co-financing arrangements related to the production, distribution and/or acquisition of Product or an interest therein, in each case in the ordinary course of business consistent with past practice of the “Credit Parties” under (and as defined in) the Existing Credit Agreement; (20) Investments in an aggregate amount at any time outstanding not to exceed the greater of (a) $75,000,000 and (b) 37.5% of Adjusted EBITDA for the most recently ended Test Period, calculated on a Pro Forma Basis; provided that at the time of and after giving effect to such Investment, no Default shall have occurred and be continuing or would occur as a consequence thereof; (21) the Transactions;

45 (22) any acquisition or production of Product in the ordinary course of business, to the extent that such action would be considered an Investment; (23) Letters of credit as to which the Parent or a Restricted Subsidiary is the beneficiary and which are issued for the account of third party investors in Product of the Parent or a Restricted Subsidiary; (24) any direct or indirect license of Product, pursuant to a Product License Agreement or otherwise, in the ordinary course of business, to the extent such action would be considered an Investment; (25) [reserved]; (26) Guarantees made in accordance with Section 7.1 or Section 6.13; and (27) (a) any Investment in a Receivables Subsidiary or any Investment by a Receivables Subsidiary in any other Person in connection with a Qualified Receivables Financing, including Investments of funds held in accounts permitted or required by the arrangements governing such Qualified Receivables Financing or any related Indebtedness, and (b) any Investment in an entity which is not a Restricted Subsidiary to which the Parent or a Restricted Subsidiary sells Receivables Financing Assets pursuant to a Receivables Financing. “Permitted Liens” shall mean, with respect to any Person: (1) Liens, which Liens may be pari passu with or junior to the Liens securing the Obligations pursuant to the Collateral Documents, securing (i) the Obligations, including without limitation the Loans and the Guarantees under Article 9 and any obligations owing to the Administrative Agent, Issuing Banks or Lenders under this Credit Agreement and the Collateral Documents (including Liens securing any Indebtedness pursuant to Section 2.13 and Section 2.15), (ii) any Incremental Equivalent Debt or (iii) any Refinancing Notes; (2) pledges or deposits by such Person under workers’ compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or United States government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested taxes or import or customs duties or for the payment of rent, in each case Incurred in the ordinary course of business; (3) Liens imposed by law, including carriers’, warehousemen’s, mechanics’, materialmen’s and repairmen’s Liens; (4) Liens for taxes, assessments or other governmental charges not yet subject to penalties for non-payment or that are being contested in good faith by appropriate proceedings, provided that any appropriate reserves required pursuant to GAAP have been made in respect thereof; (5) Liens in favor of issuers of surety or performance bonds or letters of credit or bankers’ acceptances or similar obligations issued pursuant to the request of and for the account of such Person in the ordinary course of its business;

46 (6) encumbrances, ground leases, easements or reservations of, or rights of others for, licenses, rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning, building codes or other restrictions or agreements (including, without limitation, minor defects or irregularities in title and similar encumbrances) as to the use of real properties or Liens incidental to the conduct of the business of such Person or to the ownership of its properties that do not in the aggregate materially impair their use in the operation of the business of such Person; (7) Liens securing Hedging Obligations so long as the related Indebtedness is permitted under this Credit Agreement; (8) leases, licenses, subleases and sublicenses of assets (including, without limitation, real property and intellectual property or other general intangibles), in each case, granted in the ordinary course of business (including, without limitation, the exploitation of content or related intellectual property) that do not materially interfere with the business of the Parent or the Restricted Subsidiaries; (9) Liens arising out of attachments, judgments (to the extent not resulting in an Event of Default) or awards as to which an appeal or other appropriate proceedings for contest or review are timely commenced (and as to which foreclosure and other enforcement proceedings shall not have been commenced (unless fully bonded or otherwise effectively stayed)) and as to which any appropriate reserves have been established in accordance with GAAP; (10) Liens for the purpose of securing the payment of all or a part of the purchase price of, or Finance Lease Obligations, mortgage financings, purchase money obligations or other payments Incurred to finance assets or property (other than Capital Stock or other Investments) acquired, constructed or improved; provided that: (a) the aggregate principal amount of Indebtedness secured by such Liens is otherwise permitted to be Incurred under this Credit Agreement and does not exceed the cost of the assets or property so acquired, constructed or improved; and (b) such Liens are created within 180 days of construction, acquisition or improvement of such assets or property and do not encumber any other assets or property of the Parent or any Restricted Subsidiary other than such assets or property and assets affixed or appurtenant thereto; (11) Liens arising solely by virtue of any statutory or common law provisions relating to banker’s Liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a depositary institution; (12) Liens arising from any applicable UCC or PPSA financing statement filings, CCQ filings or other similar filings regarding operating leases entered into by the Parent and the Restricted Subsidiaries; (13) Liens existing on the Closing Date (other than Liens permitted under clauses (1), (16) or (20) of this definition); (14) Liens on property or shares of stock of a Person at the time such Person becomes a Restricted Subsidiary; provided, however, that such Liens are not created in connection with, or in contemplation of, such other Person becoming a Restricted Subsidiary; provided, further,

47 however, that any such Lien may not extend to any other property owned by the Parent or any Restricted Subsidiary; (15) Liens on property at the time the Parent or a Restricted Subsidiary acquired the property, including any acquisition by means of a merger, amalgamation or consolidation with or into, or plan of arrangement with, the Parent or any Restricted Subsidiary; provided, however, that such Liens are not created in connection with, or in contemplation of, such acquisition; provided further, however, that such Liens may not extend to any other property owned by the Parent or any Restricted Subsidiary; (16) Liens securing Indebtedness or other obligations of a Restricted Subsidiary owing to the Parent or a Wholly-Owned Subsidiary, which are junior in priority to the Liens securing the Loans and the Guarantees under Article 9 pursuant to an Intercreditor Agreement; (17) (a) Liens on assets of the type specified in the definition of “Receivables Financing” Incurred in connection with a Qualified Receivables Financing, and (b) Liens securing obligations under or in respect of any Qualified Receivables Financing; (18) Liens securing Refinancing Indebtedness Incurred to refinance, refund, replace, amend, extend or modify, as a whole or in part, Indebtedness that was previously so secured pursuant to clauses (1) (only with respect to Incremental Equivalent Debt and Refinancing Notes), (10), (13), (14), (15), (18) and (25) of this definition, provided that any such Lien is limited to all or part of the same property or assets (plus improvements, accessions, proceeds or dividends or distributions in respect thereof) that secured (or, under the written arrangements under which the original Lien arose, could secure) the Indebtedness being refinanced or is in respect of property that is the security for a Permitted Lien hereunder; (19) any interest or title of a lessor under any Finance Lease Obligation or operating lease; (20) Liens in favor of the Parent or any Restricted Subsidiary, which are junior in priority to the Liens securing the Loans and the Guarantees under Article 9 pursuant to an Intercreditor Agreement; (21) Liens to secure payment and performance obligations of the Borrower and Guarantors in connection with a revenue participation purchase agreement or similar arrangement for third-party investments in Product produced, acquired or distributed by the Borrower and such Guarantors in the ordinary course of business consistent with past practice of the “Credit Parties” under (and as defined in) the Existing Credit Agreement; (22) Liens under industrial revenue, municipal or similar bonds; (23) Liens to secure Negative Pick-up Obligations, Program Acquisition Guarantees and other direct or indirect guarantees (including minimum guarantees) related to the acquisition, production or distribution of items of Product in the ordinary course of business to the extent such Lien is limited solely to such item of Product related to such Negative Pick-up Obligation, Program Acquisition Guarantee or other guarantee; (24) Liens to secure Other Permitted Priority Indebtedness to the extent such Lien is limited solely to the item or items of Product or related Production Accounts relating to such Other

48 Permitted Priority Indebtedness, which Liens may be prior to the Liens securing the Obligations pursuant to the Collateral Documents; (25) Liens securing Indebtedness in an aggregate principal amount outstanding at any one time not to exceed at the time of Incurrence thereof, together with all other outstanding (x) Indebtedness secured by Liens pursuant to this clause (25) and (y) Refinancing Indebtedness secured by Liens incurred under clause (18) above in respect of Indebtedness previously secured by Liens under this clause (25), the greater of (a) $50,000,000 and (b) 25% of Adjusted EBITDA as of the most recently ended Test Period, calculated on a Pro Forma Basis; (26) Liens on assets of a Subsidiary that is not a Guarantor securing Indebtedness of a Subsidiary that is not a Guarantor permitted to be Incurred pursuant to Section 7.1; (27) Liens in favor of guilds or unions (whether pursuant to written security agreements, any producer’s or distributor’s assumption agreements, or otherwise), in each case which are required in the ordinary course of business pursuant to collective bargaining agreements; (28) Liens to secure distribution, exhibition and/or exploitation rights of licensees pursuant to Distribution Agreements or of licensors from whom any of the Parent or the Restricted Subsidiaries has (directly or indirectly) obtained any distribution rights or other exploitation rights to any item of Product (or of Persons providing financing to obtain such rights) or Liens to secure production advances on an item of Product; provided that such Liens are limited to such distribution, exhibition and/or exploitation rights and the applicable revenue therefrom; (29) Liens customarily granted or incurred in the ordinary course of business with regard to services rendered by laboratories and post-production houses, record warehouses and suppliers of materials and equipment which secure outstanding trade payables; (30) possessory Liens (other than those of laboratories or production houses) which (a) occur in the ordinary course of business, (b) secure normal trade debt which is not yet due and payable and (c) do not secure Indebtedness; (31) customary Liens in favor of completion guarantors granted in connection with Completion Guarantees; (32) Liens granted by the Parent or any Restricted Subsidiary that is a Special Purpose Producer to secure outside production financing otherwise permitted under this Credit Agreement; (33) [reserved]; (34) Liens to secure Product License Fee Obligations related to the licensing of items of Product in the ordinary course of business to the extent such Lien is limited solely to such item of Product related to such Product License Fee Obligation; (35) (A) Liens on tax credits to secure Indebtedness which is otherwise non-recourse to the Parent or any Restricted Subsidiary, other than customary representations and warranties and (B) Liens on the Parent’s or any Restricted Subsidiary’s rights and interests in any tax credit and any refund or similar receipt attributable to such tax credit to the extent such tax credit is owned by an Unrestricted Subsidiary or Special Purpose Producer and such Lien secures the obligation of the Parent or such Restricted Subsidiary, in its capacity as agent for such Unrestricted Subsidiary or

49 Special Purpose Producer, to remit such refund or similar receipt attributable to such tax credit to such Unrestricted Subsidiary or Special Purpose Producer; (36) [reserved]; (37) Liens in connection with reversion or turnaround rights with respect to a project in development; (38) Liens granted by one or more of the Parent and its Restricted Subsidiaries to secure Secured Funded Indebtedness permitted to be Incurred under Section 7.1(a) or any refinancing of such Indebtedness permitted pursuant to Section 7.1(c)(xi), in each case, which Liens are pari passu in priority with the liens securing the Obligations pursuant to the Collateral Documents pursuant to an Intercreditor Agreement; (39) Liens granted by one or more of the Parent and its Restricted Subsidiaries to secure Indebtedness permitted to be Incurred under Section 7.1(b) or any refinancing of such Indebtedness permitted pursuant to Section 7.1(c)(xi), in each case, which Liens are junior in priority to the liens securing the Obligations pursuant to the Collateral Documents Obligations pursuant to an Intercreditor Agreement; provided that if after giving effect thereto and to the application of the proceeds thereof on a Pro Forma Basis, the Net Total Leverage Ratio is not greater than 3.50 to 1.00; (40) [reserved]; (41) [reserved]; and (42) Liens granted by the Parent or any Restricted Subsidiary on Capital Stock or other equity interests of any Unrestricted Subsidiary to secure Indebtedness whose incurrence is not prohibited hereunder. “Permitted Parent Holdco” shall have the meaning given to such term in the definition of “Permitted Holder”. “Person” shall mean any natural person, corporation, division of a corporation, limited liability company, partnership, trust, joint venture, association, company, estate, unincorporated organization or government or any agency or political subdivision thereof. “Plan” shall mean at any time, an “employee benefit plan,” as defined in Section 3(3) of ERISA (other than a Multiemployer Plan), that any Credit Party or ERISA Affiliate maintains, contributes to or has an obligation to contribute to or has maintained, contributed to or had an obligation to contribute to at any time within the past seven (7) years and in respect of which any Credit Party or ERISA Affiliate is (or, if such Plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in section 3(5) of ERISA. “Plan Asset Regulations” shall mean 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time. “Pledge and Security Agreements” shall mean, collectively, (i) the U.S. Pledge and Security Agreement and (ii) the Canadian Pledge and Security Agreement, and “Pledge and Security Agreement” means any one of them.

50 “PPSA” shall mean unless otherwise provided in this Credit Agreement, the Personal Property Security Act B.C. 1996 chapter 359 as heretofore and hereafter amended and in effect in the Province of British Columbia, or, where the context requires, the legislation of the other provinces or territories of Canada (other than Québec) relating to security in personal property generally, including accounts receivable, as adopted by and in effect from time to time in such provinces or territories of Canada, as applicable. “Preferred Stock,” as applied to the Capital Stock of any corporation, shall mean Capital Stock of any class or classes (however designated) that is preferred as to the payment of dividends upon liquidation, dissolution or winding up. “Prime Rate” shall mean the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective. “Pro Forma Basis” shall mean, as to any Person, for any events as described below that occur subsequent to the commencement of a period, such calculation as will give pro forma effect to such events as if such events occurred on the first day of such period (the “Reference Period”): (a) the Transactions, any Asset Sale, any asset acquisition or Investment (or series of related Investments) permitted under this Credit Agreement, in each case, in excess of $15,000,000, any merger, amalgamation, consolidation (or any similar transaction or transactions) and any dividend, distribution or other similar payment, (b) any operational changes or restructurings of the business of the Parent or any of its Restricted Subsidiaries that the Parent or any of its Restricted Subsidiaries has determined to make and/or made during or subsequent to the Reference Period (including in connection with an Asset Sale or asset acquisition described in clause (a) above) and which are expected to have a continuing impact and are factually supportable, which would include cost savings resulting from head count reduction, closure of facilities and other operational changes and other cost savings in connection therewith, (c) the designation of any Subsidiary as an Unrestricted Subsidiary or of any Unrestricted Subsidiary as a Subsidiary, (d) any incurrence, repayment, repurchase or redemption of Indebtedness (or any issuance, repurchase or redemption of Disqualified Stock or preferred stock), other than fluctuations in revolving borrowings in the ordinary course of business (and not resulting from a transaction as described in clause (a) above); and (e) any other event, in each case that by the terms of the Fundamental Documents requires a test, financial ratio or covenant to be calculated on a “Pro Forma Basis”. Pro forma calculations made pursuant to this definition shall be determined in good faith by the Parent and shall be made without duplication of amounts already included pursuant to the definition of “Adjusted EBITDA”. Any such pro forma calculation may include expense adjustments (excluding, for the avoidance of doubt, revenue adjustments) appropriate, in the reasonable good faith determination of the

51 Parent to reflect operating expense reductions, other operating improvements, synergies or such operational changes or restructurings described in clause (b) of the immediately preceding paragraph reasonably expected to result from the applicable pro forma event in the 24 month period following the consummation of such pro forma event; provided that the aggregate amount of such adjustments described in clause (b) of the immediately preceding paragraph that do not relate to or arise from the Transactions shall not, when aggregated with the amount of any increase to Adjusted EBITDA pursuant to clause (5) thereof for such Reference Period, exceed 20% of Adjusted EBITDA for such Reference Period. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date on which the relevant calculation is being made had been the applicable rate for the entire period (taking into account any hedging obligations applicable to such Indebtedness if such hedging obligation has a remaining term in excess of 12 months). Interest on a Finance Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by the Parent to be the rate of interest implicit in such Finance Lease Obligation in accordance with GAAP. For purposes of making the computation referred to above, interest on any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period, except to the extent the outstanding borrowings thereunder are reasonably expected to increase as a result of any transactions described in clause (a) of the first paragraph of this definition of “Pro Forma Basis” which occurred during the respective period or thereafter and on or prior to the date of determination. Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rate, shall be deemed to have been based upon the rate actually chosen, or, if none, then based upon such applicable optional rate as the Parent may designate. In the event that any financial ratio is being calculated for purposes of determining whether Indebtedness or any Lien relating thereto may be incurred, the Parent may elect, pursuant to an Officer’s Certificate thereof delivered to the Administrative Agent, to treat all or any portion of the commitment relating thereto as being incurred at the time of such commitment (such election to be consistently applied for all purposes under this Credit Agreement), in which case Indebtedness in an amount equal to such commitment shall be deemed to be outstanding for all financial calculations until such commitment is terminated, but any subsequent incurrence of Indebtedness under such commitment shall not be deemed, for purposes of this calculation, to be an incurrence at such subsequent time. “Programming Notes” shall mean certain notes issued from time to time pursuant to any production payment extension agreement, payment services agreement or any similar such agreement by the Parent and its Restricted Subsidiaries as evidence of advances by one or more financers to or one or more of its direct or indirect subsidiaries to support payment obligations related to the production or purchase of television series, films and media and related rights as set forth therein. “Product” shall mean any motion picture, live event, film, music or video tape or other audio-visual work or episode thereof produced for theatrical, non-theatrical or television release or for exploitation in any other medium (including, without limitation, interactive media, multi-channel and digital platforms, stage plays, museum tours, theme parks or other location-based entertainment), in each case whether recorded on film, videotape, cassette, cartridge, disc or on or by any other means, method, process or device whether now known or hereafter devised, with respect to which the Parent or any of its Restricted Subsidiaries (1) is the copyright owner or (2) acquires an equity interest or distribution or sales agency rights. The term “item of Product” shall include, without limitation, the scenario, screenplay or script upon which such item of Product is based, all of the properties thereof, tangible and intangible, and whether now in existence or hereafter to be made or produced, whether or not in possession of the Parent and the Restricted Subsidiaries, and all rights therein and thereto, of every kind and character.

52 “Product License Agreements” shall mean any license agreement entered into by the Parent or any Restricted Subsidiary with a producer, supplier or owner (including, for the avoidance of doubt, any Restricted Subsidiary, Unrestricted Subsidiary or third party) of Product intended, without limitation, for exhibition on (or to otherwise be made available to consumers for viewing on) one or more programming services owned, controlled or programmed by Parent or any Restricted Subsidiary. “Product License Fee Obligation” shall mean an obligation on the part of the Parent or any Restricted Subsidiary to pay a certain sum of money in order to obtain a license for the exhibition and other exploitation of any item of Product, regardless of whether such payment is due upon the delivery of such item of Product to the Parent or any Restricted Subsidiary or at any time prior thereto. “Production Account” shall mean any demand deposit account established by a Credit Party at a commercial bank for the sole purpose of paying the production costs of a particular item of Product in the ordinary course of business. “Program Acquisition Guarantees” shall mean any commitment of the Parent or any Restricted Subsidiary to a producer or owner (including, for the avoidance of doubt, any Restricted Subsidiary, Unrestricted Subsidiary or third party) of Product in conjunction with the acquisition of Product, distribution rights or sales agency rights in Product by the Parent or such Restricted Subsidiary to the effect that (1) the gross revenues to be generated in the future from the exploitation of such Product or the net revenues to be received by such producer or owner from the exploitation of such Product are reasonably anticipated by the Parent to equal or exceed an amount specified in the acquisition agreement related to such Product or (2) otherwise requires payment by the Parent or such Restricted Subsidiary of a minimum amount specified in the acquisition agreement related to such Product regardless of actual performance of such Product. “PTE” shall mean a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “QFC” shall have the meaning given to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” shall have the meaning given to such term in Section 11.23. “Qualified Plan” shall mean a Pension Plan that is intended to be tax-qualified under Section 401(a) of the Code. “Qualified Receivables Financing” shall mean any Receivables Financing that meets the following conditions: (1) the Parent shall have determined in good faith that such Qualified Receivables Financing (including financing terms, covenants, termination events and other provisions) is in the aggregate economically fair and reasonable to the Parent or the applicable Subsidiary, as the case may be; (2) all sales of Receivables Financing Assets and related assets by the Parent or the applicable Subsidiary (other than a Receivables Subsidiary) either to the applicable Receivables Subsidiary or directly to the applicable third-party financing providers (as the case may be) are made at Fair Market Value (as determined in good faith by the Parent); and

53 (3) the financing terms, covenants, termination events and other provisions thereof shall be market terms (as determined in good faith by the Parent) and may include Standard Undertakings. “Ratio-Based Incremental Amount” shall have the meaning given to such term in Section 2.13(b). “Receivables Financing” shall mean any transaction or series of transactions that may be entered into by the Parent or any of its Subsidiaries pursuant to which the Parent or any of its Subsidiaries may sell, assign, convey or otherwise transfer to any other Person, or may grant a security interest in, any Receivables Financing Assets (whether now existing or arising in the future) of the Parent or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such Receivables Financing Assets, all contracts and all guarantees or other obligations in respect of such Receivables Financing Assets, proceeds of such Receivables Financing Assets and other assets which are customarily sold, assigned, conveyed, or transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions or factoring transactions involving Receivables Financing Assets and any Hedging Obligations entered into by the Parent or any such Subsidiary in connection with such Receivables Financing Assets. “Receivables Financing Assets” shall mean any of the following assets (or interests therein) from time to time originated, acquired or otherwise owned by the Parent or any Restricted Subsidiary or in which the Parent or any Restricted Subsidiary has any rights or interests, in each case, without regard to where such assets or interest are located: (1) receivables, payment obligations, installment contracts, and similar rights, whether currently existing or arising or estimated to arise in the future, and whether in the form of accounts, chattel paper, general intangibles, instruments or otherwise (including any drafts, bills of exchange or similar notes and instruments), (2) royalty and other similar payments made related to the use of trade names and other intellectual property, business support, training and other services, including without limitation licensing fees, lease payments and similar revenue streams relating to Product, (3) revenues related to distribution and merchandising of the products of the Parent and its Restricted Subsidiaries, (4) intellectual property relating to the generation of any of the foregoing types of assets, and (5) any other assets and property to the extent customarily included in securitization transactions or factoring transactions of the relevant type in the applicable jurisdictions (as determined by the Parent in good faith). “Receivables Financing Fees” shall mean distributions or payments made directly or by means of discounts with respect to any participation interests issued or sold in connection with, and all other fees paid to a Person that is not a Restricted Subsidiary in connection with, any Receivables Financing. “Receivables Financing Repurchase Obligation” shall mean any obligation of a seller of Receivables Financing Assets in a Qualified Receivables Financing to repurchase Receivables Financing Assets arising as a result of a breach of a representation, warranty or covenant or otherwise, including as a result of a Receivables Financing Asset or portion thereof becoming subject to any asserted defense,

54 dispute, dilution, off-set or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to the seller. “Receivables Subsidiary” shall mean a Restricted Subsidiary that is a Wholly-Owned Subsidiary (or another Person formed for the purposes of engaging in Qualified Receivables Financing with the Parent or any of its Subsidiaries in which the Parent or any of its Subsidiaries makes an Investment and to which the Parent or any of its Subsidiaries transfers Receivables Financing Assets and related assets) which engages in no activities other than in connection with the financing of Receivables Financing Assets of the Parent and its Subsidiaries, all proceeds thereof and all rights (contractual or other), collateral and other assets relating thereto, and any business or activities incidental or related to such business and: (1) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (A) is guaranteed by the Parent or any other Restricted Subsidiary (excluding guarantees of obligations (other than the principal of and interest on, Indebtedness) pursuant to Standard Undertakings), (B) is recourse to or obligates the Parent or any other Restricted Subsidiary in any way other than pursuant to Standard Undertakings, or (C) subjects any property or asset of the Parent or any other Restricted Subsidiary, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Undertakings; (2) with which neither the Parent nor any Restricted Subsidiary has any material contract, agreement, arrangement or understanding other than on terms which the Parent reasonably believes to be no less favorable to the Parent or such Restricted Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of the Parent (other than pursuant to Standard Undertakings); and (3) to which neither the Parent nor any Restricted Subsidiary has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results (other than pursuant to Standard Undertakings). “Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is Term SOFR, 5:00 a.m. (Chicago time) on the day that is two U.S. Government Securities Business Days preceding the date of such setting or (2) if such Benchmark is not Term SOFR, the time determined by the Administrative Agent in its reasonable discretion. “Refinancing Amendment” shall have the meaning given to such term in Section 2.15(e). “Refinancing Effective Date” shall have the meaning given to such term in Section 2.15(a). “Refinancing Indebtedness” shall mean Indebtedness that is Incurred in exchange for, or to refund, refinance, replace, exchange, renew, repay or extend (including pursuant to any defeasance or discharge mechanism) (collectively, to “refinance,” “refinances” and “refinanced” each having a correlative meaning) any Indebtedness being refinanced (or previous refinancing thereof), provided, however, that: (1) the Refinancing Indebtedness has a Stated Maturity no earlier than the earlier of (a) the Stated Maturity of the Indebtedness being refinanced or (b) 91 days later than the latest Maturity Date; (2) the Refinancing Indebtedness has an Average Life at the time such Refinancing Indebtedness is Incurred that is equal to or greater than the lesser of (a) the remaining Average Life of the Indebtedness being refinanced or (b) 91 days after the remaining Average Life of the Class or tranche of Term Loans then outstanding with the greatest remaining Average Life;

55 (3) such Refinancing Indebtedness is Incurred in an aggregate principal amount (or if issued with original issue discount, an aggregate issue price) that is equal to or less than the sum of the aggregate principal amount (or if issued with original issue discount, the aggregate accreted value) then outstanding of the Indebtedness being refinanced (plus, without duplication, interest or premiums required by the instruments governing such existing Indebtedness, any tender premiums with respect thereto, and fees and expenses Incurred in connection therewith); (4) if the Indebtedness being refinanced is subordinated in right of payment to the Loans or the Guarantees under Article 9, such Refinancing Indebtedness is subordinated in right of payment to the Loans or the Guarantees under Article 9 on terms in the aggregate not materially less favorable to the Lenders than those contained in the documentation governing the Indebtedness being refinanced (as determined by the Parent in good faith); and (5) Refinancing Indebtedness shall not include Indebtedness of a Non-Guarantor Subsidiary that refinances Indebtedness of the Borrower or a Guarantor. “Refinancing Notes” shall mean one or more series of secured or unsecured notes issued by a Credit Party (which, if secured, are secured (x) on a pari passu basis with the Facilities or (y) on a junior basis to the Facilities) in each case issued to refinance outstanding Indebtedness of the Borrower under any one or more Classes or tranches of Term Loans; provided that: (a) if such Refinancing Notes shall be secured by a security interest in the Collateral, then such Refinancing Notes shall be issued subject to an Intercreditor Agreement; (b) no Refinancing Notes shall mature prior to the Final Maturity Date, or have an Average Life that is less than the Average Life of the Class or tranche of Term Loans being refinanced; (c) no Refinancing Notes shall be subject to any amortization prior to the final maturity thereof, or be subject to any mandatory redemption or prepayment provisions or rights (except customary assets sale or change of control or “AHYDO” provisions); (d) such Refinancing Notes shall have pricing (including interest, fees and premiums), optional prepayment and redemption terms as may be agreed to by the Borrower and the lenders party thereto; (e) the other terms and conditions (excluding those referenced in clauses (b) and (d) above) of such Refinancing Notes shall be substantially identical to, or (taken as a whole) no less favorable (as reasonably determined by the Borrower) to the Borrower than, those applicable to the Term Loans being refinanced or replaced (except for covenants or other provisions applicable only to periods after the latest Maturity Date of the relevant Term Loans existing at the time of such refinancing or replacement); (f) the Refinancing Notes may not have guarantors, obligors or security in any case more extensive, or pursuant to security documentation that is more restrictive to the Credit Parties, than that which applied to the applicable Term Loans being so refinanced and the borrower of the Refinancing Notes shall be the Borrower with respect to the Indebtedness being refinanced; and (g) the Net Cash Proceeds of such Refinancing Notes shall be applied, substantially concurrently with the incurrence thereof, to the pro rata prepayment of outstanding Term Loans

56 under the applicable Class or tranche of Term Loans being so refinanced in accordance with Section 2.8(c). “Refinancing Term Loans” shall have the meaning given to such term in Section 2.15(a). “Register” shall have the meaning given such term in Section 11.3(c). “Regulation D” shall mean Regulation D of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Regulation S-X” shall mean Regulation S-X (and the interpretations of the SEC) under the Securities Act. “Regulations T, U and X” shall mean such regulation of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Regulatory Authority” shall have the meaning given to such term in Section 11.19. “Reimbursement Obligations” shall have the meaning given to such term in Section 2.3(c). “Reinvested Deferred Amount” shall have the meaning given to such term in Section 2.8(c). “Rejecting Lender” shall have the meaning given to such term in Section 2.8(c)(v). “Related Business” shall mean the (1) development, production, distribution, acquisition or disposition of films, live events, television, interactive media, music and video product or any other audio visual work and/or rights therein or thereto, (2) acquisition and operation of television channels and internet or digital distribution platforms and provision of technical support and distribution services to third party channels and platforms and (3) any business which is related, ancillary or complementary to any of the foregoing activities, including, without limitation, the provision of advertising video on demand or related services. “Related Parties” shall mean, with respect to any Person, such Person’s affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s affiliates. “Relevant Governmental Body” shall mean the Federal Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto. “Relevant Rate” shall mean with respect to any Term Benchmark Borrowing, Adjusted Term SOFR. “Relevant Taxing Jurisdiction” shall have the meaning given to such term in the definition of “Excluded Taxes”. “Replacement Revolving Credit Commitments” shall have the meaning given to such term in Section 2.15(c). “Replacement Revolving Credit Facility Effective Date” shall have the meaning given to such term in Section 2.15(c).

57 “Replacement Revolving Facility” shall have the meaning given to such term in Section 2.15(c). “Required Lenders” shall mean, as of the date of determination thereof, Lenders whose outstanding Loans and interests in Letters of Credit and Unused Revolving Credit Commitments constitute more than 50% of the sum of the total outstanding Loans, interests in Letters of Credit and Unused Revolving Credit Commitments; provided that the Revolving Credit Commitment of, and the portion of the outstanding Loans, interests in Letters of Credit and Unused Revolving Credit Commitments held or deemed held by, any Defaulting Lender (so long as such Lender is a Defaulting Lender) or the Parent or any of the Parent’s Affiliates shall be excluded for purposes of making a determination of Required Lenders. “Required RC Lenders” means, at any time, Lenders having Revolving Exposures and Unused Revolving Credit Commitments representing more than 50% of the sum of the total Revolving Exposures and Unused Revolving Credit Commitments at such time; provided that the Revolving Exposures and Unused Revolving Credit Commitments held or deemed held by any Defaulting Lender (so long as such Lender is a Defaulting Lender) or the Parent or any of the Parent’s Affiliates shall be excluded for purposes of making a determination of Required RC Lenders. “Resignation Effective Date” shall have the meaning given to such term in Section 10.10. “Resolution Authority” shall mean an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” shall mean, when used with respect to the Administrative Agent, any officer within the corporate trust department of the Administrative Agent having direct responsibility for the administration of this Credit Agreement, or any other officer to whom any corporate trust matter is referred because of such officer’s knowledge of and familiarity with the particular subject. “Restricted Asset Sale Amount” shall have the meaning given to such term in Section 2.8(c)(iv). “Restricted Investment” shall mean any Investment other than a Permitted Investment. “Restricted Payment” shall have the meaning given to such term in Section 7.2(a). “Restricted Subsidiary” shall mean any Subsidiary of the Parent other than an Unrestricted Subsidiary. “Revolver Percentage” shall mean, for each Revolving Lender, the percentage of the aggregate Revolving Credit Commitments represented by such Revolving Lender’s Revolving Credit Commitment or, if the Revolving Credit Commitments have been terminated, the percentage held by such Revolving Lender (including through participation interests in Reimbursement Obligations) of the aggregate principal amount of all Revolving Loans and L/C Obligations then outstanding. “Revolving Credit Commitment” shall mean, as to any Revolving Lender, the obligation of such Revolving Lender to make Revolving Loans and to participate in Letters of Credit issued for the account of the Borrower hereunder in an aggregate principal or face amount at any one time outstanding not to exceed the amount set forth opposite such Revolving Lender’s name on Schedule 1.1 attached hereto and made part hereof plus the amount set forth under the heading “2026 Incremental Revolving Commitments” opposite such Lender’s name on Schedule 1 to Amendment No. 1, as the same may be reduced, increased or otherwise modified at any time or from time to time pursuant to the terms hereof. The

58 Borrower and the Revolving Lenders acknowledge and agree that the Revolving Credit Commitments of the Revolving Lenders aggregated to $150,000,000 on the Closing Date; provided that no greater $50,000,000 of Revolving Credit Commitments shall bewas available to be drawn on the Closing Date to fund the Transactions. The Revolving Credit Commitments of the Revolving Lenders aggregate to $183,000,000 on the Amendment No. 1 Effective Date. “Revolving Credit Commitment Increase” shall have the meaning given to such term in Section 2.13(a). “Revolving Credit Termination Date” shall mean the earlier to occur of (a) May 7, 2030 (the “Scheduled Revolving Credit Termination Date”), (b) the Springing Maturity Date and (c) such earlier date on which the Revolving Credit Commitments are terminated in whole pursuant to Section 2.10, Section 8.2 or Section 8.3 hereof. “Revolving Exposure” shall mean, with respect to any Revolving Lender as of any date of determination, (i) prior to the termination of the Revolving Credit Commitments, that Revolving Lender’s Revolving Credit Commitment; and (ii) after the termination of the Revolving Credit Commitments, the sum of (a) the aggregate outstanding principal amount of the Revolving Loans of that Revolving Lender, (b) in the case of a Revolving Lender that is an Issuing Bank, the aggregate L/C Exposure in respect of all Letters of Credit issued by that Revolving Lender (net of any participations by Lenders in such Letters of Credit) and (c) the aggregate amount of all participations by that Revolving Lender in outstanding Letters of Credit or any unreimbursed drawing under any Letter of Credit. “Revolving Facility” shall mean the facility for making Revolving Loans and issuing Letters of Credit described in Section 2.2 and Section 2.3. “Revolving Lender” shall mean each Lender (including each 2026 Incremental Revolving Lender) that has a Revolving Credit Commitment or that holds Revolving Loans. “Revolving Loans” shall have the meaning given to such term in Section 2.2. “Revolving Note” shall have the meaning given to such term in Section 2.11(d). “S&P” shall mean Standard & Poor’s Financial Services, LLC and any successor-in- interest thereto. “Sale/Leaseback Transaction” shall mean an arrangement relating to property now owned or hereafter acquired whereby the Parent or a Restricted Subsidiary transfers such property to a Person (other than the Parent or any of its Restricted Subsidiaries) and the Parent or a Restricted Subsidiary leases it from such Person. “Sanctioned Country” shall have the meaning given to such term in Section 4.22(c). “Sanctions” shall mean economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the United States government, including U.S. Department of the Treasury, the U.S. Department of State, and the U.S. Department of Commerce, or (b) the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom or the government of Canada. “Sanctions Authorities” shall have the meaning given to such term in Section 4.22(a).

59 “Scheduled Revolving Credit Termination Date” shall have the meaning given to such term in the definition of “Revolving Credit Termination Date”. “Scheduled Term Termination Date” shall have the meaning given to such term in the definition of “Term Termination Date”. “SEC” shall mean the U.S. Securities and Exchange Commission. “Secured Funded Indebtedness” shall mean Consolidated Debt of the Parent and its Restricted Subsidiaries that is secured by a Lien on any asset of the Parent or any Restricted Subsidiary (excluding (i) Liens that are junior in priority to the Liens securing the Loans and the Guarantees under Article 9 and (ii) Permitted Liens other than (a) Permitted Liens incurred pursuant to clauses (1), (10), (13), (15), (25) or (38) of the definition thereof (to the extent any such Lien is not, pursuant to an Intercreditor Agreement, subordinated to the Liens securing the Obligations) and (b) Permitted Liens with respect to any permitted Refinancing Indebtedness or Refinancing Notes with respect to Indebtedness secured by Liens described in clause (a) (to the extent any such Lien is not, pursuant to an Intercreditor Agreement, subordinated in right of payment to the Obligation)). “Secured Parties” shall have the meaning given to such term in any Pledge and Security Agreement. “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder. “Senior Notes” means the 5.500% Senior Notes due 2029 of the Borrower in an aggregate principal amount outstanding as of the Closing Date of $325,123,000 pursuant to the Senior Notes Indenture. “Senior Notes Indenture” shall mean the Indenture, dated as of April 1, 2021 (as amended, restated, supplemented or otherwise modified from time to time prior to the Closing Date), between Lions Gate Capital Holdings LLC, as issuer, Deutsche Bank Trust Company Americas, as trustee, and the other parties thereto, under which the Senior Notes were issued. “Senior Notes Maturity Date” shall have the meaning given to such term in the definition of “Springing Maturity Date”. “Separation Transaction” shall mean the separation of the Lionsgate Studios Corp. business of Lions Gate Entertainment Corp., on the one hand, and the Parent and its Subsidiaries, on the other hand, as described in the joint proxy statement/prospectus dated March 14, 2025 (the “Joint Proxy Statement/Prospectus”) and which forms a part of the registration statement on Form S-4, filed with the SEC on March 14, 2025. “Significant Subsidiary” shall mean any Restricted Subsidiary that would be a “Significant Subsidiary” of the Parent within the meaning of Rule 1-02 under Regulation S-X promulgated by the SEC. “SOFR” shall mean a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” shall mean the NYFRB (or a successor administrator of the secured overnight financing rate).

60 “Solvency Certificate” shall mean the Solvency Certificate delivered pursuant to Section 5.1(f), substantially in the form of Exhibit C to this Credit Agreement. “Special Purpose Producer” shall mean a special purpose corporation or limited liability company formed solely for the purpose of producing Product or any audio-visual product or live or location- based entertainment which, in each case, will be purchased or distributed in whole or in part by the Parent or any of its Restricted Subsidiaries. “Specified Acquisition” shall mean any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any line of business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person (other than a Person that is a Restricted Subsidiary), but, at the Parent’s option, including acquisitions of Capital Stock increasing the ownership of the Parent or a Subsidiary in an existing Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is already a Restricted Subsidiary); provided that the Parent or a Restricted Subsidiary is the surviving entity or the surviving entity becomes a Restricted Subsidiary. “Specified Cash Management Agreement” shall mean any agreement providing for treasury, depositary, purchasing card or cash management services, including in connection with any automated clearing house transfers of funds or any similar transactions owing by any Credit Party to an Eligible Specified Agreement Counterparty; provided that Parent may in its sole discretion designate, by delivering a written designation by the Parent and such Eligible Specified Agreement Counterparty to the Administrative Agent, any agreement(s) up to an amount, when taken together with all Non-Credit Party Specified Swap Agreements, not to exceed $50,000,000 in the aggregate, by a Restricted Subsidiary which is not a Credit Party which would constitute a “Specified Cash Management Agreement” if such Subsidiary were a Credit Party as (a) constituting a Specified Cash Management Agreement or (b) only partially constituting a Specified Cash Management Agreement) (any agreement providing for treasury, depositary, purchasing card or cash management services designated pursuant to this proviso as a “Specified Cash Management Agreement”, a “Non-Credit Party Specified Cash Management Agreement”). “Specified Equity Contribution” shall have the meaning given to such term in Section 8.6. “Specified Swap Agreement” shall mean any Interest Rate Agreement or Currency Agreement owing by any Credit Party to an Eligible Specified Agreement Counterparty; provided that the Parent may in its sole discretion designate, by delivering a written designation by the Parent and such Eligible Specified Agreement Counterparty to the Administrative Agent, any agreement(s) up to an amount not to exceed, when taken together with all Non-Credit Party Specified Cash Management Agreements, $50,000,000 in the aggregate, by a Restricted Subsidiary which is not a Credit Party which would constitute a “Specified Swap Agreement” if such Subsidiary were a Credit Party as (a) constituting a Specified Swap Agreement or (b) only partially constituting a Specified Swap Agreement) (any Interest Rate Agreement or Currency Agreement designated pursuant to this proviso as a “Specified Swap Agreement”, a “Non-Credit Party Specified Swap Agreement”). Notwithstanding the foregoing, for all purposes of the Fundamental Documents, any Guarantee of, or grant of any Lien to secure, any obligations in respect of a Specified Swap Agreement by a Guarantor shall not include any Excluded Swap Obligations with respect to such Guarantors. “Springing Maturity Date” shall mean, in the event that any Senior Notes are outstanding, and such Senior Notes have a maturity date (the “Senior Notes Maturity Date”) that is scheduled to occur prior to the date that is 120 days after the Scheduled Revolving Credit Termination Date or Scheduled Term Termination Date, the date that is 135 days prior to the Senior Notes Maturity Date.

61 “Standard Undertakings” shall mean representations, warranties, covenants, indemnities, reimbursement obligations, performance undertakings, guarantees of performance, and similar customary payment obligations entered into by the Parent or any of its Subsidiaries, whether joint and several or otherwise, which the Parent has determined in good faith to be customary in a Receivables Financing including, without limitation, those relating to the servicing of the assets of a Receivables Subsidiary, it being understood that any Receivables Financing Repurchase Obligation shall be deemed to be a Standard Undertaking. “Stated Maturity” shall mean, with respect to any security, the date specified in the agreement governing or certificate relating to such Indebtedness as the fixed date on which the final payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision, but shall not include any contingent obligations to repay, redeem or repurchase any such principal prior to the date originally scheduled for the payment thereof. “Statutory Plan” means any statutory benefit plan which any Credit Party is required to participate in, contribute to, or comply with, pursuant to statute, including the Canada Pension Plan, Québec Pension Plan, Employment Insurance Program, Québec Parental Insurance Plan, and any other similar plans or programs administered pursuant to applicable health tax, workplace safety insurance, workers’ compensation or unemployment insurance legislation. “Submitting Party” shall have the meaning given to such term in Section 11.14. “Subordinated Obligation” shall mean any Indebtedness of the Borrower or any Guarantor (whether outstanding on the Closing Date or thereafter Incurred) that is subordinated or junior in right of payment to the Loans and the Guarantees under Article 9 pursuant to a written agreement. For the avoidance of doubt, such determination will be made without reference to the presence or absence of security in respect of any such Indebtedness. “Subsidiary” of any Person shall mean (x) (1) any corporation, association or other business entity (other than a partnership, joint venture, limited liability company, unlimited liability company or similar entity) of which more than 50% of the total ordinary voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof (or Persons performing similar functions) or (2) any partnership, joint venture, limited liability company, unlimited liability company or similar entity of which more than 50% of the capital accounts, distribution rights, total equity and voting interests or general or limited partnership interests, as applicable, is, in the case of clauses (1) and (2), at the time owned or controlled, directly or indirectly, by (a) such Person, (b) such Person and one or more Subsidiaries of such Person or (c) one or more Subsidiaries of such Person, and (y) any corporation, association or other business entity (including any partnership, joint venture, limited liability company, unlimited liability company or similar entity) (1) as to which such Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies thereof, whether through the ownership of voting securities, by contract or otherwise and (2) which is consolidated with such Person pursuant to GAAP. Unless otherwise specified herein, each reference to a Subsidiary will refer to a Subsidiary of the Parent. “Successor Guarantor” shall have the meaning given to such term in Section 7.6(c). “Successor Person” shall have the meaning given to such term in Section 7.6(a). “Supported QFC” shall have the meaning given to such term in Section 11.23.

62 “Term Benchmark” when used in reference to any Loan or Borrowing, shall refer to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to Adjusted Term SOFR. “Term Commitment Increase” shall have the meaning given to such term in Section 2.13(a). “Term Facility” shall mean the credit facility for the Term Loans described in Section 2.1(a)Initial Term Facility, the 2026 Incremental Term Facility and any other Incremental Term Facility, as the context requires. “Termination Date” shall mean the date on which (a) all Revolving Credit Commitments shall have been terminated, (b) the principal of and interest on each Loan, all fees and all other expenses or amounts payable under any Fundamental Document shall have been paid in full in cash (other than in respect of contingent indemnification and expense reimbursement claims not then due), and (c) all Letters of Credit (other than those subject to an L/C Backstop) have been cancelled or have expired and all amounts drawn or paid thereunder have been reimbursed in full in cash. “Term Lender” shall mean each Lender that holds all or a portion of theany Term Facility. “Term Loan” shall have the meaning given to such term in Section 2.1(athe collective reference to the Initial Term Loans and any Incremental Term Loans (including the 2026 Incremental Term Loans). “Term Loan Commitment” shall mean, as to any Lender, the obligation of such Lender to make Term Loans on the Closing Date pursuant to Section 2.1(a) hereof, in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 1.1 attached hereto and made a part hereof, as the same may be reduced pursuant to Section 2.10. The Borrower and the Term Lenders acknowledge and agree that the Term Loan Commitments of the Term Lenders aggregate $300,000,000 as of the Closing Date. “Term Loan Percentage” shall mean, for any Term Lender, the percentage held by such Term Lender of the aggregate principal amount of all Term Loans then outstanding. “Term Note” shall have the meaning given to such term in Section 2.11(d). “Term SOFR” shall mean, with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator.; provided that solely with respect to any Term Benchmark Borrowing of 2026 Incremental Term Loans on the Amendment No. 1 Effective Date and for the tenor comparable to the applicable Interest Period for existing Initial Term Loans, the Term SOFR Reference Rate applicable to such Initial Term Loans as of such date. “Term SOFR Determination Day” shall have the meaning assigned to it under the definition of Term SOFR Reference Rate. “Term SOFR Reference Rate” shall mean, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term

63 SOFR Administrator and identified by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 pm (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and the Benchmark Replacement Date with respect to Term SOFR has not occurred, then, so long as such day is otherwise a U.S. Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such Term SOFR Determination Day. “Term Termination Date” shall mean the earlier of (a) May 7, 2030 (the “Scheduled Term Termination Date”) and (b) the Springing Maturity Date. “Test Period” shall mean, on any date of determination, the period of four consecutive fiscal quarters of the Parent most recently ended for which financial statements of the Parent have been (or were required to be) delivered by Section 6.1(a) or 6.1(b) of this Credit Agreement. “Title IV Plan” shall mean a Pension Plan (other than a Multiemployer Plan) that is covered by Title IV of ERISA or Section 412 of the Code that is maintained or contributed to by any Credit Party, or any ERISA Affiliate, or with respect to which any Credit Party could otherwise have any liability. “Total Assets” shall mean the total assets of the Parent and its Restricted Subsidiaries on a consolidated basis, as shown on the most recent balance sheet of the Parent. “Trademark Security Agreement” shall have the meaning given to such term in any Pledge and Security Agreement. “Trademark Security Agreement Supplement” shall have the meaning given to such term in any Pledge and Security Agreement. “Transaction Expenses” shall mean any fees, costs or expenses incurred or paid by the Parent or its Restricted Subsidiaries in connection with the Transactions. “Transactions” shall mean, collectively, (a) the transactions contemplated by this Credit Agreement and the other Fundamental Documents and the borrowing of Loans hereunder, (b) the Separation Transaction, (c) the consummation of the Closing Date Refinancing and (d) the payment of Transaction Expenses. “Type”, when used in reference to any Loan or Borrowing, shall refer to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to Adjusted Term SOFR or the Base Rate. “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York on the date of execution of this Credit Agreement. “UK Financial Institutions” shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

64 “UK Resolution Authority” shall mean the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” shall mean the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unrestricted Cash” shall mean, as of any date, all cash and Cash Equivalents owned by the Parent or any Restricted Subsidiary which would not appear as “restricted” on a consolidated balance sheet of the Parent as of such date. For purposes of determining the ability under this Credit Agreement to Incur any Incremental Facility, Incremental Equivalent Debt and any other Indebtedness permitted to be incurred under Section 7.1, the proceeds of any such Incurred Indebtedness shall be disregarded in determining Unrestricted Cash when calculating the Net First Lien Leverage Ratio and/or the Net Total Leverage Ratio as of such date. “Unrestricted Subsidiary” shall mean: (1) any Subsidiary of the Parent that at the time of determination shall be designated an Unrestricted Subsidiary by the Parent or the Borrower in the manner provided below; and (2) any Subsidiary of an Unrestricted Subsidiary. The Parent or Borrower may designate any Subsidiary of the Parent (other than the Borrower and each Special Purpose Producer, but including any newly acquired or newly formed Subsidiary or a Person becoming a Subsidiary through merger, amalgamation or consolidation or Investment therein) to be an Unrestricted Subsidiary only if: (1) such Subsidiary (or any of its Subsidiaries) does not own any Capital Stock of any Subsidiary which, following such designation, will remain a Restricted Subsidiary, or hold any Lien on any property of the Parent or any Subsidiary which, following such designation, will remain a Restricted Subsidiary of the Parent; (2) any Guarantee by the Parent or any Restricted Subsidiary of any Indebtedness of such Subsidiary (or any of its Subsidiaries) shall be deemed an “Incurrence” of such Indebtedness and an “Investment” by the Parent or such Restricted Subsidiary and complies with Section 7.1; (3) such designation and the Investment of the Parent in such Subsidiary complies with Section 7.2; and (4) such Subsidiary, either alone or in the aggregate with all other Unrestricted Subsidiaries, does not operate, directly or indirectly, all or substantially all of the business of the Parent and its Subsidiaries. Any such designation by the Parent or the Borrower shall be evidenced to the Administrative Agent by filing with the Administrative Agent an Officer’s Certificate giving effect to such designation and certifying that such designation complies with the foregoing conditions. An Officer of the Parent or the Borrower may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that immediately after giving effect to such designation, (X) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof and (Y) the Parent shall be in compliance with the financial ratios set forth in Section 7.9(a), (b) and (c) for the relevant fiscal quarter on a Pro Forma Basis.

65 For the avoidance of doubt, the Parent shall be permitted to designate any Subsidiary a Restricted Subsidiary or Unrestricted Subsidiary, in each case, in accordance with the terms of this Credit Agreement, notwithstanding the designation of such Subsidiary under any other agreement, provided that no Subsidiary may be designated as an Unrestricted Subsidiary or subsequently re-designated as a Restricted Subsidiary unless it is simultaneously so designated or re-designated, as applicable, under the Senior Notes (to the extent outstanding). Notwithstanding the foregoing, as of the Closing Date, the Initial Unrestricted Subsidiaries and each of their Subsidiaries shall be Unrestricted Subsidiaries. Notwithstanding anything to the contrary in this Credit Agreement: (a) no Unrestricted Subsidiary may own or exclusively license or exclusively sublicense intellectual property that is material to the operation of the business of the Parent and Restricted Subsidiaries, taken as a whole (provided, however, that neither (i) the development, or receipt from a third Person of an exclusive license or exclusive sublicense, of intellectual property by any Unrestricted Subsidiary, or the assignment of ownership of intellectual property from a third party to any Unrestricted Subsidiary, in each case, which intellectual property is not material to the operation of the business of the Parent and Restricted Subsidiaries, taken as a whole, at the time such intellectual property first comes to be owned by, or exclusively licensed or exclusively sublicensed to, such Unrestricted Subsidiary but which intellectual property subsequently becomes material to the operation of the business of the Parent and Restricted Subsidiaries, taken as a whole, nor (ii) any acquisition permitted hereunder of a Subsidiary that, as of the closing of such acquisition, owns or holds an exclusive license or exclusive sublicense to intellectual property (even if such intellectual property is material to the operation of the business of the Parent and the Restricted Subsidiaries, taken as a whole, at the time of such acquisition), shall be deemed a violation of the foregoing provided that: (A) in the case of (i), such intellectual property is assigned or exclusively licensed to Parent or a Restricted Subsidiary promptly following such intellectual property becoming material to the operation of the business of the Parent and Restricted Subsidiaries, taken as a whole; or (B) in the case of (ii), either (1) such Subsidiary becomes a Restricted Subsidiary or (2) such intellectual property is assigned or exclusively licensed to Parent or a Restricted Subsidiary if, at any point in time during the term of this Credit Agreement, the foregoing described in clause (1) or (2) is necessary to ensure that substantially all intellectual property that is material to the operation of the business of the Parent and Restricted Subsidiaries, taken as a whole, at such applicable time is owned or exclusively licensed or sublicensed by the Parent or any of the Restricted Subsidiaries; and (b) no Subsidiary may be designated as an Unrestricted Subsidiary if, at the time of such designation, such Subsidiary owns or is the exclusive licensee or the exclusive sublicensee of any intellectual property that is material to the operation of the business of the Parent and the Restricted Subsidiaries, taken as a whole. “Unused Revolving Credit Commitments” shall mean, at any time, the difference between the Revolving Credit Commitments then in effect and the aggregate outstanding principal amount of Revolving Loans and L/C Obligations. “USA Patriot Act” shall mean the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) as amended, and the rules and regulations thereunder and any successors thereto. “U.S. Government Securities Business Day” shall mean any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means (i) for purposes of Sections 4.24 and 7.10 hereof, any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction

66 within the United States, including any foreign branch of any such entity, or any person in the United States and (ii) for all other purposes, a “United States person” within the meaning of Section 7701(a)(30) of the Code. “U.S. Pledge and Security Agreement” shall mean the Pledge and Security Agreement, dated as of the Closing Date (as amended, restated, supplemented or otherwise modified from time to time), among the Credit Parties party thereto and the Administrative Agent. “U.S. Special Resolution Regime” shall have the meaning given to such term in Section 11.23. “U.S. Subsidiary” shall mean any Subsidiary organized under the laws of the United States of America or any state thereof or the District of Columbia. “Voting Stock” of a Person shall mean all classes of Capital Stock of such Person then outstanding and normally entitled to vote in the election of directors, managers or trustees, as applicable, of such Person. “Wholly-Owned Subsidiary” shall mean a Restricted Subsidiary, all of the Capital Stock of which (other than directors’ qualifying shares) is owned by the Parent or another Wholly-Owned Subsidiary and including, for purposes of Section 6.13 and clause (b) of the definition of “Excluded Subsidiary”, a Restricted Subsidiary all of the Capital Stock of which (other than directors’ qualifying shares) is owned, directly or indirectly, by the Borrower. “Withdrawal Liability” shall mean any liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are used in sections 4203 and 4205, respectively, of ERISA. “Write-Down and Conversion Powers” shall mean, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. (b) Interpretation. For the purposes hereof unless the context otherwise requires, all Section references herein shall be deemed to correspond with Sections herein, the above terms shall have the meanings indicated, all accounting terms not otherwise defined herein shall have the respective meanings accorded to them under GAAP and all terms defined in the UCC and not otherwise defined herein shall have the respective meanings accorded to them therein. For purposes hereof, all references herein to “the date hereof” shall mean May 6, 2025. Wherever herein any determination may be made for all purposes of this Credit Agreement by the Borrower or an Officer thereof, such determination may also be made, for purposes of this Credit Agreement, by the Parent or an Officer thereof; and wherever any determination may be made for purposes of this Credit Agreement by the Parent or an Officer thereof, such determination may also be made, for all purposes of this Credit Agreement, by the Borrower or an Officer thereof.

67 (c) Québec Matters. For purposes of any assets, liabilities or entities located in the Province of Québec and for all other purposes pursuant to which the interpretation or construction of this Credit Agreement, any other Fundamental Document or any other credit documentation may be subject to the laws of the Province of Québec or a court or tribunal exercising jurisdiction in the Province of Québec, (a) “personal property” shall include “movable property”, (b) “real property” or “real estate” shall include “immovable property”, (c) “tangible property” shall include “corporeal property”, (d) “intangible property” shall include “incorporeal property”, (e) “security interest”, “mortgage” and “lien” shall include a “hypothec”, “right of retention”, “prior claim”, “reservation of ownership” and a resolutory clause, (f) all references to “perfection” of or “perfected” liens or security interest shall include a reference to an “opposable” or “set up” hypothec as against third parties, (g) any “right of offset”, “right of setoff” or similar expression shall include a “right of compensation”, (h) “goods” shall include “corporeal movable property” other than chattel paper, documents of title, instruments, money and securities, (i) an “agent” shall include a “mandatary”, (j) “construction liens” or “mechanics, materialmen, repairmen, construction contractors or other like Liens” shall include “legal hypothecs” and “legal hypothecs in favour of persons having taken part in the construction or renovation of an immovable”, (k) “joint and several” shall include “solidary”, (l) “gross negligence or willful misconduct” shall be deemed to be “intentional or gross fault”, (m) “beneficial ownership” shall include “ownership on behalf of another as mandatary”, (n) “easement” shall include “servitude”, (o) “priority” shall include “rank” or “prior claim”, as applicable (p) “survey” shall include “certificate of location and plan”, (q) “state” shall include “province”, (r) “fee simple title” shall include “absolute ownership” and “ownership” (including ownership under a right of superficies), (s) “accounts” shall include “claims”, (t) “legal title” shall be including “holding title on behalf of an owner as mandatary or prête-nom”, (u) “ground lease” shall include “emphyteusis” or a “lease with a right of superficies, as applicable, (v) “leasehold interest” shall include “rights resulting from a lease”, (w) “lease” shall include a “leasing contract” and (x) “foreclosure” shall include “the exercise of hypothecary recourse”, and (y) “guarantee” and “guarantor” shall include “suretyship” and “surety”, respectively. The parties hereto confirm that it is their wish that this Credit Agreement and any other document executed in connection with the transactions contemplated herein be drawn up in the English language only and that all other documents contemplated thereunder or relating thereto, including notices, may also be drawn up in the English language only. Les parties aux présentes confirment qu’elles souhaitent que cette convention de crédit et tout autre document signé dans le cadre des opérations envisagées par les présentes soient rédigés en langue anglaises uniquement et que tous les autres documents envisagés dans le cadre de cette convention de crédit, ou s’y rapportant, y compris tous avis, soient également rédigés en langue anglaise uniquement. (d) GAAP; Change in Accounting Principles. Except as otherwise expressly provided herein (including, for the avoidance of doubt, the proviso in the definition of “Finance Lease Obligations”), all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that if at any time, any change in GAAP would affect the computation of any financial ratio or requirement in the Fundamental Documents and the Parent notifies the Administrative Agent that the Parent requests an amendment (or if the Administrative Agent notifies the Parent that the Required Lenders request an amendment), the Administrative Agent, the Lenders and the Parent shall, at no cost to the Parent, negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such financial ratio or requirement shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such provision is amended in accordance herewith. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made (i) without giving effect to any election under Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Parent or any Subsidiary at “fair value”, as

68 defined therein, (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof and (iii) for the avoidance of doubt, except as provided in the definition of “Consolidated Net Income”, without giving effect to the financial condition, results and performance of the Unrestricted Subsidiaries. (e) Limited Condition Transactions. (i) In connection with any action being taken in connection with a Limited Condition Transaction, for purposes of determining compliance with any provision of this Credit Agreement which requires that no Default or Event of Default, as applicable, has occurred, is continuing or would result from any such action, as applicable, such condition shall, at the option of the Borrower, be deemed satisfied, so long as no Default or Event of Default, as applicable, exists on the date (I) the definitive agreement for such Limited Condition Transaction is entered into, (II) irrevocable notice of redemption, purchase, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Stock or Preferred Stock is given or (III) solely in connection with an acquisition to which the United Kingdom City Code on Takeovers and Mergers applies, the date on which a “Rule 2.7 announcement” of a firm intention to make an offer is published on a regulatory information service in respect of a target of a Limited Condition Transaction. For the avoidance of doubt, if the Borrower has exercised its option under the immediately preceding sentence, and any Default or Event of Default, as applicable, occurs following the date the (x) definitive agreement for the applicable Limited Condition Transaction is entered into, (y) irrevocable notice of redemption, purchase, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Stock or Preferred Stock is given or (z) solely in connection with an acquisition to which the United Kingdom City Code on Takeovers and Mergers applies, the date on which a “Rule 2.7 announcement” of a firm intention to make an offer is published on a regulatory information service in respect of a target of a Limited Condition Transaction, and, in each case, prior to the consummation of such Limited Condition Transaction, any such Default or Event of Default, as applicable, shall be deemed to not have occurred or be continuing for purposes of determining whether any action being taken in connection with such Limited Condition Transaction is permitted hereunder. (ii) In connection with any action being taken in connection with a Limited Condition Transaction, for purposes of (I) determining compliance with any provision of this Credit Agreement which requires the calculation of the Net First Lien Leverage Ratio, the Net Total Leverage Ratio or the Interest Coverage Ratio or (II) testing baskets set forth herein (including baskets measured as a percentage of Total Assets or Adjusted EBITDA), in each case, at the option of the Borrower (the Borrower’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), the date of determination of whether any such action is permitted hereunder, shall be deemed to be the date (x) the definitive agreement for such Limited Condition Transaction is entered into, (y) irrevocable notice of redemption, purchase, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Stock or Preferred Stock is given or (z) solely in connection with an acquisition to which the United Kingdom City Code on Takeovers and Mergers applies, the date on which a “Rule 2.7 announcement” of a firm intention to make an offer is published on a regulatory information service in respect of a target of a Limited Condition Transaction, as applicable (the “LCT Test Date”), and if, after giving pro forma effect to the Limited Condition Transaction and the other transactions to be entered into in connection therewith (including any incurrence or discharge of Indebtedness and the use of proceeds of such incurrence) as if they had occurred at the beginning of the most recent four consecutive fiscal quarters ending prior to the LCT Test Date for which consolidated financial statements of the Borrower are available, the Borrower could have taken such action on the relevant LCT Test Date in compliance with such ratio, basket or amount, such ratio, basket or amount shall be deemed to have been

69 complied with; provided that (a) if financial statements for one or more subsequent fiscal quarters shall have become available, the Borrower may elect, in its sole discretion, to redetermine all such ratios, baskets or amounts (including as to the absence of any continuing Default or Event of Default) on the basis of such financial statements, in which case, such date of redetermination shall thereafter be deemed to be the applicable LCT Test Date for purposes of such ratios, baskets or amounts and (b) except as contemplated in the foregoing clause (a), compliance with such ratios, baskets or amounts (and any related requirements and conditions) (including as to the absence of any continuing Default or Event of Default) shall not be determined or tested at any time after the applicable LCT Test Date for such Limited Condition Transaction and any actions or transactions being taken in connection therewith (including any incurrence or discharge of Indebtedness and the use of proceeds of such incurrence). For the avoidance of doubt, if the Borrower has made an LCT Election and any of the ratios, baskets or amounts for which compliance was determined or tested as of the LCT Test Date is exceeded as a result of fluctuations in any such ratio, basket or amount, including due to fluctuations in Adjusted EBITDA or Total Assets of the Borrower or the Person subject to such Limited Condition Transaction or any applicable currency exchange rate, at or prior to the consummation of the relevant transaction or action, such baskets, ratios or amounts will not be deemed to have been exceeded as a result of such fluctuations. If the Borrower has made an LCT Election for any Limited Condition Transaction, then in connection with any subsequent calculation of any ratio, basket or amount (other than the testing of any ratio for purposes of Section 2.8(c), Section 7.2(a)(i)(C), Section 7.9, and the definitions of “Applicable Pricing Grid” and “Commitment Fee Rate”) on or following the relevant LCT Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the definitive agreement for such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction, any such ratio, basket or amount shall be calculated on a pro forma basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence or discharge of Indebtedness and the use of proceeds thereof) have been consummated. (f) Certain Determinations. Notwithstanding anything to the contrary herein, with respect to any amounts incurred or transactions entered into (or consummated) in reliance on a provision of any covenant herein that does not require compliance with a financial ratio or test (including the Net First Lien Leverage Ratio or Net Total Leverage Ratio) (any such amounts, the “Fixed Amounts”) substantially concurrently or in a series of related transactions with any amounts incurred or transactions entered into (or consummated) in reliance on a provision in such covenant that requires compliance with any such financial ratio or test (any such amounts, the “Incurrence Based Amounts”), it is understood and agreed that the Fixed Amounts (and any cash proceeds thereof) in such covenant shall be disregarded in the calculation of the financial ratio or test applicable to the Incurrence Based Amounts in such covenant in connection with such incurrence, but full pro forma effect shall be given to all applicable and related transactions (including the use of proceeds of all Indebtedness to be incurred and any repayments, repurchases and redemptions of Indebtedness) and all other permitted pro forma adjustments. (g) Interest Rates; Benchmark Notifications. The interest rate on a Loan denominated in dollars may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, such Section 3.1 provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Credit Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Credit

70 Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Credit Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Credit Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. ARTICLE 2 THE LOANS SECTION 2.1. The Term Loans. (a) Subject to the terms and conditions set forth herein, each Initial Term Lender agrees, severally and not jointly, to, and shall make a term loan (each individually, a “Initial Term Loan” and, collectively, the “Initial Term Loans”) in Dollars to the Borrower on the Closing Date in a principal amount equal to such Initial Term Lender’s Initial Term Loan Commitment. As provided in Section 2.5(a) and subject to the terms hereof, the Borrower may elect that the Initial Term Loans comprising the Borrowing hereunder of Initial Term Loans be either Base Rate Loans or Term Benchmark Loans. (b) Subject to the terms and conditions set forth herein, each 2026 Incremental Term Lender agrees, severally and not jointly, to, and shall make a 2026 Incremental Term Loan in Dollars to the Borrower on the Amendment No. 1 Effective Date in a principal amount equal to such 2026 Incremental Term Lender’s 2026 Incremental Term Loan Commitment. As provided in Section 2.5(a) and subject to the terms hereof, the Borrower may elect that the 2026 Incremental Term Loans comprising the Borrowing hereunder of 2026 Incremental Term Loans be either Base Rate Loans or Term Benchmark Loans. (bc) Amounts repaid or prepaid in respect of Term Loans may not be reborrowed. SECTION 2.2. Revolving Credit Commitments. Subject to the terms and conditions hereof, each Revolving Lender severally and not jointly agrees to make revolving loans (each individually a “Revolving Loan” and, collectively, the “Revolving Loans”) in Dollars to the Borrower from time to time during the period from the Closing Date to the Revolving Credit Termination Date up to the amount of such Lender’s Revolving Credit Commitment in effect at such time; provided, however, that the sum of the aggregate principal amount of Revolving Loans and L/C Obligations at any time outstanding shall not exceed the sum of the total Revolving Credit Commitments in effect at such time. Each Borrowing of Revolving Loans shall be made ratably by the Revolving Lenders in proportion to their respective Revolver Percentages. As provided in Section 2.5(a), and subject to the terms hereof, the Borrower may elect that each Borrowing of Revolving Loans be either Base Rate Loans or Term Benchmark Loans. Revolving Loans may be repaid and reborrowed before the Revolving Credit Termination Date, subject to the terms and conditions hereof. SECTION 2.3. Letters of Credit. (a) General Terms. Subject to the terms and conditions hereof, as part of the Revolving Facility, commencing with the Closing Date, the Issuing Banks shall issue standby and documentary letters of credit (each, a “Letter of Credit”) for the Borrower’s account and/or its Subsidiaries’ account (provided that each shall be jointly and severally liable) in an aggregate undrawn face amount up to the L/C Sublimit; provided, however, that the sum of the Revolving Loans and L/C Obligations at any time outstanding shall

71 not exceed the sum of all Revolving Credit Commitments in effect at such time; and provided further that no Issuing Bank shall have any obligation to issue any Letter of Credit if, after giving effect to such issuance, the aggregate L/C Obligations in respect of Letters of Credit issued by such Issuing Bank would exceed the amount stipulated for it in the definition of “Issuing Bank” (such amount, such Issuing Bank’s “Letter of Credit Commitment”). Each Revolving Lender shall be obligated to reimburse the Issuing Banks for such Revolving Lender’s Revolver Percentage of the amount of each drawing under a Letter of Credit and, accordingly, each Letter of Credit shall constitute usage of the Revolving Credit Commitment of each Revolving Lender pro rata in an amount equal to its Revolver Percentage of the L/C Obligations then outstanding. The Borrower may, at any time and from time to time, reduce the Letter of Credit Commitment of any Issuing Bank with the consent of such Issuing Bank; provided that the Borrower shall not reduce the Letter of Credit Commitment of any Issuing Bank if, after giving effect of such reduction, the condition set forth in the last proviso in the first sentence of this Section 2.3(a) shall not be satisfied. (b) Applications. At any time after the Closing Date and before the Revolving Credit Termination Date, the Issuing Banks shall, at the request of the Borrower, issue one or more Letters of Credit in Dollars, in form and substance acceptable to the applicable Issuing Bank, with expiration dates no later than the earlier of (i) 12 months from the date of issuance (or which are cancelable not later than 12 months from the date of issuance and each renewal) or (ii) five (5) Business Days prior to the Revolving Credit Termination Date, in an aggregate face amount as requested by the Borrower subject to the limitations set forth in clause (a) of this Section 2.3, upon the receipt of a duly executed application for the relevant Letter of Credit in the form then customarily prescribed by the applicable Issuing Bank for the Letter of Credit requested (each an “Application”); provided that any Letter of Credit with a 12-month tenor may provide for the renewal thereof for additional 12-month periods (which shall in no event extend beyond the date referred to in clause (ii) above, unless an L/C Backstop has been provided to the Issuing Bank thereof) (it being understood that the Participating Interests of the Participating Lenders shall terminate on the Revolving Credit Termination Date). Notwithstanding anything contained in any Application to the contrary: (i) the Borrower shall pay fees in connection with each Letter of Credit as set forth in Section 2.12(b) hereof, and (ii) if the applicable Issuing Bank is not timely reimbursed for the amount of any drawing under a Letter of Credit as required pursuant to clause (c) of this Section 2.3, the Borrower’s obligation to reimburse such Issuing Bank for the amount of such drawing shall bear interest (which the Borrower hereby promises to pay) from and after the date such drawing is paid to but excluding the date of reimbursement by the Borrower at the rate applicable to Base Rate Revolving Loans (including, if then applicable, Section 2.4(c)). No Issuing Bank shall be under any obligation to issue a Letter of Credit if such issuance would result in a total of more than 20 Letters of Credit outstanding under this Credit Agreement. (c) The Reimbursement Obligations. Subject to Section 2.3(b) hereof, the Borrower shall reimburse the applicable Issuing Bank for all drawings under a Letter of Credit (a “Reimbursement Obligation”) by no later than (x) 4:00 p.m. (New York time) on the Business Day after the date of such payment by such Issuing Bank under a Letter of Credit, if the Borrower has been informed of such drawing by the applicable Issuing Bank on or before 10:00 a.m. (New York time) on the date of the payment of such drawing, or (y) if notice of such drawing is given to the Borrower after 10:00 a.m. (New York time) on the date of the payment of such drawing, reimbursement shall be made within two Business Days following the date of the payment of such drawing, by the end of such day, in all instances in immediately available funds at the Administrative Agent’s principal office in New York, New York or such other office as the Administrative Agent may designate in writing to the Borrower, and the Administrative Agent shall thereafter cause to be distributed to the applicable Issuing Bank such amount(s) in like funds; provided, that the Borrower may, subject to the conditions to borrowing set forth herein, request that such payment be financed with a Base Rate Revolving Loan and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Borrowing (and with interest owing thereon from the date of the respective disbursement). If the Borrower does not make any such

72 reimbursement payment on the date due and the Participating Lenders fund their participations in the manner set forth in Section 2.3(d) below, then all payments thereafter received by the Administrative Agent in discharge of any of the relevant Reimbursement Obligations shall be distributed in accordance with Section 2.3(d) below. In addition, for the benefit of the Administrative Agent, the Issuing Banks and each Lender, the Borrower agrees that, notwithstanding any provision of any Application, its obligations under this Section 2.3(c) and each Application shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Credit Agreement and the Applications, under all circumstances whatsoever, and irrespective of any claim or defense that the Borrower may otherwise have against the Administrative Agent, the Issuing Banks or any Lender, including without limitation (i) any lack of validity or enforceability of any Fundamental Document; (ii) any amendment or waiver of or any consent to departure from all or any of the provisions of any Fundamental Document; (iii) the existence of any claim of set-off the Borrower may have at any time against a beneficiary of a Letter of Credit (or any Person for whom a beneficiary may be acting), the Administrative Agent, the Issuing Banks, any Lender or any other Person, whether in connection with this Credit Agreement, another Fundamental Document, the transaction related to the Fundamental Document or any unrelated transaction; (iv) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (v) payment by the Administrative Agent or an Issuing Bank under a Letter of Credit against presentation to the Administrative Agent or an Issuing Bank of a draft or certificate that does not comply with the terms of the Letter of Credit; provided that the Administrative Agent’s or an Issuing Bank’s determination that documents presented under the Letter of Credit complied with the terms thereof did not constitute gross negligence, bad faith or willful misconduct of the Administrative Agent or an Issuing Bank (as determined by the final, non- appealable judgment of a court of competent jurisdiction); or (vi) any other act or omission to act or delay of any kind by the Administrative Agent or an Issuing Bank, any Lender or any other Person or any other event or circumstance whatsoever that might, but for the provisions of this Section 2.3(c), constitute a legal or equitable discharge of the Borrower’s obligations hereunder or under an Application. (d) The Participating Interests. Each Revolving Lender (other than the Lender acting as Issuing Bank) severally and not jointly agrees to purchase from the Issuing Banks, and each Issuing Bank hereby agrees to sell to each such Revolving Lender (a “Participating Lender”), an undivided participating interest (a “Participating Interest”) to the extent of its Revolver Percentage in each Letter of Credit issued by, and each Reimbursement Obligation owed to, the Issuing Banks. Upon the Borrower’s failure to pay any Reimbursement Obligation on the date and at the time required, or if an Issuing Bank is required at any time to return to the Borrower or to a trustee, receiver, liquidator, custodian or other Person any portion of any payment of any Reimbursement Obligation, each Participating Lender shall, not later than the Business Day it receives written notice from such Issuing Bank (with a copy to the Administrative Agent) to such effect, if such notice is received before 12:00 noon, or not later than 12:00 noon the following Business Day, if such notice is received after such time, pay to the Administrative Agent for the account of such Issuing Bank an amount equal to such Participating Lender’s Revolver Percentage of such unpaid Reimbursement Obligation together with interest on such amount accrued from the date such Issuing Bank made the related payment to the date of such payment by such Participating Lender at a rate per annum equal to: (i) from the date such Issuing Bank made the related payment to the date two (2) Business Days after payment by such Participating Lender is due hereunder, the Federal Funds Rate for each such day and (ii) from the date two (2) Business Days after the date such payment is due from such Participating Lender to the date such payment is made by such Participating Lender, the Base Rate in effect for each such day. Each such Participating Lender shall, after making its appropriate payment, be entitled to receive its Revolver Percentage of each payment received in respect of the relevant Reimbursement Obligation and of interest paid thereon, with each Issuing Bank retaining its Revolver Percentage thereof as a Revolving Lender hereunder.

73 The several obligations of the Participating Lenders to the Issuing Banks under this Section 2.3 shall be absolute, irrevocable and unconditional under any and all circumstances and shall not be subject to any set-off, counterclaim or defense to payment which any Participating Lender may have or has had against the Borrower, the Issuing Banks, the Administrative Agent, any Lender or any other Person. Without limiting the generality of the foregoing, such obligations shall not be affected by any Default or Event of Default or by any reduction or termination of the Revolving Credit Commitment of any Revolving Lender, and each payment by a Participating Lender under this Section 2.3 shall be made without any offset, abatement, withholding or reduction whatsoever. (e) Indemnification. The Participating Lenders shall, to the extent of their respective Revolver Percentages, indemnify the Issuing Banks (to the extent not reimbursed by the Borrower and without relieving the Borrower of its obligation to do so) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except as a result from any Issuing Bank’s gross negligence or willful misconduct as determined by the final, non-appealable judgment of a court of competent jurisdiction) that such Issuing Bank may suffer or incur in connection with any Letter of Credit issued by it. The obligations of the Participating Lenders under this Section 2.3(e) and all other parts of this Section 2.3 shall survive termination of this Credit Agreement and of all Applications, Letters of Credit, and all drafts and other documents presented in connection with drawings thereunder. (f) Manner of Requesting a Letter of Credit. The Borrower shall provide at least three (3) Business Days’ advance written notice to the Administrative Agent and the applicable Issuing Bank (or such lesser notice as the Administrative Agent and the Issuing Banks may agree in their sole discretion) of each request for the issuance of a Letter of Credit, each such notice to be accompanied by a properly completed and executed Application for the requested Letter of Credit and, in the case of an extension or amendment or an increase in the amount of a Letter of Credit, a written request therefor, in a form acceptable to the Administrative Agent and the applicable Issuing Bank, in each case, together with the fees called for by this Credit Agreement. The Issuing Banks shall promptly notify the Administrative Agent and the Lenders of the issuance, extension or amendment of a Letter of Credit. (g) Conflict with Application. In the event of any conflict or inconsistency between this Credit Agreement and the terms of any Application, the terms of this Credit Agreement shall control. (h) Replacement of Issuing Bank. An Issuing Bank may be replaced by another Lender at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of an Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the replaced Issuing Bank under this Credit Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of such Issuing Bank under this Credit Agreement with respect to Letters of Credit issued by it prior to such replacement but shall not be required to issue additional Letters of Credit. (i) Additional Issuing Banks. From time to time, the Borrower may by notice to the Administrative Agent designate one or more additional Lenders as an Issuing Bank, each of which agrees (in its sole discretion) to act in such capacity and is reasonably satisfactory to the Administrative Agent. Each such additional Issuing Bank shall execute a counterpart of this Credit Agreement upon the approval

74 of the Administrative Agent (which approval shall not be unreasonably withheld) and shall thereafter be an Issuing Bank hereunder for all purposes. (j) Applicability of ISP. Unless otherwise expressly agreed by the applicable Issuing Bank and the Borrower when a Letter of Credit is issued, the rules of the ISP shall apply to each standby Letter of Credit. SECTION 2.4. Applicable Interest Rates. (a) Base Rate Loans. Each Loan that is a Base Rate Loan made or maintained by a Lender shall bear interest (computed on the basis of a year of 360 days (or, at times when the Base Rate is based on the Prime Rate, 365 or 366 days, as the case may be) and the actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced or created by conversion from a Term Benchmark Loan until, but excluding, the date of repayment thereof at a rate per annum equal to the sum of the Applicable Margin plus the Base Rate from time to time in effect for Loans of the applicable Class or tranche, payable in arrears on each Interest Payment Date. (b) Term Benchmark Loans. Each Loan that is a Term Benchmark Loan made or maintained by a Lender shall bear interest during each Interest Period it is outstanding (computed on the basis of a year of 360 days and actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced, continued or created by conversion from a Base Rate Loan until, but excluding, the date of repayment thereof at a rate per annum equal to the sum of the Applicable Margin plus Adjusted Term SOFR applicable for such Interest Period for Loans of the applicable Class or tranche, payable in arrears on each Interest Payment Date. (c) Default Rate. If the Borrower shall default in the payment of any principal of or interest or fees on any Loan or any other amount due hereunder, by acceleration or otherwise, or under any other Fundamental Document, then, until such defaulted amount shall have been paid in full, the Borrower shall on demand from time to time pay interest, to the extent permitted by Applicable Law, on any such overdue amount at a rate per annum at (i) in the case of Loans, 2% in excess of the rate then in effect for each such Loan of the applicable Class or tranche and (ii) otherwise, 2% in excess of the rate applicable to Revolving Loans that are Base Rate Loans. (d) Applicable Law. Anything in this Credit Agreement or the Notes to the contrary notwithstanding, the interest rate on the Loans shall in no event be in excess of the maximum rate permitted by Applicable Law. (e) Notwithstanding any provision herein to the contrary and without limiting Section 2.4(d), if Canadian law applies to this Credit Agreement or any Fundamental Document or to any payment made hereunder or thereunder, then in no event will the aggregate “interest” (as defined in Section 347 of the Criminal Code (Canada)) payable by any Credit Party under this Credit Agreement or any Fundamental Document exceed the maximum effective annual rate of interest on the “credit advanced” (as defined in that Section 347) permitted under that Section and, if any payment, collection or demand pursuant to this Credit Agreement or any such Fundamental Document in respect of “interest” (as defined in that Section 347) is determined to be contrary to the provisions of such Section 347, such payment, collection or demand will be deemed to have been made by mutual mistake of such Credit Party, the Administrative Agent and the applicable Lender or Lenders and the amount of such payment or collection will be refunded to such Credit Party only to the extent of the amount which is greater than the maximum effective annual rate permitted by such laws.

75 (f) For the purposes of this Credit Agreement, whenever interest is to be calculated on the basis of a period of time other than a calendar year, the annual rate of interest to which each rate of interest determined pursuant to such calculation is equivalent for the purposes of the Interest Act (Canada) is such rate as so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by the number of days used in the basis of such determination. (g) EACH OF THE CREDIT PARTIES CONFIRMS THAT IT FULLY UNDERSTANDS AND IS ABLE TO CALCULATE THE RATE OF INTEREST APPLICABLE TO EACH OF THE FACILITIES BASED ON THE METHODOLOGY FOR CALCULATING PER ANNUM RATES PROVIDED FOR IN SECTION 2.4(F) OF THIS CREDIT AGREEMENT. The Administrative Agent agrees that if requested in writing by the Borrower it shall calculate the nominal and effective per annum rate of interest on any Loan outstanding at any time and provide such information to the Borrower promptly following such request; provided that any error in any such calculation, or any failure to provide such information on request, shall not relieve the Borrower or any other Credit Party of any of its obligations under this Credit Agreement or any other Fundamental Document, nor result in any liability to the Administrative Agent or any Lender. EACH CREDIT PARTY HEREBY IRREVOCABLY AGREES NOT TO PLEAD OR ASSERT, WHETHER BY WAY OF DEFENCSE OR OTHERWISE, IN ANY PROCEEDING RELATING TO THE FUNDAMENTAL DOCUMENTS, THAT THE INTEREST PAYABLE UNDER THE FUNDAMENTAL DOCUMENTS AND THE CALCULATION THEREOF HAS NOT BEEN ADEQUATELY DISCLOSED TO THE OBLIGORS, WHETHER PURSUANT TO SECTION 4 OF THE INTEREST ACT (CANADA) OR ANY OTHER APPLICABLE LAW OR LEGAL PRINCIPLE. SECTION 2.5. Manner of Borrowing Loans and Designating Applicable Interest Rates. (a) Notice to the Administrative Agent. The Borrower shall give notice to the Administrative Agent by no later than: (i) 12:00 p.m. (New York time) at least three (3) U.S. Government Securities Business Days before the date on which the Borrower requests the Lenders to advance a Borrowing of Loans that are Term Benchmark Loans denominated in Dollars or, for a request that Lenders advance a Borrowing of Loans that are Term Benchmark Loans (x) on the Closing Date, at least two (2) Business Days before the Closing Date and (y) on the Amendment No. 1 Effective Date, at least two (2) Business Days before the Amendment No. 1 Effective Date and (ii) noon (New York time) on the date the Borrower requests the Lenders to advance a Borrowing of Loans that are Base Rate Loans. The Loans included in each Borrowing of Loans shall bear interest initially at the type of rate specified in such notice for Loans of such Class and tranche. Thereafter, with respect to Base Rate Loans and Term Benchmark Loans that are denominated in Dollars, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Borrowing of Loans or, subject to Section 2.6 hereof, a portion thereof, as follows: (i) if such Borrowing of Loans is of Term Benchmark Loans, on the last day of the Interest Period applicable thereto, the Borrower may continue part or all of such Borrowing as Term Benchmark Loans or convert part or all of such Borrowing into Base Rate Loans or (ii) if such Borrowing of Loans is of Base Rate Loans, on any Business Day, the Borrower may convert all or part of such Borrowing into Term Benchmark Loans for an Interest Period or Interest Periods specified by the Borrower. The Borrower shall give all such notices requesting the advance, continuation or conversion of a Borrowing of Loans to the Administrative Agent by telecopy or electronic mail (which notice shall be irrevocable once given), substantially in the form approved by the Administrative Agent and separately provided to the borrower for borrowings and continuations/conversions, or in such other form acceptable to the Administrative Agent. Notice of the continuation of a Borrowing of Loans that are Term Benchmark Loans for an additional Interest Period or of the conversion of part or all of a Borrowing of Loans that are Base Rate Loans into Term Benchmark Loans must be given by no later than 12:00 p.m. (New York time) at least three U.S. Government Securities Business Days before the date of the requested continuation or conversion of a

76 Borrowing of Loans that are denominated in Dollars. All notices concerning the advance, continuation or conversion of a Borrowing of Loans shall specify the Class and tranche of Loans as to which the notice relates, the date of the requested advance, continuation or conversion of a Borrowing of Loans (which shall be a Business Day), the amount of the requested Borrowing to be advanced, continued or converted, the type of Loans (Base Rate Loans or Term Benchmark Loans) to comprise such new, continued or converted Borrowing and, if such Borrowing is to be comprised of Term Benchmark Loans, the Interest Period applicable thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Borrowing of Term Benchmark Loans, the Borrower shall be deemed to have selected an Interest Period of one month’s duration. (b) Notice to the Lenders. The Administrative Agent shall give prompt notice to each Lender of any notice from the Borrower received pursuant to Section 2.5(a) above and, if such notice requests the Lenders to make Term Benchmark Loans, the Administrative Agent shall give notice to the Borrower and each Lender of the interest rate applicable thereto promptly after the Administrative Agent has made such determination. (c) Borrower’s Failure to Notify; Automatic Continuations and Conversions. If the Borrower fails to give proper notice of the continuation or conversion of any outstanding Borrowing of Loans that are Term Benchmark Loans before the last day of its then current Interest Period within the period required by Section 2.5(a) and such Borrowing is not prepaid in accordance with Section 2.8(a) or (b), such Borrowing shall, at the end of the Interest Period applicable thereto, automatically be converted into a Borrowing of Base Rate Loans. In the event the Borrower fails to give notice pursuant to Section 2.5(a) of a Borrowing of Loans equal to the amount of a Reimbursement Obligation and has not notified the Administrative Agent by 1:00 p.m. (New York time) on the day such Reimbursement Obligation becomes due that it intends to repay such Reimbursement Obligation through funds not borrowed under this Credit Agreement, the Borrower shall be deemed to have requested a Borrowing of Loans that are Base Rate Loans on such day in the amount of the Reimbursement Obligation then due, which Borrowing, if otherwise available hereunder, shall be applied to pay the Reimbursement Obligation then due. (d) Disbursement of Loans. Not later than 2:00 p.m., New York City time, on the date of any requested advance of a new Borrowing of Loans, subject to Article 5 hereof, each Lender shall make available its Loan comprising part of such Borrowing in funds immediately available at the principal office of the Administrative Agent in New York, New York. The Administrative Agent shall promptly credit or wire transfer the proceeds of each new Borrowing of Loans to an account designated by the Borrower in the applicable notice of borrowing; provided, that Borrowings made to finance the reimbursement of a Reimbursement Obligation shall be remitted by the Administrative Agent to the applicable Issuing Bank. (e) Administrative Agent Reliance on Lender Funding. Unless the Administrative Agent shall have been notified by a Lender prior to the date (or, in the case of a Borrowing of Base Rate Loans, by 1:00 p.m. on such date) on which such Lender is scheduled to make payment to the Administrative Agent of the proceeds of a Loan (which notice shall be effective upon receipt) that such Lender does not intend to make such payment, the Administrative Agent may assume that such Lender has made such payment when due and the Administrative Agent, in reliance upon such assumption may (but shall not be required to) make available to the Borrower the proceeds of the Loan to be made by such Lender and, if any Lender has not in fact made such payment to the Administrative Agent, such Lender shall, on demand, pay to the Administrative Agent the amount made available to the Borrower attributable to such Lender together with interest thereon in respect of each day during the period commencing on the date such amount was made available to the Borrower and ending on (but excluding) the date such Lender pays such amount to the Administrative Agent at a rate per annum equal to: (i) from the date the related advance was made by the Administrative Agent to the date two (2) Business Days after payment by such Lender is due

77 hereunder, the greater of, for each such day, (x) the Federal Funds Rate and (y) the Overnight Bank Funding Rate, plus any standard administrative or processing fees charged by the Administrative Agent in connection with such Lender’s non-payment and (ii) from the date two (2) Business Days after the date such payment is due from such Lender to the date such payment is made by such Lender, the Base Rate in effect for each such day. If such amount is not received from such Lender by the Administrative Agent immediately upon demand, the Borrower will, on demand, repay to the Administrative Agent the proceeds of the Loan attributable to such Lender with interest thereon at a rate per annum equal to the interest rate applicable to the relevant Loan, but without such payment being considered a payment or prepayment of a Loan under Section 3.6 hereof so that the Borrower will have no liability under such Section with respect to such payment. SECTION 2.6. Minimum Borrowing Amounts; Maximum Term Benchmark Loans. Each Borrowing of Base Rate Loans advanced under the applicable Facility shall be in an amount not less than $1,000,000 or such greater amount that is an integral multiple of $500,000. Each Borrowing of Term Benchmark Loans advanced, continued or converted under the applicable Facility shall be in an amount equal to $1,000,000 or such greater amount that is an integral multiple of $250,000. Without the Administrative Agent’s consent, there shall not be more than twenty (20) Borrowings of Term Benchmark Loans outstanding at any one time. SECTION 2.7. Maturity of Loans. (a) Scheduled Payments of Term Loans. (i) The Borrower shall make principal payments on the Initial Term Loans in installments on the last Business Day of each March, June, September and December of each year, commencing on the last Business Day of such month falling on or after the last Business Day of the first full fiscal quarter of the Parent following the Closing Date, in an aggregate amount equal to the following percentages of the aggregate principal amount of the Initial Term Loans made on the Closing Date: (i) for the first four (4) quarterly installments, 0%; (ii) for the fifth (5th) through eighth (8th) quarterly installments, 1.25%; (iii) for the ninth (9th) through twelfth (12th) quarterly installments, 1.75%; (iv) for the thirteenth (13th) through sixteenth (16th) quarterly installments, 2.50%, and (v) for each quarterly installment after such sixteenth (16th) quarterly installment, 2.50%, (which payments in each case shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.8(a), Section 2.8(c) and Section 2.8(e), as applicable); it being further agreed that a final payment comprised of all principal and interest not sooner paid on the Initial Term Loans, shall be due and payable on the Term Termination Date. (ii) The Borrower shall make principal payments on the 2026 Incremental Term Loans in installments on the last Business Day of each March, June, September and December of each year, commencing on the last Business Day of such month falling on or after the last Business Day of the first fiscal quarter of the Parent following the Amendment No. 1 Effective Date, in an aggregate amount equal to the following percentages of the aggregate principal amount of the 2026 Incremental Term Loans made on the Amendment No. 1 Effective Date: (i) for the first four (4) quarterly installments, 1.25%; (ii) for the fifth (5th) through eighth (8th) quarterly installments, 1.75%; (iii) for the ninth (9th) through twelfth (12th) quarterly installments, 2.50%, and (iv) for each quarterly installment after such twelfth (12th) quarterly installment, 2.50%, (which payments in each case shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.8(a), Section 2.8(c) and Section 2.8(e), as applicable); it being further agreed that a final payment comprised of all principal and interest not sooner paid on the 2026 Incremental Term Loans, shall be due and payable on the Term Termination Date.

78 (b) Revolving Loans. Each Revolving Loan, both for principal and interest, shall mature and become due and payable by the Borrower on the Revolving Credit Termination Date. SECTION 2.8. Prepayments (a) Voluntary Prepayments of Term Loans. The Borrower may, at its option, upon notice as herein provided, prepay without premium or penalty (except as set forth in Section 3.6) at any time all, or from time to time any part of, the Term Loans, in each case, in a minimum aggregate amount of $5,000,000 or such greater amount that is an integral multiple of $1,000,000 or, if less, the entire principal amount thereof then outstanding. The Borrower will give the Administrative Agent written notice (or telephone notice promptly confirmed by written notice) of each prepayment under this Section 2.8 prior to (x) 12:00 p.m. (New York time) on the date of such prepayment in the case of Base Rate Loans or (y) 12:00 p.m. (New York time) three (3) U.S. Government Securities Business Days in the case of Term Benchmark Loans prior to the date fixed for such prepayment. Each such notice shall specify the date of such prepayment (which shall be a Business Day), the principal amount of such Term Loans to be prepaid and the interest to be paid on the prepayment date with respect to such principal amount being repaid. Such notice of prepayment may state that such notice is conditioned upon the effectiveness of other credit facilities, indentures or similar agreements or other transactions, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any prepayments made pursuant to this Section 2.8(a) shall be applied against the Class or tranche of Term Loans and the remaining scheduled installments of principal due in respect of such Term Loans in the manner specified by the Borrower or, if not so specified on or prior to the date of such optional prepayment, on a pro rata basis to all Classes or tranches of Term Loans in direct order of maturity and may not be reborrowed; provided that any prepayment of Initial Term Loans and 2026 Incremental Term Loans shall be on a pro rata basis. (b) Voluntary Prepayments of Revolving Loans.(i) The Borrower may prepay without premium or penalty (except as set forth in Section 3.6) and in whole or in part any Borrowing of (i) Revolving Loans that are Term Benchmark Loans at any time upon at least three (3) Business Days’ prior notice by the Borrower to the Administrative Agent or (ii) Revolving Loans that are Base Rate Loans at any time upon at least one Business Day’s prior notice by the Borrower to the Administrative Agent (in the case of each of clauses (i) and (ii), such notice must be in writing (or telephone notice promptly confirmed by written notice) and received by the Administrative Agent prior to 2:00 p.m. (New York time) on such date), in each case, such prepayment to be made by the payment of the principal amount to be prepaid and, in the case of any Term Benchmark Loans, accrued interest thereon to the date fixed for prepayment plus any amounts due the Lenders under Section 3.6; provided, however, that the Borrower may not partially repay a Borrowing (i) if such Borrowing is of Base Rate Loans, in a principal amount less than $250,000, and (ii) if such Borrowing is of Term Benchmark Loans, in a principal amount less than $500,000, except, in each case, in such lesser amount of the entire principal amount thereof then outstanding. Any such notice of prepayment may state that such notice is conditioned upon the effectiveness of other credit facilities, indentures or similar agreements or other transactions, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. (c) Mandatory Prepayments. (i) From and after the Closing Date, if the Parent or any Restricted Subsidiary shall at any time or from time to time incur any Indebtedness (other than with respect to any Indebtedness permitted to be incurred pursuant to Section 7.1 (other than Refinancing Indebtedness, Refinancing Notes and Refinancing Term Loans and Replacement Revolving Credit Commitments to the extent the proceeds are used to refinance any Class or tranche of Term Loans in accordance herewith,

79 which proceeds shall be so applied)), then promptly and in any event within five (5) Business Days of receipt by the Parent or the Restricted Subsidiary of the Net Cash Proceeds from the incurrence of such Indebtedness, the Borrower shall prepay the Term Loans in an aggregate amount equal to 100% of the amount of all such Net Cash Proceeds. The amount of each such prepayment shall be applied to the outstanding Term Loans of each Class or tranche, pro rata, until paid in full. (ii) From and after the Closing Date, if the Parent or any Restricted Subsidiary shall at any time or from time to time make any Asset Sale or shall suffer an Event of Loss resulting in Net Available Cash in excess of $50,000,000 in the aggregate for all such Asset Sales or Events of Loss in any fiscal year of the Parent, then promptly and in any event within five (5) Business Days of receipt by the Parent or the Restricted Subsidiary of the Net Available Cash of such Asset Sale or such Event of Loss, the Borrower shall prepay the Term Loans in an aggregate amount equal to 100% of the amount of all such Net Available Cash in excess of the amount specified above; provided that, in the case of each Asset Sale and Event of Loss, if the Parent or the applicable Restricted Subsidiary intends to invest or reinvest, as applicable, within twelve (12) months of the later of the date of the applicable Asset Sale or receipt of Net Available Cash from an Event of Loss, an amount equal to the amount of Net Available Cash thereof in Additional Assets, or make Capital Expenditures that are used or useful in a Related Business or that replace the businesses, properties and/or assets that are the subject of such Asset Sale or Event of Loss (such amount, the “Reinvested Deferred Amount”), then the Borrower shall not be required to make a mandatory prepayment under this Section in respect of such Reinvested Deferred Amount to the extent such Reinvested Deferred Amount is actually invested or reinvested within such twelve-month period, or the Parent or a Restricted Subsidiary has committed to so invest or reinvest such Reinvested Deferred Amount during such twelve-month period and such Reinvested Deferred Amount is so reinvested within 180 days after the expiration of such twelve-month period; provided, however, that if any Reinvested Deferred Amount has not been so invested or reinvested prior to the expiration of the applicable period, the Borrower shall promptly prepay the Term Loans in the amount of such Reinvested Deferred Amount in excess of the amount specified above not so invested or reinvested; provided, further, that if, at the time that any such prepayment would be required hereunder, the Borrower is required to prepay or offer to repurchase any other Indebtedness secured on a pari passu basis (or any Refinancing Indebtedness in respect thereof that is secured on a pari passu basis) with the Obligations pursuant to the terms of the documentation governing such Indebtedness with such amount of Net Available Cash (such Indebtedness (or Refinancing Indebtedness in respect thereof) required to be prepaid or offered to be so repurchased, the “Other Applicable Indebtedness”), then the Borrower may apply such amount of Net Available Cash on a pro rata basis to the prepayment of the Term Loans and to the repurchase or prepayment of the Other Applicable Indebtedness (determined on the basis of the aggregate outstanding principal amount of the Term Loans and Other Applicable Indebtedness (or accreted amount if such Other Applicable Indebtedness is issued with original issue discount)) at such time; provided, further, that the portion of such amount of Net Available Cash allocated to the Other Applicable Indebtedness shall not exceed the amount of such Net Available Cash required to be allocated to the Other Applicable Indebtedness pursuant to the terms thereof, and the remaining amount, if any, of such amount of Net Available Cash shall be allocated to the Term Loans in accordance with the terms hereof, and the amount of the prepayment of the Term Loans that would have otherwise been required pursuant to this Section 2.8(c)(ii) shall be reduced accordingly. The amount of each such prepayment shall be applied to the outstanding Term Loans of each Class or tranche pro rata, until paid in full. (iii) The Borrower shall, on each date the Revolving Credit Commitments are reduced pursuant to Section 2.10, prepay the Revolving Loans and, if necessary after such Revolving Loans have been repaid in full, replace or cause to be cancelled (or provide an L/C Backstop or make

80 other arrangements reasonably satisfactory to the Issuing Banks) outstanding Letters of Credit by the amount, if any, necessary to reduce the sum of the aggregate principal amount of Revolving Loans and L/C Obligations then outstanding to the amount to which the Revolving Credit Commitments have been so reduced. (iv) Notwithstanding any provision under this Section 2.8(c) to the contrary, (A) any amounts that would otherwise be required to be paid by the Borrower pursuant to Section 2.8(c)(ii) above shall not be required to be so prepaid to the extent any such Asset Sale is consummated by a Subsidiary of the Parent or such Net Available Cash in respect of any Event of Loss are received by a Subsidiary of the Parent, for so long as the repatriation to the United States, Canada or other relevant jurisdiction of any such amounts would be prohibited under any Applicable Law (including any such laws with respect to financial assistance, corporate benefit, thin capitalization, capital maintenance, liquidity maintenance and similar legal principles, restrictions on upstreaming of cash intra group and the fiduciary and statutory duties of the directors of the relevant Subsidiaries) and (B) if the Parent determines in good faith that the repatriating of any amounts required to mandatorily prepay the Loans pursuant to Section 2.8(c)(ii) above would result in a tax liability that is material to the amount of funds otherwise required to be repatriated (including any withholding tax) (such amount in clauses (A) and (B), a “Restricted Asset Sale Amount”), the amount the Borrower shall be required to mandatorily prepay pursuant to Section 2.8(c)(ii) shall be reduced by the Restricted Asset Sale Amount until such time as it may repatriate such Restricted Asset Sale Amount without incurring such tax liability. (v) Notwithstanding the foregoing, each Term Lender shall have the right to reject its applicable Term Loan Percentage of any mandatory prepayment of the Term Loans pursuant to Section 2.8(c)(i) (other than Refinancing Indebtedness in respect of the Term Loans) and (ii) above (each such Lender, a “Rejecting Lender”); provided that any amount rejected by a Rejecting Lender shall be offered on a pro rata basis to the Term Lenders, which they may elect to decline such prepayment, and thereafter any amounts so rejected may be retained by the Borrower. (vi) Unless the Borrower otherwise directs, prepayments of Revolving Loans under this Section 2.8(c) shall be applied first to Borrowings of Base Rate Loans until payment in full thereof with any balance applied to Borrowings of Term Benchmark Loans in the order in which their Interest Periods expire. Each prepayment of Loans under this Section 2.8(c) shall be made by the payment of the principal amount to be prepaid and, in the case of any Term Loans or Term Benchmark Loans, accrued interest thereon to the date of prepayment together with any amounts due the Lenders under Section 3.6. Except as otherwise provided in Section 2.8(c)(i) or Section 2.8(c)(ii), mandatory prepayments of the Term Loans shall be applied to each Class or tranche of Term Loans on a pro rata basis. All mandatory prepayments shall be applied to the installments of the Term Loans being repaid in the direct order of maturity other than with respect to that portion of any installment held by a Rejecting Lender. (d) Defaulting Lenders. Until such time as the Default Excess (as defined below) with respect to any Defaulting Lender has been reduced to zero, (i) any voluntary prepayment of the Revolving Loans pursuant to Section 2.8(b) shall, if the Borrower so directs at the time of making such voluntary prepayment, be applied to the Revolving Loans of other Lenders as if such Defaulting Lender had no loans outstanding and the Revolving Credit Commitments of such Defaulting Lender were zero and (ii) any mandatory prepayment of the Loans pursuant to Section 2.8(c) shall, if the Borrower so directs at the time of making such mandatory prepayment, be applied to the Loans of other Lenders (but not to the Loans of such Defaulting Lender) as if such Defaulting Lender has funded all defaulted Loans of such Defaulting Lender, it being understood and agreed that the Borrower shall be entitled to retain any portion of any mandatory prepayment of the Loans that is not paid to such Defaulting Lender solely as a result of the

81 operation of the provisions of this clause (d). “Default Excess” means, with respect to any Defaulting Lender, the excess, if any, of such Defaulting Lender’s Percentage of the aggregate outstanding principal amount of the applicable Loans of all the applicable Lenders (calculated as if all Defaulting Lenders (including such Defaulting Lender) had funded all of their respective defaulted Loans) over the aggregate outstanding principal amount of the applicable Loans of such Defaulting Lender. (e) The Administrative Agent will promptly advise each Lender of any notice of prepayment it receives from the Borrower, and in the case of any partial prepayment under Section 2.8(a) hereof, such prepayment shall be applied to the Class or tranche of Term Loans and the remaining amortization payments on such Term Loans in the manner specified by the Borrower or, if not so specified on or prior to the date of such optional prepayment, on a pro rata basis to all Classes or tranches of Term Loans in the direct order of maturity; provided that any prepayment of Initial Term Loans and 2026 Incremental Term Loans shall be on a pro rata basis. SECTION 2.9. Place and Application of Payments. (a) Each borrowing of a Class or tranche of Loans from the Lenders thereunder shall be made pro rata according to the Percentages of the applicable Lenders of such Class or tranche in effect on the date of such borrowing. Except as otherwise provided in this Credit Agreement, each payment on account of any Commitment Fee shall be allocated by the Administrative Agent among the Lenders under the applicable Class or tranche in accordance with their respective Percentages. Except as otherwise provided in this Credit Agreement, any reduction of a Class or tranche of Revolving Credit Commitments of the Lenders shall be allocated by the Administrative Agent among the Revolving Lenders pro rata according to the Percentages of the Revolving Lenders with respect thereto. Except as otherwise provided in this Credit Agreement, each payment (including each prepayment) by the Borrower hereunder on account of principal, interest or commitment fees on a Class or tranche of its Loans shall be allocated by the Administrative Agent pro rata to the Lenders of such Class or tranche according to the respective outstanding principal amounts thereof. (b) All payments of principal of and interest on the Loans and the Reimbursement Obligations, and of all other fees and amounts payable by the Borrower under this Credit Agreement and the other Fundamental Documents, shall be made by the Borrower to the Administrative Agent by no later than 2:00 p.m. on the due date thereof at the office of the Administrative Agent in New York, New York (or such other location as the Administrative Agent may designate to the Borrower in writing) for the benefit of the Lender or Lenders entitled thereto. Any payments received after such time shall be deemed to have been received by the Administrative Agent on the next Business Day. All such payments shall be made in Dollars, in immediately available funds at the place of payment, in each case without set-off or counterclaim, except as provided in Section 10.2. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest on Loans and on Reimbursement Obligations in which the Lenders have purchased Participating Interests ratably to the Lenders and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Credit Agreement. (c) Anything contained herein to the contrary notwithstanding, (x) pursuant to the exercise of remedies under Section 8.2 and Section 8.3 hereof or (y) after written instruction by the Required Lenders after the occurrence and during the continuation of an Event of Default, all payments and collections received in respect of the Obligations and all proceeds of the Collateral received, in each instance, by the Administrative Agent or any of the Lenders, shall be remitted to the Administrative Agent and distributed as follows:

82 (i) first, to the payment of any outstanding costs and expenses incurred by the Administrative Agent, and any security trustee therefor, in monitoring, verifying, protecting, preserving or enforcing the Liens on the Collateral, in protecting, preserving or enforcing rights under the Fundamental Documents, and in any event all costs and expenses of a character which the Borrower has agreed to pay the Administrative Agent under Section 11.4 hereof (such funds to be retained by the Administrative Agent for its own account unless it has previously been reimbursed for such costs and expenses by the Lenders, in which event such amounts shall be remitted to the Lenders to reimburse them for payments theretofore made to the Administrative Agent); (ii) second, to the payment of any outstanding interest and fees due under the Fundamental Documents to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof; (iii) third, to the payment of principal on the Term Loans, Revolving Loans, unpaid Reimbursement Obligations (together with amounts to be held by the Administrative Agent as collateral security for any outstanding L/C Obligations pursuant to Section 8.4 hereof (until the Administrative Agent is holding an amount of cash equal to the then outstanding amount of all Letters of Credit), to the extent the same have not been replaced or cancelled or otherwise provided for to the reasonable satisfaction of the Issuing Bank), any unpaid amounts in respect of Specified Swap Agreements and Specified Cash Management Agreements, the aggregate amount paid to (or held as collateral security for) the Lenders and, in the case of Specified Swap Agreements and Specified Cash Management Agreements, their Affiliates, to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof; (iv) fourth, to the payment of all other unpaid Obligations and all other indebtedness, obligations, and liabilities of the Parent and its Subsidiaries secured by the Collateral Documents to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof; and (v) fifth, to the Borrower or whoever else may be lawfully entitled thereto. Notwithstanding the foregoing, no amounts received from any Guarantor shall be applied to any Excluded Swap Obligations of such Guarantor. SECTION 2.10. Commitment Terminations. (a) The Initial Term Loan Commitments shall automatically terminate upon the making of the Initial Term Loans on the Closing Date. The 2026 Incremental Term Loan Commitments shall automatically terminate upon the making of the 2026 Incremental Term Loans on the Amendment No. 1 Effective Date. (b) The Borrower shall have the right at any time and from time to time, upon three Business Days’ prior written notice to the Administrative Agent (which notice may conditioned upon the effectiveness of other credit facilities, indentures or similar agreements or other transactions, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied), to terminate the Revolving Credit Commitments in whole or in part, any partial termination to be (i) in an amount not less than $500,000 or any greater amount that is an integral multiple of $100,000 and (ii) allocated ratably among the Lenders in proportion to their respective Revolver Percentages; provided that the Revolving Credit Commitments may not be reduced to an amount less than the sum of the aggregate principal amount of Revolving Loans and of L/C

83 Obligations then outstanding; provided further that all Revolving Credit Commitments shall terminate automatically on the Revolving Credit Termination Date. Any termination of the Revolving Credit Commitments below the L/C Sublimit then in effect shall reduce the L/C Sublimit by a like amount. The Administrative Agent shall give prompt notice to each Lender of any such termination (in whole or in part) of the Revolving Credit Commitments. Any termination of the Revolving Credit Commitments pursuant to this Section 2.10 may not be reinstated. SECTION 2.11. Evidence of Indebtedness. (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (b) The Administrative Agent shall also maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Class and tranche thereof, the type thereof and, with respect to Term Benchmark Loans, the Interest Period with respect thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender’s share thereof. (c) The entries maintained in the accounts maintained pursuant to clauses (a) and (b) above shall be prima facie evidence of the existence and amounts of the Loans and interest therein recorded; provided, however, that the failure of the Administrative Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay such Loans in accordance with their terms. (d) Any Lender may request that its Loans be evidenced by a promissory note or notes in the forms of Exhibit A-1 (in the case of its Term Loan and referred to herein as a “Term Note”), Exhibit A-2 (in the case of its Revolving Loans and referred to herein as a “Revolving Note”), as applicable (the Term Notes and Revolving Notes being hereinafter referred to collectively as the “Notes” and individually as a “Note”). In such event, the Borrower shall prepare, execute and deliver to such Lender a Note payable to such Lender in the amount of such Lender’s Percentage of the applicable Term Loan or Revolving Credit Commitment, as applicable. Thereafter, the Loans evidenced by such Note or Notes and interest thereon shall at all times (including after any assignment pursuant to Section 11.3) be represented by one or more Notes, except to the extent that any such Lender or assignee subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced as described in subsections (a) and (b) above. SECTION 2.12. Fees. (a) Revolving Credit Commitment Fee. The Borrower shall pay to the Administrative Agent for the ratable account of the Lenders according to their Revolver Percentages a commitment fee at a rate per annum equal to the applicable Commitment Fee Rate (computed on the basis of a year of 360 days and the actual number of days elapsed) on the average daily Unused Revolving Credit Commitments (the “Commitment Fee”); provided, however, that no Commitment Fee shall accrue to the Unused Revolving Credit Commitment of a Defaulting Lender, or be payable for the benefit of such Lender, so long as such Lender shall be a Defaulting Lender. Such Commitment Fee shall be payable quarterly in arrears on each Fee Payment Date (commencing on the first such date occurring after the Closing Date).

84 (b) Letter of Credit Fees. Quarterly in arrears, on each Fee Payment Date, commencing on the first such date occurring after the Closing Date, the Borrower shall pay to the Issuing Banks for their own account a fronting fee equal to 0.125% of the face amount of (or of the increase in the face amount of) each outstanding Letter of Credit. Quarterly in arrears, on each Fee Payment Date, commencing on the first such date occurring after the Closing Date, the Borrower shall pay to the Administrative Agent, for the ratable benefit of the Lenders according to their Revolver Percentages, a letter of credit fee at a rate per annum equal to the Applicable Margin then in effect with respect to Term Benchmark Loans under the Revolving Facility (computed on the basis of a year of 360 days and the actual number of days elapsed) during each day of such quarter applied to the daily average face amount of Letters of Credit outstanding during such quarter; provided that no letter of credit fee shall accrue to the Revolver Percentage of a Defaulting Lender, or be payable for the benefit of such Lender, so long as such Lender shall be a Defaulting Lender. In addition, the Borrower shall pay to the Issuing Banks for their own account the Issuing Banks’ standard drawing, negotiation, amendment, transfer and other administrative fees for each Letter of Credit. Such standard fees referred to in the preceding sentence may be established by the Issuing Banks from time to time. (c) Administrative Agent Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, the administrative fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent pursuant to the Administrative Agent Fee Letter or otherwise. (d) Fees Generally. All fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the applicable Lenders, except that the Borrower shall pay the fronting fees directly to the applicable Issuing Bank. Once paid when due and payable, none of the fees shall be refundable under any circumstances. SECTION 2.13. Incremental Credit Extensions. (a) At any time and from time to time after the Closing Date, subject to the terms and conditions set forth herein, the Borrower may, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly make such notice available to each of the Lenders), pursuant to an Incremental Amendment (“Incremental Amendment”) request to effect (i) one or more additional term loan facilities hereunder (which may take the form of delayed draw term loans) or increases in the aggregate amount of theany Term Facility (each such increase, a “Term Commitment Increase”) from one or more Additional Term Lenders or (ii) one or more additional revolving credit facilities (each such additional facility, an “Incremental Revolving Credit Facility”) or increases in the aggregate amount of the Revolving Credit Commitments (each such increase, a “Revolving Credit Commitment Increase” and together with any Term Commitment Increase, any Incremental Term Facility and any Incremental Revolving Credit Facility, a “Commitment Increase”) from Additional Revolving Lenders; provided that, unless otherwise provided below, upon the effectiveness of each Incremental Amendment: (A) except as otherwise agreed by the Additional Term Lenders providing an Incremental Facility to finance a Specified Acquisition permitted under this Credit Agreement, (i) no Default or Event of Default shall have occurred and be continuing or would exist after giving effect thereto, and (ii) the representations and warranties made by the Credit Parties pursuant to the Fundamental Documents shall be true and correct in all material respects (or in all respects, if qualified by materiality); provided that representations and warranties that are expressly stated to be as of an earlier date shall be accurate in all material respects as of such earlier date (or in all respects, if qualified by materiality) immediately prior to, and after giving effect to, the incurrence of such Incremental Facility,

85 (B) so long as any Revolving Credit Commitments or Term Loans are outstanding on such date, on the date of the incurrence or effectiveness of such Incremental Facility (in the case of the incurrence or effectiveness of an Incremental Revolving Credit Facility, assuming such Incremental Revolving Credit Facility has been drawn in full), the Parent shall be in compliance, on a Pro Forma Basis, with the financial ratios set forth in Section 7.9(a), (b) and (c) for the relevant fiscal quarter; (C) each Incremental Term Facility shall have a final maturity date no earlier than the Term Termination Date then in effect, (D) the Average Life of any Incremental Term Loans shall not be shorter than the Average Life of the Term Loans then outstanding, (E) any Incremental Revolving Loans will mature no earlier than, and will require no scheduled amortization or mandatory reduction of the commitments related thereto prior to, the Revolving Credit Termination Date then in effect and all other terms of any such Incremental Revolving Credit Facility shall be substantially identical to the Revolving Facility, (F) all Incremental Term Facilities shall rank pari passu or junior in right of payment and right of security in respect of the Collateral with the Term Loans or may be unsecured; provided that to the extent any such Incremental Term Facilities are subordinated in right of payment or right of security, or pari passu in right of security and subject to separate documentation, they shall be subject to an Intercreditor Agreement, (G) no Incremental Facility shall be guaranteed by any Person which is not a Credit Party, (H) any mandatory prepayment (other than scheduled amortization payments) of Incremental Term Loans that are pari passu in right of payment with any then-existing Term Loans shall be made on a pro rata basis with such then-existing Term Loans (and all other then-existing Incremental Term Loans requiring ratable prepayment), except that the Borrower and the Additional Lenders in respect of such Incremental Term Loans shall be permitted, in their sole discretion, to elect to prepay or receive, as applicable, any prepayments on a less than pro rata basis (but not on a greater than pro rata basis), notwithstanding anything in this Credit Agreement or any other Fundamental Document to the contrary, (I) the Parent shall have delivered to the Administrative Agent a certificate of a financial officer certifying to the effect set forth in subclauses (A) and (B), if applicable, above, together with, if applicable, reasonably detailed calculations demonstrating compliance with subclause (B) above, and (J) to the extent the terms of any Incremental Term Loans are not substantially identical to the terms applicable to the relevant Term Facility (except with respect to pricing and fees and to the extent permitted by the foregoing clauses above and other than any terms which are applicable only after the then-existing maturity date with respect to the relevant Term Facility), such terms shall be reasonably satisfactory to the Administrative Agent. (b) Notwithstanding anything to contrary herein, the aggregate principal amount of all Commitment Increases shall not exceed (i) the greater of (x) $200,000,000 and (y) 50% of Adjusted EBITDA as of the most recently ended Test Period, calculated on a Pro Forma Basis (in the case of each (x) and (y), less the aggregate principal amount of Incremental Equivalent Debt incurred pursuant to Section

86 7.1(c)(i)(B) in reliance on this clause (i) of the Incremental Cap) (the “Fixed Dollar Incremental Amount”), plus (ii) an unlimited amount so long as in the case of this clause (ii), the Net Total Leverage Ratio does not exceed 3.50 to 1.00, determined on a Pro Forma Basis after giving effect to such Commitment Increase and the application of the proceeds thereof and any related transaction, assuming (x) that all such Indebtedness incurred pursuant to such Commitment Increase (including the Incremental Equivalent Debt) is secured on a first lien basis even if not so secured, and (y) in the case of an Incremental Revolving Credit Facility, such Incremental Revolving Credit Facility has been drawn in full as of the last day of the most recently ended period of four consecutive fiscal quarters for which financial statements have been or were required to be delivered pursuant to Section 6.1(a) and Section 6.1(b) (such amount under this clause (ii), the “Ratio-Based Incremental Amount”); provided that any Incremental Facility may be incurred under either clause (i) or clause (ii) as selected by the Borrower in its sole discretion, including by designating any portion of any Incremental Facility in excess of an amount permitted to be incurred under clause (ii) at the time of such incurrence as incurred under clause (i), and unless the Borrower otherwise elects, any portion of any Commitment Increase that could be established in reliance on this clause (ii) at the time of incurrence shall be deemed to have been incurred in reliance on the Ratio-Based Incremental Amount without reducing the Fixed Dollar Incremental Amount (the total aggregate amount described under clauses (i) and (ii) hereof, the “Incremental Cap”). Each Commitment Increase shall be in a minimum principal amount of $10,000,000 and integral multiples of $1,000,000 million in excess thereof; provided that such amount may be less than $10,000,000 if such amount represents all the remaining availability under the aggregate principal amount of Commitment Increases set forth above. No Lender shall be obligated to provide any Commitment Increase unless it so agrees. (c) Each notice from the Borrower pursuant to this Section 2.13 shall set forth the requested amount of the relevant Commitment Increase. (d) Upon the implementation of any Incremental Revolving Credit Facility or Revolving Credit Commitment Increase pursuant to this Section 2.13, (A) each Revolving Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each relevant Additional Revolving Lender, and each relevant Additional Revolving Lender will automatically and without further act be deemed to have assumed a portion of such Revolving Lender’s Participating Interests such that, after giving effect to each deemed assignment and assumption of participations, all of the Revolving Lenders’ (including each Additional Revolving Lender’s) Participating Interests shall be held on a pro rata basis on the basis of their Revolver Percentage (after giving effect to any Revolving Credit Commitment Increase) and (B) the existing Revolving Lenders of the applicable Class or tranche shall assign Revolving Loans to certain other Revolving Lenders of such Class or tranche (including the Additional Revolving Lenders providing the relevant Revolving Credit Commitment Increase), and such other Revolving Lenders (including the Additional Revolving Lenders providing the relevant Revolving Credit Commitment Increase) shall purchase such Revolving Loans, in each case to the extent necessary so that all of the Revolving Lenders of such Class or tranche participate in each outstanding Borrowing of Revolving Loans of such Class or tranche pro rata on the basis of their Revolver Percentage (after giving effect to any Revolving Credit Commitment Increase); it being understood and agreed that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Credit Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence. (e) Effective on the date of each Incremental Revolving Credit Facility the maximum amount of L/C Exposure permitted hereunder shall increase by an amount, if any, agreed upon by the Administrative Agent, the Issuing Banks and the Borrower; provided that the L/C Exposure shall not exceed the Revolving Credit Commitment after giving effect to the Incremental Revolving Credit Facility.

87 (f) An Incremental Amendment may, subject to Section 2.13(a), without the consent of any other Lenders, effect such amendments to this Credit Agreement and the other Fundamental Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.13 (including, in connection with a Revolving Credit Commitment Increase, to reallocate Revolving Exposure on a pro rata basis among the relevant Revolving Lenders). SECTION 2.14. [Reserved]. SECTION 2.15. Refinancing Facilities. (a) Notwithstanding anything to the contrary in this Credit Agreement, the Borrower may by written notice to the Administrative Agent establish one or more additional tranches of term loans under this Credit Agreement (such loans, “Refinancing Term Loans”), all Net Cash Proceeds of which are used to refinance in whole or in part any Class or tranche of Term Loans pursuant to Section 2.8(c)(i). Each such notice shall specify the date (each, a “Refinancing Effective Date”) on which the Borrower proposes that the Refinancing Term Loans shall be made, which shall be a date not earlier than five (5) Business Days after the date on which such notice is delivered to the Administrative Agent (or such shorter period agreed to by the Administrative Agent in its sole discretion); provided that: (i) before and after giving effect to the borrowing of such Refinancing Term Loans on the Refinancing Effective Date each of the conditions set forth in Section 5.2 shall be satisfied; (ii) the final maturity date of the Refinancing Term Loans shall be no earlier than the maturity date of the refinanced Term Loans; (iii) the Average Life of such Refinancing Term Loans shall be no shorter than the then-remaining Average Life of the refinanced Term Loans; (iv) the aggregate principal amount of the Refinancing Term Loans shall not exceed the outstanding principal amount of the refinanced Term Loans plus amounts used to pay fees, premiums, costs and expenses (including original issue discount) and accrued interest associated therewith and other fees, costs and expenses relating thereto; (v) all other terms applicable to such Refinancing Term Loans (other than provisions relating to original issue discount, upfront fees, interest rates and any other pricing terms and optional prepayment or mandatory prepayment or redemption terms, which shall be as agreed between the Borrower and the Lenders providing such Refinancing Term Loans) shall be substantially similar to, or no less favorable to the Parent and its Subsidiaries, when taken as a whole, than (as reasonably determined by the Parent), the terms, taken as a whole, applicable to the Term Loans being refinanced (except to the extent such covenants and other terms apply solely to any period after the latest maturity date applicable to the Term Loans being refinanced unless less favorable terms are added for the benefit of the existing Lenders); (vi) with respect to Refinancing Term Loans secured by Liens on the Collateral, such Liens rank pari passu in right of security to the Term Loans and are subject to a customary Intercreditor Agreement; (vii) there shall be no borrower (other than the Borrower or another Credit Party organized and existing under laws of Canada, any province of Canada, the United States of America, any State of the United States or the District of Columbia and the Administrative Agent

88 shall have received at least three Business Days prior to the proposed funding date of such Refinancing Term Loans any information requested at least ten Business Days prior to the proposed funding date of such Refinancing Term Loans by the Administrative Agent that the Administrative Agent reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA Patriot Act and the PCML Act) and no guarantors (other than the Guarantors) in respect of such Refinancing Term Loans; and (viii) Refinancing Term Loans shall not be secured by any assets of the Parent and its Subsidiaries other than the Collateral. (b) The Borrower may approach any Lender or any other person that would be an Eligible Assignee to provide all or a portion of the Refinancing Term Loans; provided that any Lender offered or approached to provide all or a portion of the Refinancing Term Loans may elect or decline, in its sole discretion, to provide a Refinancing Term Loan. Any Refinancing Term Loans made on any Refinancing Effective Date shall be designated an additional Class or tranche of Term Loans for all purposes of this Credit Agreement; provided, further, that any Refinancing Term Loans may, to the extent provided in the applicable Refinancing Amendment governing such Refinancing Term Loans, be designated as an increase in any previously established Class or tranche of Term Loans made to the Borrower. (c) Notwithstanding anything to the contrary in this Credit Agreement, the Borrower may by written notice to the Administrative Agent establish one or more additional Facilities (“Replacement Revolving Facilities”) providing for revolving commitments (“Replacement Revolving Credit Commitments”), which replace in whole or in part any Class or tranche of Revolving Credit Commitments under this Credit Agreement. Each such notice shall specify the date (each, a “Replacement Revolving Credit Facility Effective Date”) on which the Borrower proposes that the Replacement Revolving Credit Commitments shall become effective, which shall be a date not less than five (5) Business Days after the date on which such notice is delivered to the Administrative Agent (or such shorter period agreed to by the Administrative Agent in its reasonable discretion); provided that: (i) before and after giving effect to the establishment of such Replacement Revolving Credit Commitments on the Replacement Revolving Credit Facility Effective Date, each of the conditions set forth in Section 5.2 shall be satisfied; (ii) after giving effect to the establishment of any Replacement Revolving Credit Commitments and any concurrent reduction in the aggregate amount of any other Revolving Credit Commitments, the aggregate amount of Revolving Credit Commitments shall not exceed the aggregate amount of the Revolving Credit Commitments outstanding immediately prior to the applicable Replacement Revolving Credit Facility Effective Date plus amounts used to pay fees, premiums, costs and expenses (including original issue discount) and accrued interest associated therewith and other fees, costs and expenses relating thereto; (iii) no Replacement Revolving Credit Commitments shall have a final maturity date (or require commitment reductions or amortizations) prior to the Revolving Credit Termination Date for the Revolving Credit Commitments being replaced; (iv) all other terms applicable to such Replacement Revolving Facility (other than provisions relating to (x) fees, interest rates and other pricing terms and prepayment and commitment reduction and optional redemption terms which shall be as agreed between the Borrower and the Lenders providing such Replacement Revolving Credit Commitments and (y)

89 the amount of any letter of credit sublimit under such Replacement Revolving Facility, which shall be as agreed between the Borrower, the Lenders providing such Replacement Revolving Credit Commitments, the Administrative Agent and the replacement issuing bank, if any, under such Replacement Revolving Credit Commitments), when taken as a whole, shall be substantially similar to, or no less favorable to the Parent and its Subsidiaries than (as reasonably determined by the Parent), those, taken as a whole, applicable to the Revolving Credit Commitments so replaced (except to the extent such covenants and other terms apply solely to any period after the latest Revolving Credit Termination Date in effect at the time of incurrence or added for the benefit of the existing Lenders); (v) there shall be no borrower (other than the Borrower or another Credit Party organized and existing under laws of Canada, any province of Canada, the United States of America, any State of the United States or the District of Columbia and the Administrative Agent shall have received at least three Business Days prior to the proposed funding date of such Refinancing Term Loans any information requested at least ten Business Days prior to the proposed funding date of such Refinancing Term Loans by the Administrative Agent that the Administrative Agent reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA Patriot Act and the PCML Act) and no guarantors (other than the Guarantors) in respect of such Replacement Revolving Facility; (vi) Replacement Revolving Credit Commitments and extensions of credit thereunder shall not be secured by any asset of the Parent and its Subsidiaries other than the Collateral; and (vii) if such Replacement Revolving Facility is secured by Liens on the Collateral, such Liens rank pari passu in right of security to the Revolving Loans and are subject to a customary Intercreditor Agreement. (d) The Borrower may approach any Lender or any other person that would be an Eligible Assignee of a Revolving Credit Commitment to provide all or a portion of the Replacement Revolving Credit Commitments; provided that any Lender offered or approached to provide all or a portion of the Replacement Revolving Credit Commitments may elect or decline, in its sole discretion, to provide a Replacement Revolving Credit Commitment. Any Replacement Revolving Credit Commitment made on any Replacement Revolving Credit Facility Effective Date shall be designated an additional Class or tranche of Revolving Credit Commitments for all purposes of this Credit Agreement; provided that any Replacement Revolving Credit Commitments may, to the extent provided in the applicable Refinancing Amendment, be designated as an increase in any previously established Class or tranche of Revolving Credit Commitments. (e) The Borrower and each Lender providing the applicable Refinancing Term Loans and/or Replacement Revolving Credit Commitments (as applicable) shall execute and deliver to the Administrative Agent an amendment to this Credit Agreement (a “Refinancing Amendment”) and such other documentation as the Administrative Agent shall reasonably specify to evidence such Refinancing Term Loans and/or Replacement Revolving Credit Commitments (as applicable). For purposes of this Credit Agreement and the other Fundamental Documents, (A) if a Lender is providing a Refinancing Term Loan, such Lender will be deemed to have a Term Loan having the terms of such Refinancing Term Loan and (B) if a Lender is providing a Replacement Revolving Credit Commitment, such Lender will be deemed to have a Revolving Credit Commitment having the terms of such Replacement Revolving Credit Commitment. Notwithstanding anything to the contrary set forth in this Credit Agreement or any other Fundamental Document (including without limitation this Section 2.15), (i) no Refinancing Term Loan or Replacement Revolving Credit Commitment is required to be in any minimum amount or any minimum

90 increment, (ii) there shall be no condition to any incurrence of any Refinancing Term Loan or Replacement Revolving Credit Commitment at any time or from time to time other than those set forth in clauses (a) or (c) above, as applicable, and (iii) all Refinancing Term Loans, Replacement Revolving Credit Commitments and all obligations in respect thereof shall be Obligations under this Credit Agreement and the other Fundamental Documents that rank equally and ratably in right of security with the Term Loans and other Obligations. SECTION 2.16. Defaulting Lenders. Notwithstanding any provision of this Credit Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender: (a) Fees shall cease to accrue for such Defaulting Lender pursuant to Section 2.12. (b) The Revolving Credit Commitments, Loans and Revolving Exposure of such Defaulting Lender shall not be included in determining whether the Required Lenders or Required RC Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 11.12); provided that this Section 2.16(b) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification effecting (i) an increase or extension of such Defaulting Lender’s Revolving Credit Commitment or (ii) the reduction or excuse of principal amount of, or interest or fees payable on, such Defaulting Lender’s Loans or the postponement of the scheduled date of payment of such principal amount, interest or fees to such Defaulting Lender. (c) If any Letters of Credit exist at the time such Lender becomes a Defaulting Lender then: (i) Such Defaulting Lender’s L/C Exposure shall be reallocated among the non- Defaulting Lenders in accordance with their respective Revolver Percentages (but excluding the Revolving Credit Commitments of all the Defaulting Lenders from both the numerator and the denominator) but only to the extent (w) the sum of all the Revolving Exposure owed to all non- Defaulting Lenders does not exceed the total of all non-Defaulting Lenders’ Unused Revolving Credit Commitments, (x) the Revolving Exposure owed to any non-Defaulting Lender does not exceed such non-Defaulting Lender’s Revolving Credit Commitment, (y) the representations and warranties of each Credit Party set forth in the Fundamental Documents to which it is a party are true and correct at such time, except to the extent that any such representation and warranty relates to an earlier date (in which case such representation and warranty shall be true and correct as of such earlier date), and (z) no Default shall have occurred and be continuing at such time; (ii) If the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall, within two Business Days following notice by the Administrative Agent, cash collateralize for the benefit of relevant Issuing Banks such Defaulting Lender’s L/C Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) for so long as any Letters of Credit are outstanding; (iii) If the Borrower cash collateralizes any portion of such Defaulting Lender’s L/C Exposure pursuant to clause (ii) above, the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.12(b) with respect to such Defaulting Lender’s L/C Exposure during the period such Defaulting Lender’s L/C Exposure is cash collateralized by the Borrower; (iv) If L/C Exposures of the non-Defaulting Lenders are reallocated pursuant to clause (i) above, then the fees payable to the Revolving Lenders pursuant to Section 2.12(a) and

91 Section 2.12(b) shall be adjusted to reflect such non-Defaulting Lenders’ L/C Exposure as reallocated; and (v) If any Defaulting Lender’s L/C Exposure is neither cash collateralized nor reallocated pursuant to clauses (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Banks or any Revolving Lender hereunder, all letter of credit fees payable under Section 2.12(b) with respect to such Defaulting Lender’s L/C Exposure shall be payable to each applicable Issuing Bank until such L/C Exposure is cash collateralized and/or reallocated. (d) So long as such Defaulting Lender is a Defaulting Lender, the Issuing Banks shall not be required to issue, amend or increase any Letter of Credit, unless the related L/C Exposure will be 100% covered by the Unused Revolving Credit Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrower in accordance with Section 2.16(c)(ii), and the participating interests in any such newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.16(c)(i) (and such Defaulting Lender shall not participate therein). The rights and remedies against a Defaulting Lender under this Credit Agreement are in addition to other rights and remedies that Borrower may have against such Defaulting Lender with respect to any funding default and that the Administrative Agent or any Lender may have against such Defaulting Lender with respect to any funding default. In the event that the Administrative Agent, the Borrower and each applicable Issuing Bank agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Revolving Exposure shall be readjusted to reflect the inclusion of such Lender’s unused Revolving Credit Commitment and on such date such Lender shall purchase at par such of the Revolving Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause such outstanding Revolving Loans and funded and unfunded participations in Letters of Credit to be held on a pro rata basis by the Revolving Lenders (including such Lender) in accordance with their applicable percentages, whereupon such Lender will cease to be a Defaulting Lender and will be a non-Defaulting Lender and any applicable cash collateral shall be promptly returned to the Borrower and any L/C Exposure of such Lender reallocated pursuant to the requirements above shall be reallocated back to such Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; provided that, subject to Section 11.22 and except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender. ARTICLE 3 CHANGES IN CIRCUMSTANCES, TAXES, INDEMNITY SECTION 3.1. Alternate Rate of Interest. (a) Subject to clauses (b), (c), (d), (e) and (f) of this Section 3.1, if: (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining Adjusted Term SOFR (including because the Term SOFR Reference Rate is not available or published on a current basis), for such Interest Period; or (ii) the Administrative Agent is advised by the Required Lenders that prior to the commencement of any Interest Period for a Term Benchmark Borrowing, Adjusted Term

92 SOFR for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period; then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.5(a) or a new Borrowing Request in accordance with the terms of Section 2.5(a), any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and any Borrowing Request that requests a Term Benchmark Borrowing shall instead be deemed to be an Interest Election Request or a Borrowing Request, as applicable, for a Base Rate Borrowing above; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then all other Types of Borrowings shall be permitted. Furthermore, if any Term Benchmark Loan is outstanding on the date of the Borrower’s receipt of the notice from the Administrative Agent referred to in this Section 3.1(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan, then until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.5(a) or a new Borrowing Request in accordance with the terms of Section 2.5(a), any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, a Base Rate Loan. (b) Notwithstanding anything to the contrary herein or in any other Fundamental Document (and any Interest Rate Agreement or Currency Agreement shall be deemed not to be a “Fundamental Document” for purposes of this Section 3.1), if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Fundamental Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Credit Agreement or any other Fundamental Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (c) Notwithstanding anything to the contrary herein or in any other Fundamental Document, the Administrative Agent in consultation with the Borrower will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Fundamental Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Credit Agreement or any other Fundamental Document. (d) The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (e) below and (i) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.1, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole

93 discretion and without consent from any other party to this Credit Agreement or any other Fundamental Document, except, in each case, as expressly required pursuant to this Section 3.1. (e) Notwithstanding anything to the contrary herein or in any other Fundamental Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (i) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (f) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Term Benchmark Borrowing, conversion to or continuation of Term Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any request for a Term Benchmark Borrowing into a request for a Borrowing of or conversion to a Base Rate Borrowing. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. Furthermore, if any Term Benchmark Loan is outstanding on the date of the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan, then until such time as a Benchmark Replacement is implemented pursuant to this Section 3.1, any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, a Base Rate Loan. SECTION 3.2. Change in Legality. (a) Notwithstanding anything to the contrary contained elsewhere in this Credit Agreement, if any change after the date hereof in Applicable Law, guideline or order, or in the interpretation thereof by any Governmental Authority charged with the administration thereof, shall make it unlawful for any Lender to make or maintain any Term Benchmark Loan or to give effect to its obligations as contemplated hereby with respect to a Term Benchmark Loan, then, by written notice to the Borrower and the Administrative Agent such Lender may (i) declare that Term Benchmark Loans will not thereafter be made by such Lender hereunder and/or (ii) require that, subject to Section 3.6, all outstanding Term Benchmark Loans made by it be converted to Base Rate Loans whereupon all of such Term Benchmark Loans shall automatically be converted to Base Rate Loans as of the effective date of such notice as provided in paragraph (b) below. Such Lender’s Percentage of any subsequent Term Benchmark Loan shall, instead, be a Base Rate Loan unless such declaration is subsequently withdrawn. (b) A notice to the Borrower by any Lender pursuant to paragraph (a) above shall be effective for purposes of clause (ii) thereof, if lawful, on the last day of the current Interest Period for each outstanding Term Benchmark Loan; and in all other cases, on the date of receipt of such notice by the Borrower.

94 SECTION 3.3. Change in Circumstances(a) . (a) In the event that any Change in Law shall occur or, with respect to clause (iii) below, after the Closing Date, any changes in conditions shall occur, which in either case shall: (i) subject any Lender to, or increase the net amount of, any tax, levy, impost, duty, charge, fee, deduction or withholding with respect to any Loan, or change the basis of taxation of any payment to any Lender of principal of or interest on any Loan or other fees and amounts payable to any Lender hereunder (other than (A) withholding tax imposed by Canada or the United States of America, or any political subdivision or taxing authority thereof or therein, or (B) any other tax, levy, impost, duty, charge, fee, deduction or withholding (x) that is measured with respect to the overall net income of such Lender or of a Lending Office of such Lender, and that is imposed by Canada, the United States of America or by the jurisdiction in which such Lender or Lending Office carries on business, is incorporated, located, managed or controlled, or has its principal office or a presence not otherwise connected with, or required by, this transaction (or any political subdivision or taxing authority thereof or therein), (y) that is imposed solely by reason of any Lender failing to make a declaration of, or otherwise to establish, nonresidence, or to make any other claim for exemption, or otherwise to comply with any certification, identification, information, documentation or reporting requirements prescribed under the laws of the relevant jurisdiction, in those cases where a Lender may properly make such declaration or claim or so establish nonresidence or otherwise comply or (z) imposed under FATCA); or (ii) impose, modify or deem applicable any reserve, deposit or similar requirement against any assets held by, deposits with or for the account of, or loans or commitments by, an office of such Lender with respect to any Loan; or (iii) impose upon such Lender or the London interbank market any other condition with respect to this Credit Agreement; and the result of any of the foregoing shall be to increase the actual cost to such Lender of making or maintaining any Term Benchmark Loan hereunder or to reduce the amount of any payment (whether of principal, interest or otherwise) received or receivable by such Lender in connection with any Term Benchmark Loan hereunder, or to require such Lender to make any payment in connection with any Term Benchmark Loan hereunder, in each case by or in an amount which such Lender in its sole judgment shall deem material, then and in each case, the Borrower agrees to pay to the Administrative Agent for the account of such Lender, as provided in paragraph (c) below, such amounts as shall be necessary to compensate such Lender for such cost, reduction or payment. (b) If any Lender or an Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the applicable Issuing Bank’s capital or on the capital of such Lender’s or such Issuing Bank holding company, if any, as a consequence of this Credit Agreement or the Loans made or Letters of Credit issued or participated in by such Lender or such Issuing Bank pursuant hereto to a level below that which such Lender or such Lender’s or such Issuing Bank’s holding company could have achieved but for such applicability, adoption, change or compliance (taking into consideration such Lender’s or such Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy or liquidity) by an amount deemed by such Lender or such Issuing Bank to be material, then from time to time the Borrower agrees to pay to the Administrative Agent for the account of such Lender, as provided in paragraph (c) below, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered to the extent attributable to this Credit Agreement or the Loans or Letters of Credit issued or participated in made pursuant hereto.

95 (c) Each Lender and Issuing Bank shall deliver to the Borrower and to the Administrative Agent from time to time one or more certificates setting forth the amounts due to such Lender or such Issuing Bank under paragraphs (a) or (b) above, the changes as a result of which such amounts are due and the manner of computing such amounts. Each such certificate shall be conclusive in the absence of manifest error. The Borrower shall pay to the Administrative Agent for the account of each such Lender or such Issuing Bank the amounts shown as due on any such certificate within fifteen (15) Business Days after the Borrower’s receipt of the same. Failure on the part of any Lender or such Issuing Bank to demand compensation under paragraphs (a) or (b) above on any one occasion shall not constitute a waiver of its right to demand such compensation on any other occasion, provided that the Borrower shall not be required to compensate a Lender or Issuing Bank pursuant to paragraphs (a) or (b) above for any increased costs incurred or reductions suffered more than 180 days prior to the date that such Lender or Issuing Bank, as the case may be, notifies the Borrower of the changes giving rise to such increased costs or reductions and of such Lender’s or Issuing Bank’s intention to claim compensation therefrom. The protection of this Section 3.3 shall be available to each Lender or such Issuing Bank regardless of any possible contention of the invalidity or inapplicability of any law, regulation or other condition which shall give rise to any demand by such Lender or such Issuing Bank for compensation hereunder. (d) Each Lender agrees that after it becomes aware of the occurrence of an event or the existence of a condition that (i) would cause it to incur any increased cost hereunder or render it unable to perform its agreements hereunder for the reasons specifically set forth in this Section 3.3 or Section 3.4 or (ii) would require the Borrower to pay an increased amount under this Section 3.3 or Section 3.4, to the extent not inconsistent with such Lender’s internal policies it will use reasonable efforts to make, fund or maintain the affected Loans of such Lender through another Lending Office of such Lender if as a result thereof the additional monies which would otherwise be required to be paid or the reduction of amounts receivable by such Lender thereunder in respect of such Loans would be materially reduced, or such inability to perform would cease to exist, or the increased costs which would otherwise be required to be paid in respect of such Loans pursuant to this Section 3.3 or Section 3.4 would be materially reduced or the taxes or other amounts otherwise payable under this Section 3.3 or Section 3.4 would be materially reduced, and if, as determined by such Lender, in its sole discretion, the making, funding or maintaining of such Loans through such other Lending Office would not otherwise materially adversely affect such Loans or such Lender. (e) Each Lender will use reasonable efforts to notify the Borrower, through the Administrative Agent, of any event of which it has knowledge that will entitle such Lender to compensation pursuant to this Section 3.3 or Section 3.4. Other than as set forth in this Section 3.3, no inadvertent failure by any Lender to give (or delay in giving) such notice shall adversely affect such Lender’s rights to such compensation. (f) If the Borrower shall receive notice from any Lender that amounts are due to such Lender pursuant to paragraph (c) hereof or that any of the events designated in paragraph (d) hereof have occurred, the Borrower may (but subject in any such case to the payments required by Section 3.1 and Section 3.6), upon at least five (5) Business Days’ prior written or telecopier notice to such Lender and the Administrative Agent, identify to the Administrative Agent a lending institution acceptable to the Borrower and the Administrative Agent, which will purchase the Revolving Credit Commitments, the amount of outstanding Loans and any participations in Letters of Credit from the Lender providing such notice, and such Lender shall thereupon assign its Revolving Credit Commitment, any Loans owing to such Lender, any participations in Letters of Credit and the Notes held by such Lender to such replacement lending institution pursuant to Section 11.3. (g) This Section shall survive the termination of this Credit Agreement and the payment of the Loans and/or the expiration of any Letter of Credit.

96 SECTION 3.4. Withholding Taxes. (a) Prior to the date of the initial Loans hereunder, and prior to the effective date set forth in the Assignment and Assumption with respect to any Lender becoming a Lender after the date hereof, and from time to time thereafter if requested by the Borrower or the Administrative Agent or required because, as a result of a Change in Law or a change in circumstances or otherwise, a previously delivered form or statement becomes incomplete or incorrect in any material respect, each Lender shall provide, if applicable and to the extent a Lender is legally entitled to do so, the Administrative Agent and the Borrower with complete, accurate and duly executed forms or other statements prescribed by the Canada Revenue Agency or the Internal Revenue Service of the United States, as applicable, certifying such Lender’s exemption from, or entitlement to a reduced rate of, Canadian or United States withholding taxes (including backup withholding taxes) with respect to all payments to be made to such Lender hereunder and under any other Fundamental Document; provided that, notwithstanding anything herein to the contrary, such forms and other statements prescribed by the Canada Revenue Agency shall not be required to be delivered by any Lender pursuant to this Section 3.4(a). Where a payment made to a Lender organized under the laws of a jurisdiction outside the United States would be subject to U.S. federal withholding tax imposed by FATCA if such Lender fails to comply with the applicable reporting requirements of FATCA, such Lender shall deliver to the Administrative Agent and the Borrower at the time or times prescribed by Applicable Law and at such time or times reasonably requested by the Borrower or the Administrative Agent, such documentation under any Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) or reasonably requested by the Administrative Agent or the Borrower sufficient for the Administrative Agent or the Borrower to comply with their respective obligations under FATCA and to determine that such Lender has complied with such applicable reporting requirements, or to determine the amount to deduct and withhold, if any, from such payment. Solely for purposes of the preceding sentence, “FATCA” shall include any amendments made to FATCA after the date of this Credit Agreement. (b) The Borrower and the Administrative Agent shall be entitled to deduct and withhold any and all present or future taxes or withholdings, and all liabilities with respect thereto, from payments to a Lender hereunder or under any other Fundamental Document, if and to the extent that the Borrower or the Administrative Agent in good faith determines that such deduction or withholding is required by the law of Canada or the United States, including, without limitation, any applicable treaty of Canada or the United States. In the event the Borrower or the Administrative Agent shall so determine that deduction or withholding of taxes is required, they shall advise the affected Lender as to the basis of such determination prior to actually deducting and withholding such taxes. In the event the Borrower or the Administrative Agent shall so deduct or withhold taxes from amounts payable hereunder, they (i) shall pay to, or deposit with, the appropriate taxing authority in a timely manner the full amount of taxes it has deducted or withheld; (ii) shall provide to each Lender from whom taxes were deducted or withheld, evidence of payment of such taxes to, or the deposit thereof with, the appropriate taxing authority and a statement setting forth the amount of taxes deducted or withheld, the applicable rate, and any other information or documentation reasonably requested by such Lender; and (iii) shall forward to each such Lender any official tax receipts or other documentation with respect to the payment or deposit of the deducted or withheld taxes as may be issued from time to time by the appropriate taxing authority. Unless the Borrower and the Administrative Agent have received forms or other documents satisfactory to them indicating that payments hereunder or under any Note are not subject to Canadian or United States withholding tax (as applicable) or are subject to such tax at a rate reduced by an applicable tax treaty, the Borrower or the Administrative Agent may withhold taxes from such payments at the applicable statutory rate in the case of payments to or for any Lender organized under the laws of a jurisdiction outside Canada or the United States, as the case may be. (c) Each Lender agrees (i) to the extent required by Applicable Law, that as between it and the Borrower or the Administrative Agent, such Lender shall be the Person to deduct and withhold

97 taxes, and shall deduct and withhold taxes on amounts that such Lender may remit to any other Person(s) by reason of any undisclosed transfer or assignment of an interest in this Credit Agreement to such other Person(s) pursuant to Section 11.3; and (ii) to indemnify the Administrative Agent and any Related Party of the Administrative Agent against, and to hold them harmless from, any tax, interest, additions to tax, penalties, reasonable counsel and accountants’ fees, disbursements or payments arising from (a) the assertion by any appropriate taxing authority of any claim against them relating to a failure to withhold taxes as required by law with respect to such Lender or (b) the failure of such Lender to comply with the provisions of Section 11.3(d) relating to the maintenance of a Participant Register. (d) Each assignee of a Lender’s interest in this Credit Agreement in conformity with Section 11.3 shall be bound by this Section 3.4, so that such assignee will have all of the obligations and provide all of the forms and statements and all indemnities, representations and warranties required to be given under this Section 3.4. (e) Notwithstanding the foregoing, in the event that either (A) any withholding taxes or additional withholding taxes required by the law of the United States (other than, for the avoidance of doubt, any such taxes that are Excluded Taxes) shall become payable in respect of any sum payable hereunder or under any other Fundamental Document to any Lender or the Administrative Agent solely as a result of any change in any statute, treaty, ruling, determination or regulation occurring after the Closing Date or, if later, the date on which such Lender becomes a Lender hereunder (pursuant to an assignment or otherwise) or changes its applicable Lending Office, or (B) any withholding taxes or additional withholding taxes required by the law of Canada (other than, for the avoidance of doubt, any such taxes that are Excluded Taxes) shall become payable in respect of any sum payable hereunder or under any other Fundamental Document to any Lender or the Administrative Agent, (i) the sum payable by the Borrower or any Guarantor shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.4) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the applicable withholding agent, shall make such deductions, (iii) the applicable withholding agent shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with Applicable Law and (iv) the applicable withholding agent shall forward to such Lender or the Administrative Agent (as the case may be) the official tax receipts or other documentation pursuant to Section 3.4(b). In addition, the Borrower shall indemnify each Lender, the Issuing Bank and the Administrative Agent within ten (10) Business Days after written demand, for any additional withholding taxes paid by such Lender, Issuing Bank or the Administrative Agent, as the case may be, in respect of which withholding taxes the Borrower or any Guarantor would have a gross-up obligation pursuant to clause (i) in the immediately preceding sentence, or any liability (including penalties and interest) arising therefrom or with respect thereto, whether or not such additional withholding taxes were correctly or legally asserted by the relevant Governmental Authority. Notwithstanding anything to the contrary in this Credit Agreement, the Borrower will not be required to pay any increased amounts or indemnify any Person for Excluded Taxes. (f) In the event that a Lender receives a refund of taxes withheld or paid pursuant to clause (e) of this Section, which refund is identified by such Lender as being a result of taxes withheld or paid in connection with sums payable hereunder or under any other Fundamental Document, such Lender shall promptly notify the Administrative Agent and the Borrower and shall, if no Default or Event of Default has occurred and is continuing, remit to the Borrower the amount of such refund allocable to payments made hereunder or under any other Fundamental Document, net of any reasonable out-of-pocket expenses (including taxes) incurred in obtaining such refund. (g) Each Lender agrees that after it becomes aware of the occurrence of an event that would cause the Borrower to pay any amount pursuant to clause (e) of this Section 3.4, it will use reasonable

98 efforts to notify the Borrower of such event and, to the extent not inconsistent with such Lender’s internal policies, will use its reasonable efforts to make, fund or maintain the affected Loans of such Lender through another Lending Office of such Lender if as a result thereof the additional monies which would otherwise be required to be paid by reason of Section 3.4(e) in respect of such Loans would be materially reduced, and if, as determined by such Lender, in its discretion, the making, funding or maintaining of such Loans through such other Lending Office would not otherwise materially adversely affect such Loans or such Lender. (h) This Section shall survive the termination of this Credit Agreement and the payment of the Loans. For purposes of this Section 3.4, the term “Lender” includes the Issuing Banks. SECTION 3.5. Foreign Currency Conversion; Withholding. If the net amount of any payment received by the Administrative Agent hereunder, after such amount has (in the case of an amount received in a currency other than Dollars and/or received outside of the United States) been converted into Dollars and transferred to New York in accordance with normal banking procedures, is less than the amount otherwise then due and owing by the Borrower to the Lenders hereunder, or if the Administrative Agent is unable to immediately convert and transfer any such amount as aforesaid, then the borrower agrees as a separate obligation to the Lenders to indemnify the Lenders against the loss incurred by reason of such shortfall or delay to the extent but only to the extent such shortfall or delay is due to (i) the application of any exchange controls or similar laws and regulations or (ii) the fact that such amount was received in a currency other than Dollars; and if the amount of Dollars thus received by the Administrative Agent, after such conversion, exceeds the amount otherwise then due and owing, the Administrative Agent shall remit such excess to the Borrower. SECTION 3.6. Indemnity. The Borrower shall reimburse each Lender on demand for any loss (excluding any loss of the Applicable Margin) incurred or to be incurred by it in the reemployment of the funds released (i) by any prepayment or conversion (for any reason) of any Term Benchmark Loan if such Loan is repaid other than on its last day of the Interest Period for such Loan or (ii) in the event that after the Borrower delivers a notice of advance, continuation or conversion of a Borrowing under Section 2.5 in respect of Term Benchmark Loans, such Loan is not made on the first day of the Interest Period specified in such notice of borrowing for any reason other than (I) a suspension or limitation under Section 3.3(b) of the right of the Borrower to select a Term Benchmark Loan or (II) a breach by the Lenders of their obligation hereunder. Such loss shall be the amount as reasonably determined by such Lender as the excess, if any, of (A) the amount of interest which would have accrued to such Lender on the amount so paid or not borrowed, continued or converted at a rate of interest equal to the interest rate applicable to such Loan pursuant to Section 2.4 hereof (but excluding the Applicable Margin) over (B) the amount realized by such Lender in reemploying the funds not advanced or the funds received in prepayment or realized from the Loan so continued or converted during the period referred to above. Each Lender shall deliver to the Borrower from time to time one or more certificates setting forth the amount of such loss (and in reasonable detail the manner of computation thereof) as determined by such Lender, which certificates shall be conclusive absent manifest error. The Borrower shall pay the Administrative Agent for the account of such Lender the amount shown or such certificate within ten (10) days of the Borrower’s receipt of such certificate. SECTION 3.7. Replacement of Lenders. If any Lender (i) requests compensation under Section 3.3 or Section 3.4, (ii) becomes a Defaulting Lender, (iii) does not consent to any waiver, consent or modification requested by the Borrower (but only where the consent of all the Lenders or all Lenders directly affected thereby, or all the Lenders of the applicable Class is required for such waiver, consent or modification and the Borrower obtains approval for the waiver, consent or modification from

99 the Required Lenders or a majority of all Lenders or all Lenders of the applicable Class, as the case may be, directed affected thereby have otherwise consented), or (iv) refuses to provide or requires the conversion of its Term Benchmark Loans pursuant to Section 3.2, then the Borrower may, at its sole expense and effort and upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 11.3), all of its interests, rights and obligations under this Credit Agreement and the other Fundamental Documents to an assignee which shall assume such obligations and which accepts such assignment; provided, that (x) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees, and all other amounts then payable to it hereunder from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and a release of its liability with regard to its Percentage of the L/C Exposure, and (y) in the case of any such assignment resulting from a claim for compensation under Section 3.3 or payments required to be made pursuant to Section 3.4, such assignment will result in a reduction in such compensation or payment on an ongoing basis. No Lender shall be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each party hereto agrees that an assignment required pursuant to this Section 3.7 may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee and that the affected Lender required to make such assignment need not be a party thereto. SECTION 3.8. Interest Adjustments. If the provisions of this Credit Agreement or any Note would at any time require payment by the Borrower to a Lender of any amount of interest in excess of the maximum amount then permitted by Applicable Law with respect to any Loan, the interest payments to that Lender shall be reduced to the extent necessary in order that such Lender shall not receive interest in excess of such maximum amount. If, as a result of the foregoing, a Lender shall receive interest payments hereunder or under a Note in an amount less than the amount otherwise provided hereunder, such deficit (hereinafter called the “Interest Deficit”) will, to the fullest extent permitted by Applicable Law, cumulate and will be carried forward (without interest) until the termination of this Credit Agreement. Interest otherwise payable to a Lender hereunder and under a Note for any subsequent period shall be increased by the maximum amount of the Interest Deficit that may be so added without causing such Lender to receive interest in excess of the maximum amount then permitted by Applicable Law with respect to the Loans. The amount of any Interest Deficit relating to a Loan and any Note shall be treated as a prepayment penalty and shall, to the fullest extent permitted by Applicable Law, be paid in full at the time of any optional prepayment by the Borrower to the Lenders of all the Loans under the relevant Facility at that time outstanding pursuant to Section 2.8(a) or Section 2.8(b). The amount of any Interest Deficit relating to a particular Loan and Note at the time of any complete payment of the Loans at that time outstanding (other than an optional prepayment thereof pursuant to Section 2.8(a) or Section 2.8(b) hereof and a termination of the Revolving Credit Commitments under Section 2.10) shall be canceled and not paid. ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF CREDIT PARTIES In order to induce the Administrative Agent, the Issuing Banks and the Lenders to enter into this Credit Agreement and to make the Loans and issue the Letters of Credit provided for herein, the Credit Parties, jointly and severally, make the following representations and warranties to, and agreements with, the Administrative Agent, the Issuing Banks and the Lenders on the date hereof and on the dates to the extent required pursuant to Section 5.1 and Section 5.2, as applicable, all of which shall survive the execution and delivery of this Credit Agreement, the issuance of the Notes and the making of the Loans and issuance of the Letters of Credit:

100 SECTION 4.1. Existence and Power. (a) Each of the Credit Parties is a corporation, limited liability company or partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is qualified to do business and in good standing in all jurisdictions where the nature of its properties or business so requires, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect. (b) Each of the Credit Parties has the power and authority (i) to own its respective properties and carry on its respective business as now being conducted, except where the failure to have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect, (ii) to execute, deliver and perform, as applicable, its obligations under the Fundamental Documents, (iii) in the case of the Borrower, to borrow the Loans hereunder, (iv) to grant to the Administrative Agent, for the benefit of itself and the Secured Parties, a security interest in the Collateral, as contemplated by this Credit Agreement and the other Fundamental Documents to which it is a party; and (v) in the case of the Guarantors, to guarantee the Obligations as contemplated by Article 9 hereof. SECTION 4.2. Authority and No Violation. The execution, delivery and performance of this Credit Agreement and the other Fundamental Documents to which it is a party, by each Credit Party, the grant to the Administrative Agent for the benefit of the Administrative Agent and the Secured Parties of the security interest in the Collateral, as contemplated herein and by the other Fundamental Documents and, in the case of the Borrower, the Borrowings hereunder and the execution, delivery and performance of the Notes and, in the case of each Guarantor, the Guarantee of the Obligations as contemplated in Article 9 hereof, (i) have been duly authorized by all necessary corporate or company (as applicable) action on the part of each such Credit Party, (ii) will not constitute a violation of any provision of Applicable Law or any order of any Governmental Authority applicable to such Credit Party, or any of its properties or assets, (iii) will not violate any provision of the Certificate of Incorporation, By- Laws, limited liability company agreement or any other organizational document of any Credit Party and (iv) will not result in the creation or imposition of any Lien, charge or encumbrance of any nature whatsoever, other than any Permitted Lien, upon any of the properties or assets of any of the Credit Parties other than pursuant to this Credit Agreement or the other Fundamental Documents, except, in the case of clause (ii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect. SECTION 4.3. Governmental Approval. All material authorizations, approvals, registrations or filings from or with any Governmental Authority (other than UCC 1 and PPSA financing statements, the publication/registration with respect to any hypothec pursuant to the CCQ, any Copyright Security Agreement, any Trademark Security Agreement and any Patent Security Agreement, and any other filings necessary for granting any lien or obtaining perfection, in each case which will be delivered to the Administrative Agent on or prior to the Closing Date or otherwise in accordance with the Fundamental Documents, in form suitable for recording or filing with the appropriate filing office) required for the execution, delivery and performance by any Credit Party of this Credit Agreement and the other Fundamental Documents to which it is a party, and the execution and delivery by the Borrower of the Notes, have been duly obtained or made, and are in full force and effect, except for such authorizations, approvals, registrations or filings as would not adversely affect the ability of the Borrower or the Guarantors to enter into or perform their obligations under the Fundamental Documents or have a Material Adverse Effect. SECTION 4.4. Binding Agreements. This Credit Agreement and the other Fundamental Documents when executed, will constitute the legal, valid and binding obligations of each Credit Party that is a party thereto, enforceable against such Credit Party in accordance with their respective

101 terms, subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors’ rights generally and to general principles of equity. SECTION 4.5. Financial Statements. (a) The audited combined balance sheets of the Parent and its Subsidiaries at March 31, 2024 and March 31, 2023, together with the related statements of income, equity and cash flows and the related notes and supplemental information for the fiscal years then ended, have been prepared in accordance with GAAP in effect as of such date consistently applied, except as otherwise indicated in the notes to such financial statements. Such financial statements fairly present the financial position or the results of operations of the Parent and its Subsidiaries on a combined basis at the dates or for the periods indicated and reflect all known liabilities, contingent or otherwise, that GAAP require, as of such dates, to be shown or reserved against. (b) The unaudited condensed combined balance sheet of the Parent and its Subsidiaries at September 30, 2024 and December 31, 2024, together with the related statements of income, equity and cash flows and the related notes and supplemental information for the fiscal quarter then ended, have been prepared in accordance with GAAP in effect as of such date consistently applied, except as otherwise indicated in the notes to such financial statements. Such financial statements fairly present the financial position or the results of operations of the Parent and its Subsidiaries on a combined basis at the date or for the period indicated and reflect all known liabilities, contingent or otherwise, that GAAP require, as of such dates, to be shown or reserved against. SECTION 4.6. No Material Adverse Change; No Default; Solvency. (a) There has been no material adverse change with respect to the business, assets, properties, management, operations, or financial condition of the Credit Parties taken as a whole since March 31, 2024. (b) No Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Credit Agreement or any other Fundamental Document. (c) As of the Closing Date, immediately after giving effect to the consummation of the Transactions, (i) the fair value of the assets of the Parent and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of the Parent and its Subsidiaries on a consolidated basis; (ii) the present fair saleable value of the property of the Parent and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Parent and its Subsidiaries on a consolidated basis on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Parent and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Parent and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Closing Date. As of the Closing Date, immediately after giving effect to the consummation of the Transactions, the Parent does not intend to, and the Parent does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be received by it or any such Subsidiary and the timing and amounts of cash to be payable on or in respect of its debts or the debts of any such Subsidiary.

102 SECTION 4.7. Ownership of Subsidiaries, etc. (a) The outstanding shares or other equity interests of the Restricted Subsidiaries have been duly and validly authorized and issued, are fully paid and non-assessable, except as would not reasonably be expected to have a Material Adverse Effect. The outstanding shares or other Capital Stock of each Restricted Subsidiary that are owned directly or indirectly by the Parent, are owned free and clear of any lien, charge, encumbrance, hypothec, security interest, restriction on voting or transfer or any other claim of any third party, other than (i) Permitted Liens or (ii) any restrictions on transfer under applicable securities laws. (b) Annexed hereto as Schedule 4.7(b) is a correct and complete list of all Unrestricted Subsidiaries as of the Closing Date. SECTION 4.8. Title to Properties. (a) Except as would not reasonably be expected to result in a Material Adverse Effect, the Credit Parties have good title to each of the properties and assets owned thereby and all such properties and assets are free and clear of Liens, except Permitted Liens. (b) The Parent and its Restricted Subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, provincial, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and neither the Parent nor any of its Restricted Subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, except as would not have a Material Adverse Effect. (c) The Parent and its Restricted Subsidiaries own or possess adequate rights to use all (i) patents and patent applications, (ii) trademarks, service marks, trade names, trademark registrations, service mark registrations, and all goodwill associated with the foregoing, (iii) copyrights, (iv) licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and (v) all other intellectual property necessary for or used in the conduct of their respective businesses, except, in each case, for the lack of which would not have, individually or in the aggregate, a Material Adverse Effect; and to the knowledge of the Parent and its Restricted Subsidiaries the conduct of their respective businesses does not conflict in any material respect with any such rights of others, and the Parent and its Restricted Subsidiaries have not received any notice of any claim of infringement of or conflict with any such rights of others that, if determined adversely to the Parent or any of its Restricted Subsidiaries, would individually or in the aggregate have a Material Adverse Effect. SECTION 4.9. Litigation. Except as set out in Schedule 4.9, there are no actions, suits or other proceedings at law or in equity by or before any arbitrator or arbitration panel, or any Governmental Authority (including, but not limited to, matters relating to environmental liability) or any investigation by any Governmental Authority of the affairs of, or to the best of each Credit Party’s knowledge, threatened action, suit or other proceeding against any Credit Party or of any of their respective properties or rights which either (A) if adversely determined, would reasonably be expected to have a Material Adverse Effect or (B) exists on the Closing Date (or on the date of any Credit Extension after the Closing Date to the extent that the applicable action, suit, proceeding or investigation is brought by the Parent or any of its subsidiaries) and challenges any Credit Party’s right or power to enter into or perform

103 any of its obligations under the Fundamental Documents to which it is a party, or the validity or enforceability of any Fundamental Document or any action taken thereunder. No Credit Party is in default with respect to any order, writ, injunction, decree, rule or regulation of any Governmental Authority binding upon such Person, which default would reasonably be expected to have a Material Adverse Effect. SECTION 4.10. Federal Reserve Regulations. No part of the proceeds of the Loans will be used, directly or indirectly, for any other purpose violative of Regulations T, U and X of the Board. SECTION 4.11. Investment Company Act. No Credit Party is, or will be after giving effect to the making of the Loans on the Closing Date, an “investment company”, within the meaning of the Investment Company Act of 1940, as amended. SECTION 4.12. Taxes. Each Credit Party has filed or caused to be filed all federal, state, provincial, local and foreign tax returns which are required to be filed with any Governmental Authority after giving effect to applicable extensions, and has paid or has caused to be paid all taxes as shown on said returns or on any assessment received by them in writing, to the extent that such taxes have become due, except in any case in which the failure to so pay or file would not, individually or in the aggregate, have a Material Adverse Effect. SECTION 4.13. Compliance with ERISA; Labor Disputes. (a) Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) except with respect to Multiemployer Plans, each Qualified Plan has either received a favorable determination letter from the Internal Revenue Service or may rely on a favorable opinion letter issued by the Internal Revenue Service, and nothing has occurred that would cause the loss of such qualification or tax-exempt status; (ii) each Pension Plan is in compliance in all respects with the applicable provisions of ERISA, the Code and its terms, including the timely filing of all reports required under the Code or ERISA; (iii) neither any Credit Party nor ERISA Affiliate has failed to make any contribution or pay any amount due as required by either Section 412 of the Code or Section 302 of ERISA or the terms of any such Pension Plan; and (iv) no “prohibited transaction,” as defined in Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan that would subject any Credit Party to a tax on prohibited transaction is imposed by Section 502(i) of ERISA or Section 4975 of the Code. (b) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (i) no Title IV Plan is or is reasonably expected to be in “at risk” status (within the meaning of Section 430 of the Code or Section 303 of ERISA); (ii) no ERISA Event has occurred or to the knowledge of any Credit Party is reasonably expected to occur; (iii) there are no pending, or to the knowledge of any Credit Party, threatened material claims (other than claims for benefits in the normal course), sanctions, actions or lawsuits, asserted or instituted against any Plan or any Person as fiduciary or sponsor of any Plan; (iv) no Credit Party or ERISA Affiliate has incurred or reasonably expects to incur any liability as a result of a complete or partial withdrawal from a Multiemployer Plan; and (v) within the last five years no Title IV Plan of any Credit Party or ERISA Affiliate has been terminated, whether or not in a “standard termination” as that term is used in Section 4041 of ERISA, nor has any Title IV Plan of any Credit Party or any ERISA Affiliate (determined at any time within the last five years) with unfunded pension liabilities been transferred outside of the “controlled group” (within the meaning of Section 4001(a)(14) of ERISA) of any Credit Party or ERISA Affiliate (determined at such time). (c) Except as disclosed to the Lenders on or prior to the Closing Date, no labor disturbance by or dispute with employees of the Parent or any of its Subsidiaries exists or, to the knowledge

104 of the Borrower and each of the Guarantors, is contemplated or threatened and neither the Borrower nor any Guarantor is aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of the Parent’s or any of the Parent’s Subsidiaries’ principal suppliers, contractors or customers, except as would not have a Material Adverse Effect. Neither the Parent nor any of its Subsidiaries has received any notice of cancellation or termination with respect to any collective bargaining agreement to which it is a party. SECTION 4.14. Non-U.S. Plan Compliance. Except as would not reasonably be expected to result in a Material Adverse Effect, each Non-U.S. Plan has been maintained in compliance with its terms and with the requirements of any and all Applicable Laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities. Except for Canadian Pension Plans, all contributions required to be made with respect to a Non-U.S. Plan have been timely made, except as would not reasonably be expected to result in a Material Adverse Effect. All material contributions and payments required to be paid or remitted to each Canadian Pension Plan and all material contributions and payments required to be paid or remitted by any Credit Party to any Guild Pension Plan have been timely made in accordance with the terms of the applicable plan and applicable law. None of the Non-U.S. Plans is a Canadian DB Plan. The only obligations and liability of the Credit Parties with respect to the Guild Pension Plans is to make the contributions specified in the applicable collective bargaining agreements. No employees, directors, officers or agents of any Credit Party are responsible for or involved in the governance of any Guild Pension Plan. SECTION 4.15. Agreements. There exists no default by any Credit Party in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party which would reasonably be expected to result in a Material Adverse Effect. SECTION 4.16. Creation, Validity and Perfection of Security Interest. The execution and delivery of this Credit Agreement and the Collateral Documents is effective to create and grant to the Administrative Agent for the benefit of itself and the other Secured Parties, a valid and enforceable security interest in the Collateral. Upon (i) the filing or recording, as applicable, of UCC-1 and PPSA financing statements and the publication/registration with respect to any hypothec pursuant to the CCQ, any Copyright Security Agreement, any Patent Security Agreement and any Trademark Security Agreement in the appropriate filing offices and (ii) the delivery of the Pledged Collateral (as defined in any Pledge and Security Agreement) with appropriate stock powers and instruments of endorsement to the Administrative Agent, the Collateral Documents shall be effective to create a fully perfected (to the extent that perfection can be achieved by the actions described in the foregoing clauses (i) or (ii), as applicable) Lien on, and security interest in, all right, title and interest of the Credit Parties in the Collateral as security for the Obligations, in each case prior and superior in right to any other Person (except for Permitted Liens), subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency or reorganization or similar laws affecting creditors’ rights generally and to principles of equity. SECTION 4.17. Disclosure. (a) All information furnished in writing to the Administrative Agent for the benefit of the Administrative Agent, the Issuing Banks and the Lenders by any Credit Party in connection with the transactions contemplated hereby (other than any projections, forward-looking information and information of a general economic or industry nature), at the time it was furnished or delivered, did not contain any untrue statement of a material fact regarding the Credit Parties or, when taken together with all such other agreements, documents, certificates and statements, omit to state a material fact necessary under the circumstances under which it was made in order to make the statements contained herein or therein not misleading.

105 (b) As of the Closing Date, to the best knowledge of the Parent, the information included in the Beneficial Ownership Certification provided on or prior to the Closing Date to any Lender in connection with this Credit Agreement is true and correct in all respects. SECTION 4.18. Distribution Rights and Product License Agreements. (a) Except as would not reasonably be expected to result in a Material Adverse Effect, each Credit Party has sufficient right, title and interest in each item of Product to enable it (i) to enter into and perform all of the Distribution Agreements to which it is a party and other agreements generating accounts receivable reflected on the most recent balance sheet delivered to the Lenders pursuant hereto, and (ii) to charge, earn, realize and retain all fees and profits to which such Credit Party is entitled thereunder. Each Credit Party is not in breach of any of its obligations under any such agreements, nor does any Credit Party have any knowledge of any breach or anticipated breach by any other parties thereto, which breach in either case either individually or when aggregated with all other such breaches would reasonably be expected to have a Material Adverse Effect. (b) No Credit Party is in breach of any of its obligations under any Product License Agreement, nor does any Credit Party have any knowledge of any breach or anticipated breach by any other party thereto, which breach in either case either individually or when aggregated with all other such breaches would reasonably be expected to have a Material Adverse Effect. SECTION 4.19. Environmental Liabilities. (a) Except as would not reasonably be expected to have a Material Adverse Effect, (i) no Credit Party has used, stored, treated, transported, manufactured, refined, handled, produced or disposed of any Hazardous Materials on, under, at, from or in any way affecting, any of its properties or assets owned or leased by a Credit Party, in any manner which at the time of the action in question violated any Environmental Law governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials and (ii) to the best of each Credit Party’s knowledge, no prior owner of such property or asset or any tenant, subtenant, prior tenant or prior subtenant thereof has used Hazardous Materials on or affecting such property or asset, or otherwise, in any manner which at the time of the action in question violated any Environmental Law governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials. (b) To the best of each Credit Party’s knowledge (i) no Credit Party has any obligations or liabilities, known or unknown, matured or not matured, absolute or contingent, assessed or unassessed, which would reasonably be expected to have a Material Adverse Effect and (ii) no claims have been made against any of the Credit Parties in the past five years and no presently outstanding citations or notices have been issued against any of the Credit Parties, which would reasonably be expected to have a Material Adverse Effect, which in the case of clauses (i) or (ii) have been or are imposed by reason of or based upon any provision of any Environmental Law, including, without limitation, any such obligations or liabilities relating to or arising out of or attributable, in whole or in part, to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation or handling of any Hazardous Materials by any Credit Party, or any of its employees, agents, representatives or predecessors in interest in connection with or in any way arising from or relating to any of the Credit Parties or any of their respective owned or leased properties, or relating to or arising from or attributable, in whole or in part, to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation or handling of any such substance, by any other Person at or on or under any of the real properties owned or used by any of the Credit Parties or any other location where such would reasonably be expected to have a Material Adverse Effect.

106 SECTION 4.20. Compliance with Laws. No Credit Party is in violation of any Applicable Law except for such violations in the aggregate which would not have a Material Adverse Effect. SECTION 4.21. Real Property. As of the Closing Date, each Credit Party does not have any ownership interest in real property. SECTION 4.22. OFAC, FCPA, etc. (a) None of the Credit Parties or any of their Subsidiaries (i) is a person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 and Annex A of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (ii) engages, in any dealings or transactions prohibited by executive order, or is otherwise associated with any such person in any manner violative of such executive order, (iii) appears on any list maintained by the United States Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) of persons with whom U.S. Persons are prohibited from dealing, including OFAC’s Specially Designated Nationals and Blocked Persons List and Foreign Sanctions Evaders List, or is subject to the limitations or prohibitions under any other OFAC regulation or executive order, (iv) is a person subject to the limitations or prohibitions under any other economic or trade sanctions issued by regulation or executive order of the U.S. Department of State, the U.S. Department of Commerce, OFAC, the Canadian federal government (including the Special Economic Measures Act (SEMA)), the United Nations Security Council, the European Union, any European Union member state, and/or His Majesty’s Treasury of the United Kingdom (collectively “Sanctions Authorities”), or (v) is a person that is controlled by one or more persons referred to in paragraphs (i), (ii), (iii) or (iv) of this Section 4.22(a). (b) Each Credit Party and its Subsidiaries is, and since April 24, 2019, has been in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, (ii) Anti-Money Laundering Laws, (iii) Anti-Corruption Laws, and (iv) Sanctions. (c) No part of the proceeds of the Loans will be used, directly or, to the knowledge of the Parent, indirectly, (i) for any improper payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to improperly obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended or any laws and regulations relating to anti-corruption and anti-bribery laws (“Anti-Corruption Laws”); (ii) for the purpose of financing the activities of any person currently the subject of sanctions administered by Sanctions Authorities; (iii) for the purpose of financing any transactions or dealings with the governments of, or with any person resident or organized in, Cuba, Iran, North Korea, Syria, or the Crimea, Kherson, Zaporizhzhia regions region of Ukraine, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic (“Sanctioned Country”) or (iv) in any other manner that would result in any violation by any Person acting in its capacity on behalf of the Credit Parties or any of their Subsidiaries, or that would cause any Lenders, to be in violation of applicable Sanctions, Anti-Corruption Laws, or Anti-Money Laundering Laws. SECTION 4.23. Use of Proceeds. (a) The proceeds of the Revolving Loans, and Letters of Credit to be issued, will be used (A) on the Closing Date, (i) to repay in full the outstanding amount of loans under the Existing Credit Agreement (if any) and (ii) to pay Transaction Expenses; and (B) after the Closing Date, for working capital

107 needs and for other general corporate purposes of the Parent and its Subsidiaries, including the financing of acquisitions and Investments permitted hereunder. (b) The proceeds of the (i) Term Loans will be used on the Closing Date to finance the Closing Date Refinancing and the payment of Transaction Expenses, and for working capital and other general corporate purposes and (ii) 2026 Incremental Term Loans will be used for working capital and other general corporate purposes. ARTICLE 5 CONDITIONS PRECEDENT SECTION 5.1. Conditions to Initial Credit Extension. The obligation of each Lender to make a Credit Extension hereunder on the Closing Date is subject to the satisfaction in full of the following conditions precedent: (a) Credit Agreement. The Administrative Agent shall have received executed counterparts of this Credit Agreement, which, when taken together, bear the signatures of the Administrative Agent, all of the Credit Parties and all of the Lenders. (b) Opinion of Counsel. The Administrative Agent shall have received the written opinions of (i) Dentons Canada LLP, Canadian counsel to the Credit Parties, (ii) D’Arcy & Deacon LLP, Manitoba counsel to the Credit Parties, (iii) Wachtell, Lipton, Rosen & Katz, special New York counsel to the Credit Parties, and (iv) Stinson LLP, special Colorado counsel to the Credit Parties and addressed to the Administrative Agent and the Lenders which opinions shall be in form and substance satisfactory to the Administrative Agent. (c) Security and Other Documentation. The Administrative Agent shall have received fully executed copies of the following: (i) each Pledge and Security Agreement executed by each Credit Party party thereto; (ii) each Copyright Security Agreement executed by each Credit Party party thereto; (iii) each Trademark Security Agreement executed by each Credit Party party thereto; (iv) each Patent Security Agreement executed by each Credit Party party thereto; (v) to the extent applicable, a deed of hypothec (and all related agreements and instruments) executed by each Credit Party domiciled in the Province of Québec and each Credit Party where Collateral with respect to such Credit Party is located therein, or perfection of a Lien in such Collateral is required under the Applicable Laws of the Province of Québec or under any applicable PPSA; and (vi) appropriate UCC-1 and PPSA financing statements (or filings under the CCQ, if and as applicable) relating to the Collateral. (d) Corporate Documents. The Administrative Agent shall have received: (i) a copy of the articles or certificate of incorporation or other organizational document of each Credit Party, duly certified by an Officer of such Credit Party;

108 (ii) to the extent available, a certificate of the Secretary of State or other appropriate governmental official of each Credit Party’s jurisdiction of incorporation or organization, dated as of a recent date as to the good standing of each Credit Party; (iii) a certificate of an Officer of each Credit Party, dated the Closing Date and certifying: (A) that attached thereto is a true and complete copy of the by-laws, articles or limited liability company agreement, as the case may be, of such party as in effect on the date of such certification; (B) that attached thereto is a true and complete copy of the resolutions adopted by the board of directors or equivalent body of such party authorizing the execution, delivery and performance in accordance with their respective terms of the Fundamental Documents executed by such Credit Party and any other documents required or contemplated hereunder or thereunder, the grant of the security interests in the Collateral, and in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been amended, rescinded, supplemented or otherwise modified and are currently in effect; (C) either (I) that the certificate of incorporation or organization or other similar organizational document of such party has not been amended since the date of the last amendment thereto indicated on the certificates of the Secretary of State or other appropriate governmental official furnished pursuant to clause (i) above or (II) that attached thereto is a true and complete copy of such certificate or other organizational document including all amendments thereto; and (D) as to the incumbency and specimen signature of each officer of such party executing any Fundamental Document; (e) Officer’s Certificate. The Administrative Agent shall have received a certificate of an Officer of the Parent certifying that the conditions in Section 5.2(a) and Section 5.2(b) are satisfied. (f) Financial Statements. The Administrative Agent shall have received all financial statements referred to in Section 4.5. (g) Solvency Certificate. The Administrative Agent shall have received a Solvency Certificate signed by a Financial Officer of the Parent. (h) Payment of Fees. All fees required to be paid on the Closing Date pursuant to the Fee Letters and reasonable and invoiced out-of-pocket expenses required to be paid on the Closing Date, in the case of expenses, to the extent invoiced at least three business days prior to the Closing Date shall, upon the initial Credit Extension, have been paid (which amounts may be offset against the proceeds of the initial Credit Extension). (i) UCC/PPSA Searches. The Administrative Agent shall have received UCC, PPSA, copyright office and other searches satisfactory to it indicating that no other filings, encumbrances or transfers (other than in connection with Permitted Liens) with regard to the Collateral are of record in any jurisdiction in which it shall be necessary or desirable for the Administrative Agent to make a UCC or PPSA filing in order to provide the Administrative Agent (for the benefit of the Secured Parties) with a perfected security interest in the Collateral.

109 (j) USA Patriot Act and Beneficial Ownership Certification. (i) The Administrative Agent shall have received at least three Business Days prior to the Closing Date any information requested at least ten Business Days prior to the Closing Date by the Administrative Agent that such Administrative Agent reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA Patriot Act and the PCML Act and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five days prior to the Closing Date, any Lender that has requested, in a written notice to the Borrower at least 10 days prior to the Closing Date, a Beneficial Ownership Certification in relation to the Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Credit Agreement, the condition set forth in this clause (ii) shall be deemed to be satisfied). (k) Notice. The Administrative Agent shall have received a notice with respect to the Credit Extension to be made on the Closing Date as required by Section 2.5 hereof. (l) Notes. The Administrative Agent shall have received Notes executed by the Borrower in favor of each Lender that has requested such a Note. (m) Separation Transaction. The Administrative Agent shall have received an officer’s certificate certifying that the Separation Transaction has been consummated or substantially simultaneously with the initial Credit Extension to be made on the Closing Date shall be consummated. (n) Closing Date Refinancing. The Administrative Agent shall have received satisfactory evidence that prior to or substantially concurrently with the initial Credit Extension to be made on the Closing Date, the Closing Date Refinancing shall have been consummated. Notwithstanding the foregoing or anything to the contrary in this Credit Agreement or any other Fundamental Document, to the extent any lien search, guaranty or any Collateral (or the creation or perfection of any security interest therein) is not or cannot be provided and/or perfected on the Closing Date (other than (x) execution and delivery of a customary guaranty (in the case of Guarantors organized in the United States or Canada or any state or province thereof) and personal property security agreement (in the case of the Borrower and all Guarantors organized in the United States or Canada or any state or province thereof), (y) delivery of stock or other equity certificates of subsidiaries of the Borrower or a Guarantor organized in the United States or Canada or any state or province thereof that are Guarantors to the extent such equity securities are owned by the Borrower or any Guarantor organized in the United States, Canada or any state or province thereof and (z) the perfection of security interests in assets with respect to which a lien may be perfected by the filing of a financing statement under the Uniform Commercial Code (or, with respect to Canada, the Personal Property Security Act or the Civil Code of Québec)) after the Borrower’s use of commercially reasonable efforts to do so, then the provision of such lien search, guaranty or Collateral (or the creation or perfection of any security interest therein) shall not constitute a condition precedent to the availability of any Credit Extension on the Closing Date, but instead shall be required to be delivered within 60 days after the Closing Date (or such later date as may be agreed by the applicable Administrative Agent, in its sole discretion). For purposes of determining compliance with the conditions specified in this Section 5.1, each Lender that has signed this Credit Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless an officer of the Administrative Agent responsible for the transactions contemplated by this Credit Agreement shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto in reasonable detail. The Administrative Agent shall promptly notify the Lenders and the Borrower in writing of the occurrence of the Closing Date.

110 SECTION 5.2. Conditions to Each Credit Extension. The obligation of each Lender to make a Credit Extension hereunder is subject to satisfaction in full of the following conditions precedent: (a) Representations and Warranties. Each of the representations and warranties made by any Credit Party in or pursuant to the Fundamental Documents shall be true and correct in all material respects (or in all respects, if qualified by a materiality threshold) on and as of such date as if made on and as of such date (except to the extent that such representations and warranties expressly relate to an earlier date). (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date. (c) Revolving Credit Availability. After giving effect to any requested extension of credit, the aggregate principal amount of all Revolving Loans and L/C Obligations under this Credit Agreement shall not exceed the aggregate Revolving Credit Commitments. (d) Other. (i) In the case of Loans, the Administrative Agent shall have received the notice required by Section 2.5 hereof, (ii) in the case of the issuance of any Letter of Credit the applicable Issuing Bank shall have received a duly completed Application, and/or (iii) in the case of an extension or increase in the amount of a Letter of Credit, the applicable Issuing Bank shall have received a written request therefor in a form reasonably acceptable to the applicable Issuing Bank. Each Borrowing by and issuance of a Letter of Credit on behalf of the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such extension of credit that the conditions contained in this Section 5.2 have been satisfied. ARTICLE 6 AFFIRMATIVE COVENANTS From the date hereof and for so long as the Revolving Credit Commitments shall be in effect, any Loan shall remain outstanding, or L/C Exposure shall remain outstanding or any monetary Obligation then due and payable shall remain unpaid or unsatisfied (other than with respect to a Specified Swap Agreement or Specified Cash Management Agreement): SECTION 6.1. Financial Statements and Other Information. (a) Within 45 days after the end of each fiscal quarter of the Parent not corresponding with the fiscal year end of the Parent, commencing with the first fiscal quarter ending after the Closing Date, the Parent shall deliver to the Administrative Agent (for delivery to the Lenders) the Parent’s unaudited condensed consolidated balance sheet as at the end of such fiscal quarter and the related unaudited condensed consolidated statements of income, and cash flows, for such fiscal quarter and the related unaudited condensed consolidated statements of income and cash flows for the elapsed portion of the fiscal year-to-date period then ended, each in reasonable detail, prepared by the Parent in accordance with GAAP, and setting forth comparative figures for the corresponding fiscal quarter in the prior fiscal year, all of which shall be certified by the chief financial officer or other financial or accounting officer of the Parent that they fairly present in all material respects in accordance with GAAP the financial condition of the Parent and its Subsidiaries as of the dates indicated and the results of their operations and changes in their cash flows for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes; provided that the Parent shall provide to the Administrative Agent (for delivery to the Lenders)

111 a reconciliation to eliminate the accounts of Unrestricted Subsidiaries if material as reasonably determined by the Parent. (b) Within 90 days after the close of each fiscal year of the Parent (commencing with the fiscal year of the Parent ending after the Closing Date), the Parent shall deliver to the Administrative Agent (for delivery to the Lenders) a copy of the Parent’s consolidated balance sheet as of the last day of the fiscal year then ended and the Parent’s consolidated statements of income, cash flows and shareholders’ equity for the fiscal year then ended, and accompanying notes thereto, each in reasonable detail and showing in comparative form the figures for the previous fiscal year, accompanied by a report thereon of Ernst & Young LLP or another firm of independent public accountants of recognized national standing, selected by the Parent, to the effect that the consolidated financial statements have been prepared in accordance with GAAP and present fairly in accordance with GAAP the consolidated financial condition of the Parent and its Subsidiaries as of the close of such fiscal year and the results of their operations and cash flows for the fiscal year then ended and that an examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards (which report shall be unqualified as to scope of such audit and shall not contain any “going concern”, other than solely with respect to, or resulting solely from, an upcoming maturity date under any Indebtedness incurred under this Credit Agreement occurring within one year from the time such opinion is delivered); provided that the Parent shall provide to the Administrative Agent (for delivery to the Lenders) a reconciliation to eliminate the accounts of Unrestricted Subsidiaries if material as reasonably determined by the Parent (and which reconciliation, for the avoidance of doubt, need not be audited). (c) Within 90 days after the commencement of each fiscal year of the Parent shall deliver to the Administrative Agent (for delivery to the Lenders) an annual budget for the Parent and its Subsidiaries for such fiscal year in a form customarily prepared by management of the Parent for its internal use (including a projected consolidated balance sheet and consolidated statements of income and Capital Expenditures as of the end of and for such fiscal year). (d) The Parent shall deliver to the Administrative Agent (for delivery to the Lenders) (i) within 45 days after the close of each of the first three (3) fiscal quarters of the Parent, a customary management discussion and analysis of the Parent’s and its Subsidiaries’ financial performance for that fiscal quarter and a comparison of financial performance for that financial quarter to the corresponding fiscal quarter of the previous fiscal year and (ii) within 90 days after the close of each fiscal year, a management discussion and analysis of the Parent’s and its Subsidiaries’ financial performance for that fiscal year and a comparison of financial performance for that fiscal year to the prior year. (e) For purposes of this Section 6.1, the Borrower and the Guarantors will be deemed to have furnished the reports and other information to the Lenders as required by this Section 6.1 if the Parent has filed such reports with the SEC via the EDGAR or any successor filing system and such reports are publicly available. (f) The Parent will also hold a conference call each quarter to discuss such results of operations for the relevant reporting period, which conference call may be with Lenders only or may be with investors generally (including, for the avoidance of doubt, earnings calls consistent with past practice). SECTION 6.2. Compliance Certificate and Other Information. (a) On or prior to the tenth Business Day following the delivery or making available of the annual and quarterly financial statements pursuant to Section 6.1(a) and Section 6.1(b), the Parent shall deliver to the Administrative Agent (for delivery to the Lenders) a Compliance Certificate signed by a Financial Officer of the Parent (x) stating no Default or Event of Default has occurred and is then

112 continuing or, if a Default or Event of Default exists, a detailed description of the Default or Event of Default and all actions the Parent is taking with respect to such Default or Event of Default and (y) showing the Parent’s compliance with the financial ratios set forth in Section 7.9(a), (b) and (c). (b) The Parent shall provide to the Administrative Agent, within 10 days after receiving knowledge of the occurrence thereof, (i) written notice of any events which would constitute a Default, their status and what action the Parent is taking or proposing to take in respect thereof, (ii) written notice of the commencement of, or threat in writing of, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority or in arbitration, against the Parent or any of the Restricted Subsidiaries as to which an adverse determination is reasonably probable and which would reasonably be expected to result in a Material Adverse Effect, (iii) any other event which would reasonably be expected to result in a Material Adverse Effect and (iv) any change in the information provided in the Beneficial Ownership Certification delivered to the Administrative Agent or any Lender that would result in a change to the list of beneficial owners identified in such certification. (c) The Parent shall provide to the Administrative Agent, from time to time, (x) such other information or documents (financial or otherwise) as the Administrative Agent may reasonably request (for itself or on behalf of any Lender) and (y) information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, the PCML Act and the Beneficial Ownership Regulation; provided that the Administrative Agent may request such information in its capacity as Administrative Agent only and may not use such information for any purpose other than a purpose reasonably related to its capacity as Administrative Agent. Information (as defined below) and documents required to be delivered pursuant to Section 6.1 or this Section 6.2 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Parent posts such documents, or provides a link thereto on the Parent’s website on the Internet at the website address provided to the Administrative Agent or on an Approved Electronic Platform to which the Lenders have been granted access; or (ii) on which such documents are transmitted by electronic mail to the Administrative Agent. SECTION 6.3. Taxes. The Parent shall pay, and shall cause each of its Restricted Subsidiaries to pay, prior to delinquency, all taxes, assessments and governmental levies except such as are contested in good faith and by appropriate negotiations or proceedings or where the failure to make payment could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. SECTION 6.4. Corporate Existence. Except as (i) permitted by Section 7.6 or (ii) with respect to clause (a) (other than the Parent (but, for the avoidance of doubt, not the Restricted Subsidiaries thereof)) or (b), would not reasonably be expected to result in a Material Adverse Effect, the Parent shall do or cause to be done all things necessary to preserve and keep in full force and effect (a) its corporate existence and the corporate, partnership, limited liability company, unlimited liability company or other existence of each of its Restricted Subsidiaries, in accordance with the respective organizational

113 documents (as the same may be amended from time to time) of the Parent or any such Restricted Subsidiary and (b) the rights (charter and statutory), licenses and franchises of the Parent and its Restricted Subsidiaries necessary to the conduct of its business or the business of any of its Restricted Subsidiaries. SECTION 6.5. Maintenance of Properties and Insurance. (a) The Parent will cause all properties used or useful in the conduct of its business or the business of any of its Restricted Subsidiaries to be maintained and kept in good condition, repair and working order as in the judgment of the Parent may be necessary so that the business of the Parent and its Restricted Subsidiaries may be properly conducted at all times; provided that nothing in this Section 6.5 prevents the Parent or any Restricted Subsidiary from discontinuing the use, operation or maintenance of any of such properties or disposing of any of them, if such discontinuance or disposal (i)(A) is, in the judgment of the Parent, desirable in the conduct of the business of the Parent and its Restricted Subsidiaries taken as a whole or (B) would not reasonably be expected to have a Material Adverse Effect. (b) The Parent will provide or cause to be provided, for itself and its Restricted Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds that, in the good faith opinion of the Parent, is adequate and appropriate for the conduct of the business of the Parent and its Restricted Subsidiaries. SECTION 6.6. Books and Records. The Parent will, and will cause each Restricted Subsidiary to, maintain proper books of record and account in which entries that are full, true and correct in all material respects and are in conformity with GAAP consistently applied shall be made of all material financial transactions and matters involving the assets and business of the Parent or its Restricted Subsidiaries, as the case may be. SECTION 6.7. Inspection Rights. The Parent will, and will cause each Restricted Subsidiary to, permit officers, designated representatives and agents of the Administrative Agent (or during the occurrence and continuation of any Event of Default, any Lender solely if accompanying the Administrative Agent), to visit and inspect any tangible property of the Parent or such Restricted Subsidiary, and to examine the books of account of the Parent or such Restricted Subsidiary and discuss the affairs, finances and accounts of the Parent or such Restricted Subsidiary with its and their officers and independent accountants, all at such reasonable times during normal business hours as the Administrative Agent may request; provided that (i) reasonable prior written notice of any such visit, inspection or examination shall be provided to the Parent and such visit, inspection or examination shall be performed at reasonable times to be agreed to by the Parent, which agreement will not be unreasonably withheld, (ii) excluding any such visits and inspections during the continuation of an Event of Default, the Administrative Agent shall not exercise its rights under this Section 6.7 more often than one time during any such fiscal year, the Parent is not obligated to compensate the Administrative Agent for more than one inspection and examination by the Administrative Agent during any calendar year, and (iii) the Administrative Agent may conduct inspections pursuant to this Section 6.7 in its respective capacity as Administrative Agent only and may not conduct inspections or utilize information from such inspections for any purpose other than a purpose reasonably related to its capacity as Administrative Agent. The Administrative Agent shall give the Parent a reasonable opportunity to participate in any discussions with the Parent’s independent public accountants. SECTION 6.8. Compliance with Laws. The Parent shall, and shall cause each Restricted Subsidiary to, comply in all respects with all Applicable Laws, where any such non-compliance, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. SECTION 6.9. [Reserved].

114 SECTION 6.10. ERISA Event Notice. Promptly following receipt thereof, the Parent shall furnish copies of (i) any documents described in Sections 101(k) or 101(l) of ERISA that any Credit Party or any ERISA Affiliate may request with respect to any Multiemployer Plan or any documents described in Section 101(f) of ERISA with respect to any Title IV Plan or any Multiemployer Plan provided to or received by any Credit Party or any ERISA Affiliate; provided, that if the relevant Credit Parties or ERISA Affiliates have not requested or received such documents or notices, as applicable, from the administrator or sponsor of the applicable Multiemployer Plan, then, upon reasonable request of the Administrative Agent, such Credit Party or the ERISA Affiliate shall promptly make a request for such documents or notices from such administrator or sponsor and the Parent shall provide copies of such documents and notices to the Administrative Agent promptly after receipt thereof. As soon as possible upon becoming aware of the occurrence of any ERISA Event that has resulted or would reasonably be expected to result in material liability to any Credit Party, the Parent shall furnish Administrative Agent a written notice specifying the nature thereof, what action the Credit Party or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the U.S. Department of Labor or the Pension Benefit Guarantee Corporation with respect thereto; and (ii) with reasonable promptness, and upon the Administrative Agent’s request, furnish copies of each Schedule SB (Actuarial Information) to the annual report (Form 5500 Series) filed by any of the Credit Parties or any of their respective ERISA Affiliates with the Internal Revenue Service with respect to each Title IV Plan. SECTION 6.11. Non-U.S. Plan Compliance and Reports. (a) Each Credit Party and each of their applicable Subsidiaries shall cause all Non- U.S. Plans administered by it, or into which it is required to make payments, to obtain or retain (as applicable) registered status under and as required by Applicable Law and to be administered in a timely manner in all respects in compliance with all Applicable Laws, except where the failure to do so would not result in a Material Adverse Effect. (b) The Parent shall furnish to the Administrative Agent as soon as possible, and in any event within twenty (20) Business Days after receipt, copies of any notices received by any Credit Party or any of their Subsidiaries with respect to any Non-U.S. Plan, if applicable, with respect to which there would reasonably be expected to result in a Material Adverse Effect. SECTION 6.12. Environmental Laws. The Parent shall promptly notify the Administrative Agent upon any Credit Party becoming aware of any violation or potential violation or non- compliance with, or liability or potential liability under any Environmental Laws which, when taken together with all other actual or pending violations or liabilities under any Environmental Laws would reasonably be expected to have a Material Adverse Effect, and promptly furnish to the Administrative Agent all notices of any nature which any Credit Party may receive from any Governmental Authority or other Person with respect to any violation, or potential violation or non-compliance with, or liability or potential liability under any Environmental Laws which, in any case or when taken together with all such other notices, could reasonably be expected to have a Material Adverse Effect. SECTION 6.13. Additional Guarantors. Promptly (i) after formation or acquisition of any new Wholly-Owned Subsidiary other than an Excluded Subsidiary after the Closing Date, or (ii) after any Restricted Subsidiary that is not a Credit Party guarantees any Material Indebtedness of the Borrower, the Credit Parties shall cause such new or additional Restricted Subsidiary (and, without limiting the foregoing, the Parent may, in its sole discretion, cause any other Restricted Subsidiary including any Excluded Subsidiary which is organized in an Approved Jurisdiction), to execute and deliver to the Administrative Agent a Joinder Agreement to this Credit Agreement or such other document as the Administrative Agent shall reasonably deem appropriate for such purpose pursuant to which such Restricted

115 Subsidiary will agree to be a Guarantor under this Credit Agreement and be bound by the terms of this Credit Agreement applicable to Guarantors, including, but not limited to, Article 9. SECTION 6.14. Further Assurances. (a) If (i)(A) any property or other asset (other than Excluded Assets) is acquired by the Borrower or a Guarantor (other than property acquired by a Guarantor which is organized outside of the United States or Canada and which is not of the type covered by the Collateral Documents governed by the law of such Guarantor’s jurisdiction then outstanding), or (B) any property or other asset that is owned by the Borrower or a Guarantor which had been an Excluded Asset ceases to be an Excluded Asset, and in either case such property or other asset is not automatically subject to a perfected security interest under the Collateral Documents or (ii) a Subsidiary of the Parent becomes a Guarantor under this Credit Agreement, then the Borrower or such Guarantor will, as soon as reasonably practical (and in any event on a quarterly basis, or such longer period as (1) provided in the last sentence of this Section 6.14(a), (2) provided in Section 6.14(b) below with respect to owned real property or (3) otherwise agreed to by the Administrative Agent) after such property’s or asset’s acquisition or its no longer being an Excluded Asset or such Subsidiary’s becoming a Guarantor, as applicable, provide security over such property or asset or the assets of such Guarantor in favor of the Administrative Agent on a basis that would provide a perfected Lien on such terms, in each case, consistent with the Collateral Documents, and take such additional actions (including any of the actions described in this Section 6.14) as the Administrative Agent may deem reasonable and appropriate or advisable to create and fully perfect in favor of the secured parties under the Collateral Documents a valid and enforceable security interest in such Collateral. To the extent that any Collateral Document provides that, as to any property or asset, the Borrower or the Guarantors shall have greater than 45 days to grant or perfect a security interest, or that the Borrower or the Guarantors need only use commercially reasonable efforts to grant or perfect a security interest, or otherwise limits the obligations of the Borrower or the Guarantors to comply with this Section 6.14(a) (including to the extent a Collateral Agreement provides that particular intellectual property is exempt from an obligation to grant or perfect a security interest), the provisions of such Collateral Document shall control. Within 90 days of the purchase by the Borrower or the Guarantors of any owned real property which is not an Excluded Asset, the Parent shall (i) furnish and deliver to the Administrative Agent an executed mortgage with respect to such real property, (ii) use commercially reasonable efforts to furnish and deliver to the Administrative Agent a title insurance policy for the benefit of the Administrative Agent in the amount of 120% of the Fair Market Value of such real property with extended coverage covering the real property as well as a current ALTA survey thereof, together with a surveyor’s certificate unless the title insurance policy referred to above shall not contain an exception for any matter shown by a survey (except to the extent an existing survey has been provided and specifically incorporated into such title insurance policy), each in form and substance reasonably satisfactory to the Administrative Agent and (iii) if reasonably requested by the Administrative Agent, opinions of local counsel regarding the enforceability of such mortgage in form and substance reasonably satisfactory to the Administrative Agent. If any portion of any mortgaged property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the Flood Insurance Laws, then the Parent shall, or shall cause the Borrower or each Guarantor to (A) prior to the delivery of any such executed mortgage for such property, deliver to the Administrative Agent (for further distribution to the Lenders) advance notice of the location of any such property as required to permit the Administrative Agent and the Lenders to determine whether such property is located in any such special flood hazard area, (B) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount and other-wise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (C) cooperate with the Administrative Agent and provide information reasonably required by the Administrative Agent to comply with the Flood Insurance Laws and (iii) deliver to the Administrative

116 Agent evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent, including, without limitation, evidence of annual renewals of such insurance, provided that, notwithstanding this clause (b), (i) no such security interest shall be granted by the applicable Credit Party nor accepted by the Administrative Agent until the Administrative Agent has received confirmation that each Lender under theeach Term Facility and Revolving Facility has completed its flood insurance due diligence to its reasonable satisfaction (it being understood that such satisfactory due diligence of such Lenders shall be deemed completed to the extent the Administrative Agent has not received written notice to the contrary within ten (10) Business Days after notice of location of such property has been made available to the Lenders), and (ii) to the extent real property which is not an Excluded Asset is acquired by any Guarantor organized outside of the United States or Canada, such Guarantor may (I) comply with this clause (b), (II) provide security over such real property pursuant to documentation and procedures customary in its jurisdiction as reasonably agreed between the Parent and the Administrative Agent or (III) if agreed to by the Administrative Agent in its sole discretion, not provide any security over such real property. (b) Upon the reasonable request of the Administrative Agent, the Borrower and each of the Guarantors will make, execute, endorse, acknowledge, file, record, register and/or deliver such agreements, documents, instruments, and further assurances (including, without limitation, filings under the CCQ, UCC and PPSA financing statements, any applicable Copyright Security Agreement, Patent Security Agreement and Trademark Security Agreement, mortgages, hypothecs, deeds of trust, vouchers, invoices, schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, real property surveys and reports), and take such other actions, as may be required under Applicable Law or as the Administrative Agent may deem reasonably appropriate or advisable to create, perfect, preserve or protect the security interest in the Collateral of the secured parties under the Collateral Documents, all at the Borrower’s expense; provided that, notwithstanding anything herein or in any other Fundamental Document to the contrary, under no circumstances will the Borrower or any Guarantor be obligated to enter into any pledgeholder, laboratory access or similar arrangements or deposit account control agreements, securities account control agreements, or other lockbox or control agreements, or to obtain bailee agreements or landlord or mortgagee waivers, or to send any notices to account debtors or other contractual third parties unless an Event of Default has occurred and is continuing. Additionally, notwithstanding anything in this Credit Agreement or in any other Fundamental Document to the contrary, under no circumstances will the Borrower or any Guarantor be obligated to (i) enter into security agreements or pledge agreements or similar agreements governed under the laws of any non-U.S. or non-Canadian jurisdiction, (ii) make any filings with the United States Patent and Trademark Office or the United States Copyright Officer or Canadian Intellectual Property Office to perfect a security interest in any intellectual property licenses, intellectual property license agreements or any intellectual property licensed to Borrower or any Guarantor under any license agreements, other than Specified Exclusive Copyright Licenses (as defined in the U.S. Pledge and Security Agreement), or (iii) take any other actions in any non-U.S. or non- Canadian jurisdiction to create or perfect any security interests, except in each case to the extent the Parent elects to add any Guarantor organized outside of the U.S. or Canada, in which case the Parent will cause such Guarantor to enter into customary security and pledge agreements consistent with the terms of this Credit Agreement governed by the law of such jurisdiction, and the Administrative Agent (with the cooperation of such Guarantor) may take customary actions to create and perfect security interests on the assets of such Guarantor in such jurisdiction. SECTION 6.15. OFAC, FCPA. (a) The Borrower will use the proceeds of each Credit Extension in accordance with Section 4.22(c) and Section 4.23.

117 (b) The Parent will maintain in effect and enforce policies and procedures designed to promote compliance by the Parent, its Subsidiaries and their respective directors, officers and employees with the provisions of Section 4.22. SECTION 6.16. [Reserved]. SECTION 6.17. Post-Closing Actions. The Borrower and each other Credit Party shall take each action set forth on Schedule 6.17 within the period set forth on such Schedule 6.17 for such action and the failure to do so within such time period shall be an immediate Event of Default; provided that, in each case, the Administrative Agent may, in its sole discretion, grant extensions of the time periods set forth on such Schedule 6.17 and, each representation or warranty which would be true, each covenant or agreement which would be complied with, and each condition which would be satisfied, in each case as set forth in any Fundamental Document, but for an action set forth on Schedule 6.17 not having been completed, will be deemed true, complied with, or satisfied, as the case may be, unless such action is not completed within the period set forth in Schedule 6.17 for such action (as such period may be extended by the Administrative Agent). SECTION 6.18. ERISA Matters. No Credit Party shall, or shall cause or permit any ERISA Affiliate to, cause or permit to occur (i) an event that would result in the imposition of an ERISA Lien or (ii) an ERISA Event to the extent such ERISA Event or ERISA Lien, either alone or together with all such other ERISA Events, would reasonably be expected to have a Material Adverse Effect. ARTICLE 7 NEGATIVE COVENANTS From the date hereof and for so long as the Revolving Credit Commitments shall be in effect, any Loan shall remain outstanding, or L/C Exposure shall remain outstanding or any monetary Obligation then due and payable shall remain unpaid or unsatisfied (other than with respect to a Specified Swap Agreement or Specified Cash Management Agreement): SECTION 7.1. Limitations on Indebtedness. (a) The Parent will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, Incur any Secured Funded Indebtedness; provided, however, that the Borrower and the Guarantors may Incur Secured Funded Indebtedness if on the date thereof and after giving effect thereto and to the application of the proceeds thereof on a Pro Forma Basis: (i) the Net Total Leverage Ratio is not greater than 3.50 to 1.00; and (ii) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence of Incurring such Secured Funded Indebtedness or the application of the proceeds thereof. (b) The Parent will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, Incur any Indebtedness; provided, however, that the Borrower and the Guarantors may Incur Indebtedness if on the date thereof and after giving effect thereto and to the application of the proceeds thereof on a Pro Forma Basis: (i) the Net Total Leverage Ratio is not greater than the Net Total Leverage Covenant; and (ii) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence of Incurring such Indebtedness or the application of the proceeds thereof. (c) The foregoing Section 7.1(a) and (b) will not prohibit the Incurrence of the following Indebtedness:

118 (i) (A) Indebtedness Incurred under this Credit Agreement (including any Guarantee under Article 9 of this Credit Agreement), including Indebtedness Incurred pursuant to Section 2.13 or Section 2.15, (B) any Incremental Equivalent Debt incurred in lieu of Incremental Facilities, and (C) any Refinancing Notes; (ii) (A) Indebtedness of the Parent and its Restricted Subsidiaries in existence on the Closing Date (other than Indebtedness described in clauses (i), (iii), (iv) and (vi) of this Section 7.1(c)), and (B) the Senior Notes in an aggregate principal amount not to exceed $325,123,000; (iii) Guarantees by (A) the Borrower or the Guarantors of Indebtedness permitted to be Incurred by the Borrower or a Guarantor in accordance with the terms of this Credit Agreement, provided that in the event such Indebtedness that is being Guaranteed is a Subordinated Obligation, then the related Guarantee shall be subordinated in right of payment to the Loans or the Guarantees under Article 9 of this Credit Agreement, as the case may be, substantially to the same extent as such Indebtedness is subordinated to the Loans or the Guarantees under Article 9 of this Credit Agreement, as applicable, and (B) Non-Guarantor Subsidiaries of Indebtedness Incurred by Non- Guarantor Subsidiaries in accordance with the terms of this Credit Agreement; (iv) Indebtedness of the Parent owing to and held by any Wholly-Owned Subsidiary or Indebtedness of a Restricted Subsidiary owing to and held by the Parent or any Wholly-Owned Subsidiary; provided, however, (A) if the Borrower is the obligor on Indebtedness owing to a Non- Guarantor Subsidiary, such Indebtedness is expressly subordinated to the prior payment in full in cash of all obligations under this Credit Agreement; (B) if a Guarantor is the obligor on such Indebtedness and the Borrower or a Guarantor is not the obligee, such Indebtedness is subordinated in right of payment to the Guarantee of such Guarantor under Article 9 of this Credit Agreement; and (C) (1) any subsequent issuance or transfer of Capital Stock or any other event which results in any such Indebtedness being held by a Person other than the Parent or a Restricted Subsidiary of the Parent and (2) any sale, assignment, transfer, conveyance, exchange or other disposition of any such Indebtedness of any such Indebtedness to a Person other than the Parent or a Restricted Subsidiary of the Parent, shall be deemed, in each case, to constitute an Incurrence of such Indebtedness by the Parent or such Subsidiary, as the case may be. (v) Indebtedness (A) of the Parent or any Restricted Subsidiary Incurred to finance the acquisition of or a merger, amalgamation or consolidation with another Person (or a line of business of any Person) or (B) of any Person Incurred and outstanding on the date on which such Person became a Restricted Subsidiary or was acquired by, or merged, amalgamated or consolidated into, the Parent or any Restricted Subsidiary; provided, however, that at the time such Person or line of business is acquired or merged, amalgamated or consolidated, after giving effect thereto and to the Incurrence of such Indebtedness pursuant to this clause (v) and the use of the proceeds thereof on a Pro Forma Basis, (1) either (I) the Parent would have been able to Incur $1.00 of additional Indebtedness pursuant to Section 7.1(b) above or (II) the Net Total Leverage Ratio would be no greater than it was immediately prior to such transaction and (2) in the event that such Indebtedness is secured on a pari passu basis with the Obligations, the Parent would have been able to Incur $1.00 of Secured Funded Indebtedness pursuant to Section 7.1(a) above.

119 (vi) Indebtedness under Hedging Obligations that are Incurred (A) for the purpose of fixing or hedging interest rate risk with respect to any Indebtedness not prohibited by this Credit Agreement; (B) for the purpose of fixing or hedging currency exchange rate risk; or (C) for the purpose of fixing or hedging commodity price risk; (vii) Indebtedness (including Finance Lease Obligations) of the Parent or a Restricted Subsidiary Incurred to finance the purchase, lease, construction or improvement of any property, plant or equipment used or to be used in the business of the Parent or such Restricted Subsidiary, whether through the direct purchase of such property, plant or equipment or the purchase of Capital Stock of any Person owning such property, plant or equipment (but no other material assets), in a principal amount outstanding not to exceed, at the time of Incurrence thereof, together with all other outstanding (x) Indebtedness incurred under this clause (vii) and (y) Refinancing Indebtedness incurred under clause (xi) in respect of Indebtedness previously incurred under this clause (vii), the greater of (A) $75,000,000 and (B) 37.5% of Adjusted EBITDA for the most recently ended Test Period, calculated on a Pro Forma Basis; (viii) Indebtedness Incurred by the Parent or its Restricted Subsidiaries in respect of workers’ compensation claims, health, disability or other employee benefits or property, casualty or liability insurance, self-insurance obligations, performance and bid surety and similar bonds and Completion Guarantees (not for borrowed money) provided by the Parent or a Restricted Subsidiary in the ordinary course of business; (ix) Indebtedness arising from agreements of the Parent or a Restricted Subsidiary providing for indemnification, adjustment of purchase price or similar obligations, in each case, Incurred or assumed in connection with the disposition of any business or assets of the Parent or any business, assets or Capital Stock of a Restricted Subsidiary, other than Guarantees of Indebtedness Incurred by any Person acquiring all or any portion of such business, assets or a Subsidiary for the purpose of financing such acquisition, provided that the maximum aggregate liability in respect of all such Indebtedness shall at no time exceed the gross proceeds including non-cash proceeds (the Fair Market Value of such non-cash proceeds being measured at the time received and without giving effect to subsequent changes in value) actually received by the Parent and the Restricted Subsidiaries in connection with such disposition; (x) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business, provided, however, that such Indebtedness is extinguished within five Business Days of Incurrence; (xi) the Incurrence or issuance by the Parent or any Restricted Subsidiary of Refinancing Indebtedness that serves to refund, refinance or defease any Indebtedness Incurred as permitted under Section 7.1(a) or (b) above and clauses (i)(B), (i)(C), (ii), (v), (vii), (xx) and this clause (xi) of this Section 7.1(c) or any Indebtedness issued to so refund, refinance or defease such Indebtedness, including additional Indebtedness Incurred to pay premiums (including reasonable, as determined in good faith by the Parent, tender premiums), defeasance costs, accrued interest and fees and expenses in connection therewith prior to its respective maturity; (xii) Indebtedness incurred by the Parent or any Restricted Subsidiary that is a Special Purpose Producer which is non-recourse to the Parent or any Restricted Subsidiary other than any Special Purpose Producer, except to the extent that a Negative Pick-up Obligation, Program Acquisition Guarantee or short-fall guarantee, or any other guarantee permitted by clause (xviii) below, would be considered recourse Indebtedness of the Parent or any of its Restricted

120 Subsidiaries; provided that (x) any Lien securing such Indebtedness shall be limited to the projects being financed by such Production Financing and (y) such Indebtedness shall not be cross- collateralized with respect to more than five (5) separate items of Product (for the avoidance of doubt, for purposes of this limitation on cross-collateralization, all episodes comprising a single season of a series shall be treated as a single item of Product) at any one time without the Administrative Agent’s prior consent; (xiii) [reserved]; (xiv) [reserved] (xv) Indebtedness secured solely by liens on tax credits which is otherwise non-recourse to the Parent and any Restricted Subsidiary, other than customary representations and warranties; (xvi) liabilities relating to profit participations, revenue participations, talent participations, deferments and guild residuals, and music royalties, collection agencies and tribunals (e.g., ASCAP), arising in the ordinary course of business in connection with the production, acquisition and/or distribution of Product; (xvii) unsecured liabilities (including without limitation Guarantees) or liabilities (including without limitation Guarantees) secured solely by the related rights related to the acquisition, production or distribution of Product or acquisitions of rights incurred in the ordinary course of business (including co-productions, co-ventures and other co-financing arrangements), which are not otherwise prohibited hereunder, in an amount no greater than $30,000,000 outstanding in the aggregate at the time of Incurrence thereof; (xviii) (1) Negative Pick-up Obligations, Program Acquisition Guarantees and direct or indirect guarantees (including minimum guarantees) related to the acquisition or production of items of Product in the ordinary course of business and (2) Product License Fee Obligations related to the licensing of items of Product in the ordinary course of business; provided that such Indebtedness shall not be cross-collateralized with respect to more than five (5) separate items of Product (for the avoidance of doubt, for purposes of this limitation on cross-collateralization, all episodes comprising a single season of a series shall be treated as a single item of Product) at any one time without the Administrative Agent’s prior consent; (xix) Indebtedness in respect of Programming Notes, provided that the term of any such Programming Note does not exceed 9 months, and any refinancing, replacement or extension thereof; and (xx) in addition to the items referred to in clauses (i) through (xix) above, Indebtedness of the Parent and the Restricted Subsidiaries in an aggregate outstanding principal amount not to exceed, at the time of Incurrence thereof, together with all other outstanding (x) Indebtedness incurred under this clause (xx) and (y) Refinancing Indebtedness incurred under clause (xi) in respect of Indebtedness previously incurred under this clause (xx), the greater of (a) $50,000,000 and (b) 25.0% of Adjusted EBITDA for the most recently ended Test Period, calculated on a Pro Forma Basis; (d) For purposes of determining compliance with, and the outstanding principal amount of any particular Indebtedness Incurred pursuant to and in compliance with, this Section 7.1:

121 (i) subject to clause (ii) and (vi) below, in the event that Indebtedness meets the criteria of more than one of the types of Indebtedness described in Section 7.1(a), (b) and (c) above, the Parent, in its sole discretion, may classify such item (or portion) of Indebtedness on the date of Incurrence and may later re-divide or reclassify such item (or portion) of Indebtedness in any manner that complies with this covenant; provided that all Indebtedness represented by the Senior Notes on the Closing Date will, at all times, be treated as incurred on the Closing Date under Section 7.1(c)(ii)(B) and may not be reclassified. (ii) Guarantees of, or obligations in respect of letters of credit relating to, Indebtedness that is otherwise included in the determination of a particular amount of Indebtedness shall not be included; (iii) if obligations in respect of letters of credit are Incurred pursuant to a credit facility and are being treated as Incurred pursuant to Section 7.1(a) or Section 7.1(b) above and the letters of credit relate to other Indebtedness, then such other Indebtedness shall not be included; (iv) the principal amount of any Disqualified Stock of the Parent or a Restricted Subsidiary, or Preferred Stock of a Restricted Subsidiary that is not a Guarantor, will be, subject to the next succeeding paragraph, equal to the greater of the maximum mandatory redemption or repurchase price (not including, in either case, any redemption or repurchase premium) or the liquidation preference thereof; (v) subject to clause (vi) below, Indebtedness permitted by this Section 7.1 need not be permitted solely by reference to one provision permitting such Indebtedness but may be permitted in part by one such provision and in part by one or more other provisions of this Section 7.1 permitting such Indebtedness; (vi) (A) Indebtedness under this Credit Agreement (including any Guarantee under Article 9 of this Credit Agreement), including Indebtedness Incurred pursuant to Section 2.13 or Section 2.15, (B) any Incremental Equivalent Debt incurred in lieu of Incremental Facilities, and (C) any Refinancing Notes, shall in any event be deemed to be Incurred solely under Section 7.1(c)(i)(A), (B) or (C), as applicable; and (vii) the amount of Indebtedness issued at a price that is less than the principal amount thereof will be equal to the amount of the liability in respect thereof determined in accordance with GAAP. (e) Accrual of interest, accrual of dividends, the accretion of accreted value or the amortization of debt discount, the payment of interest in the form of additional Indebtedness and the payment of dividends in the form of additional shares of Preferred Stock or Disqualified Stock will not be deemed to be an Incurrence of Indebtedness for purposes of this Section 7.1. The amount of any Indebtedness outstanding as of any date shall be (i) the accreted value thereof in the case of any Indebtedness issued with original issue discount or the aggregate principal amount outstanding in the case of Indebtedness issued with interest payable in kind and (ii) the principal amount or liquidation preference thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness. (f) If at any time an Unrestricted Subsidiary becomes a Restricted Subsidiary, any Indebtedness of such Subsidiary shall be deemed to be Incurred by a Restricted Subsidiary as of such date (and, if such Indebtedness is not permitted to be Incurred as of such date under this Section 7.1, the Borrower shall be on such date in Default under this Section 7.1).

122 (g) For purposes of determining compliance with any Dollar denominated restriction on the Incurrence of Indebtedness, the Dollar equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was Incurred, in the case of term Indebtedness, or first committed, in the case of revolving credit Indebtedness; provided that if such Indebtedness is Incurred to refinance other Indebtedness denominated in a foreign currency, and such refinancing would cause the applicable Dollar denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such Dollar denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such Refinancing Indebtedness does not exceed the principal amount of such Indebtedness being refinanced. Notwithstanding any other provision of this Section 7.1, the maximum amount of Indebtedness that the Parent or the Restricted Subsidiaries may Incur pursuant to this Section 7.1 shall not be deemed to be exceeded solely as a result of fluctuations in the exchange rate of currencies. The principal amount of any Indebtedness Incurred to refinance other Indebtedness, if Incurred in a different currency from the Indebtedness being refinanced, shall be calculated based on the currency exchange rate applicable to the currencies in which such Refinancing Indebtedness is denominated that is in effect on the date of such refinancing. SECTION 7.2. Limitations on Restricted Payments. (a) The Parent will not, and will not permit any of the Restricted Subsidiaries, directly or indirectly, to: (i) declare or pay any dividend or make any distribution (whether made in cash, securities or other property) on or in respect of the Parent’s or any of its Restricted Subsidiaries’ Capital Stock (including any payment in connection with any merger, amalgamation or consolidation involving the Parent or any of its Restricted Subsidiaries) other than: (A) dividends or distributions by the Parent payable solely in Capital Stock (other than Disqualified Stock) of the Parent; (B) dividends or distributions by a Restricted Subsidiary so long as, in the case of any dividend or distribution payable on or in respect of any Capital Stock issued by a Restricted Subsidiary that is not a Wholly-Owned Subsidiary, the Parent or Restricted Subsidiary holding such Capital Stock receives at least its pro rata share of such dividend or distribution; or (C) cash payments made to (or on behalf of) current and former officers, directors and employees of the Parent and its Subsidiaries to pay tax liabilities incurred by such Persons upon the vesting of equity interests of any kind held thereby, including restricted stock units; (ii) purchase, redeem, retire or otherwise acquire for value any Capital Stock of the Parent or any direct or indirect parent of the Parent held by Persons other than the Parent or a Restricted Subsidiary (other than in exchange for Capital Stock of the Parent (other than Disqualified Stock)), including in connection with any merger, amalgamation or consolidation; (iii) make any principal payment on, or purchase, repurchase, redeem, defease or otherwise acquire or retire for value, prior to any scheduled repayment, scheduled sinking fund payment, or scheduled maturity, any Subordinated Obligations, other than: (A) Indebtedness permitted under Section 7.1(c)(iv); or

123 (B) the purchase, repurchase, redemption, defeasance or other acquisition or retirement of Subordinated Obligations purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of purchase, repurchase, redemption, defeasance or other acquisition or retirement; or (iv) make any Restricted Investment in any Person; (all such payments and other actions referred to in the foregoing clauses (i) through (iv) (other than any exception thereto) shall be collectively referred to as a “Restricted Payment”), unless, at the time of and after giving effect to such Restricted Payment: (A) no Default shall have occurred and be continuing (or would result therefrom); (B) in the case of a Restricted Payment of the type referred to in clauses (i) through (iii) of this Section 7.2(a), the Parent shall be in compliance with the financial ratios set forth in Section 7.9(a), (b) and (c) for the relevant fiscal quarter on a Pro Forma Basis; and (C) the aggregate amount of such Restricted Payment and all other Restricted Payments declared or made subsequent to the Closing Date (excluding Restricted Payments made pursuant to clauses (i), (ii), (iii), (iv), (vi), (vii), (viii), (ix), (x), (xi), (xii), (xiii) and (xiv) of Section 7.2(b)) would not exceed the sum of (without duplication): (1) 100% of Adjusted EBITDA of the Parent and its Restricted Subsidiaries for the period (treated as one accounting period) from the Closing Date to the end of the most recent fiscal quarter ending prior to the date of such Restricted Payment for which financial statements have been delivered or were required to be delivered pursuant to Section 6.1(a) and Section 6.1(b) less 1.4 times the Consolidated Applicable Interest Charge of the Parent and its Restricted Subsidiaries for the same period; plus (2) 100% of the aggregate Net Cash Proceeds and the Fair Market Value of any property other than cash received by the Parent from the issue or sale of its Capital Stock (other than Disqualified Stock) or other capital contributions subsequent to the Closing Date, (other than Net Cash Proceeds received from an issuance or sale of such Capital Stock to a Subsidiary of the Parent or to an employee stock ownership plan, option plan or similar trust to the extent such sale to an employee stock ownership plan or similar trust is financed by loans from or Guaranteed by the Parent or any Restricted Subsidiary unless such loans have been repaid with cash on or prior to the date of determination) excluding in any event Excluded Contributions; plus (3) the amount by which Indebtedness of the Parent or its Restricted Subsidiaries is reduced on the Parent’s consolidated balance sheet upon the conversion or exchange (other than by a Subsidiary of the Parent) subsequent to the Closing Date of any Indebtedness of the Parent or its Restricted Subsidiaries for Capital Stock (other than Disqualified Stock) of the Parent or any direct or indirect parent of the Parent (less the amount of any cash, or the Fair Market Value of any other property, distributed by the Parent upon such conversion or exchange); plus

124 (4) the amount equal to the net reduction in Restricted Investments made by the Parent or any of the Restricted Subsidiaries in any Person resulting from: (A) repurchases or redemptions of such Restricted Investments by such Person, proceeds realized upon the sale of such Restricted Investment to an unaffiliated purchaser, repayments of loans or advances or other transfers of assets (including by way of dividend or distribution) by such Person to the Parent or any Restricted Subsidiary; or (B) the redesignation of Unrestricted Subsidiaries as Restricted Subsidiaries or the merger or consolidation of an Unrestricted Subsidiary with and into the Parent or any of its Restricted Subsidiaries (valued in each case as provided in the definition of “Investment”) not to exceed the amount of Investments previously made by the Parent or any Restricted Subsidiary in such Unrestricted Subsidiary, which amount in each case under this clause (4) was included in the calculation of the amount of Restricted Payments; provided, however, that no amount will be included under this clause (4) to the extent it is already included in Adjusted EBITDA; plus (5) the greater of (x) $75,000,000 and (y) 37.5% of Adjusted EBITDA for the most recently ended Test Period, calculated on a Pro Forma Basis. (b) The foregoing Section 7.2(a) will not prohibit: (i) any purchase, repurchase, redemption, defeasance or other acquisition or retirement of Capital Stock, Disqualified Stock or Subordinated Obligations of the Borrower or any Guarantor made by exchange for, or out of the proceeds of the substantially concurrent sale of, Capital Stock of the Parent or contributions to the equity capital of the Parent (other than Disqualified Stock and other than Capital Stock issued or sold to a Subsidiary of the Parent or an employee stock ownership plan or similar trust to the extent such sale to an employee stock ownership plan or similar trust is financed by loans from or Guaranteed by the Parent or any Restricted Subsidiary unless such loans have been repaid with cash on or prior to the date of determination); provided, however, that the Net Cash Proceeds from such sale of Capital Stock will be excluded from Section 7.2(a)(iv)(C)(2) above; (ii) any purchase, repurchase, redemption, defeasance or other acquisition or retirement of Subordinated Obligations of the Borrower or any Guarantor made by exchange for, or out of the proceeds of the substantially concurrent sale of, Subordinated Obligations of the Borrower or any Guarantor that, in each case, is permitted to be Incurred under Section 7.1 and that, in each case, constitutes Refinancing Indebtedness; (iii) any purchase, repurchase, redemption, defeasance or other acquisition or retirement of Disqualified Stock of the Parent or a Restricted Subsidiary made by exchange for or out of the proceeds of the substantially concurrent sale of Disqualified Stock of the Parent or such Restricted Subsidiary, as the case may be, that, in each case, is permitted to be Incurred under Section 7.1 and that, in each case, constitutes Refinancing Indebtedness; (iv) any purchase or redemption of Subordinated Obligations from Net Available Cash to the extent the Borrower has complied with its obligations to prepay all Term Loans to the extent required by Section 2.8(c)(ii) prior to such purchase or redemption;

125 (v) dividends or distributions paid within 60 days after the date of declaration if at such date of declaration such dividends or distributions would have complied with this provision; (vi) (a) the purchase, redemption or other acquisition, cancellation or retirement for value of Capital Stock, (b) options, warrants, equity appreciation rights or other rights to purchase or acquire Capital Stock of the Parent or any direct or indirect parent of the Parent or (c) cash dividends distributed to any direct or indirect parent of the Parent for the purpose of consummating such purchase, redemption or other acquisition, cancellation or retirement for value; provided that such redemptions or repurchases pursuant to this clause (vi) will not exceed $50,000,000 in the aggregate during any fiscal year; provided, further, that (x) such amount, if not so expended in the fiscal year for which it is permitted, may be carried forward in the next fiscal year and (y) redemptions or repurchases made pursuant to this clause (vi) during any fiscal year shall be deemed made first in respect of amounts carried over from the prior fiscal year and second in respect of amounts permitted for such fiscal year as provided above; (vii) the declaration and payment of dividends to holders of any class or series of Disqualified Stock of the Parent permitted to be Incurred pursuant to Section 7.1 of this Credit Agreement; (viii) repurchases of Capital Stock deemed to occur upon the exercise of stock options, warrants, other rights to purchase Capital Stock or other convertible securities if such Capital Stock represents a portion of the exercise price thereof; (ix) the declaration and payment of cash dividends, distributions, loans or other transfers by the Parent to any direct or indirect parent of the Parent, directly or indirectly, in amounts required for such parent entity to pay, in each case without duplication: (A) federal, provincial, state, local or foreign income taxes payable to the extent that such income taxes are directly attributable to the income of the Parent and its Subsidiaries (rather than the income of such parent entity resulting from distributions of property from the Parent or any Subsidiary) and only to the extent such taxes are not offset by applicable tax credits, tax losses or other assets; provided that in each case the amount of such payments in any fiscal year does not exceed the amount that the Parent and its Subsidiaries would be required to pay in respect of foreign, federal, provincial, state and local taxes for such fiscal year were the Parent and its Subsidiaries to pay such taxes separately from any such parent entity; (B) franchise taxes and other fees required to maintain such parent entity’s legal existence; and (C) corporate overhead expenses Incurred in the ordinary course of business, and salaries or other compensation of employees who perform services for both such parent entity and the Parent or its Subsidiaries, provided that the amount available under this clause (C) in any fiscal year shall not exceed the greater of $10,000,000 and 5.0% of Adjusted EBITDA of the Parent and its Restricted Subsidiaries for the most recently ended Test Period, calculated on a Pro Forma Basis; (x) purchases of Receivables Financing Assets pursuant to a Receivables Financing Repurchase Obligation in connection with a Qualified Receivables Financing and the payment or distribution of Receivables Financing Fees; (xi) Restricted Payments that are made with the proceeds of Excluded Contributions;

126 (xii) other Restricted Payments made in an aggregate amount (as reduced by the amount of capital returned from any such Restricted Payments that constituted Restricted Investments in the form of cash and Cash Equivalents (exclusive of items reflected in Consolidated Net Income)) from the Closing Date not to exceed the greater of (x) $75,000,000 and (y) 37.5% of Adjusted EBITDA for the most recently ended Test Period, calculated on a Pro Forma Basis; (xiii) other Restricted Payments of the type referred to in clauses (i) or (ii) of Section 7.2(a), provided, however, that at the time of and after giving pro forma effect to any such Restricted Payment, the Net Total Leverage Ratio is not greater than 3.00 to 1.00 on a Pro Forma Basis; (xiv) other Restricted Payments of the type referred to in clauses (iii) or (iv) of Section 7.2(a), provided, however, that at the time of and after giving pro forma effect to any such Restricted Payment, the Net Total Leverage Ratio is not greater than 3.00 to 1.00 on a Pro Forma Basis; and (xv) Restricted Payments due in connection with any dissenting shares pursuant to the Proxy Statement/Prospectus on the Closing Date to the extent constituting a Restricted Payment. provided, however, that at the time of and after giving effect to, any Restricted Payment permitted under the foregoing clauses (iv), (vi), (xi), (xii), (xiii) and (xiv), no Default shall have occurred and be continuing or would occur as a consequence thereof. (c) The amount of all Restricted Payments (other than cash) shall be the Fair Market Value on the date of such Restricted Payment of the asset(s) or securities proposed to be paid, transferred or issued by the Parent or such Restricted Subsidiary, as the case may be, pursuant to such Restricted Payment. (d) All of the Parent’s Subsidiaries will be Restricted Subsidiaries, except for the Initial Unrestricted Subsidiaries. The Borrower shall not be permitted to be designated as an Unrestricted Subsidiary. The Parent will not permit any Unrestricted Subsidiary to become a Restricted Subsidiary except in accordance with the definition of “Unrestricted Subsidiary.” For purposes of designating any Restricted Subsidiary as an Unrestricted Subsidiary, all outstanding Investments by the Parent and its Restricted Subsidiaries (except to the extent repaid) in the Subsidiary so designated will be deemed to be Restricted Payments and/or, in the discretion of the Parent, Investments, in an amount determined as set forth in the definition of “Investment.” Such designation will be permitted only if a Restricted Payment (and/or Permitted Investment) in such amount would be permitted at such time and if such Subsidiary otherwise meets the definition of an Unrestricted Subsidiary. Unrestricted Subsidiaries will not be subject to any of the restrictive covenants set forth in this Credit Agreement. Notwithstanding the foregoing or anything to the contrary in this Credit Agreement, the Parent will not, and will not permit any Restricted Subsidiary to, sell, assign or otherwise transfer or dispose (including pursuant to an exclusive license or exclusive sublicense) of intellectual property that is material to the operation of the business of the Parent and the Restricted Subsidiaries, taken as a whole, to (i) a Restricted Subsidiary that is not a Credit Party (other than to any Special Purpose Producer that is a Restricted Subsidiary) or (ii) an Unrestricted Subsidiary. SECTION 7.3. Limitation on Liens. The Parent will not, and will not permit any of the Restricted Subsidiaries to, directly or indirectly, create, Incur, assume or suffer to exist any Lien (other than Permitted Liens) upon any of its property or assets (including Capital Stock of Subsidiaries), or

127 income or profits therefrom, whether owned on the Closing Date or acquired after that date, which Lien secures any Indebtedness. SECTION 7.4. Limitation on Restrictions on Distribution from Restricted Subsidiaries. (a) The Parent will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or permit to exist or become effective any consensual encumbrance or consensual restriction on the ability of any Restricted Subsidiary to: (i) pay dividends or make any other distributions on its Capital Stock to the Parent or any of its Restricted Subsidiaries, or with respect to any other interest or participation in, or measured by, its profits (it being understood that the priority of any Preferred Stock in receiving dividends or liquidating distributions prior to dividends or liquidating distributions being paid on any other Capital Stock shall not be deemed a restriction on the ability to make distributions on Capital Stock); or (ii) make any loans or advances to the Parent or any Restricted Subsidiary (it being understood that the subordination of loans or advances made to the Parent or any Restricted Subsidiary to other Indebtedness Incurred by the Parent or any Restricted Subsidiary shall not be deemed a restriction on the ability to make loans or advances). (b) The foregoing Section 7.4(a) will not apply to encumbrances or restrictions existing under or by reason of: (i) contractual encumbrances or restrictions pursuant to an agreement in effect on the Closing Date, including without limitation, the Senior Notes (and related documentation); (ii) this Credit Agreement and the Collateral Documents; (iii) any agreement or other instrument of a Person acquired by the Parent or any of its Restricted Subsidiaries in existence at the time of such acquisition (but not created in contemplation thereof), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person and its Subsidiaries, or the property or assets of the Person and its Subsidiaries, so acquired (including after acquired property); (iv) any amendment, restatement, modification, renewal, supplement, refunding, replacement or refinancing of an agreement or arrangement referred to in Section 7.4(a)(ii); provided, however, that any encumbrances or restrictions contained in any such amendments, restatements, modifications, renewals, supplements, refundings, replacements, or refinancings are, in the good faith judgment of the Parent, no less favorable in any material respect, taken as a whole, to the Lenders than the encumbrances and restrictions contained in the agreements or arrangement so amended, restated, modified, renewed, supplemented, refunded, replaced or refinanced; (v) purchase money obligations and Finance Lease Obligations permitted under this Credit Agreement; (vi) customary restrictions on cash or other deposits or net worth imposed by customers or by co-production partners, Joint Venture partners or similar parties under contracts;

128 (vii) any customary provisions in Joint Venture agreements and other similar agreements; (viii) any customary provisions in leases, subleases or licenses and other agreements entered into by the Parent or any Restricted Subsidiary, in each case, in the ordinary course of business; (ix) encumbrances or restrictions arising or existing by reason of Applicable Law or any applicable rule, regulation or order; (x) any restriction with respect to the Parent or a Restricted Subsidiary or any asset or line of business thereof imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all the Capital Stock or assets of the Parent or such Restricted Subsidiary or any asset or line of business thereof pending the closing of such sale or disposition; (xi) imposed by any agreement relating to Indebtedness or Investments, as applicable, permitted to be Incurred in accordance with Section 7.1, 7.2 or the definition of “Permitted Investment,” in each case, if such restrictions or conditions apply only to the property or assets securing such Indebtedness or Investments and/or only to the Restricted Subsidiary incurring such Indebtedness or in which such Investments are made, or its Subsidiaries; (xii) other Indebtedness, Disqualified Stock or Preferred Stock of the Parent or any Restricted Subsidiary so long as such encumbrances and restrictions contained in any agreement or instrument will not materially affect Borrower’s or any Guarantor’s ability to make anticipated principal or interest payments on the Loans (in each case, as determined in good faith by Borrower), provided that such Indebtedness, Disqualified Stock or Preferred Stock is permitted to be Incurred pursuant to Section 7.1; (xiii) any restrictions or encumbrances imposed on Special Purpose Producers which are customary for production financing or similar transactions; and (xiv) any encumbrance or restriction of a Receivables Subsidiary effected in connection with a Qualified Receivables Financing; provided, however, that such restrictions apply only to such Receivables Subsidiary. SECTION 7.5. Limitation on Affiliate Transactions. (a) The Parent will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into or conduct any transaction (including the purchase, sale, lease, exchange or other disposition of any property or asset or the rendering of any service) with any Affiliate of the Parent (an “Affiliate Transaction”) involving consideration in excess of $15,000,000 unless: (i) the terms of such Affiliate Transaction are not materially less favorable to the Parent or such Restricted Subsidiary, as the case may be, than those that could have been obtained by the Parent or such Restricted Subsidiary in a comparable transaction with a Person that is not an Affiliate; and (ii) in the event such Affiliate Transaction involves an aggregate consideration in excess of $30,000,000, the terms of such transaction have been approved by a majority of the members of the Board of Directors of the Parent and by a majority of the members of such Board of Directors having no personal stake in such transaction, if any (and such majority or majorities,

129 as the case may be, determines that such Affiliate Transaction satisfies the criteria in clause (i) above). (b) The preceding Section 7.5(a) will not apply to: (i) (A) transactions between or among the Parent and any of its Restricted Subsidiaries, and (B) any merger, amalgamation, or consolidation of the Parent and any direct parent of the Parent, provided, however that such parent shall have no Indebtedness other than Indebtedness that would be permitted to be Incurred by the Parent at the time of such merger, amalgamation, or consolidation and such merger, amalgamation, or consolidation is otherwise not prohibited by the terms of this Credit Agreement; (ii) any Restricted Payment permitted to be made under Section 7.2 or any Permitted Investments; (iii) any loan or issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment agreements and other compensation arrangements, options to purchase Capital Stock of the Parent, restricted stock plans, long-term incentive plans, stock appreciation rights plans, participation plans or similar employee benefits plans and/or indemnity provided on behalf of Officers and employees; (iv) the payment of reasonable and customary fees and reimbursement of expenses paid to and indemnity provided on behalf of, directors of the Parent or any Restricted Subsidiary; (v) any agreement as in effect as of the Closing Date, as these agreements may be amended, modified, supplemented, extended or renewed from time to time, so long as any such amendment, modification, supplement, extension or renewal is not more disadvantageous to the Lenders in any material respect in the good faith judgment of the Parent when taken as a whole than the terms of the agreements in effect on the Closing Date; (vi) any agreement between any Person and an Affiliate of such Person existing at the time such Person is acquired by or merged, amalgamated or consolidated into the Parent or a Restricted Subsidiary; provided that such agreement was not entered into in contemplation of such acquisition or merger, amalgamation, or consolidation, or any amendment thereto (so long as any such agreement is not disadvantageous to the Lenders in the good faith judgment of the Parent when taken as a whole as compared to the applicable agreement as in effect on the date of such acquisition or merger, amalgamation, or consolidation ); (vii) transactions with customers, clients, suppliers, Joint Venture partners or purchasers or sellers of goods or services (including, without limitation, licensing, services (e.g., shared services agreements), advertising, distribution, promotional or delivery agreements), in each case in the ordinary course of the business of the Parent and the Restricted Subsidiaries and otherwise in compliance with the terms of this Credit Agreement; provided that in the reasonable determination of the Parent, such transactions are on terms that are no less favorable to the Parent or the relevant Restricted Subsidiary than those that could reasonably have been obtained at the time of such transactions in a comparable transaction by the Parent or such Restricted Subsidiary with an unrelated Person; (viii) any issuance or sale of Capital Stock (other than Disqualified Stock) to affiliates of the Parent and the granting of registration and other customary rights in connection therewith;

130 (ix) the entering into of any tax sharing agreement or arrangement and the performance thereunder; (x) any contribution to the capital of the Parent, or any sale of Capital Stock of the Parent (other than Disqualified Stock); (xi) transactions permitted by, and complying with, the provisions of Section 7.6; (xii) pledges of Capital Stock of Unrestricted Subsidiaries; (xiii) any employment agreements entered into by the Borrower or any of its Restricted Subsidiaries in the ordinary course of business; (xiv) any distribution, license, participation, sale, lease, production, reproduction or co- financing agreement, guarantee, negative pick-up obligation, Product License Fee Obligation or other acquisition agreement, or other similar agreement to any of the foregoing, entered into in the ordinary course of business and on an arm’s length basis; (xv) [reserved]; (xvi) any transaction effected as part of a Qualified Receivables Financing; and (xvii) for the avoidance of doubt, transactions with Persons that cease to be Affiliates upon the consummation of the Separation Transaction (including, for the avoidance of doubt, any amendments, renewals or extensions entered into after the consummation of the Separation Transaction of agreements originally entered into with such Persons prior to the consummation of the Separation Transaction). SECTION 7.6. Limitation on Mergers and Consolidations. (a) Neither the Parent nor the Borrower will merge, amalgamate or consolidate with or into (whether or not the Parent or the Borrower is the surviving corporation), or convey, transfer or lease all or substantially all of its assets to, any Person, unless: (i) The Parent or the Borrower, as applicable, is the surviving person or the resulting, surviving or transferee Person (the “Successor Person”) is a corporation organized and existing under the laws of Canada, any Province of Canada, the United States of America, any State of the United States or the District of Columbia; (ii) the Successor Person (if not the Parent or the Borrower) will expressly assume, by documentation executed and delivered to the Administrative Agent, in form satisfactory to the Administrative Agent, all the obligations of the Parent or the Borrower, as applicable, under this Credit Agreement and the Collateral Documents (as applicable) and shall cause such amendments, supplements or other instruments to be executed, filed, and recorded in such jurisdictions as may be required by Applicable Law to preserve and protect the Lien on the Collateral owned by or transferred to the Successor Person, together with such financing statements or comparable documents as may be required to perfect any security interests in such Collateral which may be perfected by the filing of a financing statement or a similar document under the applicable PPSA, the CCQ, the UCC or other similar statute or regulation of the relevant states or jurisdictions;

131 (iii) immediately after giving effect to such transaction (and treating any Indebtedness that becomes an obligation of the Successor Person or any Subsidiary of the Successor Person as a result of such transaction as having been Incurred by the Successor Person or such Subsidiary at the time of such transaction), no Default or Event of Default shall have occurred and be continuing; (iv) immediately after giving pro forma effect to such transaction and any related financing transactions, as if such transactions had occurred at the beginning of the applicable four- quarter period, the Parent (including any Successor Person) shall be in compliance with the financial ratios set forth in Section 7.9(a), (b) and (c) for the relevant fiscal quarter on a Pro Forma Basis; (v) each Guarantor (unless it is the other party to the transactions above, in which case the next succeeding paragraph shall apply) shall have by documentation in form and substance satisfactory to the Administrative Agent, confirmed that its Guarantee under Article 9 of this Credit Agreement shall apply to such Person’s obligations in respect of this Credit Agreement and shall have by written agreement confirmed that its obligations under the Collateral Documents Agreement shall continue to be in effect and shall cause such amendments, supplements or other instruments to be executed, filed, and recorded in such jurisdictions as may be required by Applicable Law to preserve and protect the Lien on the Collateral owned by such Guarantor, together with such financing statements or comparable documents as may be required to perfect any security interests in such Collateral which may be perfected by the filing of a financing statement or a similar document under the applicable PPSA, the CCQ, the UCC or other similar statute or regulation of the relevant provinces, states or jurisdictions; and (vi) the Borrower shall have delivered to the Administrative Agent an Officer’s Certificate stating that such merger, amalgamation, consolidation, conveyance or transfer and such supplemental documentation (if any) comply with the terms of this Credit Agreement and any other documentation and other information about the Successor Person as shall have been reasonably required by any Lender through the Administrative Agent that such Lender shall have reasonably determined is required by regulatory authorities under applicable “know your customer” and Anti- Money Laundering Laws. (b) Notwithstanding clauses (iii) and (iv) of the preceding Section 7.6(a): (i) any Restricted Subsidiary may merge with, amalgamate with, consolidate with or into or transfer all or part of its properties and assets to the Parent or the Borrower so long as no Capital Stock of the Restricted Subsidiary is distributed to any Person other than the Parent or the Borrower or another Restricted Subsidiary; and (ii) the Borrower may merge with, amalgamate with or consolidate with an Affiliate of the Parent solely for the purpose of reincorporating or reorganizing, continuing or otherwise causing the Borrower to become an entity governed by the federal laws of Canada, a Province or territory of Canada or a State or territory of the United States or the District of Columbia, so long as the amount of Indebtedness of the Parent and its Restricted Subsidiaries is not increased thereby; provided that, in the case of a Restricted Subsidiary that merges, amalgamates or consolidates into the Borrower, the Borrower will not be required to comply with Section 7.6(a)(iv). (c) The Borrower and the Parent will not, and will not permit any Guarantor to, merge, amalgamate or consolidate with or into (whether or not the Borrower or such Guarantor is the surviving corporation), or convey, transfer or lease all or substantially all of its properties to any Person (other than with or into, or to, the Borrower or a Guarantor) unless:

132 (i) if such entity remains a Guarantor, the resulting, surviving or transferee Person (the “Successor Guarantor”) will be a corporation, partnership, trust or limited liability company organized and existing under the laws of Canada, a Province of Canada, the United States of America, any State of the United States or the District of Columbia or the jurisdiction of organization of such Guarantor and shall assume by written agreement all the obligations of such Guarantor under the Collateral Documents (as applicable) and shall cause such amendments, supplements or other instruments to be executed, filed and recorded in such jurisdictions as may be required by Applicable Law to preserve and protect the Lien on the Collateral pledged by or transferred to the surviving entity, together with such financing statements or comparable documents as may be required to perfect any security interest in such Collateral which may be perfected by the filing of a financing statement or similar document under the applicable PPSA, the CCQ, the UCC or other similar statute or regulation of the relevant states, provinces or jurisdictions in each case in a form reasonably satisfactory to the Administrative Agent; (ii) the Successor Guarantor, if other than such Guarantor, expressly assumes all the obligations of such Guarantor under this Credit Agreement and its Guarantee under Article 9 hereof pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent; (iii) immediately after giving effect to such transaction (and treating any Indebtedness that becomes an obligation of the resulting, surviving or transferee Person or any Restricted Subsidiary as a result of such transaction as having been Incurred by such Person or such Restricted Subsidiary at the time of such transaction), no Default or Event of Default shall have occurred and be continuing; and (iv) the Borrower will have delivered to the Administrative Agent an Officer’s Certificate stating that such consolidation, merger, winding up or disposition and such supplemental documentation (if any) comply with the terms of this Credit Agreement. Except as otherwise described in this Credit Agreement, the Successor Guarantor shall succeed to, and be substituted for, such Guarantor under this Credit Agreement and the Guarantee of such Guarantor. Notwithstanding this Section 7.6(c), without complying with any of clauses (i)-(iv) of this Section 7.6(c), any Guarantor (other than the Parent) may merge, amalgamate or consolidate with or into or transfer all or part of its properties and assets (A) to another Guarantor or the Borrower or (B) to any other Person in a transaction permitted by Section 7.8 or by the definition of the term “Asset Sale”. Additionally, notwithstanding this Section 7.6(c), any Guarantor (other than the Parent) may merge, amalgamate or consolidate with a Restricted Subsidiary of the Parent solely for the purpose of reincorporating, reorganizing, continuing or otherwise causing such Guarantor to become an entity governed by the federal laws of Canada, a Province or territory of Canada or a State of the United States or the District of Columbia, as long as the amount of Indebtedness of such Guarantor and its Restricted Subsidiaries is not increased thereby. (d) The Borrower or a Guarantor (other than the Parent), as the case may be, will be released from its obligations under this Credit Agreement and its Guarantee under Article 9 hereof, as the case may be, and the Successor Person or Successor Guarantor, as the case may be, will succeed to, and be substituted for, and may exercise every right and power of, the Borrower or a Guarantor, as the case may be, under this Credit Agreement, the Guarantee under Article 9 hereof and the Collateral Documents; provided that, in the case of a lease of all or substantially all its assets, the Borrower will not be released

133 from the obligation to pay the principal of and interest on the Loans and a Guarantor will not be released from its obligations under Article 9 hereof. SECTION 7.7. Limitation on Lines of Business. The Parent will not, and will not permit any Restricted Subsidiary to, engage in any material respect in any business other than a Related Business. SECTION 7.8. Limitation on Sales of Assets. The Parent will not, and will not permit any of its Restricted Subsidiaries to, cause or make any Asset Sale, unless: (i) the Parent or such Restricted Subsidiary, as the case may be, receives consideration at least equal to the Fair Market Value (such Fair Market Value to be determined on the date of contractually agreeing to such Asset Sale) of the shares and assets subject to such Asset Sale; (ii) at least 75% of the consideration from such Asset Sale received by the Parent or such Restricted Subsidiary, as the case may be, is in the form of cash or Cash Equivalents; and (iii) the Net Available Cash from such Asset Sale is applied by the Parent or such Restricted Subsidiary in accordance with Section 2.8(c)(ii). For the purpose of this Section 7.8 and for no other purpose, the following will be deemed to be cash: (I) any liabilities (as shown on the Parent’s or such Restricted Subsidiary’s most recent balance sheet) of the Parent or any Restricted Subsidiary (other than liabilities that are by their terms subordinated to the Loans or the Guarantees under Article 9 of this Credit Agreement) that are assumed by the transferee of any such assets and from which the Parent and all Restricted Subsidiaries have been validly released by all creditors in writing; (II) any securities, notes or other obligations received by the Parent or any Restricted Subsidiary from the transferee that are converted by the Parent or such Restricted Subsidiary into cash (to the extent of the cash received) within 180 days following the closing of such Asset Sale; (III) consideration consisting of Indebtedness of the Parent (other than Subordinated Obligations) received after the Closing Date from Persons who are not the Parent or any Restricted Subsidiary, and (IV) any Designated Non-Cash Consideration received by the Parent or any Restricted Subsidiary in such Asset Sale having an aggregate Fair Market Value (as determined in good faith by the Parent), taken together with all other Designated Non-Cash Consideration received pursuant to this Section 7.8(IV) that is at that time outstanding, not to exceed $60,000,000 at the time of the receipt of such Designated Non-Cash Consideration (with the Fair Market Value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value). SECTION 7.9. Financial Covenants. (a) Net Total Leverage Ratio. The Parent shall not, as of the last day of each fiscal quarter of the Parent ending on and after (i) June 30, 2025, permit the Net Total Leverage Ratio to be greater than 4.50 to 1.00, (ii) March 31, 2026, permit the Net Total Leverage Ratio to be greater than 4.25 to 1.00, (iii) March 31, 2027, permit the Net Total Leverage Ratio to be greater than 4.00 to 1.00 and (iv) March 31, 2028, permit the Net Total Leverage Ratio to be greater than 3.50 to 1.00.

134 (b) Net First Lien Leverage Ratio. The Parent shall not, as of the last day of each fiscal quarter of the Parent ending on and after June 30, 2025, permit the Net First Lien Leverage Ratio to be greater than 3.00 to 1.00. (c) Interest Coverage Ratio. The Parent shall not, as of the last day of each fiscal quarter of the Parent ending on and after June 30, 2025, permit the Interest Coverage Ratio to be less than 2.50 to 1.00. SECTION 7.10 Canadian Pension Plans(d) . Without the consent of the Administrative Agent (each such consent not to be unreasonably withheld or delayed), neither the Parent nor the Borrower will permit any Credit Party or any Restricted Subsidiaries to (i) maintain, sponsor, administer, contribute to, participate in or assume or incur any liability under or in respect of any Canadian DB Plan; (ii) fail to pay or remit any material contribution or payment required to be paid or remitted to any Canadian Pension Plan or Guild Pension Plan in a timely manner in accordance with the terms of the applicable plan and applicable law; (iii) assume any obligations or liability in respect of any Guild Pension Plan other than to make the contributions specified in the applicable collective bargaining agreements; or (iv) allow any employee, director, officer or agent of any Credit Party to become responsible for or involved in the governance of any Guild Pension Plan. ARTICLE 8 EVENTS OF DEFAULT SECTION 8.1. Events of Default. Any one or more of the following shall constitute an “Event of Default”: (a) default (i) in the payment when due (whether at the stated maturity thereof or at any other time provided for in this Credit Agreement) of all or any part of the principal of any Loan or Reimbursement Obligation or (ii) in the payment when due of interest on any Loan, any fee, or any other amount payable hereunder or under any other Fundamental Document and such default shall continue unremedied for a period of five (5) Business Days; or (b) default in the observance or performance of any covenant set forth in Section 6.2(b)(i), Section 6.4 (with respect to the Parent), Section 6.17 or Article 7 hereof; or (c) failure by the Borrower or any Guarantor to comply for 30 days after notice as provided below with any of its other agreements contained in the Fundamental Documents; or (d) any representation or warranty made by the Borrower or any Guarantor herein or in any other Fundamental Document or that is contained in any certificate or other document furnished by it at any time under or in connection with this Credit Agreement or any other Fundamental Document shall prove to have been inaccurate in any material respect on or as of the date made; or (e) default under any mortgage, indenture, agreement or instrument, in each case governing Indebtedness for money borrowed by any Guarantor or the Borrower or any of the Restricted Subsidiaries (or the payment of which is guaranteed by any Guarantor or the Borrower or any of the Restricted Subsidiaries), other than Indebtedness owed to any Guarantor or the Borrower or a Restricted Subsidiary, and other than Indebtedness incurred by a Special Purpose Producer that is non-recourse to the Parent or any Restricted Subsidiary other than such Special Purpose Producer (for the avoidance of doubt,

135 an outstanding Negative Pick-up Obligation of the Parent or a Restricted Subsidiary shall be considered recourse Indebtedness of the Parent or such Restricted Subsidiary), whether such indebtedness or guarantee now exists, or is created after the Closing Date, which default: (i) is caused by a failure to pay principal of such Indebtedness prior to the expiration of the final maturity date provided in such Indebtedness unless such Indebtedness is discharged (“payment default”); or (ii) results in the acceleration of such Indebtedness prior to its maturity; or (iii) which default causes, or permits the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders), with all applicable grace or cure periods having expired, to cause any such Indebtedness to become due or required to be prepaid, repurchased, defeased or redeemed prior to its stated maturity; and, in each case, the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a payment default or such other default or the maturity of which has been so accelerated, aggregates $30,000,000 or its foreign currency equivalent or more; or (f) The Parent, the Borrower or any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together (as of the most recent audited consolidated financial statements of the Parent and the Restricted Subsidiaries), would constitute a Significant Subsidiary, pursuant to or within the meaning of any Bankruptcy Law: (i) commences proceedings to be adjudicated bankrupt or insolvent; (ii) consents to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking an arrangement of debt, reorganization, dissolution, winding up or relief under applicable Bankruptcy Law (including, for the avoidance of doubt, the filing of a notice of intention under the Bankruptcy and Insolvency Act (Canada) or of an application under the Companies’ Creditors Arrangement Act (Canada) or any proposal to compromise, arrange or reorganize any of its debts or obligations under Section 192 of the Canada Business Corporations Act or any similar provision of Canadian federal or provincial corporate law); (iii) consents to the appointment of a receiver, interim receiver, receiver and manager, liquidator, assignee, trustee, sequestrator or other similar official of it or for all or substantially all of its property; or (iv) makes a general assignment for the benefit of its creditors; or (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (i) is for relief against the Parent, the Borrower, any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together (as of the most recent audited consolidated financial statements of the Parent and the Restricted Subsidiaries), would constitute a Significant Subsidiary, in a proceeding in which the Parent, the Borrower, any such Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together (as of the most recent audited consolidated financial statements of the Parent

136 and the Restricted Subsidiaries), would constitute a Significant Subsidiary, is to be adjudicated bankrupt or insolvent; (ii) appoints a receiver, interim receiver, receiver and manager, liquidator, assignee, trustee, sequestrator or other similar official of the Parent, the Borrower, any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together (as of the most recent audited consolidated financial statements of the Parent and the Restricted Subsidiaries), would constitute a Significant Subsidiary, or for all or substantially all of the property of the Parent, the Borrower, any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together (as of the most recent audited consolidated financial statements of the Parent and the Restricted Subsidiaries), would constitute a Significant Subsidiary; (iii) orders the liquidation, dissolution or winding up of the Parent, the Borrower, any Restricted Subsidiary that is a Significant Subsidiary or any group of Subsidiaries that, taken together (as of the most recent audited consolidated financial statements of the Parent and the Restricted Subsidiaries), would constitute a Significant Subsidiary; or (iv) orders the presentation of any plan or arrangement, compromise or reorganization of the Parent, the Borrower, any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together (as of the most recent audited consolidated financial statements of the Parent and the Restricted Subsidiaries), would constitute a Significant Subsidiary; and the order or decree remains unstayed and in effect for 60 consecutive days; or (h) failure by the Parent, the Borrower or any Significant Subsidiary or group of Restricted Subsidiaries that, taken together (as of the latest audited consolidated financial statements for the Parent and the Restricted Subsidiaries), would constitute a Significant Subsidiary to pay final judgments aggregating in excess of $30,000,000 or its foreign currency equivalent (net of any amounts that a reputable and creditworthy insurance company has acknowledged liability for in writing), which judgments are not paid, discharged or stayed for a period of 60 days; or (i) (i) an ERISA Event shall have occurred; (ii) a trustee shall be appointed by a United States district court to administer any Plan; (iii) the PBGC shall institute proceedings to terminate any Plan; (iv) any Credit Party or any of their respective ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan that it has incurred or will be assessed Withdrawal Liability to such Multiemployer Plan and such entity does not have reasonable grounds for contesting such Withdrawal Liability or is not contesting such Withdrawal Liability in a timely and appropriate manner; or (v) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (v) above, such event or condition, together with all other such events or conditions, if any, would reasonably be expected to result in a Material Adverse Effect; (j) (i) any of the Fundamental Documents shall, for any reason, not be or shall cease to be in full force and effect or shall be declared null and void or (ii) the validity or enforceability of the Liens granted or purported to be granted by any Collateral Document on any material portion of the Collateral shall cease to be valid and perfected, or shall be contested by any Credit Party, except to the extent that any such loss of perfection results from the limitations of foreign laws, rules and regulations as they apply to pledges of Capital Stock in Foreign Subsidiaries or the application thereof, or as a result of (A) the Administrative Agent no longer having possession of any stock certificate, promissory note or other instrument delivered under the Collateral Agreement or (B) Uniform Commercial Code continuation statements or other similar statements not being filed in a timely manner (so long as such failure does not result from the breach or non-compliance with the Fundamental Documents by any Credit Party); or

137 (k) a Change of Control shall occur. Notwithstanding anything in this Credit Agreement or any other Fundamental Document to the contrary, a notice of Default may not be given by the Agent or by any Secured Party (or any other action taken on the assertion of any Default) with respect to any action taken, and reported publicly or to the Lenders, more than two years prior to such notice of Default (or other action) other than with respect to an Event of Default under clause (a), (f) or (g) of Section 8.1; provided, that such two-year period shall not commence if a Credit Party has knowledge of such Default until a notice of such Default has been provided to the Agent and the Lenders. SECTION 8.2. Non-Bankruptcy Defaults. When any Event of Default other than those described in subsection (f) or (g) of Section 8.1 hereof has occurred and is continuing, the Administrative Agent shall, by written notice to the Borrower: (a) if so directed by the Required RC Lenders, terminate the remaining Revolving Credit Commitments, and if so directed by the Required Lenders, terminate all other obligations of the Lenders hereunder on the date stated in such notice (which may be the date thereof); (b) if so directed by the Required Lenders, declare the principal of and the accrued interest on all outstanding Loans to be forthwith due and payable and thereupon all outstanding Loans, including both principal and interest thereon, shall be and become immediately due and payable together with all other amounts payable under the Fundamental Documents without further demand, presentment, protest or notice of any kind; (c) after a breach or default by the Parent under Section 7.9, if so directed by the Required Lenders, terminate the remaining Revolving Credit Commitments and declare the principal of and the accrued interest on all outstanding Revolving Loans and Term Loans to be forthwith due and payable, and thereafter, if so directed by the Required Lenders, terminate all other obligations of the Revolving Lenders and Term Lenders hereunder on the date stated in such notice (which may be the date thereof) and (d) if so directed by the Required RC Lenders, demand that the Borrower immediately pay to the Administrative Agent, as cash collateral, the full amount then available for drawing under each or any Letter of Credit, whether or not any drawings or other demands for payment have been made under any Letter of Credit. SECTION 8.3. Bankruptcy Defaults. When any Event of Default described in subsections (f) or (g) of Section 8.1 hereof has occurred and is continuing, then all outstanding Loans shall immediately become due and payable together with all other amounts payable under the Fundamental Documents without presentment, demand, protest or notice of any kind, the Revolving Credit Commitments and any and all other obligations of the Lenders to extend further credit pursuant to any of the terms hereof shall immediately terminate and the Borrower shall immediately pay to the Administrative Agent, as cash collateral, the full amount then available for drawing under all outstanding Letters of Credit, whether or not any draws or other demands for payment have been made under any of the Letters of Credit. SECTION 8.4. Collateral for Undrawn Letters of Credit. (a) If the prepayment of the amount available for drawing under any or all outstanding Letters of Credit is required under Section 2.8(c)(iii) or under Section 8.2 or Section 8.3 above, the Borrower shall forthwith pay the amount required to be so prepaid, to be held by the Administrative Agent as provided in subsection (b) below. (b) All amounts prepaid pursuant to clause (a) above shall be held by the Administrative Agent in one or more separate collateral accounts (each such account, and the credit balances, properties, and any investments from time to time held therein, and any substitutions for such account, any certificate of deposit or other instrument evidencing any of the foregoing and all proceeds of and earnings on any of the foregoing being collectively called the “Collateral Account”) as security for, and for application by the Administrative Agent (to the extent available) to, the reimbursement of any payment

138 under any Letter of Credit then or thereafter made by the Issuing Banks, and to the payment of the unpaid balance of any other Obligations in respect of any Letter of Credit. The Collateral Account shall be held in the name of and subject to the exclusive dominion and control of the Administrative Agent for the benefit of the Administrative Agent, the Lenders and the Issuing Banks. If and when requested by the Borrower, the Administrative Agent shall invest funds held in the Collateral Account from time to time in direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America with a remaining maturity of one year or less; provided that the Administrative Agent is irrevocably authorized to sell investments held in the Collateral Account when and as required to make payments out of the Collateral Account for application to amounts due and owing from the Borrower to the Issuing Banks, the Administrative Agent or the Lenders in respect of any Letter of Credit; provided, however, that if (i) the Borrower shall have made payment of all such obligations referred to in clause (a) above and (ii) no Letters of Credit remain outstanding hereunder, then the Administrative Agent shall release to the Borrower any remaining amounts held in the Collateral Account. SECTION 8.5. Right to Realize on Collateral and Enforce Guarantees. Anything contained in any of the Fundamental Documents to the contrary notwithstanding, the Borrower, the Administrative Agent and each Secured Party hereby agree that (a) no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee set forth in any Fundamental Document, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by the Administrative Agent, on behalf of the Secured Parties in accordance with the terms hereof and all powers, rights and remedies under the Collateral Documents may be exercised solely by the Administrative Agent; provided that, notwithstanding the foregoing, the Lenders may exercise the set-off rights contained in Section 11.6 in the manner set forth therein, and (b) in the event of a foreclosure by the Administrative Agent on any of the Collateral pursuant to a public or private sale or other disposition, the Administrative Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and the Administrative Agent, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by the Administrative Agent at such sale or other disposition. SECTION 8.6. Parent’s Right to Cure. Notwithstanding anything to the contrary contained in Section 8.1 or Section 8.2 or otherwise, for purposes of determining whether an Event of Default under Section 7.9 has occurred, the cash proceeds of any equity contribution in the form of common equity, “qualified” preferred or other equity on terms acceptable to the Administrative Agent made to, and actually received by, the Parent during the period commencing after the last day of any fiscal quarter and ending fifteen (15) Business Days after the date on which financial statements are required to be delivered hereunder with respect to such fiscal quarter (such period, the “Equity Cure Period”), if requested in writing by the Parent, shall be deemed to increase Adjusted EBITDA for purposes of determining compliance with Section 7.9 at the end of such fiscal quarter and applicable subsequent periods that include such fiscal quarter (any such equity contribution so included in the calculation of Adjusted EBITDA, a “Specified Equity Contribution”); provided that (i) in each period of four consecutive fiscal quarters, there shall be at least two fiscal quarters in which no Specified Equity Contribution is made, (ii) no more than four (4) Specified Equity Contributions may be made in the aggregate during the term of this Credit Agreement, (iii) the amount of any Specified Equity Contribution shall be no more than the amount required to cause the Parent to be in pro forma compliance with Section 7.9 for any applicable period and (iv) the Specified Equity Contributions shall be counted solely for the purposes of compliance with Section 7.9 and shall not be included for any other purposes including availability or amount of any covenant “baskets” and, whether or not used to prepay indebtedness, there shall be no reduction in indebtedness or netting of cash in connection with the proceeds of any Specified Equity Contributions for determining compliance with any

139 financial ratio during any fiscal quarter in which it is included in Adjusted EBITDA. Upon receipt by the Administrative Agent of such written request from the Parent prior to the last day of the Equity Cure Period, neither the Administrative Agent nor any Lender shall exercise any rights or remedies under Section 8.2 on the basis of any failure to comply with Section 7.9 until the expiration of the Equity Cure Period. For the avoidance of doubt, no Revolving Lender shall be obligated to fund any Revolving Loan during such Equity Cure Period. ARTICLE 9 GUARANTEE SECTION 9.1. Guarantee. (a) Each Guarantor, jointly and severally, unconditionally and irrevocably guarantees to the Administrative Agent, the Issuing Banks and the other Secured Parties the due and punctual payment by, and performance of, the Obligations (including interest accruing on and after the filing of any petition in bankruptcy or of reorganization of the obligor whether or not post filing interest is allowed in such proceeding). Each Guarantor further agrees that the Obligations may be increased, extended or renewed, in whole or in part, without notice or further assent from it (except as may be otherwise required herein), and it will remain bound upon this Guarantee notwithstanding any extension or renewal of any Obligation. (b) Each Guarantor waives presentation to, demand for payment from and protest to, as the case may be, any Credit Party or any other guarantor of any of the Obligations, and also waives notice of protest for nonpayment, notice of acceleration and notice of intent to accelerate. The obligations of each Guarantor hereunder shall not be affected by (i) the failure of the Administrative Agent, the Issuing Banks or any Secured Party to assert any claim or demand or to enforce any right or remedy against the Borrower or any Guarantor or any other guarantor under the provisions of this Credit Agreement or any other agreement or otherwise; (ii) any extension or renewal of any provision hereof or thereof; (iii) the failure of the Administrative Agent, the Issuing Banks or any Secured Party to obtain the consent of the Guarantor with respect to any rescission, waiver, compromise, acceleration, amendment or modification of any of the terms or provisions of this Credit Agreement, the Notes or of any other agreement; (iv) the release, exchange, waiver or foreclosure of any security held by the Administrative Agent for the Obligations or any of them; (v) the failure of the Administrative Agent, the Issuing Banks or any Secured Party to exercise any right or remedy against any other Guarantor or any other guarantor of the Obligations; (vi) any bankruptcy, reorganization, liquidation, dissolution or receivership proceeding or case by or against either Borrower or other Credit Party, any change in the corporate existence, structure, ownership or control of either Borrower or other Credit Party (including any of the foregoing arising from any merger, consolidation, amalgamation, reorganization or similar transaction); or (vii) the release or substitution of any Guarantor or any other guarantor of the Obligations. Without limiting the generality of the foregoing or any other provision hereof (including, without limitation, Section 11.7 hereof), to the extent permitted by Applicable Law, each Guarantor hereby expressly waives any and all benefits which might otherwise be available to it under California Civil Code Sections 2799, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2845, 2848, 2849, 2850, 2899 and 3433. (c) Each Guarantor further agrees that this Guarantee is a continuing guarantee, shall secure the Obligations and any ultimate balance thereof, notwithstanding that the Borrower or others may from time to time satisfy the Obligations in whole or in part and thereafter incur further Obligations, and that this Guarantee constitutes a guarantee of performance and of payment when due and not just of collection, and waives any right to require that any resort be had by the Administrative Agent, the Issuing Banks or any Secured Party to any security held for payment of the Obligations or to any balance of any deposit, account or credit on the books of the Administrative Agent, the Issuing Banks or any Secured Party in favor of the Borrower or any Guarantor, or to any other Person.

140 (d) Each Guarantor hereby expressly assumes all responsibilities to remain informed of the financial condition of the Borrower, the Guarantors and any other guarantors of the Obligations and any circumstances affecting the Collateral or the ability of the Borrower to perform under this Credit Agreement. (e) Each Guarantor’s obligations under the Guarantee shall not be affected by the genuineness, validity, regularity or enforceability of the Obligations, the Notes or any other instrument evidencing any Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor or by any other circumstance relating to the Obligations which might otherwise constitute a defense to this Guarantee. The Administrative Agent, the Issuing Banks and the Secured Parties make no representation or warranty with respect to any such circumstances and have no duty or responsibility whatsoever to any Guarantor in respect to the management and maintenance of the Obligations or any collateral security for the Obligations. SECTION 9.2. No Impairment of Guarantee, etc. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (except payment and performance in full of the Obligations), including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent, the Issuing Banks or any Secured Party to assert any claim or demand or to enforce any remedy under this Credit Agreement or any other agreement, by any waiver or modification of any provision hereof or thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Guarantor or would otherwise operate as a discharge of such Guarantor as a matter of law, unless and until the Obligations are paid in full. SECTION 9.3. Continuation and Reinstatement, etc. (a) Each Guarantor further agrees that its Guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Administrative Agent, the Issuing Banks or the Secured Parties upon the bankruptcy or reorganization of the Borrower or a Guarantor, or otherwise. In furtherance of the provisions of this Article 9, and not in limitation of any other right which the Administrative Agent, the Issuing Banks or the Secured Parties may have at law or in equity against the Borrower, a Guarantor or any other Person by virtue hereof, upon failure of the Borrower to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice or otherwise, each Guarantor hereby promises to and will, upon receipt of written demand by the Administrative Agent on behalf of itself, the Issuing Banks and/or the Secured Parties, forthwith pay or cause to be paid to the Administrative Agent for the benefit of itself, the Issuing Banks and/or the Lenders (as applicable) in cash an amount equal to the unpaid amount of all the Obligations with interest thereon at a rate of interest equal to the rate specified in Section 2.4 hereof, and thereupon the Administrative Agent shall assign such Obligation, together with all security interests, if any, then held by the Administrative Agent in respect of such Obligation, to the Guarantors making such payment; such assignment to be subordinate and junior to the rights of the Administrative Agent on behalf of itself, the Issuing Banks and the Secured Parties with regard to amounts payable by the Borrower in connection with the remaining unpaid Obligations and to be pro tanto to the extent to which the Obligation in question was discharged by the Guarantor or Guarantors making such payments.

141 (b) All rights of a Guarantor against the Borrower, arising as a result of the payment by such Guarantor of any sums to the Administrative Agent for the benefit of the Administrative Agent, the Issuing Banks and/or the Secured Parties or directly to the Lenders hereunder by way of right of subrogation or otherwise, shall in all respects be subordinated and junior in right of payment to, and shall not be exercised by such Guarantor until and unless, the prior final and indefeasible payment in full of all the Obligations. If any amount shall be paid to such Guarantor for the account of the Borrower, such amount shall be held in trust for the benefit of the Administrative Agent, segregated from such Guarantor’s own assets, and shall forthwith be paid to the Administrative Agent on behalf of the Administrative Agent, the Issuing Banks and/or the Secured Parties to be credited and applied to the Obligations, whether matured or unmatured. SECTION 9.4. Limitation on Guaranteed Amount, etc. Notwithstanding any other provision of this Article 9, the amount guaranteed by each Guarantor hereunder shall be limited to the extent, if any, required so that its obligations under this Article 9 shall not be subject to avoidance under Section 548 of the Bankruptcy Code or to being set aside or annulled under any Applicable Law relating to fraud on creditors. In determining the limitations, if any, on the amount of any Guarantor’s obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation or contribution which such Guarantor may have under this Article 9, any other agreement or Applicable Law shall be taken into account. In addition, to the extent that any Person becomes a Guarantor of this Credit Agreement and such Person is organized outside of the United States or Canada, the Guarantee by such Person of the Obligations hereunder may be subject to such other limitations as are customary in such Guarantor’s jurisdiction as reasonably agreed by the Administrative Agent and the Borrower. SECTION 9.5. Voluntary Arrangements. (a) Without prejudice to the Administrative Agent's, the Issuing Banks’ and the Secured Parties’ rights to recover such sums under the Guarantee and indemnity under Section 9.1, on the approval of any company voluntary arrangement in respect of the Borrower (or the implementation of any compromise or scheme of arrangement or any analogous procedure to any of the foregoing in any other jurisdiction) under which the Borrower’s obligations to the Administrative Agent, the Issuing Banks and the Secured Parties are compromised in any way, each Guarantor shall as principal obligor be liable to the Administrative Agent, the Issuing Banks and the Secured Parties for, and hereby undertakes to the Administrative Agent, the Issuing Banks and the Secured Parties (as a separate and additional covenant) immediately on demand from time to time to pay to the Administrative Agent, the Issuing Banks and the Secured Parties, amounts equal to the sums that would have been payable to the Administrative Agent, the Issuing Banks and the Secured Parties by the Borrower, or any guarantor of the Borrower, had such compromise not occurred, and so that payment shall be made by a Guarantor to the Administrative Agent, the Issuing Banks and the Secured Parties under this Section in the amounts and at the times at which but for the said compromise the Borrower would have been obliged to make payment to the Administrative Agent, the Issuing Banks and the Secured Parties. Each Guarantor’s liability under Section 9.1 and this Section 9.5 shall not be affected in any way by the Administrative Agent and the Lenders voting in favor of (if the Administrative Agent, the Issuing Banks and the Secured Parties chooses to do so) any company voluntary arrangement, compromise, scheme of arrangement or analogous procedure proposed by or in respect of the Borrower. (b) If and to the extent that any right is or may be held by a Guarantor as against the Borrower, the existence or exercise of which may affect the right or ability of the Administrative Agent, the Issuing Banks and the Secured Parties to obtain the full benefit of this Guarantee and indemnity from a Guarantor if a company voluntary arrangement, compromise, scheme of arrangement or analogous procedure proposed by or in respect of the Borrower is approved, each Guarantor hereby waives such right.

142 In the event of any inconsistency between this Section and any other provision of the Credit Agreement this Section shall prevail. SECTION 9.6. Release of Guarantees. (a) A Guarantor shall be automatically and unconditionally released and discharged from its obligations under its Guarantee, this Credit Agreement and the Fundamental Documents to which it is a party, and no further action by such Guarantor, the Borrower or the Administrative Agent shall be required for the release of such Guarantor’s Guarantee, upon: (i) any sale, assignment, transfer, conveyance, exchange or other disposition (by merger, amalgamation, consolidation or otherwise) of the Capital Stock of such Guarantor, after which the applicable Guarantor is no longer a Restricted Subsidiary or any sale, assignment, transfer, conveyance, exchange or other disposition of all or substantially all the assets of such Guarantor (other than by lease); provided that, in each of the foregoing cases, (x) such sale, assignment, transfer, conveyance, exchange or other disposition is made in compliance with this Credit Agreement, including Section 7.6 and 7.7 (it being understood that only such portion of the Net Available Cash as is required to be applied on or before the date of such release in accordance with Section 2.8(c) is to be applied in accordance therewith at such time) and (y) all the obligations of such Guarantor under all Consolidated Debt of the Parent terminate upon consummation of such transaction; (ii) the proper designation of any Restricted Subsidiary that is a Guarantor as an Unrestricted Subsidiary; (iii) in the case of any Guarantor which has provided a Guarantee in the Parent’s discretion and which does not or, substantially contemporaneously with the release, will not Guarantee any Material Indebtedness of the Borrower the Parent’s delivering notice to the Administrative Agent of its election to release such Guarantor from its Guarantee; (iv) in the case of any Guarantor which meets the definition of an Excluded Subsidiary, delivery to the Administrative Agent of an Officer’s Certificate certifying thereto; and (v) the Termination Date. SECTION 9.7. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under Applicable Law (but subject to Section 9.9), the Borrower agrees that (a) in the event a payment shall be made by any Guarantor under this Credit Agreement or any other Fundamental Document or related agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to any Collateral Document to satisfy in whole or in part a claim of any Secured Party, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold. SECTION 9.8. Contribution and Subrogation. Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 9.9) that, in the event a payment shall be made by any other Guarantor hereunder or under any other Fundamental Document or related agreement, in respect of any Obligation, or assets of any other Guarantor shall be sold pursuant to any Collateral Document to satisfy any Obligation owed to any Secured Party, and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the Borrower as provided in Section 9.7, the Contributing Guarantor shall

143 indemnify the Claiming Guarantor in an amount equal to (i) the amount of such payment or (ii) the greater of the book value or the Fair Market Value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto after the date hereof, the date such Guarantor becomes a party). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 9.8 shall be subrogated to the rights of such Claiming Guarantor under Section 9.7 to the extent of such payment. SECTION 9.9. Subordination. (a) Notwithstanding any provision of this Credit Agreement to the contrary, all rights of the Guarantors under Section 9.7 and 9.8 and all other rights of indemnity, contribution or subrogation under Applicable Law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 9.7 and 9.8 (or any other payments required under Applicable Law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of its obligations hereunder. (b) The Borrower and each Guarantor hereby agree that all Indebtedness and other monetary obligations owed by it to the Parent or any Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. ARTICLE 10 THE ADMINISTRATIVE AGENT AND THE ISSUING BANKS SECTION 10.1. Administration by the Administrative Agent. (a) The general administration of the Fundamental Documents and any other documents contemplated by this Credit Agreement or any other Fundamental Document shall be by the Administrative Agent or its designees. Except as otherwise expressly provided herein (including by way of an express instruction given to the Administrative Agent by the Required Lenders or Required RC Lenders, as applicable under the circumstances), each of the Lenders and the Issuing Banks hereby irrevocably authorizes the Administrative Agent, at its discretion, to take or refrain from taking such actions as agent on its behalf and to exercise or refrain from exercising such powers under the Fundamental Documents, the Notes and any other documents contemplated by this Credit Agreement or any other Fundamental Document as are expressly delegated by the terms hereof or thereof, as appropriate, together with all powers reasonably incidental thereto. The Administrative Agent shall have no duties or responsibilities except as set forth in the Fundamental Documents. (b) The Lenders and the Issuing Banks hereby authorize the Administrative Agent (without the consent of any Lender or Issuing Bank, who hereby irrevocably authorize any such action pursuant to this clause (b)): (i) to release any Lien on the Collateral or any Guarantor from its guarantee in accordance with the terms of this Credit Agreement or any other applicable Fundamental Document; (ii) to determine that the cost to the Borrower or another Credit Party is disproportionate to the benefit to be realized by the Administrative Agent, the Issuing Banks and the Lenders by perfecting a Lien in a given asset or group of assets included in the Collateral and that the Borrower or other Credit Party should not be required to perfect such Lien in favor of the Administrative Agent (for the benefit of itself, the Issuing Banks and the Lenders);

144 (iii) to appoint subagents to be the holder of record of a Lien to be granted to the Administrative Agent (for the benefit of the Administrative Agent, the Issuing Banks and the Lenders); (iv) in connection with an item of Product being produced by a Credit Party, the principal photography of which is being done outside the United States, to approve arrangements with such Credit Party as shall be satisfactory to the Administrative Agent with respect to the temporary storage of the original negative film, the original sound track materials or other Physical Materials (as defined in the Pledge and Security Agreement) of such item of Product in a production laboratory located outside the United States; (v) to enter into and perform its obligations under the other Fundamental Documents; (vi) to enter into intercreditor, subordination, non-disturbance and/or attornment agreements, or any similar or comparable agreement, with (A) any union and/or guild with respect to the security interests in favor of such unions and/or guilds required pursuant to the terms of collective bargaining agreements, (B) Persons who have been granted Liens which are permitted pursuant to this Credit Agreement, (C) any licensee, licensor, co-financier or co-producer having any rights to any item of Product, (D) Persons providing any services in connection with any item of Product, or (E) any other lessor to or lessee of the Parent or any Subsidiaries, or any other counterparty of the Parent or any or its Subsidiaries, at the request of the Borrower; (vii) upon the request of the Borrower, if any additional Indebtedness permitted to be incurred under this Credit Agreement is secured by first priority Liens or junior Liens on the Collateral and permitted to be incurred under this Credit Agreement, the Administrative Agent shall, at the request of the Borrower, enter into an (or amend any existing) Intercreditor Agreement with such other secured creditor(s), as necessary to accommodate the additional Indebtedness; and (viii) upon the request of the Borrower, to enter into amendments, replacements, extensions, restatements, modifications and supplements of or to any Intercreditor Agreements then in existence. (c) It is understood and agreed that the use of the term “agent” herein or in any other Fundamental Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. SECTION 10.2. Sharing of Setoffs. Each of the Lenders agrees that if it shall, through the exercise of a right of banker’s lien, setoff or counterclaim against any Credit Party (including, but not limited to, a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim and received by such Lender under any applicable bankruptcy, insolvency or other similar law) or otherwise, obtain payment in respect of its Obligations (which term, for purposes of this Section 10.2 only, shall refer solely to those Obligations referred to in clause (a) of the definition of “Obligations”) as a result of which the unpaid portion of its Obligations is proportionately less than the unpaid portion of Obligations of any of the other Lenders (a) it shall promptly purchase at par (and shall be deemed to have thereupon purchased) from such other Lenders a participation in the Obligations of such other Lenders, so that the aggregate unpaid principal amount of each of the Lender’s Obligations and its participation in Obligations of the other Lenders shall be in the same proportion to the aggregate unpaid amount of all remaining Obligations as the amount of its Obligations prior to the obtaining of such payment was to the amount of all Obligations prior to the obtaining of such payment and

145 (b) such other adjustments shall be made from time to time as shall be equitable to ensure that the Lenders share such payment pro rata. If all or any portion of such excess payment is thereafter recovered from the Lender which originally received such excess payment, such purchase (or portion thereof) shall be canceled and the purchase price restored to the extent of such recovery. The Credit Parties expressly consent to the foregoing arrangements and agree that any Lender or Lenders holding (or deemed to be holding) a participation in a Note or Letter of Credit may exercise any and all rights of banker’s lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender or Lenders as fully as if such Lender or Lenders held a Note and was the original obligee thereon or was the issuer of the Letter of Credit, in the amount of such participation. Notwithstanding the foregoing, a Defaulting Lender shall not be entitled to share in any benefit contemplated by this Section 10.2 realized by a non-Defaulting Lender until all the Obligations owed to the non-Defaulting Lenders have been paid in full and the Revolving Credit Commitments have been terminated. Notwithstanding the foregoing, the provisions of this Section 10.2 shall not be construed to apply to any payment made by or on behalf of the Parent or any Subsidiary thereof pursuant to and in accordance with the express terms of this Credit Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in L/C Disbursements to any assignee or participant, including the Parent or any Subsidiary thereof. SECTION 10.3. Notice to the Lenders. (a) Upon receipt by the Administrative Agent or the Issuing Banks from any of the Credit Parties of any communication calling for an action on the part of the Lenders, or upon notice to the Administrative Agent or an Issuing Bank of any Event of Default, the Administrative Agent or such Issuing Bank will in turn immediately inform the other Lenders in writing (which shall include facsimile communications) of the nature of such communication or of the Event of Default, as the case may be. (b) The Administrative Agent or the Issuing Banks shall not be deemed to know of any Default or Event of Default unless a Responsible Officer of the Administrative Agent or the Issuing Banks has actual knowledge thereof or unless written notice of any event which is in fact such a Default or Event of Default is received by the Administrative Agent or the Issuing Banks at its address for notices set forth in Section 11.1, and such notice references the existence of a Default or Event of Default and this Credit Agreement. SECTION 10.4. Liability of the Administrative Agent, Issuing Banks. (a) The Administrative Agent, or the Issuing Banks, when acting on behalf of the Lenders, may execute any of its duties under this Credit Agreement or the other Fundamental Documents by or through its officers, agents, or employees and neither the Administrative Agent, the Issuing Banks nor their respective officers, agents or employees shall be liable to the Lenders or any of them for any action taken or omitted to be taken in good faith, nor be responsible to the Lenders or to any of them for the consequences of any oversight or error of judgment, or for any loss, unless the same shall happen through its gross negligence or willful misconduct. The Administrative Agent, the Issuing Banks and their Related Parties shall in no event be liable to the Lenders or to any of them for any action taken or omitted to be taken by it pursuant to: (i) instructions received by it from the Required Lenders, Majority Facility Lenders or Required RC Lenders, as applicable or (ii) in reliance upon the advice of counsel selected by it with reasonable care. Without limiting the foregoing, neither the Administrative Agent, the Issuing Banks, nor any of its Related Parties shall be responsible to any of the Lenders for the due execution, validity, genuineness, effectiveness, sufficiency, or enforceability of, or for any statement, warranty, or representation in, or for the perfection of any security interest contemplated by, this Credit Agreement, any other Fundamental Document or any related agreement, document or order, or for freedom of any of the Collateral from prior Liens or security interests, or shall be required to ascertain or to make any inquiry concerning the performance or observance by the Borrower or any other Credit Party of any of the terms, conditions, covenants, or agreements of this Credit Agreement, any other Fundamental Document, or any related agreement or document.

146 (b) None of the Administrative Agent (in its capacity as agent for the Lenders), the Issuing Banks or any of their Related Parties shall have any responsibility to the Borrower or any other Credit Party on account of the failure or delay in performance or breach by any of the Lenders of any of such Lender’s obligations under this Credit Agreement, the other Fundamental Documents or any related agreement or document or in connection herewith or therewith. No Lender nor any of its Related Parties shall have any responsibility to the Borrower or any other Credit Party on account of the failure or delay in performance or breach by any other Lender of such other Lender’s obligations under this Credit Agreement, the other Fundamental Documents or any related agreement or document or in connection herewith or therewith. (c) The Administrative Agent, as agent for the Lenders hereunder and the Issuing Banks in such capacity, shall be entitled to rely on any communication, instrument, or document believed by it to be genuine or correct and to have been signed or sent by a Person or Persons believed by it to be the proper Person or Persons (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page), and it shall be entitled to rely on advice of legal counsel, independent public accountants, and other professional advisers and experts selected by it. (d) The Administrative Agent may perform any and all of its duties and exercise its rights and powers by or through one or more sub-agents. The exculpatory provisions of this Article shall apply to any such sub-agent and to any respective Related Parties of the Administrative Agent or the Issuing Banks and any such sub-agent, and shall apply to their respective activities in connection with the syndication of this Credit Agreement as well as activities as Administrative Agent or the Issuing Banks. The Administrative Agent and the Issuing Banks shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent or the Issuing Bank, as applicable, acted with gross negligence or willful misconduct in the selection of such sub-agents. (e) None of the provisions of this Credit Agreement shall require the Administrative Agent or the Issuing Banks to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not assured to it. SECTION 10.5. Reimbursement and Indemnification. (a) Each of the Lenders agrees (i) to reimburse the Administrative Agent and the Issuing Banks for such Lender’s applicable Percentage of any expenses and fees incurred for the benefit of the Lenders under the Fundamental Documents, including, without limitation, counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, and any other expense incurred in connection with the operations or enforcement thereof not reimbursed by or on behalf of the Borrower and (ii) to indemnify and hold harmless the Administrative Agent, any of its Related Parties and the Issuing Banks, on demand, in accordance with such Lender’s Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against, any of them in any way relating to or arising out of any Fundamental Documents or any related agreement or document, or any action taken or omitted by it or any of them under the Fundamental Documents or any related agreement or document, to the extent not reimbursed by or on behalf of the Borrower or any other Credit Party (except such as shall result from their gross negligence or willful misconduct). To the extent indemnification payments made by the Lenders pursuant to this Section 10.5 are subsequently recovered

147 by the Administrative Agent, or the Issuing Banks from a Credit Party, the Administrative Agent will promptly refund such previously paid indemnity payments to the Lenders. Notwithstanding the foregoing, if there are at the time of computation of a reimbursement and/or indemnity obligation one or more Defaulting Lenders which have not fulfilled their obligations under this Section 10.5, the obligations of such non-performing Defaulting Lenders shall be reallocated among the other Lenders (including performing Defaulting Lenders), in proportion to the percentage of such Lender to the aggregate percentage of all Lenders (other than that of the non-performing Defaulting Lender or Defaulting Lenders). (b) The provisions of Section 10.5(a) are agreements among the Administrative Agent and the Lenders and are not for the benefit of any of the Credit Parties and may not be asserted by any of the Credit Parties as a defense to, or a limitation of, their respective Obligations under this Credit Agreement. (c) (i) Each Lender (including, for purposes of this Section 10.5(c), each Issuing Bank) hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one Business Day (or such later date as the Administrative Agent, may, in its sole discretion, specify in writing) thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this Section 10.5(c) shall be conclusive, absent manifest error. (ii) Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day (or such later date as the Administrative Agent, may, in its sole discretion, specify in writing) thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

148 (iii) The Borrower and each other Credit Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) is not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Credit Party. (iv) Each party’s obligations under this Section 10.5(c) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Revolving Credit Commitments, the Initial Term Loan Commitments and the 2026 Incremental Term Loan Commitments or the repayment, satisfaction or discharge of all Obligations under any Fundamental Document. SECTION 10.6. Rights of Administrative Agent. (a) It is understood and agreed that the Administrative Agent shall have the same duties, rights and powers as a Lender hereunder (including the right to give such instructions) as any of the other Lenders and may exercise such rights and powers, as well as its rights and powers under other agreements and instruments to which it is or may be party, and engage in other transactions with any Credit Party or Affiliate thereof, as though it were not the Administrative Agent, of the Lenders under this Credit Agreement and the other Fundamental Documents. (b) The Administrative Agent may consult with counsel of its selection and the written advice of such counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon. SECTION 10.7. Independent Investigation by Lenders. Each of the Lenders acknowledges that it has decided to enter into this Credit Agreement and the other Fundamental Documents and to make the Loans and participate in the Letters of Credit hereunder based on its own analysis of the transactions contemplated hereby and of the creditworthiness of the Credit Parties and agrees that neither the Administrative Agent nor the Issuing Banks shall bear any responsibility therefor. SECTION 10.8. Agreement of Required Lenders. Except as otherwise expressly stated herein, upon any occasion requiring or permitting an approval, consent, waiver, election or other action on the part of the Required Lenders, Majority Facility Lenders or Required RC Lenders, as required under this Credit Agreement, action shall be taken by the Administrative Agent for and on behalf of, or for the benefit of, all Lenders upon the direction of such Required Lenders, Majority Facility Lenders or Required RC Lenders, as applicable, and any such action shall be binding on all Lenders. No amendment, modification, consent or waiver shall be effective except in accordance with the provisions of Section 11.12 hereof. SECTION 10.9. Notice of Transfer. The Administrative Agent and the Issuing Banks may deem and treat any Lender which is a party to this Credit Agreement as the owner of such Lender’s respective portions of the Loans and participations in Letters of Credit for all purposes, unless and until a written notice of the assignment or transfer thereof executed by any such Lender shall have been received by the Administrative Agent and become effective in accordance with Section 11.3 hereof. SECTION 10.10. Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower. Such resignation shall become effective upon the earlier to occur of (i) 30 days from the date of such notice and (ii) acceptance by a successor agent of its appointment pursuant hereto (the “Resignation Effective Date”). Upon the Resignation Effective Date, the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Fundamental Documents (except that in the case of any collateral

149 security held by the Administrative Agent on behalf of the Lenders under any of the Fundamental Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed). Upon any such resignation, the Required Lenders shall promptly appoint a successor agent from among the Lenders which successor shall be experienced and sophisticated in entertainment industry lending, provided that such replacement is reasonably acceptable (as evidenced in writing) to the Borrower; provided, however, that such approval by the Borrower shall not be required at any time when an Event of Default is continuing. If no successor agent shall have been so appointed by the Required Lenders and shall have accepted such appointment, within thirty (30) days after the retiring agent’s giving of notice of resignation, the Borrower may appoint a successor agent (which successor may be replaced by the Required Lenders; provided that such successor is experienced and sophisticated in entertainment industry lending and reasonably acceptable to the Borrower), which shall be either a Lender or a commercial bank organized, licensed, carrying on business under the laws of the United States of America or of any State thereof and shall have a combined capital and surplus of at least $500,000,000 and shall be experienced and sophisticated in entertainment industry lending. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor agent, such successor agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent under this Credit Agreement, the other Fundamental Documents and any other credit documentation. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Article 10 and Article 11 shall inure to such retiring Administrative Agent, its sub-agents and their respective Related Parties’ benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Credit Agreement. SECTION 10.11. Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any bankruptcy or insolvency proceeding or any other judicial proceeding relative to any Credit Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations under the Fundamental Documents that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel. SECTION 10.12. Québec Security. For the purposes of the grant of security which may now or in the future be required to be provided by any of the Credit Parties pursuant to the laws of the Province of Québec, each of the parties hereto hereby irrevocably authorizes and appoints the Administrative Agent as the hypothecary representative (within the meaning of Article 2692 of the CCQ) for the Issuing Banks, and all present and future Lenders and their Affiliates and the other Secured Parties (in such capacity, the “Hypothecary Representative”) in order to hold any hypothec granted under the laws of the Province of Québec and to exercise such rights and duties as are conferred upon the Hypothecary Representative under the relevant deed of hypothec and applicable Laws (with the power to delegate any

150 such rights or duties). By executing an Assignment and Assumption, any future Lender (and their Affiliates) shall be deemed to have consented to and ratified the foregoing appointment of the Administrative Agent as Hypothecary Representative hereunder for and on behalf of the Issuing Banks, all present and future Lenders and their Affiliates and the other Secured Parties. The Administrative Agent agrees to act in such capacity. The execution prior to the date hereof by the Administrative Agent in its capacity as Hypothecary Representative of any deed of hypothec or other security documents pursuant to the laws of the Province of Québec is hereby ratified and confirmed. For greater certainty, the Administrative Agent, acting as Hypothecary Representative, shall have the same rights, powers, immunities, indemnities and exclusions from liability as prescribed in favour of the Administrative Agent in this Credit Agreement, which shall apply mutatis mutandis. In the event of the resignation or replacement and appointment of a successor Administrative Agent, such successor Administrative Agent shall also act as the Hypothecary Representative, as contemplated above, unless a hypothecary representative is otherwise appointed. SECTION 10.13. Other Agent Titles. Other than the title “Administrative Agent,” any title accorded to any Person on the cover page hereof including Joint Bookrunner, Joint Lead Arranger or any other title containing the word “Agent,” is granted for recognition only and any such Person granted such a title shall not have any right, power, obligation, liability, responsibility or duty under this Credit Agreement other than those applicable to all such Persons as such. Without limiting the foregoing, no such Person shall have or be deemed to have any fiduciary relationship with any other Lender or the Credit Parties. Each Lender acknowledges that it has not relied, and will not rely, on any Person having any such title in deciding to enter into this Credit Agreement or in taking or not taking action hereunder. In the event of any claim against any such Person in any capacity or purported capacity inferred from any such title, such Person shall have the benefit of Section 11.5 to the same extent as the Administrative Agent. SECTION 10.14. Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Revolving Credit Commitments, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Credit Commitments and this Credit Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Revolving Credit Commitments and this Credit Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Credit Commitments and this Credit Agreement

151 satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Credit Commitments and this Credit Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that none of the Administrative Agent or any Arranger or any of their respective Affiliates is a fiduciary with respect to the Collateral or the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Credit Agreement, any Fundamental Document or any documents related to hereto or thereto). (c) The Administrative Agent, and each Arranger hereby informs the Lenders that each such Person is not undertaking to provide investment advice or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Revolving Credit Commitments, this Credit Agreement and any other Fundamental Documents (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Revolving Credit Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Revolving Credit Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Fundamental Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. SECTION 10.15. Posting of Communications. (a) The Parent agrees that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders and the Issuing Banks by posting the Communications on an Approved Electronic Platform. (b) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Closing Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, each of the Issuing Banks, the Parent and the Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders, each of the Issuing Banks, the Parent and the Borrower hereby approves distribution of the Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution.

152 (c) THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, ANY ARRANGER, ANY CO-SYNDICATION AGENT, ANY CO-DOCUMENTATION AGENT, OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO ANY CREDIT PARTY, ANY LENDER, ANY ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY CREDIT PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM. (d) Each Lender and each Issuing Bank agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Fundamental Documents. Each Lender and Issuing Bank agrees (i) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s or Issuing Bank’s (as applicable) email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address. (e) Each of the Lenders, each of the Issuing Banks, the Parent and the Borrower agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally applicable document retention procedures and policies. (f) Nothing herein shall prejudice the right of the Administrative Agent, any Lender or any Issuing Bank to give any notice or other communication pursuant to any Fundamental Document in any other manner specified in such Fundamental Document. SECTION 10.16. Borrower Communications. (a) The Administrative Agent, the Lenders and the Issuing Banks agree that the Borrower may, but shall not be obligated to, make any Borrower Communications to the Administrative Agent through an electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Borrower Portal”). (b) Although the Approved Borrower Portal and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Closing Date, a user ID/password authorization system), each of the Lenders, each of the Issuing Banks and the Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of the Borrower that are added to the Approved Borrower Portal, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders, each of the Issuing Banks and the Borrower hereby approves distribution

153 of Borrower Communications through the Approved Borrower Portal and understands and assumes the risks of such distribution. (c) THE APPROVED BORROWER PORTAL IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED BORROWER PORTAL AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED BORROWER PORTAL AND THE BORROWER COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE BORROWER COMMUNICATIONS OR THE APPROVED BORROWER PORTAL. IN NO EVENT SHALL THE APPLICABLE PARTIES HAVE ANY LIABILITY TO ANY CREDIT PARTY, ANY LENDER, ANY ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE BORROWER’S TRANSMISSION OF BORROWER COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED BORROWER PORTAL EXCEPT TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY A FINAL AND NON-APPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE, BAD FAITH OR WILLFUL MISCONDUCT BY ANY APPLICABLE PARTY. “Borrower Communications” means, collectively, any Borrowing Request, Interest Election Request, notice of prepayment, notice requesting the issuance, amendment or extension of a Letter of Credit or other notice, demand, communication, information, document or other material provided by or on behalf of any Credit Party pursuant to any Fundamental Document or the transactions contemplated therein which is distributed by the Borrower to the Administrative Agent through an Approved Borrower Portal. (d) Each of the Lenders, each of the Issuing Banks, the Parent and the Borrower agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Borrower Communications on the Approved Borrower Portal in accordance with the Administrative Agent’s generally applicable document retention procedures and policies. (e) Nothing herein shall prejudice the right of the Parent or the Borrower to give any notice or other communication pursuant to any Fundamental Document in any other manner specified in such Fundamental Document. ARTICLE 11 MISCELLANEOUS SECTION 11.1. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic photocopy (i.e., “PDF” or “TIFF”) format sent by electronic mail, as follows: (a) if to JPMorgan Chase Bank, N.A., as Administrative Agent, from a Credit Party, to the address or addresses separately provided to the Parent.

154 (b) if to JPMorgan Chase Bank, N.A., as Administrative Agent, from a Lender, to it at: JPMorgan Chase Bank, N.A. 2029 Century Park East, 38th Floor Los Angeles, CA 90067 Attention: Patrick Minnick Email: patrick.j.minnick@jpmorgan.com (b) if to JPMorgan Chase Bank, N.A., as Issuing Bank, at the address separately provided to the Parent. (c) if to any Credit Party, to it at: Starz Entertainment Corp. 1647 Stewart Street, Santa Monica, CA 90404 Attention: Scott Macdonald, Chief Financial Officer Audrey Lee, Executive Vice President, General Counsel Email: Scott.Macdonald@Starz.com Audrey.Lee@Starz.com (d) if to a Lender or an Issuing Bank, to it at its address set forth on the signature pages hereto, or such other address as such party may from time to time designate by giving written notice to the other parties hereunder. Notwithstanding the foregoing, any notification made by the Borrower to the Administrative Agent from time to time with respect to the identity of the Disqualified Lenders shall be sent by electronic mail to: JPMDQ_Contact@jpmorgan.com. Any failure of the Administrative Agent, an Issuing Bank or a Lender giving notice pursuant to this Section 11.1, to provide a courtesy copy to a party as provided herein, shall not affect the validity of such notice. All notices and other communications given to any party hereto in accordance with the provisions of this Credit Agreement shall be deemed to have been given on the fifth (5th) Business Day after the date when sent by registered or certified mail, postage prepaid, return receipt requested, if by mail, or upon receipt by such party, if by any telegraphic or facsimile communications equipment or electronic mail, in each case addressed to such party as provided in this Section 11.1 or in accordance with the latest unrevoked written direction from such party. SECTION 11.2. Termination, Survival of Agreement, Representations and Warranties, etc. All warranties, representations and covenants made by any of the Credit Parties herein, in any other Fundamental Document or in any certificate or other instrument delivered by it or on its behalf in connection with this Credit Agreement or any other Fundamental Document shall be considered to have been relied upon by the Administrative Agent, Issuing Banks and the Lenders and, except for any terminations, amendments, modifications or waivers thereof in accordance with the terms hereof, shall survive the making of the Loans and the issuance of the Letters of Credit herein contemplated and the execution and delivery to the Administrative Agent of the Notes regardless of any investigation made by the Administrative Agent, the Issuing Banks or the Lenders or on their behalf and shall continue in full force and effect until the Termination Date. This Credit Agreement and each other Fundamental Document will terminate and be of no further force and effect on the Termination Date, except with respect to those sections hereof or thereof which expressly survive.

155 SECTION 11.3. Successors and Assigns; Syndications; Loan Sales; Participations. (a) Successors and Assigns Generally. The provisions of this Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that, other than as permitted by Section 7.6 of this Credit Agreement, the Borrower may not assign or otherwise transfer any of its rights or obligations under any Fundamental Document without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of clause (b) of this Section 11.3, (ii) by way of participation in accordance with the provisions of clause (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of clause (f) of this Section 11.3. Nothing in this Credit Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in clause (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Credit Agreement. (b) Assignments by Lenders. (i) Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Credit Agreement with respect to all or a portion of its Revolving Credit Commitment(s) and the Loans at the time owing to it. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment of the entire remaining amount of the assigning Lender’s Revolving Credit Commitment(s) and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Revolving Credit Commitment(s) (which for this purpose includes Loans outstanding thereunder) or, if the applicable Revolving Credit Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of such Trade Date) shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Facility, or less than $1,000,000, in the case of any assignment in respect of any Term Facility (calculated, in each case, in the aggregate with respect to multiple, simultaneous assignments by two (2) or more Approved Funds) unless each of the Administrative Agent and the Borrower otherwise consent (each such consent not to be unreasonably withheld or delayed); (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Credit Agreement with respect to the Facility or the Revolving Credit Commitment assigned, except that this clause (B) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis; (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 (unless otherwise waived or reduced by the Administrative Agent in its sole discretion), and the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative

156 Agent an administrative questionnaire in a form supplied by the Administrative Agent and completed by such Eligible Assignee; and (D) the Eligible Assignee provides the Borrower and the Administrative Agent the forms required by Section 3.4(a) prior to the assignment. Subject to acceptance and recording thereof by the Administrative Agent pursuant to clause (c) of this Section 11.3, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Credit Agreement and, to the extent of the interest assigned by such Assignment and Assumption, shall become a Lender hereunder and have the rights and obligations of a Lender under this Credit Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Credit Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Credit Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 3.3, Section 3.4, 11.4 and 11.5 and subject to any obligations hereunder with respect to facts and circumstances occurring prior to the effective date of such assignment. All parties hereto consent that assignments to the Borrower permitted by the terms hereof shall not be construed as violating pro rata, optional redemption or any other provisions hereof, it being understood that, notwithstanding anything to the contrary elsewhere in this Credit Agreement, immediately upon receipt by the Borrower of any Loans and/or Revolving Credit Commitments the same shall be deemed cancelled and no longer outstanding for any purpose under this Credit Agreement, including without limitation, Section 11.12, and in no event shall the Borrower have any rights of a Lender under this Credit Agreement or any other Fundamental Document. (c) Register. (i) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, the Revolving Credit Commitment(s) of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time, and each repayment in respect of the principal amount (and any interest thereon) (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Credit Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender (as to its own interest, but not the interest of any other Lender), at any reasonable time and from time to time upon reasonable prior notice. (ii) The Administrative Agent shall (A) accept the Assignment and Assumption and (B) promptly record the information contained therein in the Register once all the requirements of clause (a) and (b) above have been met. No assignment shall be effective unless it has been recorded in the Register. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower, the Administrative Agent or any Issuing Bank, sell participations to any Person (other than a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person) or a Disqualified Lender) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Credit Agreement (including all or a portion of its Revolving Credit Commitment(s) and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Credit Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative

157 Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Credit Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Credit Agreement and to approve any amendment, modification, supplement or waiver of any provision of this Credit Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification, supplement or waiver described in subclause (A) (to the extent that such Participant is directly affected) or (B) of Section 11.12. Subject to clause (e) of this Section 11.3, the Borrower agrees that each Participant shall be entitled to the benefits of Section 3.3, Section 3.4 and Section 3.6 (subject to the requirements and limitations therein (including the requirements under Section 3.4, it being understood that the documentation required to be provided under Section 3.4 shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section 11.3. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.2 as though it were a Lender; provided that such Participant agrees to be subject to Section 10.2 as though it were a Lender. Each Lender that sells a participation pursuant to this Section 11.3(d), acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain a register for the recordation of the names and addresses of the Participants, the commitments of, and principal amounts (and stated interest) of the Loans owing to, each Participant pursuant to the terms hereof from time to time, and each repayment in respect of the principal amount (and any interest thereon) (each, a “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender and the Borrower shall treat each Person whose name is recorded in the Participant Register pursuant to the terms hereof as the owner of a participation for all purposes of this Credit Agreement, notwithstanding notice to the contrary; provided that no Lender shall have the obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Loan or other Obligations under any Fundamental Document) to any Person except to the extent such disclosure is necessary in connection with a tax audit or other proceeding to establish that any such Obligations are in registered form for U.S. federal income tax purposes. (e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.3 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant. A Participant shall not be entitled to receive any greater payment under Section 3.4 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, except to the extent such entitlement to a greater payment results from a Change in Law after the sale of the participation. (f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Credit Agreement (other than to any Disqualified Lender) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank having jurisdiction over such Lender, and this Section 11.3 shall not apply to any pledge or assignment of a security interest; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (g) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal

158 Electronic Signatures in Global and National Commerce Act, the Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. (h) If the Borrower wishes to replace the Loans or Revolving Credit Commitments under any Facility with ones having different terms, it shall have the option, with the consent of the Administrative Agent and subject to at least three (3) Business Days’ advance notice to the Lenders under such Facility, instead of prepaying the Loans or reducing or terminating the Revolving Credit Commitments to be replaced, to (i) require the Lenders under such Facility to assign all such Loans or Revolving Credit Commitments under such Facility to the Administrative Agent or its designees and (ii) amend the terms thereof in accordance with Section 11.12 (with such replacement, if applicable, deemed to have been made pursuant to Section 2.15). Pursuant to any such assignment, all Loans and Revolving Credit Commitments to be replaced shall be purchased at par (allocated among the Lenders under such Facility in the same manner as would be required if such Loans were being optionally prepaid or such Revolving Credit Commitments were being optionally reduced or terminated by the Borrower), accompanied by payment by the Borrower of any accrued interest and fees thereon and any amounts owing pursuant to Section 11.4 to the extent demanded in writing prior to the date of such assignment. By receiving such purchase price, the Lenders under such Facility shall automatically be deemed to have assigned the Loans or Revolving Credit Commitments under such Facility pursuant to the terms of the form of Assignment and Assumption attached hereto as Exhibit D and accordingly no other action by such Lenders shall be required in connection therewith. The provisions of this clause (i) are intended to facilitate the maintenance of the perfection and priority of existing security interests in the Collateral during any such replacement. SECTION 11.4. Expenses; Documentary Taxes. The Borrower agrees to pay (a) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the performance of due diligence, the syndication of the credit facility contemplated hereby, the negotiation, preparation, execution, delivery, waiver or modification and administration of this Credit Agreement and any other documentation contemplated hereby, the making of the Loans and the issuance of the Letters of Credit, the Collateral or any Fundamental Document, including but not limited to, the verification of financial data and the transactions contemplated hereby, including the reasonable fees and disbursements of one firm of outside counsel to the Administrative Agent and, if reasonably necessary, one firm of special or local counsel in each applicable jurisdiction, and (b) all reasonable and documented out- of-pocket expenses incurred by the Administrative Agent, the Issuing Banks or the Lenders in the enforcement or protection (as distinguished from administration) of the rights and remedies thereof in connection with this Credit Agreement, the other Fundamental Documents, the Letters of Credit or the Notes, or as a result of any transaction, action or non-action arising from any of the foregoing, including but not limited to, the reasonable fees and disbursements of one firm of outside counsel for the Administrative Agent, the Issuing Banks or the Lenders and, if reasonably necessary, one firm of special or local counsel in each applicable jurisdiction. Such payments shall be made on the date this Credit Agreement is executed by the Borrower and thereafter promptly upon on demand. The Borrower agrees that it shall indemnify the Administrative Agent, the Issuing Banks and the Lenders from and hold them harmless against any documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Credit Agreement or the Notes or the issuance of the Letters of Credit, but, in each case, only if and to the extent that the Administrative Agent, the Issuing Banks and the Lenders comply with all reasonable requests of the Borrower to comply with applicable reporting requirements (which requirements would not subject the Administrative Agent, the Issuing Banks or Lenders to any unreimbursed cost or expense and would not otherwise be materially disadvantageous to the Administrative Agent, Issuing Banks or Lenders, as applicable) as may be necessary to reduce or eliminate such documentary taxes, assessments or charges. The obligations of the Borrower under this Section shall survive the termination of this Credit Agreement and the payment of the Loans and/or the expiration of any Letter of Credit.

159 SECTION 11.5. Indemnification of the Administrative Agent, the Issuing Banks and the Lenders; Limitation of Liability. (a) Indemnity. The Borrower agrees (i) to indemnify and hold harmless the Administrative Agent, the Issuing Banks and the Lenders and their respective Related Parties (each, an “Indemnified Party”) (to the full extent permitted by Applicable Law) from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever nature, and (ii) to pay to the Indemnified Parties an amount equal to the amount of all reasonable and documented out-of- pocket costs and expenses of investigation or defense, including reasonable legal fees of one firm of outside counsel for all Indemnified Parties taken as a whole, and, if reasonably necessary, one firm of special or local counsel in each applicable jurisdiction (or, in the event of an actual or perceived conflict of interest, one additional firm of counsel for such Indemnified Parties so conflicted) and disbursements, and with regard to both (i) and (ii) in connection with or resulting from any litigation, investigation or other proceedings relating to the Collateral, this Credit Agreement and the other Fundamental Documents and the Letters of Credit, the making of the Loans, the Separation Transaction or any other Transaction (regardless of whether such Indemnified Party is a party thereto, and whether or not such proceedings are brought by a Credit Party, their equity holders, Affiliates, creditors or any other third Person) but excluding therefrom all claims, demands, losses, judgments, liabilities, costs and expenses arising out of or resulting from (i) the gross negligence, willful misconduct, or material breach of its obligations under the Credit Agreement or any Fundamental Document by an Indemnified Party, as determined by a court of competent jurisdiction in a final and non-appealable decision, (ii) litigation or claims among Indemnified Parties in connection with the Fundamental Documents or in any way relating to the transactions contemplated hereby not involving an act or omission by a Credit Party (other than disputes involving claims against the Administrative Agent or Arranger or any Person with another titled capacity or similar role in its capacity as such), (iii) claims asserted or litigation commenced against any Indemnified Party by a Credit Party in which the Credit Party is the prevailing party, and (iv) an act or omission that does not involve a Credit Party and is not a claim against an Indemnified Party. The foregoing indemnity agreement includes any reasonable out-of-pocket costs incurred by any Indemnified Party in connection with any action or proceeding which may be instituted in respect of the foregoing by any Indemnified Party, or by any other Person either against the Lenders or in connection with which any officer, director, agent or employee of any Indemnified Party is called as a witness or deponent, including, but not limited to, the reasonable fees and disbursements of outside counsel to the Administrative Agent (subject to the limitations described in this clause (ii) on number and type of counsel), and any out-of-pocket costs incurred by any Indemnified Party in appearing as a witness or in otherwise complying with legal process served upon them. All indemnities contained in this Section 11.5 shall survive the expiration or earlier termination of this Credit Agreement and shall inure to the benefit of any Person who was a Lender notwithstanding such Person’s assignment of all its Loans and Revolving Credit Commitments as to any actions taken or omitted to be taken by it while it was a Lender. (b) Limitation of Liability. To the extent permitted by applicable law (i) the Parent and any Credit Party shall not assert, and the Parent and each Credit Party hereby waives, any claim against the Administrative Agent, any Arranger, any Co-Syndication Agent, any Co-Documentation Agent, any Issuing Bank and any Lender, and any Related Party of any of the foregoing Persons (each such Person being called a “Lender-Related Person”) for any Liabilities arising from the use by others of information or other materials (including, without limitation, any personal data) obtained through telecommunications, electronic or other information transmission systems (including the Internet, any Approved Electronic Platform) except to the extent that such Liabilities resulted from the gross negligence or willful misconduct by a Lender-Related Person, as determined by a court of competent jurisdiction in a final and non- appealable decision, and (ii) no party hereto shall assert, and each such party hereby waives, any Liabilities against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this

160 Credit Agreement, any other Fundamental Document, or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that, nothing in this Section 11.5(b) shall relieve the Parent and each Credit Party of any obligation it may have to indemnify an Indemnified Party, as and to the extent provided in Section 11.5(a), against any special, indirect, consequential or punitive damages asserted against such Indemnified Party by a third party. SECTION 11.6. Set-Off. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon the occurrence and during the continuation of any Event of Default, each Lender and each subsequent holder of any Obligation is hereby authorized by the Borrower at any time or from time to time, without prior notice to the Borrower or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts, and in whatever currency denominated) and any other indebtedness at any time held or owing by that Lender or that subsequent holder to or for the credit or the account of the Borrower, whether or not matured, against and on account of any amount due and payable by the Borrower hereunder. Each Lender or any such subsequent holder of any Obligations agrees to promptly notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application. SECTION 11.7. CHOICE OF LAW. THIS CREDIT AGREEMENT AND THE NOTES SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK. SECTION 11.8. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS CREDIT AGREEMENT, THE SUBJECT MATTER HEREOF, ANY OTHER FUNDAMENTAL DOCUMENT OR THE SUBJECT MATTER THEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THE PROVISIONS OF THIS SECTION CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH SUCH OTHER PARTIES HAVE RELIED, ARE RELYING AND WILL RELY IN ENTERING INTO THIS CREDIT AGREEMENT AND ANY OTHER FUNDAMENTAL DOCUMENT. ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 11.8 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY. SECTION 11.9. WAIVER WITH RESPECT TO DAMAGES. EACH CREDIT PARTY ACKNOWLEDGES THAT NEITHER THE ADMINISTRATIVE AGENT, THE ISSUING BANKS NOR ANY LENDER HAS ANY FIDUCIARY RELATIONSHIP WITH, OR FIDUCIARY DUTY TO, ANY CREDIT PARTY ARISING OUT OF OR IN CONNECTION WITH THIS CREDIT AGREEMENT OR ANY OTHER FUNDAMENTAL DOCUMENT AND THE RELATIONSHIP BETWEEN THE ADMINISTRATIVE AGENT, THE ISSUING BANKS AND THE LENDERS, ON THE ONE HAND, AND THE CREDIT PARTIES, ON THE OTHER HAND, IN CONNECTION THEREWITH IS SOLELY THAT OF DEBTOR AND CREDITOR. TO THE EXTENT PERMITTED BY APPLICABLE LAW, NO CREDIT PARTY SHALL ASSERT, AND EACH CREDIT PARTY HEREBY WAIVES, ANY CLAIMS AGAINST THE ADMINISTRATIVE AGENT, THE ISSUING

161 BANKS AND THE LENDERS ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS CREDIT AGREEMENT, ANY FUNDAMENTAL DOCUMENT, ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. SECTION 11.10. No Waiver. No failure on the part of the Administrative Agent or any Lender or the Issuing Banks to exercise, and no delay in exercising, any right, power or remedy hereunder, under the Notes or any other Fundamental Document or with regard to any Letter of Credit shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. SECTION 11.11. Extension of Payment Date. Except as otherwise specifically provided in Article 2 hereof, should any payment or prepayment of principal of or interest on the Notes or any other amount due hereunder, become due and payable on a day other than a Business Day, the due date of such payment or prepayment shall be extended to the next succeeding Business Day and, in the case of a payment or prepayment of principal, interest shall be payable thereon at the rate herein specified during such extension. SECTION 11.12. Amendments, etc. (a) Except as provided (w) in Section 2.13 with respect to any Incremental Facility and Section 2.15 with respect to any Refinancing Term Loans or Replacement Revolving Facility, (x) in Sections 3.1(c), (y) in Section 10.1 or (z) as otherwise expressly provided herein or in any Fundamental Document, (a) no provision of this Credit Agreement or the other Fundamental Documents may be amended, modified, supplemented or waived unless such amendment, modification, supplement or waiver is in writing and is signed by (i) the Borrower, (ii) the Required Lenders, (iii) if the rights or duties of the Administrative Agent are adversely affected thereby, the Administrative Agent, and (iv) if the rights or duties of the Issuing Banks are affected thereby, the Issuing Banks; provided that: (A) no amendment, modification, supplement or waiver pursuant to this Section 11.12 shall: (i) increase any Revolving Credit Commitment or, Initial Term Loan Commitment or 2026 Incremental Term Loan Commitment or extend the expiry date of any such Revolving Credit Commitment or, Initial Term Loan Commitment or 2026 Incremental Term Loan Commitment of any Lender without the consent of such Lender (it being understood that any such amendment, modification, supplement or waiver that provides for the payment of interest in kind in addition to, and not as substitution for or as conversion of, the interest otherwise payable hereunder shall only require the consent of the Required Lenders and that a waiver of any condition precedent or the waiver of any Default or Event of Default or mandatory prepayment shall not constitute an extension or increase of any Revolving Credit Commitment or, Initial Term Loan Commitment or 2026 Incremental Term Loan Commitment); (ii) reduce the amount of, postpone the date for any scheduled payment of any principal of or interest or fee on, or extend the final maturity of any

162 Loan or of any Reimbursement Obligation or of any fee payable hereunder (other than with respect to a waiver of default interest and it being understood that any change in the definitions of any ratio used in the calculation of such rate of interest or fees (or the component definitions) shall not constitute a reduction in any rate of interest or fees) without the consent of each Lender (but not the Required Lenders) to which such payment is owing or which has committed to make such Loan or Letter of Credit (or participate therein) hereunder; or (iii) change the application of payments set forth in Section 2.9 hereof without the consent of any Lender adversely affected thereby; (B) no amendment, modification, supplement or waiver pursuant to this Section 11.12 shall, unless signed by each Lender: (i) change the definition of “Required Lenders” in a manner that reduces the voting percentages set forth therein; (ii) change the provisions of this Section 11.12; (iii) release all or substantially all of the Collateral (except as expressly provided in the Fundamental Documents) or all or substantially all of the value of the guarantees provided by the Guarantors (except as expressly provided in the Fundamental Documents); or (iv) change or waive Section 10.2; (C) no amendment, modification, supplement or waiver pursuant to this Section 11.12 shall amend or otherwise modify Section 2.8 or any other provisions of any Fundamental Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those holding Loans of any other Class, without the consent of the Majority Facility Lenders of each affected Class (it being understood that the Required Lenders may waive, in whole or in part, any prepayment of Loans hereunder so long as the application, as between Classes, of any portion of such prepayment that is still required to be made is not altered); (D) no amendment, modification, supplement or waiver pursuant to this Section 11.12 shall amend or modify the provisions of Section 2.3 or any letter of credit application and any bilateral agreement between the Borrower and an Issuing Bank regarding such Issuing Bank’s Letter of Credit Commitment or the respective rights and obligations between the Borrower and such Issuing Bank in connection with the issuance of Letters of Credit without the prior written consent of the Administrative Agent and such Issuing Bank, respectively; and (E) no amendment, modification, supplement or waiver pursuant to this Section 11.12 shall subordinate the Obligations or the liens on all or substantially all of the Collateral that secure the Obligations to any other borrowed money without the written consent of each Lender directly and adversely affected thereby. Notwithstanding anything to the contrary herein:

163 (v) except as set forth in clause (A) above, no Defaulting Lender shall have any right to approve or disapprove any amendment, modification, supplement, waiver or consent hereunder or otherwise give any direction to the Administrative Agent; (w) the Borrower and the Administrative Agent may, without the input or consent of any other Lender, effect amendments to this Credit Agreement and the other Fundamental Documents as may be necessary in the reasonable opinion of the Borrower and the Administrative Agent to effect the provisions of Section 2.8(d), 2.13, 2.15, Section 7.6 or as contemplated by Section 10.1; (x) intercreditor agreements, guarantees, collateral or security documents and other related documents executed by the Parent or any of its Subsidiaries in connection with this Credit Agreement may be in a form reasonably determined by the Administrative Agent and may be amended, restated, supplemented or waived without the consent of any Lender; (y) the Administrative Agent may, with the consent of Borrower only, amend, modify or supplement this Credit Agreement or any other Fundamental Document to cure any ambiguity, omission, defect or inconsistency, so long as such amendment, modification or supplement does not adversely affect the rights of any Lender and the Lenders shall have received, at least five (5) Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within five (5) Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment; (z) in connection with the addition of any Guarantor from an Approved Jurisdiction, the Borrower and the Administrative Agent may, without the consent of any Lender, amend, modify or supplement any Fundamental Documents, in order to include provisions which are reasonably required as to Guarantors organized in the applicable jurisdiction, including customary limitation language for such jurisdictions. Notwithstanding the foregoing, only the consent of the Required RC Lenders shall be required with respect to waivers of any conditions to the Borrowing of any Revolving Loans, and any such amendment, modification or waiver may be made without the consent of any other Lender (including, for the avoidance of doubt, the Required Lenders). In addition, notwithstanding the foregoing, this Credit Agreement may be amended (or amended and restated) with the written consent of the Required Lenders (as determined hereunder prior to any such amendment or amendment and restatement), the Administrative Agent and the Borrower (i) to add one or more additional credit facilities to this Credit Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Credit Agreement and the other Fundamental Documents with the Loans and the accrued interest and fees in respect thereof and (ii) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders, the Required RC Lenders and other definitions related to such new credit facilities; provided that no Lender shall be obligated to commit to or hold any part of such credit facilities. (b) Each waiver, amendment, modification, supplement or consent made or given pursuant to this Section 11.12 shall be effective only in the specific instance and for the specific purpose for which given, and such waiver, amendment, modification or supplement shall apply equally to each of the Lenders and shall be binding on the Credit Parties, the Lenders, the Administrative Agent and all future holders of the Loans and Revolving Credit Commitments.

164 SECTION 11.13. Severability. Any provision of this Credit Agreement or of the Notes which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof, and any such invalidity, illegality or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. SECTION 11.14. SERVICE OF PROCESS; SUBMISSION TO JURISDICTION. EACH PARTY HERETO (EACH, A “SUBMITTING PARTY”) HEREBY IRREVOCABLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN (OR IF SUCH COURT LACKS SUBJECT MATTER JURISDICTION, THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN), AND ANY APPELLATE COURT FROM ANY THEREOF, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS CREDIT AGREEMENT (INCLUDING, BUT NOT LIMITED TO, THE LETTERS OF CREDIT), THE SUBJECT MATTER HEREOF, ANY OTHER FUNDAMENTAL DOCUMENT AND THE SUBJECT MATTER THEREOF. EACH SUBMITTING PARTY TO THE EXTENT PERMITTED BY APPLICABLE LAW (A) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN THE ABOVE-NAMED COURTS, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF SUCH COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS CREDIT AGREEMENT, THE SUBJECT MATTER HEREOF, THE OTHER FUNDAMENTAL DOCUMENTS OR THE SUBJECT MATTER THEREOF (AS APPLICABLE) MAY NOT BE ENFORCED IN OR BY SUCH COURT, (B) HEREBY WAIVES THE RIGHT TO REMOVE ANY SUCH ACTION, SUIT OR PROCEEDING INSTITUTED BY THE ADMINISTRATIVE AGENT, AN ISSUING BANK OR A LENDER IN STATE COURT TO FEDERAL COURT, AND (C) HEREBY WAIVES THE RIGHT TO ASSERT IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY OFFSETS OR COUNTERCLAIMS EXCEPT COUNTERCLAIMS THAT ARE COMPULSORY OR OTHERWISE ARISE FROM THE SAME SUBJECT MATTER. EACH SUBMITTING PARTY HEREBY CONSENTS TO SERVICE OF PROCESS BY MAIL AT THE ADDRESS TO WHICH NOTICES ARE TO BE GIVEN TO IT PURSUANT TO SECTION 11.1 HEREOF. EACH SUBMITTING PARTY AGREES THAT ITS SUBMISSION TO JURISDICTION AND CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF EACH OF THE OTHER SUBMITTING PARTIES. FINAL JUDGMENT AGAINST ANY SUBMITTING PARTY IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN ANY OTHER JURISDICTION (X) BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF INDEBTEDNESS OR LIABILITY OF THE SUBMITTING PARTY THEREIN DESCRIBED OR (Y) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION, PROVIDED, HOWEVER, THAT THE ADMINISTRATIVE AGENT, THE ISSUING BANKS OR A LENDER MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS AGAINST A SUBMITTING PARTY OR ANY OF ITS ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OF AMERICA OR OF ANY COUNTRY OR PLACE WHERE THE SUBMITTING PARTY OR SUCH ASSETS MAY BE FOUND. SECTION 11.15. Headings. Section headings used herein and the Table of Contents are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Credit Agreement.

165 SECTION 11.16. Execution in Counterparts; Electronic Execution. This Credit Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of (x) this Credit Agreement, (y) any other Fundamental Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 11.1), certificate, request, statement, disclosure or authorization related to this Credit Agreement, any other Fundamental Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Credit Agreement, such other Fundamental Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Credit Agreement, any other Fundamental Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower or any other Credit Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower and each Credit Party hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Borrower and the Credit Parties, Electronic Signatures transmitted by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Credit Agreement, any other Fundamental Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (ii) agrees that the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Credit Agreement, any other Fundamental Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Credit Agreement, any other Fundamental Document and/or any Ancillary Document based solely on the lack of paper original copies of this Credit Agreement, such other Fundamental Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (iv) waives any claim against any Indemnified Party for any Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Borrower and/or any Credit Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. SECTION 11.17. USA Patriot Act, Beneficial Ownership Regulation and PCML Act. Each Lender hereby notifies each of the Credit Parties that, pursuant to the requirements of the USA Patriot Act, Beneficial Ownership Regulation and the PCML Act, it is required to obtain, verify and record information that identifies the Credit Parties and their investors, which information includes the name and

166 address of each such Person and other information that will allow such Lender to identify such Person in accordance with the USA Patriot Act, Beneficial Ownership Regulation and the PCML Act, as applicable. SECTION 11.18. Entire Agreement. This Credit Agreement (including the Exhibits and Schedules hereto) represents the entire agreement of the parties with regard to the subject matter hereof and the terms of any letters and other documentation entered into between any of the parties hereto prior to the execution of this Credit Agreement which relate to Loans to be made hereunder shall be replaced by the terms of this Credit Agreement. SECTION 11.19. Confidentiality. (a) Each of the Administrative Agent, the Issuing Banks and each Lender agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to it and its affiliates’ Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any Governmental Authority (including any self- regulatory authority), (c) to the extent required by Applicable Law or by any subpoena or similar legal process, (d) to any other party to this Credit Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Credit Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 11.19, to (i) any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Credit Agreement, (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations and (iii) to any credit insurance provider relating to the Borrower and the Obligations (it being understood that the list of Disqualified Lenders may be disclosed to any assignee or participant, prospective assignee or prospective participant, or actual or prospective counterparty (or its advisors) in reliance on this clause (f)), (g) with the consent of the Borrower, or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section 11.19, (y) becomes available to the Administrative Agent, the Issuing Banks or any Lender on a non-confidential basis from a source other than a Credit Party that is not actually known by the recipient to have breached a binding confidentiality agreement by having remitted such Information or (z) independently discovered or developed by a party hereto without utilizing any Information received from the Borrower or violating the terms of this Section; or to the extent required by a potential or actual insurer or reinsurer in connection with providing insurance, reinsurance or credit risk mitigation coverage under which payments are to be made or may be made by reference to this Agreement. For the purposes of this Section 11.19, “Information” means all information received from any Credit Party relating to any Credit Party or its business, other than any such information that is available to the Administrative Agent, the Issuing Banks or any Lender on a non-confidential basis prior to disclosure by such Credit Party and other than information pertaining to this Credit Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry; provided, that in the case of information received from a Credit Party after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. For the avoidance of doubt, nothing in this Section 11.19 shall prohibit any Person from voluntarily disclosing or providing any Information within the scope of this confidentiality provision to any governmental, regulatory or self-regulatory organization (any such entity, a “Regulatory Authority”) to the extent that any such prohibition on disclosure set forth in this Section 9.12 shall be prohibited by the laws or regulations applicable to such Regulatory Authority.

167 SECTION 11.20. Judgment Currency. (a) If for the purpose of obtaining or enforcing judgment against the Borrower or any other Credit Party which is incorporated or organized under the laws of Canada or any province thereof in any court in any jurisdiction, it becomes necessary to convert into Canadian currency an amount due in United States Dollars under this Credit Agreement or any other Fundamental Document, the conversion shall be made at the rate of exchange prevailing on the Business Day immediately preceding: (i) the date of actual payment of the amount due, in the case of any proceeding in the courts of the Province of British Columbia or in the courts of any other jurisdiction that will give effect to such conversion being made on such date; or (ii) the date on which the judgment is given, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 11.20(a)(ii) being hereinafter in this Section 11.20 referred to as the “Judgment Conversion Date”). (b) If, in the case of any proceeding in the court of any jurisdiction referred to in Section 11.20(a)(ii), there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the Borrower shall pay such additional or lesser amount as may be necessary to ensure that the amount paid in Canadian currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of United States dollars which could have been purchased with the amount of Canadian dollars stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date. (c) Any amount due from the Borrower or any other Credit Party under the provisions of Section 11.20(b) shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Credit Agreement or any other Fundamental Document. (d) The term “rate of exchange” in this Section 11.20 means the noon rate of exchange based on Canadian interbank transactions in United States dollars and Canadian dollars published or quoted by the Bank of Canada for the day in question. SECTION 11.21. Lender Obligations Several. The respective obligations of the Lenders under this Credit Agreement and the other Fundamental Documents are several and not joint, and no Lender shall be responsible for the failure of any other Lender to satisfy its obligations hereunder and thereunder. SECTION 11.22. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Fundamental Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Fundamental Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable:

168 (1) a reduction in full or in part or cancellation of any such liability; (2) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Credit Agreement or any other Fundamental Document; or (3) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. SECTION 11.23. Acknowledgement Regarding Any Supported QFCs. To the extent that the Fundamental Documents provide support, through a guarantee or otherwise, for Specified Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Fundamental Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Fundamental Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Fundamental Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. [Signature Pages FollowIntentionally Omitted]